As filed with the Securities and Exchange Commission on June 1, 2007

Registration No. 333-________

____________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

____________________

WELLS FARGO
STUDENT LOANS RECEIVABLES I, LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	41-2020536 (I.R.S. employer identification no.)

301 EAST 58TH STREET

SIOUX FALLS, SOUTH DAKOTA 57104

(605) 575-6309

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

Lawrence D. Rubenstein, Esquire

Wells Fargo Bank, N.A.

530 Fifth Avenue, 15th Floor

New York, New York 10036

(212) 805-1042

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Matthew P. Joseph, Esquire

McKee Nelson LLP

One Battery Park Plaza, 34th Floor

New York, New York 10004

(917) 777-4333

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:    ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box:    ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.   ☐

CALCULATION OF REGISTRATION FEE
Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Per Unit Offering Price(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Student Loan-backed Securities	$1,000,000(3)(4)	100%	$1,000,000	$30.70
(1)	Estimated solely for the purposes of calculating the registration fee.
(2)	Calculated pursuant to Rule 457(o) of the Securities Act of 1933, as amended.
(2)	Includes an indeterminate amount of securities offered or sold in a remarketing transaction in connection with a reset date.
(3)

This registration statement also includes securities offered or sold by Wells Fargo Bank, N.A. (or one of its subsidiaries or affiliates) following any exercise of a related call option, which offers or sales will be treated as original issuance for purposes of payment of registration fees.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

INTRODUCTORY NOTE

This registration statement contains (i) a form of Prospectus relating to the offering of a series of Student Loan Asset-Backed Notes by various issuing entities created from time to time by Wells Fargo Student Loans Receivables I, LLC, (ii) a form of Prospectus Supplement relating to the offering by Wells Fargo Private Credit Student Loan Trusts of the particular series of Student Loan Asset-Backed Notes described therein and (iii) a form of Prospectus Supplement relating to the offering by Wells Fargo Student Loan Trusts of the particular series of Student Loan Asset-Backed Notes described therein.  The forms of Prospectus Supplement relate only to the securities described therein and are forms which, among others, may be used by Wells Fargo Student Loans Receivables I, LLC to offer Student Loan Asset-Backed Notes under this registration statement.

PROSPECTUS

Wells Fargo Student Loan Trusts

Wells Fargo Private Credit Student Loan Trusts
Issuing Entities

Wells Fargo Student Loans Receivables I, LLC

Depositor

Student Loan Asset-Backed Notes

_____________

You should consider carefully the risk factors described in this prospectus beginning on page 16 and in the prospectus supplement that accompanies this prospectus.

The notes described herein represent obligations of the applicable issuing entity only.  The notes are not obligations of or interests in Wells Fargo Bank, N.A., the depositor or any of their affiliates.

The notes are not guaranteed or insured by the United States of America, the Federal Deposit Insurance Corporation or any other governmental agency.

This prospectus may be used to offer and sell any series of notes only if it is accompanied by the prospectus supplement for that series.

The Depositor

The depositor is a Delaware limited liability company and a subsidiary of Wells Fargo Bank, N.A.

The Notes

The depositor intends to form issuing entities to issue student loan asset-backed notes. Each issue of notes will have its own designation. We intend to sell the notes from time to time in amounts, at prices and on terms determined at the time of the offering and sale of the related series of notes.  Each series will include one or more classes of notes secured by the assets of the issuing entity for that issue.

A class of notes may:

●

be senior or subordinate to other classes in its series; and

●

receive payments from one or more forms of credit or liquidity enhancements designed to reduce the risk to investors caused by shortfalls in payments on the related student loans.

Each holder of a class of notes will have the right to receive payments of principal and interest at the rates, on the dates and in the manner described in the applicable supplement to this prospectus.

Assets of the Issuing Entity

The assets of each issuing entity will include:

●

education loans to students or parents of students;

●

specified types of credit enhancement; and

●

other moneys, investments and property, including derivative instruments in some cases.

Each supplement to this prospectus will describe, among other things, the specific amounts, prices and terms of the notes of the related series. The supplements will also provide details of the specific student loans, credit enhancement, derivative instruments and other assets of the related issuing entity.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the notes or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

_____________

The date of this prospectus is __________, 20__

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
PROSPECTUS AND THE RELATED PROSPECTUS SUPPLEMENT

Information is provided to you about the notes in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of notes, including your series, and (b) the related prospectus supplement, which will describe the specific terms of your series of notes, including:

•

the timing and priority of interest and principal payments;

•

statistical and other information about the student loans and the other assets owned by the issuing entity;

•

information about credit enhancement, if any for each class;

•

the ratings for each class; and

•

the method for selling the notes.

You should rely only on the information provided in this prospectus and the related prospectus supplement including the information incorporated by reference.  No one has been authorized to provide you with different information.  The notes are not being offered in any state where the offer is not permitted.  The depositor does not claim the accuracy of the information in this prospectus or the related prospectus supplement as of any date other than the dates stated on their respective covers.

Cross-references are included in this prospectus and in the related prospectus supplement to captions in these materials where you can find further related discussions.  The following table of contents and the table of contents included in the related prospectus supplement provide the pages on which these captions are located.

The depositor’s principal executive office is located at 301 East 58th Street, Sioux Falls, South Dakota 57104, and the depositor’s telephone number is (605) 575-6309.

PROSPECTUS

Page

Summary of Prospectus

6

Risk Factors

16

Because The Notes May Not Provide Regular Or Predictable Payments, You May Not Receive The Return

On Investment That You Expected

16

The Notes Are Not Suitable Investments For All Investors

16

If A Secondary Market For Your Notes Does Not Develop, The Value Of Your Notes May Diminish

16

The Issuing Entity Will Have Limited Assets From Which To Make Payments On The Notes, Which May

Result In Losses

17

Credit Enhancement Is Limited In Amount And Coverage

17

Private Credit Student Loans May Have Greater Risk Of Default

18

Interests Of Other Persons In Private Credit Student Loans Could Be Superior To An Issuing Entity’s

Interest, Which May Result In Reduced Payments On Your Notes

18

Risk Of Default By Private Guarantors Or Insurers

18

You May Incur Losses Or Delays In Payments On Your Notes If Borrowers Default On The Student Loans

18

If A Guarantor Of The FFELP Student Loans Experiences Financial Deterioration Or Failure, You May

Suffer Delays In Payment Or Losses On Your Notes

19

The U.S. Department Of Education’s Failure To Make Reinsurance Payments May Negatively Affect The

Timely Payment Of Principal And Interest On Your Notes

19

You Will Bear Prepayment And Extension Risk Due To Actions Taken By Individual Borrowers And Other

Variables Beyond Our Control

19

You May Be Unable To Reinvest Principal Payments At The Yield You Earn On The Notes

20

A Failure To Comply With Student Loan Origination And Servicing Procedures Could Jeopardize

Guarantor, Interest Subsidy And Special Allowance Payments On The Student Loans, Which May Result

In Delays In Payment Or Losses On Your Notes

20

The Inability Of The Depositor Or The Servicer To Meet Its Repurchase Obligation May Result In Losses

On Your Notes

20

Subordination Of Some Classes Of Notes Results In A Greater Risk Of Losses Or Delays In Payment On

Those Notes

20

The Notes May Be Repaid Early Due To An Auction Sale Or The Exercise Of The Purchase Option.  If This

Happens, Your Yield May Be Affected And You Will Bear Reinvestment Risk

21

Incentive Programs May Affect Your Notes

21

Payment Offsets By FFELP Loan Guarantors Or The U.S. Department Of Education Could Prevent The

Issuing Entity From Paying You The Full Amount Of The Principal And Interest Due On Your Notes

21

Servicing Transfer Following A Servicer Event Of Default May Result In Payment Delays Or Losses

22

The Insolvency Or Bankruptcy Of The Servicer Or Any Successor Servicer Could Delay The Appointment

Of A Successor Servicer Or Reduce Payments On Your Notes

22

Insolvency Of The Depositor May Delay Or Reduce Collections On Trust Student Loans

22

The Bankruptcy Of Certain Sellers Could Delay Or Reduce Payments On Your Notes

23

Special Powers Of The FDIC In The Event Of Insolvency Of Wells Fargo Bank, N.A. And Certain Other

Sellers Could Delay Or Reduce Distributions On The Notes

23

The Indenture Trustee May Have Difficulty Liquidating Student Loans After An Event Of Default

24

Future Changes In Law May Adversely Affect The FFELP Student Loans, The Guarantors, The Depositor,

Wells Fargo Bank, N.A. Or The Other Sellers And, Accordingly, Adversely Affect Your Notes

25

The Use Of Master Promissory Notes May Compromise The Indenture Trustee’s Security Interest In Certain

FFELP Student Loans

25

A Decline In The Financial Health Of A Derivative Product Provider Could Reduce The Amount Of Funds

Available To Pay Principal And Interest On Your Notes

25

Book-Entry Notes May Experience Decreased Liquidity And Payment Delay

25

The Ratings Of Your Notes May Be Lowered Or Withdrawn Which May Adversely Affect The Liquidity Or

Market Value Of Your Notes

26

Certain Actions Can Be Taken Without Noteholder Approval

26

The United States Military Build-Up May Result In Delayed Payments From Borrowers Called To Active

Military Service

26

Consumer Protection Laws May Limit Remedies

27

Risk Of Bankruptcy Discharge Of Private Credit Student Loans

28

Subordinated Noteholders May Not Be Able To Direct The Indenture Trustee Upon An Event Of Default

Under The Indenture

28

In The Event Of An Early Termination Of A Swap Agreement Due To Certain Swap Termination Events,

An Issuing Entity May Be Required To Make A Large Termination Payment To Any Related Swap

Counterparty

28

Your Notes Will Have Greater Risk If An Interest Rate Swap Agreement Terminates

28

Your Notes Will Have Greater Risk If A Currency Swap Agreement Terminates

28

If The Holder Of The Call Option Or Collateral Call Exercises Its Right, You May Not Be Able To Reinvest

In A Comparable Note

29

Risks Related To Auction Rate Notes

30

The Interest Rates On Any Auction Rate Notes Are Subject To Limitations, Which Could Reduce Your

Yield

30

Risks Related To Reset Rate Notes

30

If A Currency Swap Agreement Terminates, Additional Interest Will Not Be Paid

30

Even If You Do Not Receive Timely Notices, You Will Be Deemed To Have Tendered Your Reset Rate

Notes

30

If Investments In An Accumulation Account Do Not Perform As Anticipated, Your Notes May Be

Downgraded Or You May Suffer A Loss

31

In The Event That Sums Are Deposited Into A Supplemental Interest Account Or An Investment Reserve

Account, Principal Payments To Subordinated Noteholders May Be Delayed, Or Subordinated

Noteholders May Suffer A Loss

31

If The Holder Of The Call Option On The Reset Rate Notes Exercises The Call Option, You May Not Be

Able To Reinvest In A Comparable Security

31

If A Failed Remarketing Is Declared, You Will Be Required To Rely On A Sale Through The Secondary

Market If You Wish To Sell Your Reset Rate Notes

31

If A Failed Remarketing Is Declared, The Failed Remarketing Rate You Will Receive May Be Less Than

The Then-Prevailing Market Rate Of Interest

32

Special Note Regarding Forward Looking Statements

32

Formation of the Issuing Entities

32

The Issuing Entities

32

The Eligible Lender Trustee and The Owner Trustee

33

Use Of Proceeds

34

The Depositor

34

The Sponsor, Seller, Servicer and Administrator

36

The Student Loan Pools

37

FFELP Delinquencies, Defaults, Claims and Net Losses

38

Static Pool Data

38

Prepayments, Maturity and Yield

38

Payment of Notes

40

Termination

40

Wells Fargo’s Student Loan Financing Business

40

Transfer and Servicing Agreements

44

General

44

Purchase of Student Loans by the Depositor; Representations and Warranties of the Sellers

44

Sale of Student Loans to the Issuing Entity; Representations and Warranties of the Depositor

45

Custodian of Promissory Notes

45

Additional Fundings

46

Amendments to Transfer and Servicing Agreements

47

Servicing and Administration

47

General

47

Accounts

47

Servicing Procedures

49

Payments on Student Loans

50

Servicer Covenants

50

Servicing Compensation

51

Net Deposits

52

Evidence as to Compliance

52

Certain Matters Regarding the Servicer

53

Servicer Default

54

Rights Upon Servicer Default

55

Waiver of Past Defaults

55

Administration Agreement

56

Administrator Default

56

Rights Upon Administrator Default

57

Statements to Indenture Trustee and Issuing Entity

57

Description of the Notes

58

General

58

Principal and Interest on the Notes

59

Call Option on the Notes

59

Collateral Call

59

The Indenture

60

Additional Information Regarding the Notes

64

Fixed Rate Notes

64

Floating Rate Notes

64

Auction Rate Notes

64

The Reset Rate Notes

66

Determination of Indices

82

Distributions

88

Credit Enhancement and Other Support; Derivative Arrangements

88

Insolvency Events

92

Book-Entry Registration

92

Non-U.S. Dollar Denominated Notes

97

Definitive Notes

98

List of Noteholders

99

Reports to Noteholders

99

Pool Factors

99

Certain Legal Aspects of the Student Loans

100

Transfer of Student Loans

100

Consumer Protection Laws

101

Loan Origination and Servicing Procedures Applicable to Student Loans

101

Student Loans Generally Not Subject to Discharge in Bankruptcy

102

U.S. Federal Income Tax Consequences

102

Tax Characterization of the Issuing Entity

102

Tax Consequences to Holders of Notes

102

Special Tax Consequences to Holders of Non-U.S. Dollar-Denominated Notes

106

Special Tax Consequences to Holders of Auction Rate Notes

108

Special Tax Consequences to Holders of Reset Rate Notes

109

European Union Directive On The Taxation Of Savings Income

110

State Tax Consequences

111

ERISA Considerations

111

Available Information

113

Reports to Noteholders

113

Incorporation of Documents by Reference

114

The Plan of Distribution

114

Legal Matters

116

Appendix A:  Federal Family Education Loan Program

A-1

Appendix B:  Global Clearance, Settlement and Tax Documentation Procedures

B-1

SUMMARY OF PROSPECTUS

•

This summary highlights selected information from this document, but does not contain all of the information that you should consider in making your investment decision.  To understand all of the terms of a series of notes, please read this entire document and the related prospectus supplement carefully.

•

This summary provides an overview of certain calculations, cash flows and other information to aid your understanding of the terms of the notes and is qualified by the full description of these calculations, cash flows and other information in this prospectus and the accompanying prospectus supplement.

RELEVANT PARTIES FOR EACH SERIES OF NOTES

Issuing Entity

Each issuing entity will be a Delaware statutory trust to be formed for each series of notes under a trust agreement between the depositor and an owner trustee.

Sponsor

The sponsor is Wells Fargo Bank, N.A.

Depositor

The depositor is Wells Fargo Student Loans Receivables I, LLC. The depositor is a wholly-owned, special purpose subsidiary of Wells Fargo Bank, N.A., formed to acquire student loans originated or acquired by Wells Fargo Bank, N.A. and to transfer to, and deposit the student loans in, issuing entities.  For notes backed by FFELP student loans, an eligible lender trustee will be specified in the related prospectus supplement and that eligible lender trustee will hold legal title to the FFELP student loans on our behalf.  References to the “depositor” also include the eligible lender trustee where the context involves the holding or transferring of legal title to FFELP student loans.

Servicer

The servicer will be either Wells Fargo Bank, N.A. or another servicer specified in the related prospectus supplement.  Under the circumstances described in this prospectus, the servicer may transfer its servicing obligations to other entities. It may also contract with other servicers or sub-servicers. The related prospectus supplement will describe any sub-servicers with whom the servicer has contracted. See “Servicing and Administration—Certain Matters Regarding the Servicer” in this prospectus.

Sellers

The sellers are Wells Fargo Bank, N.A. and/or other affiliates of the depositor as identified in the related prospectus supplement.

Originators

To the extent that private credit student loans have been originated by one or more originators not affiliated with Wells Fargo Bank, N.A. or the depositor and those loans constitute a material portion of the related loan pool, the identity of those originators will be disclosed, to the extent known, in the related prospectus supplement. The requisite information concerning those originators, to the extent available, will be provided in the related prospectus supplement.

Indenture Trustee

For each series of notes, the related prospectus supplement will specify the indenture trustee for the notes. See “Description of the Notes—The Indenture—The Indenture Trustee” in this prospectus.

Eligible Lender Trustee

For each series of notes backed by FFELP student loans, the related prospectus supplement will specify the eligible lender trustee for the notes. See “Formation of the Issuing Entities—The Eligible Lender Trustee and the Owner Trustee” in this prospectus.

Owner Trustee

For each series of notes, the related prospectus supplement will specify the owner trustee for the notes. See “Formation of the Issuing Entities— Formation of the Issuing Entities—The Eligible Lender Trustee and the Owner Trustee” in this prospectus.

Administrator

The administrator of the issuing entity will be either Wells Fargo Bank, N.A. or a sub-administrator specified in the related prospectus supplement.  Under the circumstances described in this prospectus, the administrator may transfer its obligations as administrator to an affiliate. The administrator may also contract with sub-administrators.  If there is a sub-administrator, the identity of the sub-administrator will be specified in the related prospectus supplement.  The related prospectus supplement will describe any sub-administrators with whom the administrator has contracted.  See “Summary of Terms—Sponsor, Servicer, Administrator and Paying Agent” in the related prospectus supplement.

THE NOTES

Each series of notes will include one or more classes of student loan asset-backed notes. The notes will be issued under an indenture between the issuing entity, the eligible lender trustee, if applicable, and the related indenture trustee. We may offer each class of notes publicly or privately, as specified in the related prospectus supplement.

The notes will be available for purchase in minimum denominations and additional amounts in excess thereof, as  provided in the related prospectus supplement. The depositor may denominate the notes in U.S. Dollars or a non-U.S. Dollar currency as specified in the related prospectus supplement.  The notes will be available initially in book-entry form only. Investors who hold the notes in book-entry form will be able to receive definitive notes only in the limited circumstances described in this prospectus or in the related prospectus supplement.

See “Additional Information Regarding the Notes—Book-Entry Registration” and “—Definitive Notes” in this prospectus.

Except for interest-only and principal-only notes described below, each class of notes will have a stated principal amount and will bear interest at a specified rate described in the related prospectus supplement. Interest rates may vary between the classes of notes in a particular series. The interest rate may be:

•

fixed;

•

variable;

•

adjustable;

•

auction-determined;

•

reset; or

•

any combination of these rates.

The related prospectus supplement will specify:

•

the stated principal amount of each class of notes; and

•

the interest rate for each class of notes or the method for determining the interest rate.

As to notes bearing a variable interest rate, such interest rate may be determined by reference to an interest rate index.  The index may be based on LIBOR, EURIBOR, GBP-LIBOR, a commercial paper rate, a federal funds rate, the 91-day U.S. Treasury bill rate, a U.S. Treasury constant maturity rate, the prime rate, a negotiable certificate of deposit rate or other interest rate based on transactions in debt securities as specified in the related prospectus supplement.  No interest rate will be permitted based on equity or commodity indices.

If specified in the related prospectus supplement, a class of notes may have no principal balance and bear interest on the related notional amount.  If specified in the related prospectus supplement, a class of notes may not bear interest and be entitled to receive only distributions of principal or excess interest.  If specified in the related prospectus supplement, a class of notes may accrete the amount of accrued interest otherwise distributable on the class which amount will be added as principal to the principal balance of the class on each distribution date.

See “Description of the Notes—Principal and Interest on the Notes” in this prospectus.

If a series includes two or more classes of notes:

•

the timing and priority of payments, allocation of losses, seniority, interest rates and/or the method of determining interest rates or amount of payments of principal or interest may differ for each class;

•

payments of principal or interest on a class may or may not be made, depending on whether specified events occur; and/or

•

distributions on one or more classes of notes may be subordinate in priority of payment to payments of principal and interest on other classes or notes.

The related prospectus supplement will provide this information.

ASSETS OF THE ISSUING ENTITY

The assets of each issuing entity will consist primarily of a pool of student loans. These student loans may be:

•

FFELP student loans — education loans to students or parents of students made under FFELP; or

•

non-FFELP student loans or “private credit student loans” — other education loans not made under FFELP.

“Student loans,” as used in this prospectus or in the related prospectus supplement, refers to FFELP student loans, private credit student loans, or both, as applicable.

Student loans owned by a specific issuing entity are referred to in this prospectus “trust student loans.”

The assets of each issuing entity will include rights to receive payments made on the trust student loans and any proceeds related to them.

The depositor will purchase the trust student loans from Wells Fargo Bank, N.A. or another affiliate of Wells Fargo & Company under one or more  purchase agreements. The related prospectus supplement will describe the seller or sellers that sold the loans to the depositor. The student loans will be selected based on criteria listed in the related purchase agreement.

The depositor will assign the trust student loans to the related issuing entity under a transfer agreement. The related prospectus supplement will specify the aggregate principal balance of the trust student loans sold to the issuing entity as of the cutoff date specified in that prospectus supplement. The property of each issuing entity will also include amounts on deposit in specific trust accounts.  The accounts may include: a collection account, any reserve account, any prefunding account, any capitalized interest account, any cash capitalization account and any other account identified in the related prospectus supplement.  The property of each issuing entity may also include the right to receive payments under any swap agreements entered into by the issuing entity from time to time.  See “Formation of the Issuing Entities” in this prospectus.

Each FFELP student loan sold to an issuing entity will be at least partially guaranteed as to the payment of principal and interest by a state guaranty agency or a private non-profit guarantor. The applicable guarantee percentage will be set forth in the related prospectus supplement. These guarantees are contingent upon compliance with specific origination and servicing procedures, as prescribed by the Higher Education Act of 1965, as amended (the “Higher Education Act”), other applicable federal laws, rules and regulations, and various guarantor regulations. Each guarantor is reinsured by the U.S. Department of Education for a percentage of claims paid by that guarantor for a given federal fiscal year. The reinsured amount depends on a guarantor’s claims experience and the year in which the FFELP student loans subject to the claims were disbursed or, in certain circumstances, the date on which a claim was filed. The percentage of the claims paid by a guarantor that are reinsured could change in the future by legislation.  See “Appendix A—Federal Family Education Loan Program—Guarantee Agencies under the FFELP,” which is hereby incorporated into this prospectus.

Private credit student loans may or may not be insured by a private guarantor or surety. If insured private credit student loans are included in the assets sold to an issuing entity, the issuing entity and the holders of the publicly offered notes related to that issuing entity may or may not have the benefit of the guarantee. If your notes have the benefit of a private guarantee or surety, the related prospectus supplement will either describe such private guarantee or surety or you will be informed that the private guarantee or surety was not considered by the rating agencies in the rating of your notes and the private guarantee or surety should not be considered in connection with your investment decision.

An issuing entity’s assets may include various agreements with counterparties providing for interest rate swaps, currency swaps, interest rate caps, floor agreements and collar agreements.  As applicable, these agreements will be described in the related prospectus supplement.

Collection Account

For each issuing entity, the administrator will establish and maintain one or more accounts to hold all payments made on the trust student loans. We refer herein to each of these accounts collectively as the “collection account.” The collection account will be in the name of the indenture trustee on behalf of the holders of the notes. The collection account will be an asset of the issuing entity. The related prospectus supplement will describe the permitted uses of funds in the collection account and the conditions for their application.

Reserve Account

The related prospectus supplement will inform you if the administrator will establish and maintain in the name of the indenture trustee one or more reserve accounts for each series. Any reserve account will be an asset of the issuing entity.  If a reserve account is established, on the relevant closing date the applicable issuing entity will make a deposit into the reserve account, as specified in the related prospectus supplement. The initial deposit into the reserve account may be supplemented from time to time by additional deposits. The related prospectus supplement will describe the conditions and amounts of these additional deposits.

The prospectus supplement for each issuing entity will describe how amounts in the reserve account will be available to cover shortfalls in payments due on the notes and to pay certain expenses. It will also describe how amounts on deposit in the reserve account in excess of the required reserve account balance will be distributed.

Prefunding Account

The related prospectus supplement will inform you if the administrator will establish and maintain in the name of the indenture trustee one or more prefunding accounts for the applicable issuing entity.  If a prefunding account is established, on the relevant closing date a portion of the net proceeds of the sale of the notes will be deposited in the prefunding account and used to acquire additional student loans.  The related prospectus supplement will describe the permitted uses of any funds in the prefunding account, the conditions for their application and the length of time during which additional student loans may be purchased with amounts on deposit in the prefunding account.

Capitalized Interest Account

The related prospectus supplement will inform you if the administrator will establish and maintain a capitalized interest account as an asset of the issuing entity. If a capitalized interest account is established, it will be in the name of the indenture trustee. If a capitalized interest account is established, the related issuing entity will make an initial deposit, in cash or eligible investments, from the net proceeds of the sale of the notes into the capitalized interest account as specified in the related prospectus supplement. This initial deposit will be in the form of either cash or eligible investments.

Funds in the capitalized interest account will be available, to the extent specified in the related prospectus supplement, to cover shortfalls in payments of interest due to senior noteholders and payments due to each derivative counterparty (other than any termination payments) pursuant to any derivative agreement then in effect and, after that, shortfalls in payments of interest to subordinate noteholders after application of funds available in the collection account at the end of the related collection period but before application of the reserve account.

Supplemental Purchase Account

The related prospectus supplement will inform you if the administrator will establish and maintain in the name of the indenture trustee one or more supplemental purchase accounts for the applicable issuing entity.  If a supplemental purchase account is established, on the relevant closing date a portion of the net proceeds of the sale of the notes will be deposited in the supplemental purchase account and used to acquire additional student loans.  The related prospectus supplement will describe the permitted uses of any funds in the supplemental purchase account, the conditions for their application and the length of time during which additional student loans may be purchased with amounts on deposit in the supplemental purchase account.

Consolidation Loan Add-On Account

The related prospectus supplement will inform you if the administrator will establish and maintain in the name of the indenture trustee one or more consolidation loan add-on accounts for the applicable issuing entity.  If a consolidation loan add-on account is established, on the relevant closing date a portion of the net proceeds of the sale of the notes will be deposited in the consolidation loan add-on account and used to acquire additional student loans.  The related prospectus supplement will describe the permitted uses of any funds in the consolidation loan add-on account, the conditions for their application and the length of time during which additional student loans may be purchased with amounts on deposit in the consolidation loan add-on account.

Cash Capitalization or Cash Collateral Accounts

The related prospectus supplement will inform you if the administrator will establish and maintain in the name of the indenture trustee one or more cash capitalization or cash collateral accounts for the applicable issuing entity.  If a cash capitalization or cash collateral account is established, the issuing entity will be required to deposit cash into the cash capitalization or cash collateral account for the purpose of providing credit enhancement to pay interest on the notes.  Amounts in the cash capitalization or cash collateral account will be remitted as specified in the related prospectus supplement.

Supplemental Interest Accounts

The related prospectus supplement will inform you if the administrator will establish and maintain in the name of the indenture trustee one or more supplemental interest accounts for the applicable issuing entity, with respect to one or more classes of reset rate notes for which an accumulation account is established.  If a supplemental interest account is established, on each applicable distribution date, the indenture trustee, the administrator or the paying agent, subject to sufficient available funds therefor, will deposit into the supplemental interest account the related supplemental interest account deposit amount for the purpose of providing additional available funds to pay interest on the related class or classes of reset rate notes.  Amounts in the supplemental interest account will be remitted as specified in the related prospectus supplement to offset shortfalls in interest that may arise as a result of funds invested in eligible investments in the accumulation account earning a lower rate of interest than the rate of interest on the related class or classes of reset rate notes.

Investment Reserve Accounts

The related prospectus supplement will inform you if the administrator will establish and maintain in the name of the indenture trustee one or more investment reserve accounts for the applicable issuing entity with respect to one or more classes of reset rate notes for which an accumulation account is established.  If an investment reserve account is established, on each applicable distribution date, after a downgrade, if any, by one or more rating agencies of the ratings of any eligible investments in an accumulation account, the indenture trustee, the administrator or the paying agent, subject to sufficient available funds therefor, will deposit into the investment reserve account an amount, if any, to be set by each applicable rating agency in satisfaction of the rating agency condition.  On each distribution date, all amounts on deposit in the investment reserve account either will be withdrawn from that investment reserve account and deposited into the related accumulation account in an amount required to offset any realized losses on eligible investments related to that accumulation account, or will be deposited into the collection account to be used as available funds on that distribution date.

Currency Accounts

If, as specified in the related prospectus supplement, one or more classes of notes, including reset rate notes during any reset period, are denominated in a currency other than U.S. Dollars, the administrator will establish and maintain in the name of the indenture trustee one or more currency accounts for that currency, for the benefit of the holders of that related class or classes of notes. If a currency account is established, any payments received from a derivative counterparty in a currency other than U.S. Dollars will be deposited into that currency account as described in the related prospectus supplement.

Remarketing Fee Accounts

The related prospectus supplement will inform you if the administrator will establish and maintain in the name of the indenture trustee one or more remarketing fee accounts for the applicable issuing entity with respect to one or more classes of reset rate notes.  If a remarketing fee account is established, beginning on the distribution date that is one year prior to a reset date for a class of reset rate notes, and through that reset date, the issuing entity will be required to deposit into the remarketing fee account, prior to the payment of interest on the notes, available funds, up to the related quarterly required amount on each related distribution date, until the balance on deposit in the remarketing fee account in respect of that class reaches the targeted level for the related reset date.

Accumulation Accounts

The related prospectus supplement will inform you if the administrator will establish and maintain in the name of the indenture trustee one or more accumulation accounts for the applicable issuing entity with respect to one or more classes of reset rate notes, whenever a class of reset rate notes bears interest at a fixed rate or bears interest at a floating rate but is structured not to receive a payment of principal until the end of the related reset period.  If an accumulation account is established, with respect to each related class of reset rate notes for the related reset period, on each applicable distribution date, the indenture trustee, the administrator or the paying agent will deposit any payments of principal allocated to that class, in U.S. Dollars, into the related accumulation account.  Amounts, exclusive of investment earnings, on deposit in the accumulation account may be used only to pay principal on the related class of reset rate notes or to the related currency swap counterparty or counterparties.  Investment earnings on deposit in an accumulation account will be withdrawn on each distribution date and deposited into the collection account to be used as available funds on that distribution date.

Investment Premium Purchase Accounts

If specified in the related prospectus supplement, the administrator will establish and maintain in the name of the indenture trustee one or more investment premium purchase accounts for the applicable issuing entity with respect to one or more classes of reset rate notes.  If an investment premium purchase account is established, with respect to each related class of reset rate notes for the related reset period, on each applicable distribution date, the indenture trustee, the administrator or the paying agent, subject to sufficient available funds therefor, will deposit amounts into the investment premium purchase account which may be utilized to purchase eligible investments at a price greater than par.  Amounts in the investment premium purchase account will be remitted as specified in the related prospectus supplement.

Prepayment Collections Account

If specified in the related prospectus supplement, the administrator will establish and maintain in the name of the indenture trustee one or more prepayment collections accounts for the applicable issuing entity.  If a prepayment collections account is established, the issuing entity will be required to deposit prepayments received on the trust student loans above a certain specified level into the prepayment collections account for a defined period of time.  Amounts, exclusive of investment earnings, on deposit in the prepayment collections account may be used only to pay principal on the related series of notes or to the related swap counterparty or counterparties.  Investment earnings on deposit in an prepayment collections account will be withdrawn on each distribution date and deposited into the collection account to be used as available funds on that distribution date.

Prefunding Period

The related prospectus supplement will inform you if there will be a prefunding period and the length of such prefunding period for the issuing entity to acquire additional student loans with amounts on deposit in the prefunding account.  The length of the prefunding period will not extend for more than one year from the date of issuance of the related series of notes.  The portion of the proceeds to be deposited into the prefunding account will not involve more than 50% of the net proceeds of the offering of the related series of notes.  The additional student loans will have substantially similar characteristics as the original trust student loans in the related pool.

Revolving Period

The related prospectus supplement will inform you if there is a revolving period and the length of such revolving period for the issuing entity to acquire additional student loans with the cash flows from the related pool of trust student loans.  The length of the revolving period will not extend for more than three years from the date of issuance of the related series of notes.  The related prospectus supplement will describe the characteristics or selection criteria for the additional trust student loans.

Credit and Liquidity or other Enhancement or Derivative Arrangements

Credit or liquidity enhancement for any series of notes may include one or more of the items described under “Additional Information Regarding the Notes—Credit Enhancement and Other Support; Derivative Arrangements—General” in this prospectus.

If any credit or liquidity enhancement applies to an issuing entity or any of the notes issued by that issuing entity, the related prospectus supplement will describe the specific enhancement as well as the conditions for their application.  Credit or liquidity enhancement may have limitations and exclusions from coverage. The related prospectus supplement will describe any such limitations or exclusions. See “Additional Information Regarding the Notes—Credit Enhancement and Other Support; Derivative Arrangements” in this prospectus.

SERVICING AGREEMENTS

The servicer will enter into one or more servicing agreements covering the student loans held by each issuing entity.  Under the servicing agreement, the servicer will be responsible for servicing, managing, maintaining custody of, and making collections on the trust student loans.  In addition, for trust student loans that are FFELP student loans, the servicer will file with the U.S. Department of Education and the guarantors all appropriate claims to collect interest subsidy payments, special allowance payments and guarantee payments owed on those student loans.  For trust student loans that are private credit student loans, the servicer will file all appropriate claims to collect guarantee payments owed on those student loans that are guaranteed.  See “Servicing and Administration” in this prospectus.

The servicer may enter into a sub-servicing agreement with a sub-servicer.  Under a sub-servicing agreement, a sub-servicer will agree to perform some or most of the obligations of the servicer under the servicing agreement.  The servicing agreement and any sub-servicing agreement are collectively referred to herein as the “servicing agreements.”

SERVICING FEE

The servicer will receive a servicing fee as specified in the related prospectus supplement. It will also receive reimbursement for expenses and charges, as specified in that prospectus supplement. These amounts will be payable monthly.

The servicing fee and any portion of the servicing fee that remains unpaid from prior dates will be payable before any payments are made on the related notes unless any portion of the servicing fee is expressly subordinated to payments on the notes, as specified in the related prospectus supplement. See “Servicing and Administration—Servicing Compensation” in this prospectus.

ADMINISTRATION AGREEMENT

Wells Fargo Bank, N.A., in its capacity as administrator, will enter into a separate administration agreement with each issuing entity and the servicer.  Under the administration agreement, Wells Fargo Bank, N.A. will undertake specific administrative duties for each issuing entity. See “Servicing and Administration—Administration Agreement” in this prospectus.

ADMINISTRATION FEE

The administrator will receive an administration fee as specified in the related prospectus supplement. It may also receive reimbursement for expenses and charges, as specified in the related prospectus supplement. These amounts will be payable before any payments are made on the related notes, as specified in the related prospectus supplement. See “Servicing and Administration—Administration Agreement” in this prospectus.

PURCHASE AGREEMENTS

For each issuing entity, the depositor will acquire the related student loans under one or more purchase agreements. The depositor will assign its rights under the purchase agreements to the issuing entity or the eligible lender trustee, on behalf of the issuing entity, as applicable. The issuing entity will further assign these rights to the indenture trustee as collateral for the notes. See “Transfer and Servicing Agreements” in this prospectus.

SALE AGREEMENTS

The depositor will sell the trust student loans to the issuing entity under a sale agreement. The eligible lender trustee will hold legal title to those trust student loans that are FFELP student loans. The issuing entity will assign its rights under the sale agreement to the indenture trustee as collateral for the notes. See “Transfer and Servicing Agreements” in this prospectus.

REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR

Under the sale agreement for each issuing entity, the depositor, as the seller of the trust student loans to the issuing entity, will make specific representations and warranties to the issuing entity concerning the trust student loans. The depositor will have an obligation to repurchase any trust student loan if the issuing entity is materially and adversely affected by a breach of any representation or warranty by the depositor, unless the breach is cured within the period specified in the related prospectus supplement.  Alternatively, the depositor may substitute qualified student loans rather than repurchase the affected student loans. Qualified substitute student loans are student loans that comply, on the date of substitution, with all of the representations and warranties made by the depositor in the sale agreement. Qualified substitute student loans must also be substantially similar on an aggregate basis to the loans they are being substituted for with regard to the following characteristics:

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principal balance;

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status—in-school, grace, deferment, forbearance or repayment;

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program type—FFELP student loans (Unsubsidized Stafford, Subsidized Stafford, PLUS, SLS or Consolidation) or private credit loans;

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school type;

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interest rate and related government subsidy; and

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remaining term to maturity.

Any required repurchase or substitution will occur no later than the date the next collection period ends after the applicable cure period has expired.

In addition, the depositor will have an obligation to reimburse the issuing entity for:

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any shortfall between the aggregate balance of the qualified substitute student loans and the aggregate balance of the loans being replaced, together with any unamortized premium on the shortfall (based on the percentage premium paid by the depositor for the loans being replaced), and

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any accrued interest not guaranteed by, or that is required to be refunded to, a guarantor and any program payments lost as a result of a breach of our representations and warranties.

See “Transfer and Servicing Agreements—Sale of Student Loans to the Issuing Entity; Representations and Warranties of the Depositor” in this prospectus.

REPRESENTATIONS AND WARRANTIES OF WELLS FARGO BANK, N.A. AND THE OTHER SELLERS UNDER THE PURCHASE AGREEMENTS

In each purchase agreement, the related seller of the student loans will make representations and warranties to the depositor concerning the student loans covered by that purchase agreement.  These representations and warranties will be substantially similar to the representations and warranties made by the depositor under the related sale agreement. Under each purchase agreement, the related seller will have repurchase, substitution and reimbursement obligations that match those of the depositor under the sale agreement.  These obligations may be transferred if certain conditions are satisfied.

See “Transfer and Servicing Agreements—Purchase of Student Loans by the Depositor; Representations and Warranties of the Sellers” in this prospectus.

COVENANTS OF THE SERVICER

The servicer will agree to service (or cause the subservicers, if any, to service) the trust student loans in compliance with the servicing agreement and, if applicable, the Higher Education Act. It will have an obligation to purchase from an issuing entity, or substitute qualified student loans for, any trust student loan if the issuing entity is materially and adversely affected by a breach by the servicer of any of its covenants concerning that student loan. Any breach that relates to compliance with the Higher Education Act or the relevant loan program rules as in effect on such date of determination, or the requirements of a guarantor, but that does not affect that guarantor’s obligation to guarantee payment of a trust student loan, will not be considered to have a material adverse effect (for example, any breach by the servicer that is cured within the applicable grace period will not be considered to have a material adverse effect).

If the servicer does not cure a breach within the grace period specified in the related prospectus supplement, the purchase or substitution will be made no later than the date the next collection period ends after the applicable cure period has expired, or as otherwise described in the related prospectus supplement.

In addition, the servicer will have an obligation to reimburse the issuing entity for:

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any shortfall between the aggregate principal balance of the qualified substitute student loans and the aggregate principal balance of the loans being replaced, together with any unamortized premium on the shortfall (based on the percentage premium paid by the depositor for the loans being replaced); and

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any accrued interest not guaranteed by, or that is required to be refunded to, a guarantor and any relevant loan program payments lost as a result of a breach of the servicer’s covenants.

See “Servicing and Administration—Servicer Covenants” in this prospectus.

OPTIONAL PURCHASES

Subject to any limitations described in the related prospectus supplement, the servicer or another entity specified in that prospectus supplement may, at its option, purchase, or arrange for the purchase of, all remaining trust student loans owned by an issuing entity on any distribution date specified in the related prospectus supplement when the pool balance of the remaining trust student loans is reduced to a percentage specified in the related prospectus supplement or less of the initial pool balance, plus the aggregate initial principal balances of all trust student loans acquired during any applicable prefunding period, plus accrued interest to be capitalized as of the applicable cutoff dates, plus any other amounts specified in the related prospectus supplement. The exercise of this purchase option will result in the early retirement of the notes issued by that issuing entity.  See “The Student Loan Pools—Termination” in this prospectus.

In addition, the servicer or another entity specified in the related prospectus supplement may have an option to purchase or arrange for the purchase of some of the trust student loans at any time.  If the servicer or another entity has this option, the related prospectus supplement will specify the percentage limitation applicable to the option together with the other limitations thereon.

CALL OPTION AND COLLATERAL CALL

If specified in the related prospectus supplement, the servicer or one of its affiliates specified in that prospectus supplement may exercise its option to call, in full, one or more classes of notes.  If a class of notes has been called, it will either remain outstanding and be entitled to all interest and principal payments on such class of notes under the related indenture, or the servicer or its specified affiliate will deposit an amount into the collection account sufficient to redeem the specified class of notes, subject to satisfaction of the rating agency condition. See “Description of the Notes—Call Option on the Notes” in this prospectus.  Each class of reset rate notes will be subject to a call option as described under “Additional Information Regarding the Notes—The Reset Rate Notes—Call Option” in this prospectus.  In addition, if specified in the related prospectus supplement and provided that the rating agency condition is satisfied, the servicer or one or more of its affiliates will have the right to purchase certain of the trust student loans in an amount sufficient to redeem one or more classes of notes.

Exercise of the call option or the collateral call will result in the early retirement of one or more classes of notes.

See “Description of the Notes—Collateral Call” in this prospectus.

AUCTION OF ISSUING ENTITY ASSETS

Subject to any limitations described in the related prospectus supplement, the indenture trustee will offer for sale by auction all remaining trust student loans at the end of the collection period in which their aggregate pool balance is reduced to a percentage specified in the related prospectus supplement or less of the initial pool balance, plus the aggregate initial principal balances of all trust student loans acquired during any applicable prefunding period, plus accrued interest to be capitalized as of the applicable cutoff dates, plus any other amounts specified in the related prospectus supplement. An auction will occur only if the entity with the optional purchase right has first waived its optional purchase right. The auction of the remaining trust student loans will result in the early retirement of the notes issued by that issuing entity. See “The Student Loan Pools—Termination” in this prospectus and “Summary of Terms—Termination of the Issuing Entity—Auction of the Issuing Entity Assets” in the related prospectus supplement.

TAX CONSIDERATIONS

On each closing date, Wells Fargo Bank, N.A. will receive an opinion of tax counsel that the issuing entity will not be treated as an association (or publicly traded partnership) taxable as a corporation.  Unless otherwise specified in the related prospectus supplement, Wells Fargo Bank, N.A. will receive an opinion of tax counsel that the notes will be treated as indebtedness for federal income tax purposes.

Wells Fargo Bank, N.A. and the issuing entity will treat the notes as indebtedness for federal income tax purposes.  By acquiring a note, you will agree to treat that note as indebtedness for federal income tax purposes.

See the discussion under the heading “U.S. Federal Income Tax Consequences” and “State Tax Consequences” in this prospectus and in the related prospectus supplement.

ERISA CONSIDERATIONS

A fiduciary of any employee benefit plan or other retirement arrangement subject to Title I of ERISA and/or Section 4975 of the Internal Revenue Code of 1986, as amended, should carefully review with its legal advisors whether the plan’s purchase or holding of any class of notes could give rise to a transaction prohibited or otherwise impermissible under ERISA or Section 4975 of the Internal Revenue Code. See “ERISA Considerations” in this prospectus and in the related prospectus supplement.

RATINGS

Notes of any series will not be offered pursuant to this prospectus and the related prospectus supplement unless each offered class is rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization.

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A security rating is not a recommendation to buy, sell or hold the notes of any series and is subject to revision or withdrawal at any time by the assigning rating agency.

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Ratings do not address the effect of prepayments on the yield you may anticipate when you purchase your notes.

RISK FACTORS

You should carefully consider the following risk factors in deciding whether to purchase any notes. You should also consider the additional risk factors described in each prospectus supplement. All of these risk factors could affect your investment in or return on the notes.

Because The Notes May Not Provide Regular Or Predictable Payments, You May Not Receive The Return On Investment That You Expected

The notes may not provide a regular or predictable schedule of payments or payment on any specific date. Accordingly, you may not receive the return on investment that you expected.

The Notes Are Not Suitable Investments For All Investors

The notes are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, and tax consequences of an investment, as well as the interaction of these factors.

If you are an investor (and in particular an individual investor) who does not have sufficient resources or expertise to evaluate the particular characteristics of a series of notes, the series of notes may not be an appropriate investment for you. This may be the case because, among other things:

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if you purchase your notes at a price other than par, your yield to maturity will be sensitive to the uncertain rate and timing of principal prepayments on the applicable trust student loans;

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the rate of principal distributions on, and the weighted average life of, the notes will be sensitive to the uncertain rate and timing of principal prepayments on the applicable trust student loans and the priority of principal distributions among the classes of notes of such series, and, as such, the notes may be inappropriate investments for you if you require a distribution of a particular amount of principal on a specific date or an otherwise predictable stream of distributions;

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you may not be able to reinvest amounts distributed in respect of principal on your notes (which distributions in general, are expected to be greater during periods of relatively low interest rates) at a rate at least as high as your expected yield;

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a secondary market for the notes may not develop or provide you with liquidity of investment; and

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you must report interest as well as original issue discount, if any, on the accrual method of accounting, even if you are otherwise using the cash method of accounting.

If A Secondary Market For Your Notes Does Not Develop, The Value Of Your Notes May Diminish

The liquidity of your notes may be limited. You should consider that:

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a secondary market for the notes of any series may not develop, or if it does, it may not provide you with liquidity of investment, or it may not continue for the life of the notes of any series;

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the prospectus supplement for any series of notes may indicate that an underwriter intends to establish a secondary market in such notes, but no underwriter will be obligated to do so; and

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unless specified in the related prospectus supplement, the notes will not be listed on any securities exchange.

In addition to these considerations, the secondary market for student loan asset-backed securities may experience periods of illiquidity.  Illiquidity means that there may not be any purchasers for your class of notes.  Although any class of notes may experience illiquidity, it is more likely that classes of notes that are more sensitive to prepayment, credit or interest rate risk will experience illiquidity.  You should consider that illiquidity may also result from legal or regulatory changes, or from the adoption or change of accounting rules, which affect the notes generally or particular types of noteholders.

The Issuing Entity Will Have Limited Assets From Which To Make Payments On The Notes, Which May Result In Losses

Except for any related guarantees and insurance policies and any reserve funds or other credit enhancement described in the related prospectus supplement:

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student loans included in the related issuing entity will be the sole source of payments on the notes of a series;

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the notes of any series will not represent an interest in or obligation of the depositor, the sponsor, the servicer, the administrator, the indenture trustee, the eligible lender trustee, the owner trustee or any of their affiliates, except for the depositor’s limited obligations with respect to certain breaches of its representations and warranties and the servicer’s limited obligations with respect to its servicing obligations; and

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neither the notes of any series nor the related trust student loans will be guaranteed or insured by any governmental agency or instrumentality (except as set forth in this prospectus and the related prospectus supplement) , the depositor, the sponsor, the servicer, the administrator, the indenture trustee, the eligible lender trustee, the owner trustee, any of their affiliates or any other person.

Consequently, in the event that payments on the trust student loans underlying your series of notes are insufficient or otherwise unavailable to make all payments required on your notes, there will be no recourse to the depositor, the sponsor, the servicer, the administrator, the indenture trustee, any eligible lender trustee, the owner trustee, the paying agent or, except as specified in the related prospectus supplement, any other entity.

Credit Enhancement Is Limited In Amount And Coverage

With respect to each series of notes, credit enhancement may be provided in limited amounts to cover certain types of losses on the applicable trust student loans or in one or more classes of notes. Credit enhancement will be provided in one or more of the forms referred to in this prospectus, including: subordination of one or more classes of notes of the same series, reserve accounts, capitalized interest accounts, cash capitalization or cash collateral accounts, supplemental interest accounts, investment premium purchase accounts, investment reserve accounts, overcollateralization, letters of credit, liquidity agreements, pool insurance policies, financial guaranty insurance policies or surety bonds, repurchase bonds and any combination of the preceding types of credit enhancement.  See “Additional Information Regarding the Notes—Credit Enhancement and Other Support; Derivative Arrangements.”

Regardless of the form of credit enhancement provided:

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the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula;

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may provide only very limited coverage as to certain types of losses, and may provide no coverage as to certain other types of losses; and

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all or a portion of the credit enhancement for any series of notes will generally be permitted to be reduced, terminated or substituted for, in the sole discretion of the servicer or the depositor, if each applicable rating agency indicates that the then-current ratings will not be adversely affected.

In the event losses exceed the amount of coverage provided by any credit enhancement or losses of a type not covered by any credit enhancement occur, such losses will be borne by the holders of the related notes (or certain classes).

None of the depositor, the sponsor, the servicer, the administrator, the indenture trustee, the owner trustee or the eligible lender trustee, if applicable, nor any of their affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain any rating of any class of notes.

See “Additional Information Regarding the Notes—Credit Enhancement and Other Support; Derivative Arrangements.”

Private Credit Student Loans May Have Greater Risk Of Default

Private credit student loans are made to students who may have higher debt burdens than student loan borrowers as a whole. Borrowers of private credit student loans  typically have already borrowed up to the maximum annual or aggregate limits under FFELP student loans. As a result, borrowers of private credit student loans may be more likely than other student loan borrowers as a whole to default on their payments or have a higher rate of forbearances. Failures by borrowers to pay timely the principal and interest on their private credit student loans or an increase in deferments or forbearances could affect the timing and amount of available funds for any collection period and adversely affect an issuing entity’s ability to pay principal and interest on your notes. In addition, the private credit student loans are not secured by any collateral of the borrowers and are not insured by any FFELP guaranty agency or by any governmental agency. Consequently, if a borrower defaults on a private credit student loan, you will bear the risk of loss to the extent that the reserve account or other specified credit enhancement for your notes is insufficient or unavailable to cover such default.

Interests Of Other Persons In Private Credit Student Loans Could Be Superior To An Issuing Entity’s Interest, Which May Result In Reduced Payments On Your Notes

Another person could acquire an interest in a private credit student loan that is superior to an issuing entity’s interest in that student loan because the promissory notes evidencing private credit student loans will not be segregated or marked as belonging to an issuing entity and will not be held by a third-party custodian on behalf of the indenture trustee. The seller will cause financing statements to be filed with the appropriate governmental authorities to perfect an issuing entity’s interest in the related private credit student loans. The servicer will also mark its books and records accordingly. However, the servicer will continue to hold the promissory notes evidencing private credit student loans. If another party purchases (or takes a security interest in) one or more private credit student loans for new value in the ordinary course of business and obtains possession of those promissory notes evidencing private credit student loans without actual knowledge of the issuing entity’s interests, the new purchaser (or secured party) will acquire an interest in those private credit student loans superior to the interest of the applicable issuing entity.

Risk Of Default By Private Guarantors Or Insurers

If a private guarantor or insurer defaults on its guarantee or surety obligations, you will rely solely on payments from the related borrower for payments on the related private guaranteed loan. In these circumstances, you will bear the risk of loss resulting from the failure of any borrower of a private guaranteed or insured student loan to the extent this loss is not covered by the limited credit enhancement provided in the financing structure for your notes.

You May Incur Losses Or Delays In Payments On Your Notes If Borrowers Default On The Student Loans

Prior to July 1, 2006, servicers designated as “exceptional performers” by U.S. Department of Education received 100% reimbursement of FFELP student loans.  This 100% reimbursement rate is reduced to 99% on FFELP student loans made on or after that date.  This rate could be further reduced as a result of a variety of factors, including further changes to FFELP or in the servicer’s servicing performance.  Further, if the servicer does not continue to have its “exceptional performance” designation, most FFELP student loans owned by an issuing entity that are first disbursed prior to July 1, 2006 are only 98% guaranteed and those first disbursed on or after that date are only 97% guaranteed. If a borrower defaults on a trust student loan that is only 99%, 98% or 97% guaranteed, the related issuing entity will experience a loss of approximately 1%, 2% or 3%, as applicable, of the outstanding principal and accrued interest on that student loan. If defaults occur on the trust student loans and the credit enhancement described in the related prospectus supplement is insufficient, you may suffer a delay in payment or losses on your notes.

If A Guarantor Of The FFELP Student Loans Experiences Financial Deterioration Or Failure, You May Suffer Delays In Payment Or Losses On Your Notes

All of the FFELP student loans will be unsecured.  As a result, the primary security for payment of a FFELP student loan is the guarantee provided by the applicable guarantor.  FFELP student loans acquired by each issuing entity will be subject to guarantee agreements with a number of individual guarantors.  A deterioration in the financial status of a guarantor and its ability to honor guarantee claims could result in a failure of that guarantor to make its guarantee payments to the eligible lender trustee in a timely manner.

A FFELP guarantor’s financial condition and ability to honor guarantee claims could be adversely affected by a number of other factors including:

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the amount of claims made against that guarantor as a result of borrower defaults;

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the amount of claims reimbursed to that guarantor from the U.S. Department of Education, which range from 75% to 99% of the guaranteed portion of the loan depending on the date the loan was first disbursed or, in certain circumstances, the date on which the claim was filed and the historical performance of the guarantor; and

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changes in legislation that may reduce expenditures from the U.S. Department of Education that support federal guarantors or that may require guarantors to pay more of their reserves to the U.S. Department of Education.

If the financial condition of a guarantor or surety deteriorates, it may fail to make guarantee payments in a timely manner, or at all.  In that event, you may suffer delays in payment or losses on your notes.

The U.S. Department Of Education’s Failure To Make Reinsurance Payments May Negatively Affect The Timely Payment Of Principal And Interest On Your Notes

If a FFELP guarantor is unable to meet its guarantee obligations, the issuing entity may submit claims directly to the U.S. Department of Education for payment. The U.S. Department of Education’s obligation to pay guarantee claims directly is dependent upon its determination that the guarantor is unable to meet its guarantee obligations. If the U.S. Department of Education delays in making this determination, you may suffer a delay in the payment of principal and interest on your notes. In addition, if the U.S. Department of Education determines that the FFELP guarantor is able to meet its guarantee obligations, the U.S. Department of Education will not make guarantee payments to the issuing entity. The U.S. Department of Education may or may not make the necessary determination that the guarantor is unable to meet its guarantee obligations.  If the U.S. Department of Education determines that the guarantor is unable to meet its guarantee obligations, it may or may not make this determination or the ultimate payment of the guarantee claims in a timely manner. This could result in delays or losses on your investment.

You Will Bear Prepayment And Extension Risk Due To Actions Taken By Individual Borrowers And Other Variables Beyond Our Control

A borrower may prepay a student loan in whole or in part at any time.  The rate of prepayments on the student loans may be influenced by a variety of economic, social, competitive and other factors, including changes in interest rates, the availability of alternative financings and the general economy.  Various loan consolidation programs, including those offered by affiliates of the depositor, available to eligible borrowers may increase the likelihood of prepayments.  In addition, an issuing entity may receive unscheduled payments due to defaults and to purchases by the servicer or the depositor.  Because a pool may include thousands of student loans, it is impossible to predict the amount and timing of payments that will be received and paid to noteholders in any period.  Consequently, the length of time that your notes are outstanding and accruing interest may be shorter than you expect.

On the other hand, the trust student loans may be extended as a result of grace periods, deferment periods and, under some circumstances, forbearance periods.  This may lengthen the remaining term of the student loans and delay principal payments to you.  In addition, the amount available for distribution to you will be reduced if borrowers fail to pay timely the principal and interest due on the trust student loans.  Consequently, the length of time that your notes are outstanding and accruing interest may be longer than you expect.

Any optional purchase right, any provision for the auction of the student loans, and, if applicable, the possibility that any prefunded amount may not be fully used to purchase additional student loans create additional uncertainty regarding the timing of payments to noteholders.

The effect of these factors is impossible to predict. To the extent they create reinvestment risk, you will bear that risk.

You May Be Unable To Reinvest Principal Payments At The Yield You Earn On The Notes

Asset-backed notes usually produce increased principal payments to investors when market interest rates fall below the interest rates on the collateral—student loans in this case—and decreased principal payments when market interest rates rise above the interest rates on the collateral. As a result, you are likely to receive more money to reinvest at a time when other investments generally are producing lower yields than the yield on the notes. Similarly, you are likely to receive less money to reinvest when other investments generally are producing higher yields than the yield on the notes.

A Failure To Comply With Student Loan Origination And Servicing Procedures Could Jeopardize Guarantor, Interest Subsidy And Special Allowance Payments On The Student Loans, Which May Result In Delays In Payment Or Losses On Your Notes

The rules under which the trust student loans were originated, including the Higher Education Act or the program rules and surety agreements for private credit student loans, require lenders making and servicing student loans and the guarantors, if any, guaranteeing those loans to follow specified procedures, including due diligence procedures, to ensure that the student loans are properly made, disbursed and serviced.

Failure to follow these procedures may result in:

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the U.S. Department of Education’s refusal to make reinsurance payments to the applicable guarantor or directly to the lender in the event the Department of Education has determined that the guarantor is unable to meet its guarantee obligations or to make interest subsidy payments and special allowance payments on the trust student loans that are FFELP student loans; or

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the guarantors’ or sureties’ inability or refusal to make guarantee or insurance payments on the trust student loans; or

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in the case of a final and binding determination by the Department of Education that due diligence in the collection of the trust student loans was not observed, special allowance payments or other guaranteed amounts with respect to the trust student loans not being made.

Loss of any loan program payments could adversely affect the amount of available funds and the issuing entity’s ability to pay principal and interest on your notes.

The Inability Of The Depositor Or The Servicer To Meet Its Repurchase Obligation May Result In Losses On Your Notes

Under some circumstances, the issuing entity has the right to require the depositor or the servicer to purchase a trust student loan or provide the issuing entity with a substitute student loan. This right arises generally if a breach of the representations, warranties or covenants of the depositor or the servicer, as applicable, has a material adverse effect on the issuing entity, and if the breach is not cured within the applicable cure period. We cannot guarantee you, however, that the depositor or the servicer will have the financial resources to make a purchase or substitution. In this case, you will bear any resulting loss.

Subordination Of Some Classes Of Notes Results In A Greater Risk Of Losses Or Delays In Payment On Those Notes

Some classes of notes may be subordinate to other classes of the related series.  As long as a senior class of notes is outstanding, the failure to pay interest or principal on any classes of notes subordinate to that senior class will not constitute an event of default.  Consequently, holders of some classes of notes may bear a greater risk of losses or delays in payment.  The related prospectus supplement will describe the nature and the extent of any subordination.

The Notes May Be Repaid Early Due To An Auction Sale Or The Exercise Of The Purchase Option.  If This Happens, Your Yield May Be Affected And You Will Bear Reinvestment Risk

The notes may be repaid before you expect them to be if:

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the indenture trustee successfully conducts an auction sale or

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the servicer or other applicable entity exercises its option to purchase all of the trust student loans.

Either event would result in the early retirement of the notes outstanding on that date. If this happens, your yield on the notes may be affected. You will bear the risk that you cannot reinvest the money you receive in comparable notes at an equal yield.

Incentive Programs May Affect Your Notes

At the present time, the sellers of the trust student loans make available to borrowers various incentive programs.    In addition, under the terms of the servicing agreement for your notes, the servicer may make new incentive programs available to borrowers with trust student loans upon certain conditions.  The incentive programs currently offered by Wells Fargo Bank, N.A. provide interest rate reductions, principal reductions and rebates.  See “Wells Fargo’s Student Loan Financing Business—Incentive Programs” in this prospectus for a description of current incentive programs offered by Wells Fargo Bank, N.A. to borrowers of student loans.  These current or future incentive programs may affect payments on your notes.

For example, if one or more of the incentive programs which offer a principal balance reduction to borrowers are made available to borrowers with trust student loans and a higher than anticipated number of borrowers qualify, the principal balance of the affected trust student loans may repay faster than anticipated.

Accordingly, your notes may experience faster than anticipated principal payments.

Conversely, the existence of these incentive programs may discourage a borrower from prepaying an affected trust student loan.  If this were to occur, the principal balance of your notes may be reduced over a longer period than would be the case if there were no such incentive program.

The prospectus supplement for your notes and the related servicing agreement may provide that any incentive program that effectively reduces the yield on trust student loans will be applicable to the trust student loans only if the administrator receives payment from the servicer, a seller, the depositor, the trust certificateholder or any other Wells Fargo Bank, N.A. affiliate of amounts sufficient to offset the effective yield reductions.  If the related prospectus supplement and servicing agreement so specify, and if the administrator does not receive those amounts, the administrator will be required to notify the servicer that such incentive programs cannot be applied.  In that case, the servicer will be required to terminate the applicable incentive programs.  We cannot guarantee to you that any person who has the option to make the payments mentioned above will make contributions in the amount required to reimburse the issuing entity for the cost of such incentive programs.  While the sellers and the servicer will represent that they have the right to discontinue these incentive programs at any time, we cannot assure you that, in the event those funds are not contributed to the issuing entity and the servicer terminates the incentive programs applicable to the related trust student loans, the affected borrowers will not be successful in asserting a defense against the issuing entity for payment of amounts attributable to incentive programs.  If borrowers were successful in asserting a defense, you will bear the risk of any loss to the extent not covered by available credit enhancement.

Payment Offsets By FFELP Loan Guarantors Or The U.S. Department Of Education Could Prevent The Issuing Entity From Paying You The Full Amount Of The Principal And Interest Due On Your Notes

The eligible lender trustee may use the same U.S. Department of Education lender identification number for FFELP student loans in an issuing entity as it uses for other FFELP student loans it holds on behalf of other issuing entities established by us. If it does, the billings submitted by the eligible lender trustee or the servicer to the U.S. Department of Education (for items such as special allowance payments or interest subsidy payments) and the claims submitted to the guarantors will be consolidated with the billings and claims for payments for trust student loans under other issuing entities using the same lender identification number. Payments on those billings by the U.S. Department of Education as well as claim payments by the applicable guarantors will be made to the eligible lender trustee, or to the servicer on behalf of the eligible lender trustee, in a lump sum. Those payments must be allocated by the administrator among the various issuing entities that reference the same lender identification number.

If the U.S. Department of Education or a guarantor determines that the eligible lender trustee owes it a liability on any trust student loan, including loans it holds on behalf of the issuing entity for your notes or other issuing entities, the U.S. Department of Education or the applicable guarantor may seek to collect that liability by offsetting it against payments due to the eligible lender trustee under the terms of the issuing entity. Any offsetting or shortfall of payments due to the eligible lender trustee could adversely affect the amount of available funds for any collection period and thus the issuing entity’s ability to pay you principal and interest on the notes.

The servicing agreement for your notes and other servicing agreements of the depositor will contain provisions for cross-indemnification concerning those payments and offsets. Such provisions require one entity to compensate the other or accept a lesser payment to the extent the latter has been assessed for the liability of the former. Even with cross-indemnification provisions, however, the amount of funds available to the issuing entity from indemnification would not necessarily be adequate to compensate the issuing entity and investors in the notes for any previous reduction in the available funds.

Servicing Transfer Following A Servicer Event Of Default May Result In Payment Delays Or Losses

Following the occurrence of a servicer event of default under the transfer and servicing agreements, the indenture trustee for the related series may, in its discretion or pursuant to direction from noteholders, remove the defaulting servicer and succeed to its responsibilities, or may petition a court to appoint a successor servicer.  The indenture trustee or the successor servicer will be entitled to reimbursement of its costs of effecting the servicing transfer from the predecessor servicer, or from the assets of the related trust if the predecessor fails to pay.  In the event that reimbursement to the indenture trustee or the successor servicer is made from issuing entity assets, the resulting shortfall will be borne by holders of the related notes.  In addition, during the pendency of a servicing transfer or for some time thereafter, borrowers of the related trust student loans may delay making their monthly payments or may inadvertently continue making payments to the predecessor servicer, potentially resulting in delays in distributions on the related notes.

The Insolvency Or Bankruptcy Of The Servicer Or Any Successor Servicer Could Delay The Appointment Of A Successor Servicer Or Reduce Payments On Your Notes

In the event of default by the servicer resulting solely from certain events of insolvency or the bankruptcy of the servicer, a court, conservator, receiver or liquidator may have the power to prevent either the indenture trustee or the noteholders from appointing a successor servicer or prevent the servicer from appointing a sub-servicer, as the case may be, and delays in the collection of payments on the trust student loans may occur.  Any delay in the collection of payments on the trust student loans may delay or reduce payments to noteholders.

Insolvency Of The Depositor May Delay Or Reduce Collections On Trust Student Loans

Neither the United States Bankruptcy Code nor similar applicable state laws prohibit the depositor from filing a voluntary application for relief under these laws.  However, the transactions contemplated by this prospectus and the related prospectus supplement will be structured so that the voluntary or involuntary application for relief under the bankruptcy laws by the depositor is unlikely.  The depositor is a separate, limited purpose subsidiary, whose certificate of formation contains limitations on the nature of the depositor’s business, including the ability to incur debt other than debt associated with the transactions contemplated by this prospectus and the related prospectus supplement, and restrictions on the ability of the depositor to commence voluntary or involuntary cases or proceedings under bankruptcy laws without the prior unanimous affirmative vote of all its members (who are required to consider the interests of the depositor’s creditors, in addition to the depositor’s equityholders in connection the filing of a voluntary application for relief under applicable insolvency laws).  Further, the transfer of the trust student loans to the related issuing entity will be structured so that none of the issuing entity, the eligible lender trustee, if any, nor the indenture trustee has recourse to the depositor, other than for breaches of representations and warranties about the student loans.

If the depositor were to become the subject of a proceeding under the bankruptcy laws, a court could conclude that the transfer of the trust student loans from the depositor to the issuing entity should not be characterized as an absolute transfer, and accordingly, that the trust student loans should be included as part of the depositor’s estate.  Under these circumstances, the bankruptcy proceeding could delay or reduce distributions on the notes.  In addition, a bankruptcy proceeding could result in the temporary disruption of distributions on the notes of a series.

The Bankruptcy Of Certain Sellers Could Delay Or Reduce Payments On Your Notes

We have taken steps to assure that the voluntary or involuntary application for relief by any seller under the United States Bankruptcy Code or other insolvency laws will not result in consolidation of the assets and liabilities of the depositor with those of the sellers. However, we cannot guarantee that our activities will not result in a court concluding that the depositor’s assets and liabilities should be consolidated with those of any seller in a proceeding under any insolvency law. If a court were to reach this conclusion or a filing were made under any insolvency law by or against the depositor, or if an attempt were made to litigate this issue, then delays in distributions on the notes or reductions in these amounts could result.

The sellers of the student loans and the depositor intend that each transfer of student loans to the depositor will constitute a true sale. If such transfer constitutes a true sale, the student loans and their proceeds would no longer be considered property of the sellers should any such seller become subject to an insolvency law.

If any seller were to become subject to an insolvency law, and a creditor, a trustee-in-bankruptcy or the seller itself were to take the position that the sale of student loans from the related seller to the depositor should instead be treated as a pledge of the student loans to secure a borrowing of that seller, delays in payments on the notes could occur.  In addition, if the court ruled in favor of this position, reductions in the amounts of these payments could result.

If the transfer of student loans by any seller to the depositor is treated as a pledge instead of a sale, a tax or government lien on the property of the applicable seller that arises before the transfer of those student loans to the depositor may have priority over that issuing entity’s interest in the student loans.

See “Risk Factors—Special Powers of the FDIC In The Event Of Insolvency Of Wells Fargo Bank, N.A. And Certain Other Sellers Could Delay Or Reduce Distributions on the Notes,” below, for a discussion of the risks related to sellers which are supervised by the Federal Deposit Insurance Corporation (the “FDIC”).

Special Powers Of The FDIC In The Event Of Insolvency Of Wells Fargo Bank, N.A. And Certain Other Sellers Could Delay Or Reduce Distributions On The Notes

The trust student loans will be originated or acquired by the Wells Fargo Bank, N.A., a national bank whose deposits are insured to the applicable limits by the FDIC.  Certain other sellers of the trust student loans may also be subject to supervision by the FDIC.  If Wells Fargo Bank, N.A., or any other seller subject to supervision by the FDIC, becomes insolvent, is in an unsound condition or engages in violations of its bylaws or regulations applicable to it or if similar circumstances occur, the FDIC could act as conservator and, if a receiver were appointed, would act as a receiver for Wells Fargo Bank, N.A. or such other seller.  As receiver, the FDIC would have broad powers to:

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require the issuing entity, as assignee of the depositor, to go through an administrative claims procedure to establish its rights to payments collected on the trust student loans; or

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request a stay of proceedings to liquidate claims or otherwise enforce contractual and legal remedies against Wells Fargo Bank, N.A. or such other seller, or

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repudiate without compensation Wells Fargo Bank, N.A.’s, or such other seller’s, ongoing servicing obligations under the related servicing agreement, such as its duty to collect and remit payments or otherwise service the trust student loans.

If the FDIC were to take any of those actions, distributions on the notes could be delayed or reduced.

By statute, the FDIC, as conservator or receiver of Wells Fargo Bank, N.A. or other sellers subject to supervision by the FDIC, is authorized to repudiate any “contract” of Wells Fargo Bank, N.A. or such other sellers upon payment of “actual direct compensatory damages.” This authority may be interpreted by the FDIC to permit it to repudiate the transfer of the trust student loans to the depositor.  Under an FDIC regulation, however, the FDIC as conservator or receiver of a bank has stated that it will not reclaim, recover or recharacterize a bank’s transfer of financial assets in connection with a securitization or participation, provided that the transfer meets all conditions for sale accounting treatment under generally accepted accounting principles, other than the “legal isolation” condition as it applies to institutions for which the FDIC may be appointed as conservator or receiver, was made for adequate consideration and was not made fraudulently, in contemplation of insolvency, or with the intent to hinder, delay or defraud the bank or its creditors.  For purposes of the FDIC regulation, the term securitization means, as relevant, the issuance by a special purpose entity of beneficial interests the most senior class of which at time of issuance is rated in one of the four highest categories assigned to long-term debt or in an equivalent short-term category (within either of which there may be sub-categories or gradations indicating relative standing) by one or more nationally recognized statistical rating organizations.  A special purpose entity, as the term is used in the regulation, means a trust, corporation, or other entity demonstrably distinct from the insured depository institution that is primarily engaged in acquiring and holding (or transferring to another special purpose entity) financial assets, and in activities related or incidental to these actions, in connection with the issuance by the special purpose entity (or by another special purpose entity that acquires financial assets directly or indirectly from the special purpose entity) of beneficial interests.  The transactions contemplated by this prospectus and the related prospectus supplement will be structured so that this FDIC regulation should apply to the transfer of the trust student loans to the depositor from Wells Fargo Bank, N.A. and any other sellers subject to supervision by the FDIC.

If a condition required under the FDIC regulation, or other statutory or regulatory requirement applicable to the transaction, were found not to have been satisfied, the FDIC as conservator or receiver might refuse to recognize Wells Fargo Bank, N.A.’s or such other sellers’ transfer of the trust student loans to the depositor.  In that event the depositor could be limited to seeking recovery based upon its security interest in the trust student loans.  The FDIC’s statutory authority has been interpreted by the FDIC and at least one court to permit the repudiation of a security interest upon payment of actual direct compensatory damages measured as of the date of conservatorship or receivership.  These damages do not include damages for lost profits or opportunity, and no damages would be paid for the period between the date of conservatorship or receivership and the date of repudiation.  The FDIC could delay its decision whether to recognize Wells Fargo Bank, N.A.’s or such other sellers’ transfer of the trust student loans for a reasonable period following its appointment as conservator or receiver for Wells Fargo Bank, N.A. or such other sellers.  If the FDIC were to refuse to recognize Wells Fargo Bank, N.A.’s transfer of the trust student loans, distributions on the notes could be delayed or reduced.

If the FDIC acted as receiver for Wells Fargo Bank, N.A. after Wells Fargo Bank, N.A.’s insolvency, the FDIC could prevent the termination of Wells Fargo Bank, N.A. as servicer of the trust student loans of a series, even if a contractual basis for termination exists.  This inability to terminate Wells Fargo Bank, N.A. as servicer could result in a delay or possibly a reduction in distributions on the notes of a series to the extent Wells Fargo Bank, N.A., as servicer, received, but did not remit to the indenture trustee or the administrator, trust student loan collections before the date of insolvency or if Wells Fargo Bank, N.A. failed to make any required advances.

The Indenture Trustee May Have Difficulty Liquidating Student Loans After An Event Of Default

Generally, if an event of default occurs under an indenture, the indenture trustee may sell the related trust student loans, without the consent of the noteholders (but only in the event that there has been a payment default on a class of senior notes, and in all other cases, if the purchase price received from the sale of the trust student loans is sufficient to repay all related noteholders in full).  However, the indenture trustee may not be able to find a purchaser for the trust student loans in a timely manner or the market value of those loans may not be high enough to make noteholders whole.

Future Changes In Law May Adversely Affect The FFELP Student Loans, The Guarantors, The Depositor, Wells Fargo Bank, N.A. Or The Other Sellers And, Accordingly, Adversely Affect Your Notes

The Higher Education Act or other relevant federal or state laws, rules and regulations may be amended or modified in the future in a manner, including as part of any reauthorization of the Higher Education Act, that could adversely affect the federal student loan programs as well as the FFELP student loans and the financial condition of the guarantors. Among other things, the level of guarantee payments may be adjusted from time to time. Future changes could affect the ability of Wells Fargo Bank, N.A., the other sellers, the depositor or the servicer to satisfy their obligations to purchase or substitute student loans.  Future changes could also have a material adverse effect on the revenues received by the guarantors that are available to pay claims on defaulted FFELP student loans in a timely manner.  We cannot predict whether any changes will be adopted or, if adopted, what impact those changes would have on any issuing entity or the notes that it issues.

The Use Of Master Promissory Notes May Compromise The Indenture Trustee’s Security Interest In Certain FFELP Student Loans

For loans disbursed on or after July 1, 1999, a master promissory note evidences any student loan made to a borrower under the FFELP.  When a master promissory note is used, a borrower executes only one promissory note with each lender.  Subsequent FFELP student loans from that lender are evidenced by a confirmation sent to the student.  Therefore, if a lender originates multiple FFELP student loans to the same student, all the student loans are evidenced by a single promissory note.

Under the Higher Education Act, each student loan made under a master promissory note may be sold independently of any other FFELP student loan made under that same master promissory note.  Each FFELP student loan is separately enforceable on the basis of an original or copy of the master promissory note.  Also, a security interest in these student loans may be perfected either through the secured party taking possession of the original or a copy of the master promissory note, or the filing of a financing statement.  Prior to the master promissory note, each student loan made under FFELP was evidenced by a separate note.  Assignment of the original note was required to effect a transfer and possession of a copy did not perfect a security interest in the loan.

It is possible that FFELP student loans transferred to an issuing entity may be originated under a master promissory note.  If the servicer were to deliver a copy of the master promissory note, in exchange for value, to a third party that did not have knowledge of the indenture trustee’s lien, that third party may also claim an interest in the FFELP student loan.  It is possible that the third party’s interest could be prior to or on a parity with the interest of the indenture trustee.

A Decline In The Financial Health Of A Derivative Product Provider Could Reduce The Amount Of Funds Available To Pay Principal And Interest On Your Notes

Our ability to make principal and interest payments on the notes may be affected by the ability of a derivative product provider to meet its payment obligation under a derivative product, such as an interest rate cap agreement or a swap. Developing an effective strategy for dealing with movements in interest rates is complex, and no strategy can completely insulate an issuing entity from risks associated with interest rate fluctuations. As a result, there can be no assurance that the derivative product agreement will effectively mitigate interest rate exposure.

Book-Entry Notes May Experience Decreased Liquidity And Payment Delay

Since transactions in the classes of book-entry notes of any series generally can be effected only through DTC, DTC participants and indirect DTC participants:

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your ability to pledge book-entry notes to someone who does not participate in the DTC system, or to otherwise act with respect to such book-entry notes, may be limited due to the lack of a physical note;

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you may experience delays in your receipt of payments on book-entry notes because distributions will be made by the servicer, or a paying agent on behalf of the servicer, to Cede, as nominee for DTC;

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you may experience delays in your receipt of payments on book-entry notes in the event of misapplication of payments by DTC, DTC participants or indirect DTC participants or bankruptcy or insolvency of those entities and your recourse will be limited to your remedies against those entities; and

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the liquidity of book-entry notes in any secondary trading market that may develop may be limited because investors may be unwilling to purchase securities for which they cannot obtain delivery of physical notes.

See “Additional Information Regarding the Notes—Book-Entry Registration” in this prospectus.

The Ratings Of Your Notes May Be Lowered Or Withdrawn Which May Adversely Affect The Liquidity Or Market Value Of Your Notes

It is a condition to the issuance of the notes of a series offered by a prospectus supplement that the notes be rated in one of the four highest rating categories by a nationally recognized statistical rating agency.  A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.  No person is obligated to maintain the rating on any note, and accordingly, there can be no assurance to you that the ratings assigned to any note on the date on which the note is originally issued will not be lowered or withdrawn by a rating agency at any time thereafter.  The rating(s) of any series of notes by any applicable rating agency may be lowered following the initial issuance of the notes as a result of the downgrading of the obligations of any applicable credit support provider, or as a result of losses on the related trust student loans in excess of the levels contemplated by the rating agency at the time of its initial rating analysis.  None of the depositor, the sponsor, the servicer, the administrator nor any of their respective affiliates will have any obligation to replace or supplement any credit support, or to take any other action to maintain any rating(s) of any series of notes.  If any rating is revised or withdrawn, the liquidity or the market value of your notes may be adversely affected.

Certain Actions Can Be Taken Without Noteholder Approval

The transaction documents provide that certain actions may be taken based upon receipt by the indenture trustee of confirmation from each of the rating agencies then rating the notes that the then current ratings assigned by those rating agencies will not be impaired by those actions. To the extent those actions are taken after issuance of the notes, investors in the notes will be depending on the evaluation by the rating agencies of those actions and the impact of those actions on credit quality.

The United States Military Build-Up May Result In Delayed Payments From Borrowers Called To Active Military Service

As a result of military operations in Afghanistan and Iraq, the United States has placed a substantial number of armed forces reservists and members of the National Guard on active duty status.  It is possible that the number of reservists and members of the National Guard placed on active duty status may remain at high levels for an extended time.  The Servicemembers Civil Relief Act, as amended, or the Relief Act, was signed into law by the President on December 19, 2003 and updates and replaces the Solders’ and Sailors’ Civil Relief Act of 1940. The Relief Act limits the ability of a lender under FFELP to take legal action against a borrower during the borrower’s period of active duty and, in some cases, during an additional three month period thereafter. In addition, the U.S. Department of Education has issued guidelines that would extend the in-school status, in school deferment status, grace period status or forbearance status of certain borrowers ordered to active duty.

The depositor has not taken any action to determine how many FFELP student loans have been or may be affected by the application of the Relief Act and the U.S. Department of Education’s guidelines. Payments on FFELP student loans acquired by us may be delayed as a result of these requirements, which may reduce the funds available to us to pay principal and interest on the notes.

The Higher Education Relief Opportunities for Students Act of 2003 (HEROES Act of 2003) authorizes the Secretary of Education, during the period ending September 30, 2007, to waive or modify any statutory or regulatory provisions applicable to student financial aid programs under Title IV of the Higher Education Act as the Secretary deems necessary to ensure that FFELP student loan borrowers who are serving on active military duty during a war or other military operation or national emergency, are serving on National Guard duty during a war or other military operation or national emergency, reside or are employed in an area that is declared by any federal, state, or local official to be a disaster area in connection with a national emergency, or suffered direct economic hardship as a direct result of war or other military operation or national emergency, as determined by the Secretary, to ensure that such recipients of federal student financial assistance are not placed in a worse financial position in relation to that assistance, to ensure that administrative requirements in relation to that assistance are minimized, to ensure that calculations used to determine need for such assistance accurately reflect the financial condition of such individuals, to provide for amended calculations of overpayment, and to ensure that institutions of higher education, eligible lenders, guarantee agencies and other entities participating in those student financial aid programs that are located in, or whose operations are directly affected by, areas that are declared to be disaster areas by any federal, state or local official in connection with a national emergency may be temporarily relieved from requirements that are rendered infeasible or unreasonable.  The Secretary was given this same authority under Public Law 107-122, signed by the President on January 15, 2001 but the Secretary has yet to use this authority to provide specific relief to servicepersons with FFELP student loan obligations who are called to active duty.

The number and aggregate principal balance of FFELP student loans that may be affected by the application of the HEROES Act of 2003 is not known at this time.  Accordingly, payments received by us on financed FFELP student loans made to a borrower who qualifies for such relief may be subject to certain limitations.  If a substantial number of borrowers of the financed FFELP student loans become eligible for the relief provided under the HEROES Act of 2003, there could be an adverse effect on the total collections on the financed FFELP student loans and our ability to pay interest in the notes if there are insufficient funds in the reserve account.

Consumer Protection Laws May Limit Remedies

There are various federal and state laws, public policies and principles of equity that protect consumers which may be applicable to the trust student loans. Among other things, these laws, policies and principles:

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regulate interest rates and other charges;

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require certain disclosures;

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require licensing of student loan originators;

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require the lender to provide credit counseling and/or make affirmative determinations regarding the borrower’s ability to repay the student loan;

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prohibit discriminatory lending practices;

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limit or prohibit certain student loan features, such as prepayment penalties or balloon payments;

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regulate the use of consumer credit information; and

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regulate debt collection practices.

Violation of certain provisions of these laws, policies and principles:

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may limit a servicer’s ability to collect all or part of the principal of or interest on the student loans;

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may entitle the borrower to a refund of amounts previously paid; and

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could subject a servicer to damages and administrative sanctions.

The depositor will generally be required to repurchase any trust student loan which, at the time of origination, did not comply with such federal and state laws or regulations, however that remedy may not be adequate to fully compensate the related issuing entity.  In addition, the sponsor will be required to pay to the depositor, and the depositor will be required to pay to the applicable issuing entity, any costs or damages incurred by the related issuing entity as a result of a violation of these laws or regulations.  See “Transfer and Servicing Agreements—Sale of Student Loans to the Issuing Entity; Representations and Warranties of the Depositor” in this prospectus.

Risk Of Bankruptcy Discharge Of Private Credit Student Loans

Student loans are generally not dischargeable by a borrower in bankruptcy; however, they can become dischargeable if the borrower proves that keeping the loans non-dischargeable would impose an undue hardship on the debtor and the debtor’s dependents. If you own any notes issued by an issuing entity relating to private credit student loans that do not have the benefit of a guarantee, you will bear any risk of loss resulting from the discharge of any borrower of those private credit student loans to the extent the amount of the default is not covered by the issuing entity’s credit enhancement.

Subordinated Noteholders May Not Be Able To Direct The Indenture Trustee Upon An Event Of Default Under The Indenture

If specified in the related prospectus supplement, and an event of default occurs under the indenture, only the holders of the controlling class of notes, which is defined as the holders of the then outstanding class or classes of the most senior notes, will be able to waive that event of default, accelerate the maturity dates of the notes or direct any remedial action under the related indenture.  In this event, the holders of any outstanding subordinated class or classes of notes will not have any rights to direct any remedial action until each more senior class of notes has been paid in full.

In The Event Of An Early Termination Of A Swap Agreement Due To Certain Swap Termination Events, An Issuing Entity May Be Required To Make A Large Termination Payment To Any Related Swap Counterparty

To the extent described in the related prospectus supplement, when a class of notes bears interest at a fixed rate, an issuing entity may enter into one or more interest rate swap agreements to hedge basis risk. If at any time a class of notes is denominated in a currency other than U.S. Dollars, the issuing entity will be required to enter into one or more currency swap agreements with eligible swap counterparties to hedge against currency risk.

A swap agreement generally may not be terminated except upon the occurrence of enumerated termination events set forth in the applicable swap agreement which will be described in the related prospectus supplement. Depending on the reason for the termination, however, a swap termination payment may be due from either the issuing entity or the related swap counterparty.

If a termination event under any of these swap agreements occurs and the issuing entity owes the related swap counterparty a large termination payment that is required to be paid pro rata with interest due to the related notes, the issuing entity may not have sufficient available funds on that or future distribution dates to make required payments of interest or principal, and the holders of all classes of notes may suffer a loss.

Your Notes Will Have Greater Risk If An Interest Rate Swap Agreement Terminates

If on any distribution date a payment is due to the issuing entity under an interest rate swap agreement, but the related swap counterparty defaults and the administrator is unable to arrange for a replacement swap agreement, holders of such notes will remain entitled to the established rate of interest and principal, even though the related swap agreement has terminated. If this occurs, amounts available to make payments on the related notes will be reduced to the extent the interest rates on those notes exceed the rates which the issuing entity would have been required to pay to the swap counterparty under the terminated interest rate swap agreement. In this event, the issuing entity may not have sufficient available funds on that or future distribution dates to make required payments of interest or principal to all classes of notes and you may suffer a loss.

Your Notes Will Have Greater Risk If A Currency Swap Agreement Terminates

To the extent described in the related prospectus supplement, when a class of notes is to be denominated in a currency other than U.S. Dollars, the issuing entity will enter into one or more currency swap agreements with eligible swap counterparties to hedge against currency exchange and basis risks. The currency swap agreements will be intended to convert:

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principal and interest payments on the related class of notes from U.S. Dollars to the applicable currency; and

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the interest rate on the related class of notes from a LIBOR-based rate to a fixed or floating rate payable in the applicable currency.

Upon an early termination of any currency swap agreement, you cannot be certain that the issuing entity will be able to enter into a substitute currency swap agreement with similar currency exchange terms. If the issuing entity is not able to enter into a substitute currency swap agreement, there can be no assurance that the amount of credit enhancement will be sufficient to cover the currency risk and the basis risk associated with a class of notes denominated in a currency other than U.S. Dollars.

In addition, the issuing entity may owe the related swap counterparty swap termination payments that are required to be paid pro rata with the related classes of notes. In this event, there can be no assurance that the amount of credit enhancement will be sufficient to cover the swap termination payments and payments due on your notes and you may suffer loss.

If any currency swap counterparty fails to perform its obligations or if the related currency swap agreement is terminated, the issuing entity will have to exchange U.S. Dollars for the applicable currency during the applicable reset period at an exchange rate that may not provide sufficient amounts to make payments of principal and interest to all of the notes in full, including as a result of the inability to exchange U.S. Dollar amounts then on deposit in any related accumulation account for the applicable currency.

Moreover, there can be no assurance that the spread between LIBOR and any applicable non-U.S. Dollar currency index will not widen. As a result, if a currency swap agreement is terminated and the issuing entity is not able to enter into a substitute currency swap agreement, all of the notes bear the resulting currency risk and spread risk.

In addition, if a payment is due to the issuing entity under a currency swap agreement, a default by the related swap counterparty may reduce the amount of available funds for any collection period and thus impede the issuing entity’s ability to pay principal and interest on your class of notes.

If The Holder Of The Call Option Or Collateral Call Exercises Its Right, You May Not Be Able To Reinvest In A Comparable Note

If specified in the related prospectus supplement, the servicer will have, or may transfer to certain of its affiliates, the option to call, in full, one or more classes of notes.  If this option is exercised, the affected class of notes will either remain outstanding and be entitled to all of the benefits of the related indenture, or the servicer or its specified affiliate will deposit an amount into the collection account sufficient to redeem the affected class of notes, subject to satisfaction of the rating agency condition set forth in the related prospectus supplement.  In addition, if specified in the related prospectus supplement and subject to satisfaction of the rating agency condition, the servicer or one or more of its affiliates will have the right to purchase certain of the trust student loans in an amount sufficient to redeem one or more classes of notes.  If the note call option or collateral call option is exercised with respect to your class of notes, you will receive a payment of principal equal to the outstanding principal balance of your notes, less any amounts distributed to you by the issuing entity as a payment of principal on the related distribution date, plus all accrued and unpaid interest on that distribution date, but you may not be able to reinvest the proceeds you receive in a comparable security with an equivalent yield.

Risks Related To Auction Rate Notes

(If auction rate notes are offered in the related prospectus supplement, the following risk factors will apply.)

The Interest Rates On Any Auction Rate Notes Are Subject To Limitations, Which Could Reduce Your Yield

The interest rates on the auction rate notes may be limited by the maximum rate, which will be based on the least of the maximum auction rate, the maximum interest rate, generally 18% per annum, or, in certain circumstances, the student loan rate, which is based on the rates of return on the trust student loans, less specified administrative costs. If, for any accrual period, the maximum rate is less than the auction rate determined in accordance with the auction procedures, interest will be paid on the auction rate notes at the maximum rate even though there may be sufficient available funds to pay interest at the auction rate.

For a distribution date on which the interest rate for a class of auction rate notes is equal to the student loan rate, the carry-over amount will be the excess of (a) the lower of (1) the amount of interest at the auction rate determined pursuant to the auction procedures for the auction rate notes and (2) the amount of interest at the maximum auction rate which would have been applied if the student loan rate were not a component of the maximum auction rate over (b) the student loan rate. This carry-over amount will be allocated to the applicable notes on succeeding quarterly distribution dates, and paid on the succeeding distribution date, only to the extent that there are funds available for that purpose and other conditions are met. It is possible that such carry-over amount may never be paid. Any carry-over amount not paid at the time of redemption of an auction rate note will be extinguished.

Risks Related To Reset Rate Notes

(If reset rate notes are offered  in the related prospectus supplement, the following risk factors will apply.)

If A Currency Swap Agreement Terminates, Additional Interest Will Not Be Paid

To the extent described in the related prospectus supplement, a currency swap agreement supporting payment of reset rate notes denominated in a currency other than U.S. Dollars may provide for the payment to all reset rate noteholders of approximately two business days of interest at the applicable rate resulting from a required delay in the payment of reset date remarketing proceeds through Euroclear and Clearstream, Luxembourg. If a currency swap agreement is terminated, however, the issuing entity, in turn, will make payments in respect of those reset rate notes, but will not make payments for those additional days of interest resulting from the required delay in the payment of reset date remarketing proceeds through Euroclear and Clearstream, Luxembourg.

Even If You Do Not Receive Timely Notices, You Will Be Deemed To Have Tendered Your Reset Rate Notes

Unless notice of the exercise of the call option described below has already been given, the administrator, not less than fifteen nor more than thirty calendar days prior to each remarketing terms determination date, will inform DTC, Euroclear and Clearstream, Luxembourg, as applicable, of the identity of the remarketing agents, whether (1) such class of notes will be subject to an automatic tender on the upcoming reset date unless a holder elects not to tender its reset rate notes by timely delivery of a hold notice, or (2) whether such class of notes is subject to mandatory tender by all of the holders regardless of a desire by any noteholders to retain their notes.  The administrator also will request that DTC, Euroclear and Clearstream, Luxembourg, as applicable, notify its participants of the contents of such notice given to DTC, Euroclear and Clearstream, Luxembourg, as applicable, inform them of the notices to be given on the remarketing terms determination date and the spread determination date and the procedures that must be followed if any beneficial owner of reset rate notes wishes to retain its notes or inform them of any procedures to be followed in connection with a mandatory tender of such notes.

Due to the procedures used by the clearing agencies and the financial intermediaries, however, holders of beneficial interests in any class of reset rate notes may not receive timely notifications of the reset terms for any reset date. Despite this potential delay in the distribution of such notices by the related clearing agencies, even though you may not receive a copy of the notice to be delivered on the related remarketing terms determination date, you will be deemed to have tendered your class unless the remarketing agents have received a hold notice, if applicable, from you on or prior to the related notice date.  See “Additional Information Regarding the Notes—The Reset Rate Notes—Timeline” in this prospectus for a chart describing the dates related to the entire remarketing process.

If Investments In An Accumulation Account Do Not Perform As Anticipated, Your Notes May Be Downgraded Or You May Suffer A Loss

During any reset period when an accumulation account is being maintained for a class of reset rate notes, the administrator, on behalf of the issuing entity, will invest any funds on deposit in that accumulation account in eligible investments, as defined in the administration agreement.  Eligible investments include among other things asset-backed notes and repurchase obligations under repurchase agreements entered into with respect to federally guaranteed student loans that are serviced by the servicer or an affiliate thereof, that satisfy the applicable minimum rating requirements set by the applicable rating agencies and that have an expected maturity date at least one business day before the next reset date for the related class of reset rate notes.

There can be no assurance that these investments will not default or that they will always retain their initial ratings. Any downgrade in these investments would also likely reduce the market value of such investments. In this event, if the administrator were to have the issuing entity sell such investments prior to their maturity, whether to minimize potential future losses or for any other reason, or if the indenture trustee were to liquidate such investments following an event of default and an acceleration of your notes, you may suffer a loss. Furthermore, there is no certainty that these investments will pay interest and principal at the rates, at the times or in the full amounts owed. As a result, it is possible that, absent sufficient cash flow from the assets of the issuing entity, other than the accumulation account, to offset these losses, you could suffer a loss on your notes.

In The Event That Sums Are Deposited Into A Supplemental Interest Account Or An Investment Reserve Account, Principal Payments To Subordinated Noteholders May Be Delayed, Or Subordinated Noteholders May Suffer A Loss

On and after the date on which the senior notes have been paid in full, or on and after any earlier date described in the related prospectus supplement, your subordinated notes may be entitled to principal distributions. However, if amounts on deposit in an accumulation account for a class of reset rate notes bearing interest at a fixed rate become sufficiently large, it is possible that required deposits into the related supplemental interest account may result in a shortage of available funds, and principal would not be paid to you on that or succeeding distribution dates until there are sufficient available funds.

In addition, amounts required to be deposited into a related investment reserve account will be funded on each applicable distribution date, to the level necessary to satisfy the rating agency condition, subject to a maximum amount, prior to any distributions of principal to the subordinated notes. If there are insufficient available funds following any such deposit, principal payments to your subordinated notes may be delayed. In addition, if amounts withdrawn from the investment reserve account are insufficient to offset losses on eligible investments, and there are insufficient available funds to both replenish the related accumulation account and make payments of principal to the subordinated noteholders, you may suffer a loss.

If The Holder Of The Call Option On The Reset Rate Notes Exercises The Call Option, You May Not Be Able To Reinvest In A Comparable Security

Wells Fargo & Company and any other sellers will have, or may transfer to certain of its subsidiaries, the option to call, in full, any class of reset rate notes on each related reset date, even if you have delivered a hold notice. If this option is exercised, you will receive a payment of principal equal to the outstanding principal balance of your reset rate notes, less any amounts distributed to you by the issuing entity as a payment of principal on the related distribution date, plus all accrued and unpaid interest on such distribution date, but you may not be able to reinvest the proceeds you receive in a comparable security with an equivalent yield.

If A Failed Remarketing Is Declared, You Will Be Required To Rely On A Sale Through The Secondary Market If You Wish To Sell Your Reset Rate Notes

In connection with the remarketing of your class of reset rate notes, if a failed remarketing is declared, your reset rate notes will not be sold even if you attempted or were required to tender them for remarketing. In this event you will be required to rely on a sale through the secondary market, which may not then exist for your class of reset rate notes, independent of the remarketing process.

If A Failed Remarketing Is Declared, The Failed Remarketing Rate You Will Receive May Be Less Than The Then-Prevailing Market Rate Of Interest

If a failed remarketing is declared, your class of reset rate notes will become subject to the applicable failed remarketing rate. If your class is then denominated in U.S. Dollars, you will receive interest until the next reset date at the related failed remarketing rate of three-month LIBOR plus a related spread. If your class is then denominated in a non-U.S. Dollar currency, you will receive interest until the next reset date at the failed remarketing rate established on the related spread determination date, which will always be a floating rate of interest, or at the related initial failed remarketing rate established for your class of reset rate notes on the closing date, as described in the related prospectus supplement. The failed remarketing rate may differ significantly from the rate of interest you received during any previous reset period, which may have been at a fixed rate or based on an index different than three-month LIBOR or the applicable index established on the spread determination date, or on the related closing date, as applicable, with respect a class of reset rate notes. We cannot assure you that the failed remarketing rate will always be at least as high as the prevailing market rate of interest for similar notes and you may suffer a loss in yield.

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

Statements in this prospectus and the prospectus supplement relating to your notes, including those concerning our expectations as to our ability to acquire eligible student loans, to structure and to issue competitive securities, and certain of the information presented in this prospectus and the prospectus supplement relating to your notes, constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Actual results may vary materially from our expectations.  For a discussion of the factors which could cause actual results to differ from expectations, please see the caption entitled “Risk Factors” in this prospectus and in the prospectus supplement relating to your notes.

FORMATION OF THE ISSUING ENTITIES

The Issuing Entities

The depositor will establish a separate issuing entity, in the form of a Delaware statutory trust, for each series of notes.  Each issuing entity will be formed under a trust agreement.  It will perform only the following activities:

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acquire, hold, sell and manage trust student loans, the other issuing entity assets and related proceeds;

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enter into one or more swap agreements and/or interest rate cap agreements, from time to time;

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issue the notes;

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make payments on the notes; and

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engage in other incidental or related activities.

Other than issuing the notes or as otherwise specified in the related prospectus supplement, no issuing entity will be permitted to borrow money or make loans to other persons.  Unless otherwise specified in a related prospectus supplement, the permitted activities of the issuing entity may be amended only with the consent of a majority of the senior and subordinate noteholders, voting separately; however, the trust agreement may be modified without noteholder consent if an opinion of counsel is provided to the effect that such proposed revisions would not adversely affect in any material respect the interests of any noteholder and provided that such action would not result in or cause a significant change to the permissible activities of the issuing entity.

Each issuing entity will have only nominal initial capital. Each issuing entity or, if applicable, the eligible lender trustee, on behalf of the trust, will use the net proceeds from the sale of the related notes to purchase the trust student loans.

Following the purchase of the trust student loans, the assets of the issuing entity will include:

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the trust student loans themselves, legal title to which either the issuing entity or the eligible lender trustee, as applicable, will hold;

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all funds collected on the trust student loans on or after the date specified in the related prospectus supplement, including any guarantor, surety or U.S. Department of Education payments;

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all moneys and investments on deposit in the collection account, any reserve account, any prefunding account, any supplemental purchase account, any consolidation loan add-on account and any other trust accounts or any other form of credit enhancement (amounts on deposit in any account may be invested in eligible investments as permitted by the related indenture);

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all applicable rights under each applicable derivative agreement then in effect;

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rights under the related transfer and servicing agreements, including the right to require the sellers, the depositor or the servicer to repurchase trust student loans from it or to substitute student loans under some conditions; and

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rights under the guarantee or surety agreements with guarantors or insurers.

Each issuing entity and its assets (other than the trust student loans) will be administered by the administrator pursuant to the administration agreement.  The servicer will be responsible for the administration of the trust student loans pursuant to the servicing agreement.  See “Servicing and Administration” in this prospectus.

The issuing entities will not own any other assets.  The fiscal year of each issuing entity will be a calendar year.

The notes will represent indebtedness of the issuing entity secured by its assets.  The trust certificate will represent the beneficial ownership interest of the assets of the issuing entity.  To facilitate servicing and to minimize administrative burden and expense, the servicer, directly or through subservicers, will retain possession of the promissory notes and other documents related to the student loans as custodian for the issuing entity and the eligible lender trustee.

The sections “The Transfer and Servicing Agreements,” “Servicing and Administration” and “Summary of Prospectus—The Notes” in this prospectus contain descriptions of the material provisions of the transaction agreements.  The related prospectus supplement may also contain additional information regarding other material provisions of certain transaction agreements.

The Eligible Lender Trustee and The Owner Trustee

If the trust student loans for your notes include FFELP student loans, we will specify the eligible lender trustee for that issuing entity in the prospectus supplement for your notes.  Each eligible lender trustee for an issuing entity will be the bank or trust company as specified in the related prospectus supplement.  It will acquire legal title to all trust student loans that are FFELP student loans on behalf of that issuing entity and will enter into a guarantee agreement with each of the guarantors of those loans.  The eligible lender trustee must qualify as an eligible lender under the Higher Education Act and the guarantee agreements.

If the trust student loans for your notes include private credit student loans, in lieu of an eligible lender trustee, an owner trustee may be appointed.  The eligible lender trustee or owner trustee will act on behalf of the trust certificateholders and represent their rights and interests in the exercise of their rights under the related trust agreement.  Except as specifically delegated to the administrator in the administration agreement, the eligible lender trustee or owner trustee will also execute and deliver all agreements required to be entered into on behalf of the related issuing entity.

The related prospectus supplement will specify the Delaware trustee for your notes.  The depositor expects that the owner trustee for each series of notes will also serve as the Delaware trustee for such series.  The Delaware trustee’s roles will be limited to those duties required under the Delaware Statutory Trust Act.  Unless otherwise provided in the related trust agreement, such roles are limited to fulfilling the provision of the Statutory Trust Act that a Delaware statutory trust shall at all times have at least one trustee, in the case of a natural person, who shall be a person who is a resident of Delaware or which, in all other cases, has its principal place of business in Delaware, and will accept service of process in Delaware on behalf of the trust.

The liability of the eligible lender trustee or owner trustee in connection with the issuance and sale of any notes will consist solely of its express obligations in the trust agreement and the sale agreement.  An eligible lender trustee may resign at any time.  If it does, the administrator must appoint a successor.  The administrator may also remove an eligible lender trustee if that eligible lender trustee becomes insolvent or ceases to be eligible to continue as trustee.  In that event, the administrator must appoint a successor.  The resignation or removal of an eligible lender trustee and the appointment of a successor will become effective only when a successor accepts its appointment.

The related prospectus supplement will specify the owner trustee or eligible lender trustee for each series.  An owner trustee or eligible lender trustee may resign at any time.  If it does, the administrator must appoint a successor.  The administrator may also remove  an owner trustee or eligible lender trustee if such owner trustee or eligible lender trustee becomes insolvent or ceases to be eligible to continue as trustee.  In that event, the administrator must appoint a successor.  The resignation or removal of an owner trustee or eligible lender trustee and the appointment of a successor will become effective only when a successor accepts its appointment.  To the extent expenses incurred in connection with the replacement of an owner trustee or eligible lender trustee, as applicable, are not paid by the applicable owner trustee or eligible lender trustee that is being replaced or by the applicable successor trustee, the depositor will be responsible for the payment of such expenses.

The related prospectus supplement will specify the principal office of each issuing entity and owner trustee or eligible lender trustee, as applicable.

USE OF PROCEEDS

On the closing date specified in the related prospectus supplement, the issuing entity or the eligible lender trustee on behalf of the issuing entity will use the net proceeds of the sale of the notes to purchase student loans from us and make an initial deposit into the collection account, the reserve account, any capitalized interest account, any cash collateralization account, any prefunding account and any other account specified in the related prospectus supplement.  The issuing entity or the eligible lender trustee, as applicable, may also apply the net proceeds for other purposes to the extent described in the related prospectus supplement.  We will use the money we receive for general corporate purposes, including purchasing the student loans and acquiring any credit or liquidity enhancement specified in the related prospectus supplement.

THE DEPOSITOR

Wells Fargo Student Loans Receivables I, LLC is the depositor. The depositor is a direct, wholly-owned subsidiary of Wells Fargo Bank, N.A., which is an indirect, wholly-owned subsidiary of Wells Fargo & Company.

The depositor has only limited purposes, which include purchasing student loans from Wells Fargo Bank, N.A. and other sellers, transferring the student loans to the issuing entities and other incidental and related activities. The depositor maintains its principal office at 301 East 58th Street, Sioux Falls, South Dakota 57104. Its telephone number is (605) 575-6309.

The depositor has taken steps intended to prevent any application for relief by Wells Fargo Bank, N.A., as sole member, under any insolvency law resulting in consolidation of the depositor’s assets and liabilities with those of Wells Fargo Bank, N.A..  These steps include its creation as a separate, limited-purpose subsidiary with its own limited liability company identity. The depositor’s operating agreement contains limitations including:

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restrictions on the nature of its business; and

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a restriction on its ability to commence a voluntary case or proceeding under any insolvency law without the unanimous affirmative vote of all of its directors.

Among other things, the depositor will maintain its separate limited liability company identity by:

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maintaining records and books of accounts separate from those of its sole member;

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refraining from commingling its assets with the assets of its sole member; and

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refraining from holding itself out as having agreed to pay, or being liable for, the debts of its sole member.

Each transaction agreement will also contain “non-petition” covenants to prevent the commencement of any bankruptcy or insolvency proceedings against the depositor and/or the issuing entity, as applicable, by any of the transaction parties or by the noteholders.

We have structured the transactions described in this prospectus to assure that the transfer of the student loans by its sole member or any other seller to the depositor constitutes a “true sale” of the student loans.  If the transfer constitutes a “true sale,” the student loans and related proceeds would not be property of the applicable seller should it become subject to any insolvency law.  Although each seller and the depositor will express its intent to treat the conveyance of the related trust student loans as a sale, each seller and the depositor will also grant to the issuing entity or the eligible lender trustee, on behalf of the issuing entity, as applicable, a security interest in the related trust student loans.  This security interest is intended to protect the interests of the noteholders if a bankruptcy court were to characterize the seller’s or the depositor’s transfer of the loans as a borrowing by such seller or the depositor secured by a pledge of the trust student loans.  In the event that a bankruptcy court did characterize the transaction as a borrowing by a seller or the depositor, that borrowing would be secured by the trust student loans in which such seller or the depositor granted a security interest to the issuing entity or the eligible lender trustee, as applicable.  Each seller and the depositor has agreed to take those actions that are necessary to maintain the security interest granted to the issuing entity or the eligible lender trustee, as applicable, as a first priority, perfected security interest in the trust student loans, including the filing of Uniform Commercial Code financing statements, if necessary.

Upon each issuance of notes, the depositor will receive the advice of counsel that, subject to various facts, assumptions and qualifications, the transfer of the student loans by the applicable seller to the depositor would be characterized as a “true sale” and the student loans and related proceeds would not be property of the applicable seller under the insolvency laws.

The depositor will also represent and warrant that each sale of trust student loans by the depositor to the issuing entity is a valid sale of those loans. In addition, the depositor, the eligible lender trustee and the issuing entity will treat the conveyance of the trust student loans as a sale. The depositor, Wells Fargo Bank, N.A. and each other seller will take all actions that are required so the issuing entity or the eligible lender trustee will be treated as the legal owner of the trust student loans.

The depositor’s obligations after issuance of a series of notes include the sale of any trust student loans to the related issuing entity to be purchased with amounts on deposit in any prefunding account, supplemental purchase account and/or add-on consolidation loan account and delivery of certain related documents and instruments, repurchasing trust student loans in the event of certain breaches of representations or warranties made by the depositor, providing tax-related information to the issuing entity or the eligible lender trustee, as applicable, and maintaining the issuing entity’s or the eligible lender trustee’s first priority perfected security interest in the assets of the related issuing entity.

The prospectus supplement for a series may contain additional information concerning the depositor.

THE SPONSOR, SELLER, SERVICER AND ADMINISTRATOR

Wells Fargo Bank, N.A. (“Wells Fargo Bank”) originates student loans through its educational loan division known as Wells Fargo Education Financial Services (“EFS”).  Wells Fargo Bank is one of the nation’s largest providers of educational loans.  Wells Fargo Bank is an indirect, wholly-owned subsidiary of Wells Fargo & Company.  Wells Fargo Bank is a national banking association and is engaged in a wide range of activities typical of a national bank.  On February 20, 2004, Wells Fargo Bank Minnesota, National Association was merged into Wells Fargo Bank.  Wells Fargo Bank Minnesota, National Association was formerly called Norwest Bank Minnesota, National Association.  Norwest Bank Minnesota, National Association changed its name to Wells Fargo Bank Minnesota, National Association on July 8, 2000.  Wells Fargo Bank’s principal office is located in San Francisco, California.

Wells Fargo Bank has sponsored publicly offered securitization transactions since 1996.  Wells Fargo Bank and it affiliates have originated residential mortgage loans, commercial mortgage loans, auto loans, home equity loans, credit card receivables and student loans.  Wells Fargo Bank and it affiliates have also served as sponsors, issuers, master servicers, servicers and trustees in a wide array of securitization transactions.  Wells Fargo Bank has sponsored one securitization of student loans, in 2001, in which approximately $554 million of student loan asset-backed notes were issued.

Wells Fargo Bank began originating federally guaranteed loans over 35 years ago through the FFELP.  In addition to FFELP student loans, Wells Fargo Bank has originated private credit student loans to undergraduate and graduate students since 1987.  Approximately 97% of Wells Fargo Bank’s portfolio, or $13.7 billion, is currently serviced by Wells Fargo Bank’s EFS division, with the balance serviced by third-party servicers.  The combined student loan businesses utilize a staff of over 850 employees in two centers located in Sioux Falls, SD and St. Paul, MN.  Fifty EFS sales personnel are located throughout the nation to support the business.

In 2006, Wells Fargo Bank through EFS funded over $3.8 billion in FFELP student loans and currently has approximately $10.8 billion in managed FFELP outstandings.  The FFELP student loan portfolio includes over 2.2 million student loans from borrowers residing in all 50 states and the District of Columbia.

Wells Fargo Bank will also act as servicer for purposes of servicing the trust student loans acquired by the eligible lender trustee or the issuing entity.

The servicer will be responsible for servicing the trust student loans acquired by the eligible lender trustee on behalf of the related issuing entity in accordance with the terms set forth in the servicing agreement, under which it is required to maintain its eligibility as a third-party servicer under the Higher Education Act.  The servicer may and expects to perform its servicing obligations under the servicing agreement through one or more subservicing agreements with other student loan servicers.  See “Servicing and Administration—Servicing Procedures” in this prospectus.

EFS’ offices are located at 301 East 58th Street, Sioux Falls, South Dakota 57104.  EFS’s telephone number is (605) 575-6309.

When we refer to the “seller,” the “sponsor,” the “servicer,” the “administrator” or “EFS” in this prospectus, we mean Wells Fargo Bank, including EFS as a division of Wells Fargo Bank, unless the context indicates otherwise.

The prospectus supplement for a series may contain additional information concerning the sponsor, the servicer or the administrator.

If your notes will be secured by student loans being sold to the depositor by an entity other than the seller described above, which will be an affiliate of the depositor, the related prospectus supplement will provide you with details about that other seller.

With respect to FFELP student loans, the identity of the actual originator of any particular student loan is not material, as the requisite underwriting criteria are in all cases prescribed by provisions of the Higher Education Act.  In addition, to the extent FFELP student loans are purchased in secondary market transactions the identities of the related originators are often not available.

To the extent private credit student loans are originated by entities not affiliated with Wells Fargo & Company (and subsequently purchased by one of the sellers), such private credit student loans have been generally underwritten to the criteria specified by the Wells Fargo programs as set forth below under “Wells Fargo’s Student Loan Financing Business.”  To the extent trust student loans in a pool are originated by a third-party originator and are not underwritten to the Wells Fargo Bank student loan criteria set forth below, if the amount of such trust student loans is 10% or more of the pool, the related prospectus supplement will identify such third-party originator and if the amount of such trust student loans is 20% or more of the pool, the related prospectus supplement will also identify the originator’s form of organization and, to the extent material, describe such third-party originator’s student loan origination experience and underwriting standards.

The prospectus supplement for a series may also contain additional information concerning the sellers and/or third-party originators.

THE STUDENT LOAN POOLS

The depositor will purchase the trust student loans from Wells Fargo Bank and any other sellers described in the related prospectus supplement out of the portfolio of student loans held by that seller.  Each pool of trust student loans owned by any issuing entity may contain only FFELP student loans, only private credit student loans or a combination of FFELP student loans and private credit student loans, as will be specified in the related prospectus supplement.

Unless otherwise specified in the related prospectus supplement for any issuing entity, the trust student loans must meet several criteria, including:

for each student loan made under the FFELP program:

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The principal and interest of each loan is guaranteed by a guarantor and is reinsured by the U.S. Department of Education under the FFELP.

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Each FFELP student loan was originated in the United States, its territories or its possessions in accordance with the FFELP.

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Each FFELP student loan contains terms required by the FFELP program and the applicable guarantee agreements.

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Each FFELP student loan provides for periodic payments that will fully amortize the amount financed over its term to maturity, exclusive of any deferment or forbearance periods.

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Each loan satisfies any other criteria described in the related prospectus supplement.

for each private credit student loan:

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The principal and interest of the private credit student loan may be guaranteed or insured by a guarantor or insurer identified in the related prospectus supplement.

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Each private credit student loan was originated in the United States, its territories or its possessions in accordance with the rules of the specific loan program.

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Each private credit student loan contains terms required by the program and the applicable guarantee agreements.

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Each private credit student loan provides for periodic payments that will fully amortize the amount financed over its term to maturity, exclusive of any deferment or forbearance periods.

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Each private credit student loan satisfies any other criteria described in the related prospectus supplement.

The prospectus supplement for each series will provide information about the student loans in the related issuing entity that will include:

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the composition of the pool,

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the distribution of the pool by loan type, payment status, interest rate basis and remaining term to maturity,

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the borrowers’ states of residence, and

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the percentages of the student loans guaranteed or insured by the applicable guarantors and insurers.

FFELP Delinquencies, Defaults, Claims and Net Losses

Information about delinquencies, defaults, guarantee claims and net losses on FFELP student loans is available in the U.S. Department of Education’s Loan Programs Data Books, called DOE Data Books. The delinquency, default, claim and net loss experience on any pool of FFELP trust student loans may not be comparable to this information.

Static Pool Data

If so specified in the related prospectus supplement, static pool data with respect to the delinquency, cumulative loss and prepayment data by vintage year for the five years preceding the date of first use of the related prospectus supplement regarding the sponsor’s prior originations and purchases of student loans will be made available through an internet website.  The prospectus supplement related to each series for which the static pool data is provided through an internet website will contain the website address to obtain this information.  Except as stated below, the static pool data provided through any website will be deemed part of this prospectus and the registration statement of which this prospectus is a part from the date of the related prospectus supplement.

Notwithstanding the foregoing, the following information will not be deemed part of the prospectus or the registration statement of which this prospectus is a part:

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information regarding the sponsor’s originations and purchases of student loans prior to January 1, 2006; and

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with respect to information regarding the pool of student loans described in the related prospectus supplement, information about such pool for periods before January 1, 2006.

Copies of the static pool data presented on the website and deemed part of this prospectus may be obtained upon written request by the noteholders of the related series at the address specified in the related prospectus supplement.  Copies of information related to any periods prior to January 1, 2006 may also be obtained upon written request.

Prepayments, Maturity and Yield

Prepayments on student loans can be measured relative to a prepayment standard or model.  The prospectus supplement for a series of notes will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each class of notes of that series based on the assumptions stated in the prospectus supplement (including assumptions that prepayments on the student loans included in the related issuing entity are made at rates corresponding to various percentages of the prepayment standard or model specified in that prospectus supplement).

We cannot give any assurance that the prepayment of the trust student loans included in the related issuing entity will conform to any level of any prepayment standard or model specified in the related prospectus supplement.  The rate of principal prepayments on pools of student loans is influenced by a variety of economic, demographic, geographic, legal, tax, social and other factors.

The yield to an investor who purchases notes in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the student loans is actually different than the rate anticipated by the investor at the time the notes were purchased.

The prospectus supplement relating to a series of notes will discuss in greater detail the effect of the rate and timing of principal payments (including prepayments), delinquencies and losses on the yield, weighted average lives and expected maturities of the notes.

The weighted average lives of the notes of any series generally will depend on the rate at which the principal balances of the related trust student loans are paid. Payments may be in the form of scheduled amortization or prepayments.  For this purpose, prepayments include borrower prepayments in full or in part, including the discharge of trust student loans by consolidation loans, or as a result of:

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a borrower default, or death, disability, discharge in bankruptcy of the borrower or a court finding of identity theft;

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the closing of the borrower’s school;

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the false certification of the borrower’s eligibility;

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the liquidation of the trust student loan or collection of the related guarantee payments; and

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the purchase of a trust student loan by Wells Fargo Bank, the depositor or the servicer.

All of the trust student loans are prepayable at any time, in whole or in part, without penalty.

A variety of economic, social and other factors, including the factors described below, influence the rate at which student loans prepay. In general, the rate of prepayments may tend to increase when cheaper alternative financing becomes available.  However, because many student loans bear interest at a rate that is either actually or effectively floating, it is impossible to predict whether changes in prevailing interest rates will correspond to changes in the interest rates on student loans.

On the other hand, scheduled payments on the student loans, as well as their maturities, may be extended due to applicable grace, deferment and forbearance periods, or for other reasons.  The rate of defaults resulting in losses on student loans, as well as the severity and timing of those losses, may affect the principal payments and yield on the notes.  The rate of default also may affect the ability of the guarantors to make guarantee payments.

Some of the terms of payment that a seller offers to borrowers may extend principal payments on the notes. The sellers may offer some borrowers loan payment terms which provide for an interest only period, when no principal payments are required, or graduated, phased-in amortization of the principal, in which case a greater portion of the principal amortization of the loan occurs in the later stages of the loan than if amortization were on a level payment basis.  The sellers may also offer income-sensitive repayment plans, under which repayments are based on the borrower’s income.  Under these plans, ultimate repayment may be delayed up to five years.  If trust student loans have these payment terms, principal payments on the related notes could be affected. If provided in the related prospectus supplement, an issuing entity may elect to offer consolidation loans to borrowers with trust student loans and other student loans.  The making of consolidation loans by an issuing entity could increase the average lives of the notes and reduce the effective yield on student loans included in the issuing entity.

The servicing agreements will provide that the servicer may offer, at the request of the applicable seller or the administrator, incentive payment programs or repayment programs currently or in the future made available by that seller or the administrator.  If these benefits are made available to borrowers of trust student loans, the effect may be faster amortization of principal of the affected trust student loans.  We cannot predict how many borrowers will participate in these programs.  See “Wells Fargo’s Student Loan Financing Business—Incentive Programs” in this prospectus.

In light of the above considerations, we cannot guarantee that principal payments will be made on the notes on any distribution date, since that will depend, in part, on the amount of principal collected on the trust student loans during the applicable period. As an investor, you will bear any reinvestment risk resulting from a faster or slower rate of prepayment of the loans.

Payment of Notes

Upon the payment in full of all outstanding notes of a given series, the eligible lender trustee or owner trustee, as applicable, will succeed to all the rights of the indenture trustee, on behalf of the holder of the trust certificate.

Termination

For each issuing entity, the obligations of the servicer, the depositor, the administrator, the indenture trustee and the eligible lender trustee, as applicable, under the transfer and servicing agreements will terminate upon:

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the maturity or other liquidation of the last trust student loan and the disposition of any amount received upon liquidation of any remaining trust student loan, and

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the payment to the noteholders of all amounts required to be paid to them.

The servicer or another entity specified in the related prospectus supplement, at its option, may repurchase or arrange for the purchase of all remaining trust student loans as of the end of any collection period if the outstanding pool balance is 10% or less of the initial pool balance, as defined in the related prospectus supplement, together with the aggregate initial principal balances of all trust student loans acquired during any applicable prefunding period, plus accrued interest to be capitalized as of the applicable cut-off dates. The purchase price will equal the aggregate purchase amounts for the loans as of the end of that collection period. It will not be less than the minimum purchase amount specified in the related prospectus supplement. These amounts will be used to retire the related notes. Upon termination of the issuing entity, any remaining assets of that issuing entity, after giving effect to final distributions to the noteholders, will be transferred to the reserve account and paid as provided in the related prospectus supplement.

The indenture trustee will try to auction any trust student loans remaining in the issuing entity at the end of the collection period preceding the trust auction date specified in the related prospectus supplement. Wells Fargo Bank, any other seller, their affiliates and unrelated third parties may make bids to purchase these trust student loans on the trust auction date; however, Wells Fargo Bank, any other seller or their affiliates may offer bids only if the pool balance at that date is 10% or less of the initial pool balance together with the aggregate initial principal balances of all trust student loans acquired during any applicable prefunding period plus accrued interest to be capitalized as of the applicable cutoff dates.

WELLS FARGO’S STUDENT LOAN FINANCING BUSINESS

Student Loan Portfolio.  Wells Fargo Bank’s student loan portfolio is composed of both FFELP student loans and student loans originated through alternative programs, such as its private credit student loan program.  Wells Fargo Bank is currently eligible to make the following types of FFELP student loans:  subsidized Federal Stafford, unsubsidized Federal Stafford, Federal PLUS Loans and Federal Consolidation Loans.  Subsidized Federal Stafford Loans are generally made to students who pass certain need criteria.  Unsubsidized Federal Stafford Loans are designed for students who do not qualify for subsidized Federal Stafford Loans due to parental and/or student income and assets in excess of permitted amounts or whose need exceeds the basic Stafford limit.  Federal PLUS Loans are made to parents of students who are dependents.  The Federal Consolidation Loan Program allows multiple federal loans, including those of both FFELP and the Federal Direct Student Loan Program, to be combined into one single aggregate insured loan.  Federal Consolidation Loans may include government-guaranteed loans formerly held by other lenders.  Prior to consolidation, any loan balances that are not already owned by Wells Fargo Bank are purchased at par value from other lenders.  A Federal Consolidation Loan borrower may be scheduled for repayment up to 30 years depending on the borrower’s amount of indebtedness.

In addition, Wells Fargo Bank’s portfolio includes Federal Supplemental Loans for Students (SLS Loans).  SLS Loans were originated prior to July 1994, when new loan disbursements through this program were discontinued. Federal SLS Loans include loans to graduate, professional and independent undergraduate students, and, under certain circumstances, dependent undergraduate students.  In 1994, the SLS Program was replaced with an expanded unsubsidized Federal Stafford Loan program.

As described herein and in the related prospectus supplement, substantially all payments of principal and interest with respect to FFELP student loans will be guaranteed against borrower default, death, disability, discharge in bankruptcy of the borrower, a court finding of identity theft, a closing of the borrower’s school and a false certification of the borrower’s eligibility, by certain federal guarantors pursuant to a guarantee agreement to be entered into between those federal guarantors specified in the related prospectus supplement and the applicable eligible lender trustee.  See “Appendix A—Federal Family Education Loan Program,” which is hereby incorporated into this prospectus.

In addition to the FFELP student loans originated under the Higher Education Act, Wells Fargo Bank has developed student loan programs that are not federally guaranteed for undergraduate students and/or their parents and graduate students.  Wells Fargo Bank’s alternative loan programs, such as its private credit student loan program, are available for students who either do not qualify for government student loan programs or need additional financial assistance beyond that available through government programs.  Alternative loans are offered based on the borrower’s or co-signer’s creditworthiness.  In addition, financial need as established by the applicable educational institution is considered for private credit student loans.  Alternative loans may be insured by private insurers.  The holders of private credit loans are not entitled to receive any federal assistance with respect thereto.

Wells Fargo Bank also participates in the secondary student loan market through purchases of loans that consist of subsidized Federal Stafford Loans, unsubsidized Federal Stafford Loans, Federal PLUS Loans, and Federal Consolidation Loans.  In addition, Wells Fargo Bank may also participate in the secondary student loan market through purchases of loans that consist of private credit student loans.

Each issuing entity may consist of FFELP student loans or private credit student loans.  The prospectus supplement for your notes will identify the specific types of trust student loans related to your notes and will provide more specific details of the loan program involved.

Loan Origination.  EFS originates student loans insured under federally sponsored programs for students and families typically seeking financial aid to pay for their education.  Loans are also originated through other Wells Fargo subsidiaries, through existing Wells Fargo customer relationships or through other Wells Fargo subsidiaries either through direct mail or through the extensive bank store network.  See “Appendix A—Federal Family Education Loan Program,” which is hereby incorporated into this prospectus, for a description of these federally sponsored programs.

Origination of FFELP Student Loans.  Wells Fargo Bank originated approximately $3.8 billion FFELP student loans during 2006.

A student must attend an eligible educational institution in order to participate in FFELP.  Eligible institutions can be divided into three categories:  four-year colleges and universities, two-year institutions and proprietary (vocational) schools.  In addition to other criteria, school eligibility is determined by the default rate on guaranteed loans to its students.  Under the Higher Education Act, eligible lenders, subject to certain restrictions, may choose not to make loans to students attending certain schools, defined by school type, geographic location or default experience.

For Stafford Loans, the student completes a Master Promissory Note and sends it either to Wells Fargo Bank or directly to the guaranty agency (guarantor).  For Federal PLUS Loans, the parent and/or student complete a Master Promissory Note.  The loan application process is either completed online or through submission of a paper application.  Both the guarantor and Wells Fargo Bank must approve the loan request.  Upon guarantor approval, the guarantor sends a notice of guarantee to Wells Fargo Bank. After receiving the notice of guarantee, Wells Fargo Bank makes disbursements of the loan directly to the school and sends a disclosure statement to the borrower confirming the terms of the loan.

Wells Fargo Bank may also originate loans under “blanket guarantee” agreements with certain guarantors, under which Wells Fargo Bank is eligible to retain guarantees on certain loan originations without having to obtain loan approval on each individual loan.

Origination of Private Credit Student Loans. Wells Fargo Bank originated approximately $600 million private credit student loans during 2006.  Wells Fargo Bank’s private credit student loan program is designed to assist undergraduate, graduate, and health professions students, as well as others, by providing education financing in addition to financial aid available under FFELP.  Wells Fargo Bank’s private credit student loans are installment loans that are credit-based and subject to state laws and federal consumer banking regulations.  Private credit student loans may be insured by a private insurer and are not reinsured by the federal government.  If the issuing entity related to your notes contains private credit student loans, the related prospectus supplement will provide more specific details regarding Wells Fargo Bank’s private credit student loan program.

Servicing.  During and after the origination process, EFS or its servicing agent surveys the appropriate loan documents for compliance with U.S. Department of Education and guarantor requirements.  Once funded, loans are serviced by EFS or third-party servicers, in each case under contractual agreements with EFS.

The U.S. Department of Education and the various guarantors prescribe rules and regulations which govern the servicing of federally insured loans.  These rules and regulations include specific procedures for contacting delinquent borrowers, locating borrowers who can no longer be contacted at their documented address or telephone number, and filing claims for reimbursement on loans in default.  Payments under a guarantor’s guarantee agreement require strict adherence to these stated due diligence and collection procedures.

Regulations require that collection efforts commence within ten days of any delinquency and continue for the period of delinquency until the loan is deemed to be in default status.  During the delinquency period, the holder of the loan must diligently attempt to contact the borrower, in writing and by telephone, at specified intervals.  Most FFELP student loans are considered to be in default when they become 270 days delinquent.

A guarantor may reject any claim for payment under a guarantee agreement if the specified due diligence and collection procedures required by that guarantee agreement have not been strictly followed and documented or if the claim is not timely filed.  Minor errors in due diligence may result in the imposition of interest penalties, rather than a complete loss of the guarantee.  In instances in which a claim for payment under a guarantee agreement is denied due to servicing or claim-filing errors, the guaranteed status of the affected student loans may be reinstated by following specified procedures to "cure" the defect.  Interest penalties are commonly incurred on loans that are cured.  The recent experience of EFS has been that the significant majority of all rejected claims are cured within two years, either internally or through collection agencies.

The internal procedures of EFS support compliance with existing U.S. Department of Education and guarantor regulations and reporting requirements and provide high quality service to borrowers.  EFS utilizes a computerized loan servicing system called HELMS.  The HELMS system identifies loans which require due diligence or other servicing procedures and disseminates the necessary loan information to initiate the servicing or collection process.  The HELMS system enables EFS to service a high volume of loans in a manner consistent with industry requirements.  Wells Fargo also requires its third-party servicers to maintain operating procedures which comply with applicable U.S. Department of Education and guarantor regulations and reporting requirements, and periodically reviews certain operations for compliance.

Consolidation/Repayment Programs. Consolidation and repayment programs made available by Wells Fargo Bank to student loan borrowers will continue to be made available to borrowers with trust student loans.  Wells Fargo Bank, through EFS, currently participates in the consolidation loan program for FFELP student loans.  Therefore, to the extent set forth in the related prospectus supplement, the transfer and servicing agreements will permit Wells Fargo Bank to purchase student loans from the trust to effect consolidations at the request of borrowers or, in specified cases, will provide for the issuing entity to originate consolidation loans through the eligible lender trustee.  See “Appendix A—Federal Family Education Loan Program—Consolidation Loan Program,” which is hereby incorporated into this prospectus.

In addition, Wells Fargo Bank offers some borrowers loan repayment terms that do not provide for level payments over the repayment term of the loan.  For example, under Wells Fargo Bank’s graduated repayment program, some student loans provide for an “interest only” period.  During this period, the borrower is required to make payment of accrued interest only.  No payment of the principal of the loan is required.  At the conclusion of the interest only period, the loan must be amortized through level payments over the remaining term of the loan.

In other cases, Wells Fargo Bank offers borrowers a “graduated phased in” amortization of the principal of the loans.  For these loans, a greater portion of the principal amortization of the loan occurs in the later stages of the loan than would be the case if amortization were on a level payment basis.

Wells Fargo Bank also offers an income-sensitive repayment plan under which repayments are based on the borrower’s income.  Under this plan, ultimate repayment may be delayed up to five years.

If the repayment schedule on a loan with a variable interest rate does not provide for adjustments to the amount of the monthly scheduled payment, the maximum repayment period may be extended for up to three years.  In the case of loans first disbursed prior to ________ 2003, the loan must be amortized through level payments over the three year extension period.   For loans first disbursed on or after ________ 2003, the interest rate and scheduled payments will adjust annually, such that the loan will amortize over such three year period.

Incentive Programs.  Wells Fargo Bank has offered, and intends to continue to offer, incentive programs to student loan borrowers which provide repayment benefits or immediate benefits.  The prospectus supplement for your notes will specify any incentive programs which vary from those described below.  However, the incentive programs offered by Wells Fargo Bank may change at anytime without notice to, or the consent of, any noteholders or the indenture trustee.

Borrowers of trust student loans may be eligible for repayment benefits under the following incentive programs:

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Automatic Payments.  Under this program, borrowers electing to have payments automatically deducted from a checking or savings account receive a 0.25% interest rate reduction for as long as the automatic payments continue.

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On-Time Payments.  Under this program, after making a specified number of consecutive, on-time monthly payments, borrowers receive an interest rate reduction, a principal reduction and/or a rebate.

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Interest Rate Reductions.  Borrowers receive an interest rate reduction after making the first 36 or 48 consecutive monthly payments on time.  The amount of interest rate reduction depends on loan program and/or the loan’s disbursement date.

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The current required number of on-time payments is 36.

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The current interest rate reduction is between 1.0% and 2.0% depending on the FFELP loan program.

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Stafford borrowers attending certain schools currently receive a 0.25% interest rate reduction after making first on-time monthly payment, another 2.0% interest rate reduction after making first 36 consecutive on-time monthly payments and an additional 1.0% interest rate reduction after making the first 48 consecutive on-time payments.

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Principal Reduction.  Borrowers with loans disbursed during certain periods receive a principal balance reduction after making the first 36 consecutive payments on time.  The reduction is based on the loan’s principal balance after application of the qualifying payment.  The percentage of reduction depends on the FFELP loan program, ranging from 2.6% to 4.6%.  Additionally, borrowers who have made all of their monthly payments on time may have their last six monthly payments waived.

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Rebate.  Certain Stafford loan borrowers may earn a rebate of customer-paid federal origination fees (up to 3%) minus $250 with first 24 consecutive, on-time monthly payments made.

Borrowers of trust student loans may be eligible for the following immediate benefit:

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Interest Rate Reduction.  Borrowers under the Plus Graduate and Professional Students program receive an initial interest rate reduction of 0.50% as a lifetime benefit.

We cannot predict how many borrowers will participate in these programs.

The incentive programs currently or in the future made available by Wells Fargo Bank to borrowers may also be made available to borrowers with student loans held by an issuing entity.  The prospectus supplement for your notes will specify whether any incentive program that effectively reduces borrower payments or principal balances and is not required by the Higher Education Act will be applicable to the trust student loans only if the issuing entity receives payments from Wells Fargo Bank in an amount sufficient to offset the effective yield reductions.

TRANSFER AND SERVICING AGREEMENTS

General

The following is a summary of the important and material terms of the sale agreements under which the issuing entities will purchase student loans from the depositor, the purchase agreements under which the depositor will acquire the student loans from the seller specified in the related prospectus supplement, the servicing agreements that provide for the servicing of the related trust student loans and the administration agreement, which provides for the administration and management of each issuing entity.  We refer to the purchase agreements, the sale agreements, the servicing agreements and the administration agreements collectively as the “transfer and servicing agreements.”  We have filed forms of the transfer and servicing agreements as exhibits to the registration statement of which this prospectus is a part. The summary does not cover every detail of these agreements, and it is subject to the provisions of the transfer and servicing agreements.

Purchase of Student Loans by the Depositor; Representations and Warranties of the Sellers

On the closing date, each seller will sell to the depositor, without recourse, its entire interest in the student loans and all collections received on and after the cutoff date specified in the related prospectus supplement. An exhibit to the purchase agreement will list each student loan.

In each purchase agreement, each seller will make representations and warranties concerning the student loans being sold by it. These include, among other things, that:

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each student loan is free and clear of all security interests and other encumbrances and no offsets, defenses or counterclaims have been asserted or threatened;

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the information provided about the student loans is true and correct as of the cutoff date;

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each student loan complies in all material respects with applicable federal and state laws and applicable restrictions imposed by the FFELP, if applicable, or under any applicable guarantee or insurance agreement; and

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with respect to FFELP student loans, each student loan is guaranteed by the applicable guarantor.

Upon discovery of a breach of any representation or warranty that has a materially adverse effect on the depositor’s interest in a trust student loan, the applicable seller will repurchase the affected student loan unless the breach is cured within the applicable cure period specified in the related prospectus supplement. The purchase amount will be equal to the amount required to prepay in full that student loan including all accrued interest. Alternatively, rather than repurchasing the trust student loan, the affected seller may, in its discretion, substitute qualified substitute student loans for that loan. In addition, the affected seller will have an obligation to reimburse the depositor for any shortfall between:

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the purchase amount of the qualified substitute student loans,

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the purchase amount of the trust student loans being replaced, together with any unamortized premium on the shortfall (based on the percentage premium paid by the depositor for the loans being replaced); and

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for any accrued interest amounts not guaranteed by, or that are required to be refunded to, a guarantor and any interest subsidy payments or special allowance payments lost as a result of the breach.

The repurchase or substitution and reimbursement obligations of each seller constitute the sole remedy available to the depositor for any uncured breach. A seller’s repurchase or substitution and reimbursement obligations are contractual obligations that the depositor or issuing entity may enforce against the seller, but the breach of these obligations will not constitute an event of default under the indenture. In cases where the obligations the issuing entity is seeking to enforce are based on a violation of the Higher Education Act, a finding by the U.S. Department of Education that the Higher Education Act was violated may be required prior to the issuing entity being able to enforce the agreement.

Sale of Student Loans to the Issuing Entity; Representations and Warranties of the Depositor

On the closing date, the depositor will sell to the issuing entity or eligible lender trustee on behalf of the issuing entity, as applicable, without recourse, its entire interest in the student loans acquired by the depositor from the sellers. Each student loan will be listed in an exhibit to the sale agreement. The issuing entity or the eligible lender trustee, as applicable, concurrently with that sale will issue the notes. The issuing entity will apply net proceeds from the sale of the notes to purchase the student loans from the depositor.

In each sale agreement, the depositor will make representations and warranties concerning the student loans to the related issuing entity for the benefit of noteholders, including representatives and warranties that are substantially the same as those made by the sellers to the depositor.

Upon discovery of a breach of any representation or warranty that has a materially adverse effect on the issuing entity‘s interest in a trust student loan, the depositor will have cure, repurchase or substitution and reimbursement obligations that are substantially the same as those of the sellers.

The repurchase or substitution and reimbursement obligations of the depositor will constitute the sole remedy available to the noteholders for any uncured breach. The depositor’s repurchase or substitution and reimbursement obligations are contractual obligations that the issuing entity may enforce against us, but the breach of these obligations will not constitute an event of default under the indenture. In cases where the obligations the issuing entity is seeking to enforce are based on a violation of the Higher Education Act, a finding by the U.S. Department of Education that the Higher Education Act was violated may be required prior to the issuing entity being able to enforce the agreement.

Expenses incurred in connection with the acquisition of the trust student loans and the establishment of the related issuing entity (including the expenses of accountants, underwriters and rating agencies) are paid by Wells Fargo Bank and/or the depositor.  Those expenses are not paid from proceeds from the resale of the related notes.

Custodian of Promissory Notes

To assure uniform quality in servicing and to reduce administrative costs, the servicer will act as custodian of the promissory notes, in physical or electronic form, through its own facilities or through other sub-custodians, representing the student loans and any other related documents. In acting as custodian, the servicer may use its own facilities or those of sub-custodians.  The depositor’s and the servicer’s records will reflect the sale by the seller of the student loans to the depositor and their subsequent sale by the depositor to the issuing entity.

Additional Fundings

Prefunding.  The related prospectus supplement will indicate whether a prefunding account will exist for a particular issuing entity.  Each prefunding account will be in the form of a supplemental purchase account or add-on consolidation loan account. The related prospectus supplement will also indicate:

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the amount in the prefunding account on the closing date, which will not exceed 50% of the net proceeds of the offering of the related series of notes; provided, however, that to the extent that a supplemental purchase account, prefunding account, and/or consolidation loan add-on account have been established with respect to a series of notes, the aggregate amounts on deposit in such accounts will not be greater than 50% of the net proceeds of the offering of the related series of notes,

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the length of the funding period, which will not extend for more than one year from the date of the issuance of the related series of notes,

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the percentage of the asset pool and the balance of the notes represented by the prefunding account, and

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the uses to which the funds in the prefunding account can be applied and the conditions to the application of those funds.

With respect to issuing entities where the trust student loans contain consolidation loans, the related prospectus supplement will also indicate the length of the funding period (not to exceed the lesser of (i) the maximum number of days from the closing date when borrowers may add additional student loans to an existing consolidation loan pursuant to the terms of the Higher Education Act, or (ii) the maximum permitted prefunding period).

If the prefunding amount has not been fully applied to purchase additional student loans by the end of the funding period, the noteholders will receive any remaining amounts.

Information with respect to the additional student loans eligible to be acquired by the related issuing entity in the prefunding period, including the requisite underwriting criteria and any differences from the criteria used to select the trust student loans acquired on the closing date, will be set forth in the related prospectus supplement.

Revolving Period.  The related prospectus supplement will indicate whether there is a revolving period for a particular issuing entity to acquire additional student loans with the cash flows from the related pool of trust student loans. The related prospectus supplement will also indicate:

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the length of the revolving period, which will not extend for more than three years from the date of issuance of the related series of notes,

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the maximum amount of additional assets that may be acquired during the revolving period,

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the percentage of the asset pool represented by the amount of additional assets acquired during the revolving period, and

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the uses to which such cash flows may be applied and the conditions to the application of those cash flows.

Information with respect to the additional student loans eligible to be acquired by the related issuing entity in the revolving period, including the requisite underwriting criteria and any differences from the criteria used to select the trust student loans acquired during the revolving period, will be set forth in the related prospectus supplement.

Amendments to Transfer and Servicing Agreements

The parties to the transfer and servicing agreements may amend them without the consent of the noteholders or trust certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provision therein that may be inconsistent with any other provision therein or in this prospectus or the related prospectus supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to avoid or minimize the risk of the imposition of any tax on the issuing entity pursuant to the Internal Revenue Code that would be a claim against the issuing entity, provided that the indenture trustee has received an opinion of counsel to the effect that such action is necessary or desirable to minimize the risk of the imposition of any such tax and such action will not, as evidenced by such opinion of counsel, adversely affect in any material respect the interests of any noteholder or trust certificateholder, (iv) to conform the obligations of the parties under the transfer and servicing agreements, if necessary, to comply with the requirements of Regulation AB (17 C.F.R. 229), (v) to change the timing and/or nature of deposits into the collection account, provided that such change will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any noteholder or trust certificateholder, (vi) to add to, modify or eliminate any provisions therein restricting transfers of the notes of a series provided that the depositor has determined in its sole discretion that any such modifications to the transfer and servicing agreements will neither adversely affect the ratings on the notes nor give rise to a risk that any noteholders or trust certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee, (vii) to make certain provisions with respect to the denominations of, and the manner of payments on, certain classes of notes initially retained by the depositor or an affiliate, or (viii) to make any other provisions with respect to matters or questions arising under such agreements that are not inconsistent with the provisions thereof, provided that such action will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of the noteholders or trust certificateholders of the related series. Notwithstanding the foregoing, such action described in clause (v) or (viii) will not be considered to adversely affect in any material respect the interest of noteholders and no opinion of counsel to that effect will be required if each applicable rating agency rating the notes states in writing that such action would not result in the downgrading or withdrawal of the ratings then assigned to the notes.  The parties to the transfer and servicing agreements may amend them with the consent of the holders of notes evidencing interests aggregating not less than 66 2/3% outstanding principal balance of the notes of each class affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such agreement or of modifying in any manner the rights of the noteholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, any payments received on or with respect to trust student loans that are required to be distributed on any notes, without the consent of the holder of such note, (ii) adversely affect in any material respect the interests of the holders of a class of notes of a series in a manner other than that set forth in (i) above without the consent of the holders of notes aggregating not less than 66 2/3% of the outstanding principal balance of the notes evidenced by such class and with the consent of the majority of the trust certificateholders by percentage interest, or (iii) reduce the aforesaid percentage of the outstanding principal balance of the notes or percentage of trust certificateholders which are required to consent to any such amendment, without the consent of the holders of all the outstanding notes and the trust certificateholders.

SERVICING AND ADMINISTRATION

General

The following is a summary of the important and material terms of the servicing agreements under which the servicer will service the trust student loans and the administration agreement under which the administrator will undertake administrative duties for an issuing entity and its trust student loans. We have filed forms of the servicing agreement and the administration agreement as exhibits to the registration statement of which this prospectus is a part. This summary does not cover every detail of these agreements and it is subject to all provisions of the servicing agreements and the administration agreements.

Accounts

For each issuing entity, the administrator will establish one or more collection accounts with the indenture trustee into which all payments on the related trust student loans will be deposited. The related prospectus supplement will describe any other accounts established for an issuing entity, including any prefunding account and any reserve account.

For any series of notes, the indenture trustee will invest funds in the collection account, prefunding account, reserve account and any other accounts identified as accounts of the issuing entity in eligible investments as provided in the indenture.  The administrator will instruct the indenture trustee concerning investment decisions.

In general, eligible investments will be those which would not result in the downgrading or withdrawal of any rating of any of the notes.  They will mature on the dates specified in the related prospectus supplement.  A portion of these eligible investments may mature after the next distribution date if specified in the related prospectus supplement.

Each trust account will be either:

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a segregated account with an FDIC-insured depository institution which has either (A) a long-term unsecured debt rating as set forth in the indenture or (B) a short-term unsecured debt rating or certificate of deposit rating as set forth in the indenture; or

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a segregated trust account with the corporate trust department of a depository institution having corporate trust powers, so long as any of the securities of that depository institution have an investment grade credit rating from each applicable rating agency.

Eligible investments will be limited to the investments set forth in the definition of “Eligible Investments” in the indenture.  Eligible investments are limited to obligations or debt instruments that are expected to mature not later than the business day immediately preceding the next distribution date, or, with respect to the collection account only, the next monthly servicing fee payment date, to the extent of the primary servicing fee.  Eligible investments may include book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

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obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

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general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each applicable rating agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the notes by any of the applicable rating agencies or result in any of such rated notes being placed on credit review status (other than for possible upgrading) by any applicable rating agency;

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commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each applicable rating agency or the highest short-term rating category of each applicable rating agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the notes by any applicable rating agency or result in any of such rated notes being placed on credit review status (other than for possible upgrading) by any applicable rating agency;

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certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the applicable rating agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the notes by any of the applicable rating agencies or result in any of such rated notes being placed on credit review status (other than for possible upgrading) by any applicable rating agency;

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guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each applicable rating agency at the time of the issuance of such agreements;

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repurchase agreements on obligations with respect to any security described in the first or second bullet point above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in the fourth bullet point above;

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securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each applicable rating agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the notes by any applicable rating agency or result in any of such rated notes being placed on credit review status (other than for possible upgrading) by any applicable rating agency;

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such other investments acceptable to each applicable rating agency as would not result in the downgrading of the rating then assigned to the notes by any applicable rating agency or result in any of such rated notes being placed on credit review status (other than for possible upgrading) by any applicable rating agency; and

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any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute eligible investments hereunder, including any such fund that is managed by the indenture trustee or servicer or any affiliate of the indenture trustee or servicer or for which the indenture trustee or servicer or any of its affiliates acts as an adviser as long as such fund is rated in at least the highest rating category by each applicable rating agency rating such fund;

provided, that in no event will an instrument be an eligible investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

The servicer will prepare a monthly account reconciliation; however, there will be no independent verification of the accounts or the transaction activity therein by either the indenture trustee or the eligible lender trustee.

Servicing Procedures

Under each servicing agreement, the servicer will agree to service all the trust student loans. The servicer is required to perform all services and duties customary to the servicing of student loans, including all collection practices. It must use the same standard of care as it uses to service similar student loans owned by Wells Fargo & Company and its affiliates in compliance with the applicable guarantee agreements and all other applicable federal and state laws, including, if applicable, the Higher Education Act.

The duties of the servicer include the following:

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collecting and depositing into the collection account all payments on the trust student loans, including claiming and obtaining any program payments;

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responding to inquiries from borrowers;

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attempting to collect delinquent payments; and

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sending out statements to borrowers.

In addition, the servicer will keep ongoing records on the loans and its collection activities utilizing the same standards it uses for similar student loans owned by Wells Fargo & Company and its affiliates in compliance with the applicable guarantee agreements and all other applicable federal and state laws, including, if applicable, the Higher Education Act.  It will also furnish periodic statements to the indenture trustee, the issuing entity or the eligible lender trustee, as applicable, and the noteholders in accordance with the servicer’s customary practices.  See “—Statements to Indenture Trustee and Issuing Entity” below.

Under a sub-servicing agreement, a sub-servicer, if any, may agree to perform some or most all of the obligations of the servicer under the servicing agreement.

Payments on Student Loans

The servicer will deposit all payments on trust student loans and proceeds that it collects during each collection period specified in the related prospectus supplement into the related collection account within two business days of its receipt.

However, for so long as no administrator default has occurred and is continuing, and any other condition to making deposits less frequently than daily as described in the related prospectus supplement is satisfied, the servicer will remit these amounts to the administrator within two business days of receipt. The administrator will deposit these amounts in the collection account by the business day preceding each monthly servicing payment date.

A business day for this purpose is any day other than a Saturday, a Sunday, or a day on which banking institutions or trust companies in the City of New York, New York, the City of Wilmington, Delaware or the State of California are authorized or obligated by law, regulation or executive order to remain closed.

The administrator may invest collections, pending deposit into the collection account, at its own risk and for its own benefit, and it will not segregate these funds. The administrator may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related issuing entity to secure timely remittances as specified in the related prospectus supplement. The depositor and the servicer will pay the aggregate purchase amount of student loans repurchased by us or purchased by the servicer to the administrator, and the administrator will deposit these amounts into the collection account on or before the business day preceding each distribution date.

No servicing agreement will require the servicer to make advances to any issuing entity and no such advances have been made by the servicer with respect to any trust student loans.

Servicer Covenants

For each issuing entity, the servicer will agree that:

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it will satisfy all of its obligations relating to the trust student loans, maintain in effect all qualifications required in order to service the loans and comply in all material respects with all requirements of law if a failure to comply would have a materially adverse effect on the interest of the issuing entity;

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it will not permit any rescission or cancellation of a trust student loan except as ordered by a court or other governmental authority or as consented to in writing by the eligible lender trustee or owner trustee, as applicable, and the indenture trustee and the administrator, except that it may write off any student loan if the remaining balance of the borrower’s account is determined to be a de minimus amount, with respect to private credit student loans, such write off is in accordance with established servicing procedures;

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it will do nothing to impair the rights of the issuing entity, the indenture trustee, the administrator, the noteholders, or, if applicable, the owner trustee, in the trust student loans; and

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it will not reschedule, revise, defer or otherwise compromise payments due on any trust student loan except during any applicable interest only, deferment or forbearance periods or otherwise in accordance with the same standards it uses for similar student loans owned by Wells Fargo & Company and its affiliates in accordance with the applicable guarantee agreements and all other applicable federal and state laws, including, if applicable, the Higher Education Act.

Upon the discovery of a breach of any covenant that has a materially adverse effect on the interest of the related issuing entity in any trust student loan, the servicer will purchase that trust student loan unless the breach is cured within the applicable cure period specified on the related prospectus supplement. However, with respect to FFELP student loans, any breach that relates to compliance with the requirements of the Higher Education Act or the applicable guarantor but that does not affect that guarantor’s obligation to guarantee payment of a trust student loan that is a FFELP student loan will not be considered to have a material adverse effect. In addition, a finding by the U.S. Department of Education that the Higher Education Act was violated or that a FFELP student loan is no longer insured because of a violation of the Higher Education Act may be required prior to the issuing entity being able to enforce the agreement.

The purchase price of the trust student loan will equal the unpaid principal amount of that trust student loan plus any accrued interest.  If the trust student loan to be purchased is a FFELP student loan, the purchase price will also be calculated using the applicable percentage that would have been insured pursuant to Section 428(b)(1)(G) of the Higher Education Act — generally, 97% for trust student loans first disbursed on or after July 1, 2006 (98% for trust student loans first disbursed prior to July 1, 2006) — plus any interest subsidy payments or special allowance payments not paid by, or required to be refunded to, the U.S. Department of Education for that trust student loan as a result of a breach of any covenant of the servicer. The related issuing entity’s interest in that purchased trust student loan will be assigned to the servicer or its designee. Alternatively, rather than purchase the trust student loan, the servicer may, in its sole discretion, substitute qualified substitute student loans.

In addition, the servicer will be obligated to reimburse the related issuing entity:

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for the shortfall, if any, between:

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the purchase amount of any qualified substitute student loans; and

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the purchase amount of the trust student loans being replaced, together with any unamortized premium on the shortfall (based on the percentage premium paid by the depositor for the loans being replaced); and

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for any accrued interest amounts not guaranteed by or that are required to be refunded to a guarantor and any interest subsidy payments or special allowance payments lost as a result of a breach.

The purchase or substitution and reimbursement obligations of the servicer will constitute the sole remedy available to the issuing entity for any uncured breach. The servicer’s purchase or substitution and reimbursement obligations are contractual obligations that the issuing entity may enforce, but the breach of these obligations will not constitute an event of default under the indenture.

Servicing Compensation

For each issuing entity, the servicer will receive a servicing fee for each period in an amount specified in the related prospectus supplement. The servicer will also receive any other administrative fees, expenses and similar charges specified in the related prospectus supplement. The servicing fee may consist of:

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a specified annual percentage of the pool balance;

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a unit amount based on the number of accounts and other activity or event related fees;

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any combination of these; or

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any other formulation described in the related prospectus supplement.

The servicing fee may also include specified amounts payable to the servicer for tasks it performs. The servicing fee may be subject to a maximum monthly amount. If that is the case, the related prospectus supplement will state the maximum together with any conditions to its application. The servicing fee, including any unpaid amounts from prior distribution dates, will have a payment priority over the notes, to the extent specified in the related prospectus supplement.

The servicing fee compensates the servicer for performing the functions of a third party servicer of student loans, including:

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collecting and posting all payments;

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responding to inquiries of borrowers on the trust student loans;

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investigating delinquencies;

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pursuing, filing and collecting any program payments;

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accounting for collections;

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furnishing periodic statements to the issuing entity or the eligible lender trustee, as applicable; and

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paying taxes, accounting fees, outside auditor fees, data processing costs and other costs incurred in administering the student loans.

Net Deposits

As an administrative convenience, unless the servicer must remit collections daily to the collection account, the administrator will deposit collections for any collection period net of servicing and administration fees for the same period. The administrator may make a single, net transfer to the collection account on the business day preceding each distribution date. The administrator, however, will account to the indenture trustee, the owner or eligible lender trustee, as applicable, and the noteholders as if all deposits, distributions and transfers were made individually.

Evidence as to Compliance

For each issuing entity, the servicer will deliver or make available annually to the administrator, and the administrator will deliver or make available annually to the depositor, the issuing entity, the indenture trustee and each rating agency, on or before the date specified in the applicable servicing agreement, administration agreement or indenture, as applicable, an officer’s certificate of such servicer or administrator, as applicable, stating that (i) a review of the activities of such servicer or administrator, as applicable, during the preceding calendar year and of performance under the applicable servicing agreement, administration agreement or indenture, as applicable, has been made under the supervision of such officer, and (ii) to the best of such officer’s knowledge, based on such review, such servicer or administrator, as applicable, has fulfilled all its obligations under the applicable servicing agreement, administration agreement or indenture, as applicable, in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of the failure.

In addition, each servicer and administrator and any other party that participates in the servicing and administration of the trust student loans and other assets of the issuing entity will deliver annually to the administrator, if other than the administrator, and the administrator will deliver annually to the depositor, a report that assesses compliance by that party, on a “servicing platform” level,  with the servicing criteria set forth in Item 1122(d) of Regulation AB (17 C.F.R. 229.1122) (an “assessment of compliance”) and each such assessment of compliance will contain the following:

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a statement of the party’s responsibility for assessing compliance with the servicing criteria applicable to it;

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a statement that the party used the criteria in Item 1122(d) of Regulation AB to assess compliance with the applicable servicing criteria;

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the party’s assessment of compliance for and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the party; and

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a statement that a registered public accounting firm has issued an attestation report on the party’s assessment of compliance for and as of the end of the prior calendar year.

Each party that is required to deliver an assessment of compliance will also be required to simultaneously deliver a report (an “attestation report”) of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party’s assessment of compliance.

Certain Matters Regarding the Servicer

The servicing agreements will provide that the servicer is an independent contractor and that, except for the services to be performed under the servicing agreement, the servicer does not hold itself out as an agent of the issuing entities.

The servicer may not resign from its obligations and duties under the servicing agreement for a series, except (i) upon the appointment of a successor and the receipt by the indenture trustee of a letter from each rating agency then rating the notes of the affected series that its resignation and the appointment of a successor servicer will not result in a downgrade of the notes of such series, (ii) upon its determination that its duties thereunder are no longer permissible under applicable law or (iii) in the case of an assignment of its rights and delegation or its duties described below. No such resignation will become effective until the indenture trustee for such series or a successor servicer has assumed the servicer’s responsibilities, duties, liabilities and obligations under the servicing agreement. If the servicer resigns for any of the foregoing reasons and the indenture trustee is unable or unwilling to assume responsibility for its duties under the servicing agreement, it may appoint another institution to so act as described under “Servicing and Administration—Rights Upon Servicer Default.”

The servicing agreement will also provide that neither the servicer nor any subcontractor, nor any director, officer, employee or agent of any of them, will be under any liability to the issuing entity or the noteholders, for the taking of any action or for refraining from the taking of any action in good faith pursuant to the servicing agreement, or for errors in judgment; provided, however, that neither the servicer, any subcontractor, nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties or by reason of reckless disregard of his or its obligations and duties thereunder.  The servicing agreement will further provide that the servicer, any subcontractor and any director, officer, employee or agent of either of them shall be entitled to indemnification by the issuing entity and will be held harmless against any loss, liability or expense incurred in connection with the performance of their duties and obligations and any legal action relating to the servicing agreement, the Notes or the trust student loans of a Series, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties thereunder or by reason of reckless disregard of his or its obligations and duties thereunder.  In addition, the servicing agreement will provide that the servicer will not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under the servicing agreement and, in its opinion, does not involve it in any expense or liability.  The servicer may, however, in its discretion, undertake any such action deemed by it necessary or desirable with respect to the servicing agreement and the rights and duties of the parties thereto and the interests of the noteholders thereunder if the noteholders offer the servicer reasonable security or indemnity against the costs, expenses and liabilities that may be incurred.  In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the issuing entity and the servicer will be entitled to be reimbursed therefor out of the collection account, and any loss to the issuing entity arising from such right of reimbursement will be allocated in the manner specified in the applicable servicing agreement or indenture.

Any person into which the servicer may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the servicer is a party, or any person succeeding to the business through the transfer of substantially all of its assets or all assets relating to such business, or otherwise, of the servicer will be the successor of the servicer under the servicing agreement and indenture for the related series provided that such successor servicer or resulting entity has a net worth of not less than $15,000,000 and, with respect to a successor servicer of FFELP student loans, satisfies the eligibility requirements as a third-party servicer under the Higher Education Act.

The servicer also has the right, without the prior written consent of the indenture trustee, to assign its rights and delegate its duties and obligations under the servicing agreement and indenture for each series; provided that, if the servicer desires to be released from its obligations under the servicing agreement, (i) the purchaser or transferee accepting such assignment or delegation satisfies the eligibility requirements as a third-party servicer under the Higher Education Act, (ii) the purchaser executes and delivers to the depositor and the indenture trustee an agreement, in form and substance reasonably satisfactory to the indenture trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the servicer under the servicing agreement from and after the date of such agreements; and (iii) each applicable rating agency’s rating of any notes for such Series in effect immediately prior to such assignment, sale or transfer would not be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the notes are not reasonably likely to be placed on credit review status by any such rating agency. The servicer will be released from its obligations under the servicing agreement upon any such assignment and delegation, except that the servicer will remain liable for all liabilities and obligations incurred by it prior to the time that the conditions contained in clauses (i), (ii) and (iii) above are met.  In addition, the servicer shall have the right, without the written consent of the indenture trustee, to delegate to, subcontract with, authorize, or appoint an affiliate of the servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the servicer under the servicing agreement and will so to delegate, subcontract, authorize or appoint to an affiliate of the servicer any duties, covenants or obligations to be performed and carried out by the servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized.  In the event of any assignment of rights and delegation of duties by the servicer, the servicer will report such event on Form 8-K for so long as the related issuing entity is subject to the reporting requirements of the Exchange Act.

The indenture trustee or a successor servicer is entitled to be reimbursed for its costs in effecting a servicing transfer from the servicer.  In the event that the predecessor servicer fails to reimburse the indenture trustee or successor servicer, as applicable, the indenture trustee or successor servicer will be entitled to reimbursement from the assets of the related issuing entity.

Servicer Default

A servicer default under each servicing agreement will consist of:

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any failure by the servicer to make a required deposit which continues unremedied for five business days after either receipt by the servicer of written notice of such failure from the indenture trustee, the eligible lender trustee or receipt by the servicer and the indenture trustee of written notice of such failure from the holders of notes of such series having voting rights allocated to such notes (“voting interests”) aggregating not less than 50% of the voting interests represented by all notes for such series;

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any failure by the servicer duly to observe or perform in any material respect any other of its covenants or agreements in the servicing agreement, or any material breach  by the servicer of its representations and warranties made in the servicing greement resulting in a loss to the depositor or the related issuing entity, which continues unremedied for 60 days after the giving of written notice of such failure to the servicer by the indenture trustee or the depositor, or to the servicer and the indenture trustee by the holders of notes aggregating not less than 50% of the voting interests represented by all of the notes for such series, or which continues unremedied for a lesser number of days set forth in the applicable servicing agreement in the case of a failure to perform any covenants or agreements relating to the requirements of Regulation AB (17 C.F.R. 229);

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certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and certain actions by the servicer indicating its insolvency, reorganization or inability to pay its obligations; and

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with respect to FFELP student loans, any failure by the servicer to comply with any requirements under the Higher Education Act resulting in a loss of its eligibility as a third-party servicer (unless remedied within 90 days).

A servicer default does not include any failure of the servicer to service a FFELP student loan in accordance with the Higher Education Act so long as the servicer is in compliance with its obligations under the servicing agreement to purchase any adversely affected trust student loans that are FFELP student loans and to pay to the applicable issuing entity the amount of any program payments lost as a result of the servicer’s actions.

Notwithstanding the foregoing, the servicer shall not be deemed to have breached its obligations to service the applicable student loans, nor will a servicer default be deemed to have occurred under the related servicing agreement, if the servicer is rendered unable to perform such obligations, in whole or in part, by a force outside the control of the parties to the related servicing agreement (including, without limitation, acts of God, acts of war or terrorism, fires, earthquakes, hurricanes, floods and other material natural or man made disasters).  The servicer will be required to diligently resume the performance of its duties under the related servicing agreement as soon as practicable following the termination of such business interruption or, if necessary and appropriate in its reasonable judgment to enable the proper servicing of the trust student loans, to transfer servicing, either temporarily or permanently, to another servicer.

Rights Upon Servicer Default

As long as a servicer default remains unremedied, the indenture trustee or holders of not less than 50% of the voting interest may terminate all the rights and obligations of the servicer, except for the obligation to purchase a trust student loan as a result of a covenant breach or to indemnify under certain circumstances. Only the indenture trustee or the noteholders (or the senior noteholders, if applicable) and not the eligible lender trustee (or the subordinate noteholders, if applicable) will have the ability to remove the servicer if a default occurs while the notes (or the most senior notes then outstanding if applicable) are outstanding. Following a termination, a successor servicer appointed by the indenture trustee or the indenture trustee itself will succeed to all the responsibilities, duties and liabilities of the servicer under the servicing agreement and will be entitled to similar compensation arrangements. The compensation may not be greater than the servicing compensation to the servicer under that servicing agreement, unless the compensation arrangements will not result in a downgrading or withdrawal of the then ratings of the notes; provided, however, the successor servicer will be entitled to reimbursement for the costs and expenses associated with the transfer, including indemnity payments owed to the indenture trustee in connection with directing the indenture trustee to terminate an servicing agreement. To the extent the terminated servicer does not reimburse the successor servicer, the successor servicer is entitled to reimbursement out of the collection account which may result in a loss to the notesof the related Series. If the indenture trustee is unwilling or legally unable to act, it may appoint, or petition a court for the appointment of, a successor whose regular business includes the servicing of student loans. If, however, a bankruptcy trustee or similar official has been appointed for the servicer, and no servicer default other than that appointment has occurred, the bankruptcy trustee or similar official may have the power to prevent the indenture trustee or the noteholders from effecting the transfer.

Waiver of Past Defaults

For each issuing entity, the holders of not less than 50% of the voting interests in the case of any servicer default which does not adversely affect the indenture trustee or the noteholders (or the most senior noteholders then outstanding, if applicable) may, on behalf of all noteholders, waive any default by the servicer, except a default in making any required deposits to or payments from any of the trust accounts. Therefore, the noteholders (or the senior noteholders, if applicable) have the ability, except as noted, to waive defaults by the servicer which could materially and adversely affect the holder of the trust certificate (or subordinate noteholders if applicable). No waiver will extend to any subsequent default or impair the noteholders’ rights as to such subsequent defaults.

Administration Agreement

Wells Fargo Bank, as administrator, will enter into an administration agreement with each issuing entity, the depositor, the servicer, the eligible lender trustee, if applicable, and the indenture trustee. Under the administration agreement, the administrator will agree to provide various notices and to perform other administrative obligations required by the indenture, trust agreement and sale agreement. These services include:

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directing the indenture trustee to make the required distributions from the trust accounts on each monthly servicing payment date and each distribution date;

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preparing, based on periodic data received from the servicer, and providing quarterly and annual distribution statements to the eligible lender trustee or issuing entity, as applicable, and the indenture trustee and any related U.S. federal income tax reporting information; and

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providing the notices and performing other administrative obligations required by the indenture, the trust agreement and the sale agreement.

As compensation, the administrator will receive an administration fee specified in the related prospectus supplement. Except as described in the next paragraph, Wells Fargo Bank may not resign as administrator unless its performance is no longer legally permissible. No resignation will become effective until a successor administrator has assumed Wells Fargo Bank’s duties under the administration agreement.

Each administration agreement will provide that Wells Fargo Bank may assign its obligations and duties as administrator to an affiliate if the applicable rating agencies confirm that the assignment will not result in a downgrading or a withdrawal of the ratings then applicable to the notes.

The administrator may sub-contract any or all of its duties to a sub-administrator if the following conditions are met:

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the sub-administrator assumes in writing all of the obligations of the administrator that are sub-contracted,

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the sub-administrator covenants to comply with the requirements of the administration agreement, and

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the applicable rating agencies confirm that this will not result in a downgrading or a withdrawal of the ratings then applicable to the notes.

All expenses related to the resignation or removal for cause of any administrator will be paid solely by the administrator being replaced.

Administrator Default

An administrator default under the administration agreement will consist of:

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any failure by the administrator to deliver to the indenture trustee for deposit any required payment by the business day preceding any monthly servicing payment date or distribution date, if the failure continues unremedied for five business days after either receipt by the administrator of written notice of such failure from the indenture trustee, the eligible lender trustee or receipt by the administrator and the indenture trustee of written notice of such failure from the holders of notes aggregating not less than 50% of the voting interests represented by all of the notes for such series;

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any failure by the administrator to direct the indenture trustee to make any required distributions from any of the trust accounts on any monthly servicing payment date or any distribution date, if the failure continues unremedied for five business days after either receipt by the administrator of written notice of such failure from the indenture trustee, the eligible lender trustee or receipt by the administrator and the indenture trustee of written notice of such failure from the holders of notes aggregating not less than 50% of the voting interests represented by all of the notes for such series;

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any failure by the administrator to observe or perform in any material respect any other term, covenant or agreement in an administration agreement or a related agreement that materially and adversely affects the rights of noteholders and continues for 60 days after the giving of written notice of such failure to the administrator by the indenture trustee or the depositor, or to the servicer and the indenture trustee by the holders of notes aggregating not less than 50% of the voting interests represented by all of the notes for such series; and

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certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and certain actions by the administrator indicating its insolvency, reorganization or inability to pay its obligations.

Rights Upon Administrator Default

As long as any administrator default has not been remedied, the indenture trustee or holders of not less than 50% of the voting interest, by written notice to the administrator, may terminate all the rights and obligations of the administrator, except for certain indemnification obligations of the administrator pursuant to the administration agreement. In the case of FFELP student loans, only the indenture trustee or the noteholders, or the senior noteholders, if applicable, and not the eligible lender trustee, or the subordinate noteholders, if applicable, may remove the administrator if an administrator default occurs while the notes, or senior notes, if applicable, are outstanding. Following the termination of the administrator, a successor administrator appointed by the indenture trustee or the indenture trustee itself will succeed to all the responsibilities, duties and liabilities of the administrator under the administration agreement. The successor administrator will be entitled to similar compensation arrangements or any other compensation as set forth in the related prospectus supplement.  If, however, a bankruptcy trustee or similar official has been appointed for the administrator, and no other administrator default other than that appointment has occurred, the bankruptcy trustee or similar official may have the power to prevent the indenture trustee or the noteholders from effecting the transfer. If the indenture trustee is unwilling or unable to act, it may appoint, or petition a court for the appointment of, a successor whose regular business includes the servicing or administration of student loans. The indenture trustee may make arrangements for compensation to be paid, which cannot be greater than the compensation to the administrator unless the compensation arrangements will not result in a downgrading of the notes.

Statements to Indenture Trustee and Issuing Entity

Before each distribution date, the administrator will prepare and provide a statement to the indenture trustee and the issuing entity or the eligible lender trustee, as applicable, as of the end of the preceding collection period.  The statement will include:

•

the amount of principal distributions for each class;

•

the amount of interest distributions for each class and the applicable interest rates;

•

the pool balance at the beginning and at the end of the preceding collection period;

•

the outstanding principal amount for each class of the notes for that distribution date;

•

the servicing and the administration fees for that collection period;

•

the interest rates, if available, for the next period for each class or the website where those rates may be found;

•

the amount of any aggregate realized losses for that collection period;

•

the amount of any note interest shortfall and note principal shortfall, if applicable, for each class, and any changes in these amounts from the preceding statement;

•

the amount of any carryover servicing fee for that collection period;

•

the amount of any note interest carryover, if applicable, for each class of notes, and any changes in these amounts from the preceding statement;

•

the aggregate purchase amounts for any trust student loans repurchased by the depositor, the servicer or any seller from the issuing entity in that collection period;

•

the balance of trust student loans that are delinquent in each delinquency period as of the end of that collection period;

•

any amounts paid to any credit enhancement provider or swap counterparty;

•

the balance of any reserve account or capitalized interest account, after giving effect to changes in the balance on that distribution date;

•

to the extent applicable, any amount of available credit enhancement drawn upon with respect to such distribution date;

•

any material modifications, extensions or waivers to the terms of the trust student loans, fees, penalties or payments during the related collection period or that cumulatively become material over time;

•

any material breaches of representations and warranties regarding the trust student loans or if any applicable triggers or asset tests are then in effect;

•

if applicable, the amount of trust student loans added during a prefunding period (including any add-on consolidation loans) or a revolving period and the amount of any required repurchases or substitutions of trust student loans, to the extent material, and the balance of any related trust accounts as of both the prior and current distribution dates; and

•

amounts distributed to the holders of the trust certificates and the uses of available funds to the extent not otherwise set forth above.

DESCRIPTION OF THE NOTES

General

Each issuing entity may issue one or more classes of notes under an indenture.  The form of the indenture has been filed as an exhibit to the registration statement of which this prospectus is a part. The following summary describes the important terms of the notes and the indenture. It does not cover every detail of the notes or the indenture and is subject to all of the provisions of the notes and the indenture.

Each class of notes will initially be represented by one or more notes, registered in the name of the nominee of The Depository Trust Company or, if specified in the related prospectus supplement, a nominee selected by the common depository for Clearstream Banking, société anonyme (known as Clearstream, Luxembourg), formerly known as Cedel Bank, société anonyme, and the Euroclear System in Europe. The notes will be available for purchase in book-entry form only or as otherwise provided in the related prospectus supplement.  DTC’s nominee will be Cede & Co., unless another nominee is specified in the related prospectus supplement. Accordingly, that nominee is expected to be the holder of record of the U.S. Dollar denominated notes of each class. Unless and until definitive notes are issued under the limited circumstances described in this prospectus, an investor in notes in book-entry form will not be entitled to receive a physical certificate representing a note. All references in this prospectus and in the related prospectus supplement to actions by holders of notes in book-entry form refer to actions taken by DTC, Clearstream, Luxembourg or Euroclear, as the case may be, upon instructions from its participating organizations and all references in this prospectus to distributions, notices, reports and statements to holders of notes in book-entry form refer to distributions, notices, reports and statements to DTC, Clearstream, Luxembourg or Euroclear or its nominee, as the registered holder of the notes.

Notes of a given series owned by the depositor, the servicer or any of their respective affiliates will be entitled to equal and proportionate benefits under the applicable indenture, except that they will not be entitled to vote unless the depositor, servicer and such affiliates own all of the notes of the related issuing entity.

Principal and Interest on the Notes

The related prospectus supplement will describe the timing and priority of payment, seniority, allocations of losses, note rate and amount of or method of determining payments of principal and interest, if applicable, on each class of notes. The right of holders of any class of notes to receive payments of principal and interest may be senior or subordinate to the rights of holders of any other class or classes of notes of that series.  If applicable, payments of interest on the notes will be made prior to payments of principal.  Except for principal-only notes, each class of notes may have a different note rate, which may be a fixed rate, variable rate, adjustable rate, auction-determined rate, reset rate or any combination of these rates. The related prospectus supplement will specify the rate for each class of notes (other than principal-only notes) or the method for determining the note rate. See also “Additional Information Regarding the Notes—Fixed Rate Notes” and “—Floating Rate Notes” in this prospectus.  One or more classes of notes of a series may be redeemable under the circumstances specified in the related prospectus supplement, including as a result of the servicer’s exercising its option to purchase the related trust student loans.

If specified in the related prospectus supplement, a class of notes may have no principal balance and bear interest on the related notional amount (“interest-only notes”).  A notional amount is the amount used as a reference to calculate the amount of interest due on an interest-only class of notes that is not entitled to any distributions of principal.  If specified in the related prospectus supplement, a class of notes may not bear interest and is entitled to receive only distributions of principal (“principal-only notes”).  If specified in the related prospectus supplement, a class of notes may accrete the amount of accrued interest otherwise distributable on such class, which amount will  be added as principal to the principal balance of the class of notes on each applicable distribution date (“accretion notes”).  The accretion may continue until certain events specified in the related prospectus supplement have occurred or until such class of accretion notes is retired.

Under some circumstances, the amount available for these payments could be less than the amount of interest payable on the notes on any distribution date, in which case each class of noteholders will receive its pro rata share of the aggregate amount available for interest on the notes. See “Additional Information Regarding the Notes—Distributions” and “—Credit Enhancement and Other Support; Derivative Arrangements” in this prospectus.

In the case of a series which includes two or more classes of notes, the related prospectus supplement will describe the sequential order and priority of payment of principal and interest of each class. Payments of principal and interest of any class of notes will be on a pro rata basis among all the noteholders of that class.

Call Option on the Notes

If specified in the related prospectus supplement, the servicer or one of its affiliates specified in that prospectus supplement may exercise its option to call, in full, one or more classes of notes.  If a class of notes has been called, it will either remain outstanding and be entitled to all interest and principal payments on such class of notes under the related indenture, or the servicer or its specified affiliate will deposit an amount into the collection account sufficient to redeem the specified class of notes, subject to satisfaction of the rating agency condition.  Each class of reset rate notes will be subject to the call option described under “Description of the Notes—The Reset Rate Notes—Call Option.”

Collateral Call

If specified in the related prospectus supplement, the servicer or one of its affiliates will have the right to purchase certain of the trust student loans in an amount sufficient to redeem one or more classes of notes, subject to satisfaction of the rating agency condition.  The related prospectus supplement will identify which class or classes of notes will be subject to the collateral call.

The Indenture

General.  The notes will be issued under and secured by an indenture entered into by the issuing entity, the indenture trustee and, if any portion of the trust student loans are FFELP student loans, the eligible lender trustee.  If specified in the related prospectus supplement, the voting rights of noteholders may be limited only to the holders of the most senior class or classes of outstanding notes (except with respect to those matters requiring consent of 100% of all noteholders); and if not so specified, all noteholders will have voting rights regarding any actions requiring the consent of noteholders as set forth below.

Modification of Indenture.  Each indenture may be amended by the indenture trustee and the issuing entity or the eligible lender trustee, as applicable, without the consent of the Certificateholders,

(i)

to cure any ambiguity or mistake,

(ii)

to correct or supplement any provision therein that may be inconsistent with any other provision therein or in this prospectus or the applicable prospectus supplement,

(iii)

to conform the obligations of the parties under the indenture, if necessary, to comply with the requirements of Regulation AB (17 C.F.R. 229),

(iv)

to change the timing and/or nature of deposits into the collection account, provided that such change will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any noteholder,

(v)

to make certain provisions with respect to the denominations of, and the manner of payments on, certain classes of notes initially retained by the depositor or an affiliate, or

(vi)

to make any other provisions with respect to matters or questions arising under such indenture that are not inconsistent with the provisions thereof, provided that such action will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of the noteholders of the related series.

Notwithstanding the foregoing, such action described in clause (iv) or (vi) will not be considered to adversely affect in any material respect the interest of noteholders and no opinion of counsel to that effect will be required if each rating agency then rating the notes states in writing that such action would not result in the downgrading or withdrawal of the ratings then assigned to the notes. The indenture may also be amended by the the indenture trustee and the issuing entity or the eligible lender trustee, as applicable, with the consent of the holders of notes evidencing interests aggregating not less than 66 2/3% of the voting interests evidenced by the notes of each class affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such indenture or of modifying in any manner the rights of the noteholders; provided, however, that no such amendment may:

(i)

reduce in any manner the amount of, or delay the timing of, any payments received on or with respect to trust student loans that are required to be distributed on any notes, without the consent of the holder of such notes,

(ii)

adversely affect in any material respect the interests of the holders of a class of notes of a series in a manner other than that set forth in (i) above without the consent of the holders of notes aggregating not less than 66 2/3% of the voting interests evidenced by such class, or

(iii)

reduce the aforesaid percentage of notes of any class, the holders of which are required to consent to such amendment, without the consent of the holders of all notes of such class affected then outstanding.

Events of Default; Rights Upon Event of Default.  An “event of default” under the indenture will consist of the following:

•

a default for five business days or more in the due or punctual payment of interest on any note when due (or senior notes only if specified in the related prospectus supplement);

•

a default in the due or punctual payment of the principal of any note at maturity;

•

a default in the performance of any covenant or agreement of the issuing entity in the indenture, or a material breach of any representation or warranty made by the issuing entity in the related indenture or in any note, if the default or breach has a material adverse effect on the holders of the notes and is not cured within 30 days after notice by the indenture trustee or by holders of at least 25% in principal amount of the outstanding notes, or senior notes, if applicable; or

•

the occurrence of an insolvency event involving the issuing entity.

The amount of principal required to be distributed to holders of the notes on any distribution date will generally be limited to amounts available after payment of interest and all other prior obligations of the issuing entity. Therefore, the failure to pay principal on a class of notes generally will not result in the occurrence of any event of default until the final scheduled distribution date for that class of notes.

If an event of default occurs and is continuing, the indenture trustee or holders of a majority of the outstanding notes, or senior notes, if applicable, may declare the principal of those notes to be immediately due and payable. This declaration may, under certain circumstances, be rescinded by the holders of a majority of the outstanding notes, or senior notes, if applicable.  No such rescission shall affect any subsequent default or impair any right of the noteholders as a consequence of such default.

If the notes have been declared to be due and payable following an event of default, the related indenture trustee may, in its discretion,

•

exercise remedies as a secured party against the trust student loans and other properties of the issuing entity that are subject to the lien of the indenture;

•

sell those properties; or

•

elect to have the eligible lender trustee or issuing entity, as applicable, maintain ownership of the trust student loans and continue to apply collections on them as if there had been no declaration of acceleration.

However, the indenture trustee may not sell the trust student loans and other properties following an event of default, other than a default in the payment of any principal at maturity or a default for five days or more in the payment of any interest, unless:

•

the holders of all the outstanding notes (or senior notes, if applicable) consent to the sale,

•

the proceeds of the sale are sufficient to pay in full the principal and accrued interest on the outstanding notes, or senior notes, if applicable, at the date of the sale, or

•

the indenture trustee determines that the collections would not be sufficient on an ongoing basis to make all payments on the notes as the payments would have become due if the notes (or senior notes, if applicable) had not been declared due and payable, and the indenture trustee obtains the consent of the holders of 66 2/3% of the outstanding notes (or senior notes, if applicable).

Such a sale also requires the consent of the holders of a majority of the outstanding subordinate notes, if applicable, unless the proceeds of a sale would be sufficient to discharge all unpaid amounts on such subordinate notes.

Subject to the provisions of the applicable indenture relating to the duties of the indenture trustee, if an event of default occurs and is continuing, the indenture trustee will be under no obligation to exercise any of its rights or powers at the request or direction of any of the holders of the notes, if the indenture trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which it might incur in complying with their request. Subject to the provisions for indemnification and limitations contained in the related indenture, the holders of a majority of the outstanding notes of a given series will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the indenture trustee and may, in certain cases, waive any default, except a default in the payment of principal or interest or a default under a covenant or provision of the applicable indenture that cannot be modified without the waiver or consent of all the holders of outstanding notes.

No holder of notes of any series will have the right to institute any proceeding with respect to the related indenture, unless:

•

the holder previously has given to the indenture trustee written notice of a continuing event of default,

•

the holders of not less than 25% of the outstanding notes (or senior notes, if applicable), have requested in writing that the indenture trustee institute a proceeding in its own name as indenture trustee,

•

the holder or holders have offered the indenture trustee reasonable indemnity, and

•

the indenture trustee has for 60 days after receipt of notice, request and offer of indemnity failed to institute the proceeding.

In addition, the indenture trustee and the noteholders will covenant that they will not at any time institute against the issuing entity any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

The indenture trustee, each seller, the depositor, the administrator, the servicer, the issuing entity or the eligible lender trustee, as applicable, in its individual capacity, the noteholders and their owners, beneficiaries, agents, officers, directors, employees, successors and assigns will not be liable for the payment of the principal of or interest on the notes or for the agreements of the issuing entity contained in the indenture.

Certain Covenants.  Each indenture will provide that the issuing entity may not consolidate with or merge into any other entity, unless:

•

the entity formed by or surviving the consolidation or merger is organized under the laws of the United States, any state or the District of Columbia,

•

the surviving entity expressly assumes the issuing entity’s obligation to make due and punctual payments on the notes and the performance or observance of every agreement and covenant of the issuing entity under the indenture,

•

no default will occur and be continuing immediately after the merger or consolidation,

•

the issuing entity has been advised that the ratings of the notes would not be reduced or withdrawn as a result of the merger or consolidation, and

•

the issuing entity has received opinions of federal and Delaware tax counsel that the consolidation or merger would have no material adverse U.S. federal or Delaware state tax consequences to the issuing entity or to any holder of the notes.

Each issuing entity will not:

•

except as expressly permitted by the indenture, the transfer and servicing agreements or other related documents, sell, transfer, exchange or otherwise dispose of any of the assets of that issuing entity,

•

claim any credit on or make any deduction from the principal and interest payable on notes of the series, other than amounts withheld under the Internal Revenue Code or applicable state law, or assert any claim against any present or former holder of notes because of the payment of taxes levied or assessed upon the issuing entity,

•

except as contemplated by the indenture and the related documents, dissolve or liquidate in whole or in part,

•

permit the validity or effectiveness of the indenture to be impaired or permit any person to be released from any covenants or obligations under the indenture, except as expressly permitted by the indenture, or

•

permit any lien, charge or other encumbrance to be created on the assets of the issuing entity, except as expressly permitted by the indenture and the related documents.

No issuing entity may engage in any activity other than as specified under the section of the related prospectus supplement entitled “Formation of the Issuing Entity—The Issuing Entities.” In addition, no issuing entity will incur, assume or guarantee any indebtedness other than indebtedness evidenced by the notes of a related series and the applicable indenture, except as permitted by the indenture and the related documents.

Indenture Trustee’s Annual Report.  Each indenture trustee will be required to mail all noteholders a brief annual report relating to, among other things, any changes in its eligibility and qualification to continue as the indenture trustee under the indenture, any amounts advanced by it under the indenture, the amount, interest rate and maturity date of indebtedness owing by the issuing entity to the indenture trustee in its individual capacity, the property and funds physically held by the indenture trustee as such and any action taken by it that materially affects the notes and that has not been previously reported.

Satisfaction and Discharge of Indenture.  An indenture will be satisfied and discharged when the indenture trustee has received for cancellation all of the notes or, with certain limitations, when the indenture trustee receives funds sufficient for the payment in full of all of the notes.

The Indenture Trustee.  The related prospectus supplement will specify the indenture trustee for each series.  The indenture trustee will act on behalf of the noteholders and represent their interests in the exercise of their rights under the related indenture.

The indenture trustee may resign at any time, in which event the eligible lender trustee or the issuing entity, as the case may be, must appoint a successor.  The eligible lender trustee or the issuing entity, as the case may be, may also remove any indenture trustee that ceases to be eligible to continue as a trustee under the indenture or if the indenture trustee becomes insolvent. In those circumstances, the eligible lender trustee or the issuing entity, as the case may be, must appoint a successor indenture trustee.  Any resignation or removal of the indenture trustee for any series will become effective only when the successor has accepted its appointment.  To the extent expenses incurred in connection with the replacement of an indenture trustee are not paid by the indenture trustee that is being replaced, the depositor will be responsible for the payment of such expenses.

The indenture trustee will not be personally liable for any actions or omissions that were not the result of its own bad faith, fraud, willful misconduct or negligence.  The indenture trustee will be entitled to be indemnified by the administrator (at the direction of the issuing entity) for any loss, liability or expense (including reasonable attorneys’ fees) incurred by it in connection with the performance of its duties under the indenture and the other transaction agreements.  Upon the occurrence of an event of default, and in the event the administrator fails to reimburse the indenture trustee, the indenture trustee will be entitled to receive all such amounts owed from cashflow on the trust student loans prior to any amounts being distributed to the noteholders.

The related prospectus supplement will specify the principal office of each indenture trustee.

ADDITIONAL INFORMATION REGARDING THE NOTES

Each class of notes may be fixed rate notes that bear interest at a fixed annual rate or floating rate notes that bear interest at a variable or adjustable annual rate, as more fully described below and in the related prospectus supplement.

Fixed Rate Notes

Each class of fixed rate notes will bear interest at the annual rate specified in the related prospectus supplement.  Unless otherwise specified in the related prospectus supplement, interest on each class of fixed rate notes will be computed on the basis of a 360-day year of twelve 30-day months. See “Description of the Notes—Principal and Interest on the Notes” in this prospectus.

Floating Rate Notes

Each class of floating rate notes will bear interest at an annual rate determined by reference to an interest rate index, plus or minus any spread, and multiplied by any spread multiplier, specified in the related prospectus supplement. The related prospectus supplement will designate the interest rate index for a floating rate note. The index may be based on LIBOR, a commercial paper rate, a federal funds rate, a U.S. Treasury securities rate, a negotiable certificate of deposit rate or some other rate that is an interest rate for debt instruments.  See “—Determination of Indices” below for a more detailed description of potential indices and how they are calculated.

Floating rate notes also may have either or both of the following:

•

a maximum limitation, or ceiling, on its interest rate, and

•

a minimum limitation, or floor, on its interest rate.

In addition to any prescribed maximum interest rate, the interest rate applicable to any class of floating rate notes will in no event be higher than any maximum rate permitted by law.

Each issuing entity that issues a class of floating rate notes will appoint, and enter into agreements with, a calculation agent to calculate interest on that class. The related prospectus supplement will identify the calculation agent, which may be the administrator, the eligible lender trustee or the indenture trustee for that series. In the absence of manifest error, all determinations of interest by the calculation agent will be conclusive for all purposes and binding on the holders of the floating rate notes. All percentages resulting from any calculation of the rate of interest on a floating rate notes will be rounded, if necessary, to the nearest 1/100,000 of 1%, or 0.0000001, with five one-millionths of a percentage point being rounded upward.

Auction Rate Notes

Each class of auction rate notes will have a stated maturity set forth in the related prospectus supplement and will bear interest at the per annum rate specified in the related prospectus supplement through the first auction date.  The interest period for auction rate notes will initially consist of the number of days set forth in the related prospectus supplement.  The interest rate for the auction rate notes will be reset at the interest rate determined pursuant to the auction procedures described in the related prospectus supplement, but the rate will not exceed the maximum rate per annum set forth in the related prospectus supplement. Interest on the auction rate notes will accrue daily and will be computed for the actual number of days elapsed on the basis of a year consisting of 360 days or as otherwise specified in the related prospectus supplement.  Interest and, if applicable, principal on the auction rate notes will be payable on the first business day following the expiration of each accrual period for the auction rate notes.

Determination of Note Interest Rates.  The procedures that will be used in determining the interest rates on the auction rate notes are summarized in the following paragraphs and in the related prospectus supplement.

The interest rate on each class of auction rate notes will be determined periodically by means of a “Dutch Auction.” In the Dutch Auction, investors and potential investors submit orders through one or more registered broker-dealers, which have been engaged to perform this function for the related issuing entity, as to the principal amount of auction rate notes that they wish to buy, hold or sell at various interest rates.  The broker-dealers submit their clients’ orders to the auction agent. The auction agent processes all orders submitted by these eligible broker-dealers and determines the interest rate for the upcoming accrual period. The broker-dealers are notified by the auction agent of the interest rate for the upcoming accrual period and are provided with settlement instructions relating to purchases and sales of auction rate notes. Auction rate notes will be purchased and sold between investors and potential investors at a price equal to their then-outstanding principal balance plus any accrued interest.  For each series of notes, the related prospectus supplement will specify the auction agent and the broker-dealer(s) will be listed in the related prospectus supplement, unless otherwise specified in the related prospectus supplement.  The related prospectus supplement will also set forth the fees of the auction agent and the broker-dealers.

In the auction, the following types of orders may be submitted:

•

“bid/hold orders”—specify the minimum interest rate that a current investor is willing to accept in order to continue to hold auction rate notes for the upcoming accrual period;

•

“sell orders”—an order by a current investor to sell a specified principal amount of auction rate notes, regardless of the upcoming interest rate; and

•

“potential bid orders”—specify the minimum interest rate that a potential investor, or a current investor wishing to purchase additional auction rate notes, is willing to accept in order to buy a specified principal amount of auction rate notes.

If an existing investor does not submit orders with respect to all its auction rate notes, the investor will be deemed to have submitted a hold order at the new interest rate for that portion of the auction rate notes for which no order was received.

The related prospectus supplement will specify the auction procedures used for determining the interest rate on a class of auction rate notes.

Regardless of the results of an auction, the interest rate will not exceed the maximum auction rate specified in the related prospectus supplement.

The example assumes that a successful auction has occurred, that is, that all sell orders and all bid/hold orders below the new interest rate were fulfilled. If an auction is not completely successful, there may be insufficient potential bid orders to purchase all the auction rate notes offered for sale. In these circumstances, the interest rate for the upcoming accrual period will equal the maximum auction rate. Also, if all the auction rate notes are subject to hold orders (i.e., each holder of auction rate notes wishes to continue holding its auction rate notes, regardless of the interest rate), the interest rate for the upcoming accrual period will equal the all hold rate which will be set forth in the related prospectus supplement.

If a payment default on the notes has occurred (which is a failure to pay interest or principal when due and owing), the rate will be the non-payment rate that will be set forth in the related prospectus supplement.

Maximum Auction Rate and Interest Carry-Overs.  If the auction rate for a class of auction rate notes is greater than the maximum auction rate, then the interest rate applicable to those auction rate notes will be the maximum auction rate.

In such event, if the interest rate for a class of auction rate notes is set at the student loan rate (which is the weighted average interest rate of the trust student loans minus the rate of administrative expenses), the excess of (a) the lower of (1) the auction rate and (2) the maximum auction rate which would have been applied if the student loan rate were not a component of the maximum auction rate, over (b) the student loan rate will be carried over for that class of auction rate notes. If there are insufficient bid orders to purchase all the auction rate notes of a class of auction rate notes offered for sale in an auction and the interest rate for that class of auction rate notes is set at the student loan rate, the excess of the maximum auction rate which would have been applied if the student loan rate was not a component of the maximum auction rate over the student loan rate will be carried over for that class of auction rate notes. The carry-over amount will bear interest calculated at the one-month LIBOR rate or as otherwise specified in the related prospectus supplement. The ratings of the notes do not address the payment of carry-over amounts or interest accrued on carry-over amounts.

The carry-over amount for any class of auction rate notes plus any interest accrued thereon will be allocated to the auction rate notes on a distribution date to the extent funds are available as described in the related prospectus supplement on that quarterly distribution date. Any carry-over amount and interest accrued on the carry-over amount so allocated will be paid to the registered owner on the record date with respect to which the carry-over amount accrued on the immediately succeeding auction rate distribution date.

Changes in Auction Period.  The broker-dealers may, from time to time, change the length of the auction period for a class of auction rate notes in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the length of the auction period and the interest rate borne by the auction rate notes. The broker-dealers will initiate the auction period adjustment by giving written notice to the indenture trustee, the auction agent, each rating agency and the registered owners of the notes as described in the related prospectus supplement. Any adjusted auction period, unless otherwise set forth in the related prospectus supplement, will be at least 7 days but not more than 270 days. The auction period adjustment will take effect only if approved by the broker-dealers and if the auction agent receives orders sufficient to complete the auction for the new auction period at a rate of interest below the maximum auction rate.

Changes in the Auction Date.  The applicable broker-dealers, with the written consent of the administrator on behalf of the issuing entity, may specify a different auction date for a class of auction rate notes in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an auction date for the auction rate notes.  If the administrator consents to the change, the applicable broker-dealer agent will provide notice of their determination to specify an earlier auction date in writing at least 10 days prior to the proposed changed auction date to the indenture trustee, the auction agent, the issuing entity, each applicable rating agency and the registered owner.

The Reset Rate Notes

General.  The applicable currency and interest rate for a class of reset rate notes will be reset from time to time in a currency and at an interest rate determined using the procedures described below.

Interest.  Interest will be payable on the reset rate notes on each applicable distribution date as set forth in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, interest on a class of reset rate notes during any reset period when they bear a fixed rate of interest will accrue daily and will be computed based on:

•

if a class of reset rate notes is denominated in U.S. Dollars, a 360-day year consisting of twelve 30-day months; or

•

if a class of reset rate notes is denominated in a currency other than U.S. Dollars, generally, the Actual/Actual (ISMA) accrual method as described in “—Determination of Indices” below or such other day-count convention as will be set forth in the related remarketing terms determination date notice and in the related prospectus supplement.  See “—Determination of Indices—Day-Count Basis; Interest Rate Change Dates; Interest Rate Determination Dates” below for a description of potential day-count conventions including Actual/Actual (ISMA).

Interest on a class of reset rate notes during any reset period when such reset rate notes bear a floating rate of interest based on three-month LIBOR will accrue daily and will be computed based on the actual number of days elapsed and a 360-day year.

Interest on a class of reset rate notes during any reset period when such reset rate notes bear a floating rate of interest based on LIBOR, GBP-LIBOR, EURIBOR or another index, may be computed on a different basis and use a different interval between interest rate determination dates as described below under “—Determination of Indices—Day Count Basis; Interest Rate Change Dates; Interest Rate Determination Dates” below.

Interest on a class of reset rate notes during any reset period when such reset rate notes bear interest determined pursuant to the auction procedures will be computed as described under “Additional Information Regarding the Notes—Auction Rate Notes.”

Except for the initial accrual period, an accrual period during any reset period when any class of reset rate notes bears interest at a floating rate of interest, including both U.S. Dollar and non-U.S. Dollar denominated notes, will begin on the last applicable distribution date and end on the day before the next applicable distribution date. Accrual periods when a class of reset rate notes is denominated in U.S. Dollars and bears interest at a fixed rate will begin generally on the 25th day of the month of the immediately preceding distribution date and end on the 24th day of the month of the then-current distribution date, or as otherwise specified in the related prospectus supplement. Accrual periods and distribution dates for payments of interest during any reset period when a class of reset rate notes bears a fixed rate of interest and is denominated in a currency other than U.S. Dollars, may be monthly, quarterly, semi-annual or annual, as specified in the related prospectus supplement and, with respect to a remarketing, in the related remarketing terms determination date notice as described under “—Reset Periods” below.

Principal.  In general, payments of principal will be made or allocated to any class of reset rate notes on each distribution date in the amount and payment priorities as set forth in the related prospectus supplement. During any reset period a class of reset rate notes may be structured not to receive a payment of principal until the end of the reset period. If a class of reset rate notes is structured in this manner, amounts that otherwise would have been paid to the reset rate noteholders of that class as principal will instead be deposited into an accumulation account established for that class. In that case, those funds will remain in the accumulation account until the next reset date (unless there occurs, prior to that reset date, an optional purchase of the remaining trust student loans by the servicer or such other entity to whom the servicer has transferred its optional purchase right or a successful auction of the remaining trust student loans by the indenture trustee) as described in the related prospectus supplement. If structured in this manner, on each reset date, the issuing entity will pay as a distribution of principal all amounts, less any investment earnings, on deposit in an accumulation account, including any amounts deposited on that reset date, to the reset rate noteholders of such class, or to the related swap counterparty for payment to the reset rate noteholders of such class, if the reset rate notes are then denominated in a currency other than U.S. Dollars.

Reset Periods.  During the initial reset period for each class of reset rate notes, interest will be payable on each distribution date at the interest rates shown in the related prospectus supplement. We refer to each initial reset date, together with each date thereafter on which a class of reset rate notes may be reset with respect to the currency and/or interest rate mode, as a “reset date” and each period in between the reset dates as a “reset period”. All reset dates will occur on a distribution date, and each reset period will end on the day before a distribution date. However, no reset period may end after the day before the related maturity date for the applicable class of reset rate notes.

The applicable currency and interest rate on each class of reset rate notes will be reset as of each reset date as determined by:

•

the remarketing agents, in consultation with the administrator, with respect to the length of the reset period, the currency, i.e. U.S. Dollars, Pounds Sterling, Euros or another currency, whether the interest rate is fixed or floating and, if floating, the applicable interest rate index, the day-count convention, the interest rate determination dates, the interval between interest rate change dates during each accrual period, and the related all-hold rate, if applicable; and

•

the remarketing agents with respect to the determination of the fixed rate of interest or spread to the chosen interest rate index, as applicable.

In the event that a class of reset rate notes is reset to pay (or continues to pay) in a currency other than U.S. Dollars, the reset rate notes are said to be in foreign exchange mode. In such case, the administrator will be responsible for arranging, on behalf of the issuing entity, the required currency swaps to hedge, in whole or in part, against the currency exchange risks that result from the required payment to the reset rate noteholders in a currency other than U.S. Dollars and, together with the remarketing agents, for selecting one or more eligible swap counterparties. In the event that a class of reset rate notes is reset to bear or continues to bear a fixed rate of interest, the administrator will be responsible for arranging, on behalf of the issuing entity, the required interest rate swaps to hedge the basis risk that results from the payment of a fixed rate of interest on the reset rate notes and, together with the remarketing agents, for selecting one or more eligible swap counterparties. See “—Fixed Rate Mode” below.  The spread for each reset period will be determined in the manner described under “—Spread Determination Date” below.

Each reset period will be no less than three months and will always end on the day before a distribution date. The applicable distribution dates when holders will receive interest and/or principal payments will be determined by the remarketing agents, in consultation with the administrator, on the applicable remarketing terms determination date in connection with the establishment of each reset period.

Absent a failed remarketing, holders that wish to be repaid on a reset date will be able to obtain a 100% repayment of principal by tendering their reset rate notes pursuant to the remarketing process, provided that tender is deemed mandatory when a class of reset rate notes is denominated in a currency other than U.S. Dollars during either the then-current or the immediately following reset period, as more fully discussed below.

Interest on each class of reset rate notes during each reset period after the initial reset period will accrue and be payable either:

•

at a floating interest rate, in which case such reset rate notes are said to be in floating rate mode, or

•

at a fixed interest rate, in which case such reset rate notes are said to be in fixed rate mode,

in each case as determined by the remarketing agents, in consultation with the administrator and in accordance with the remarketing agreement and the applicable remarketing agency agreement.

Remarketing Terms Determination Date.  The initial reset dates for each class of reset rate notes will be as set forth in the related prospectus supplement. On a date that is at least eight business days prior to each reset date, which notice date we refer to as the “remarketing terms determination date,” unless notice of the exercise of the call option described below has already been given, the remarketing agents will notify the related reset rate noteholders whether tender is deemed mandatory or optional as described under “—Tender of Reset Rate Notes; Remarketing Procedures” below. In consultation with the administrator, the remarketing agents will also establish the following terms for the reset rate notes on or prior to the remarketing terms determination date, which terms will be applicable during the upcoming reset period:

•

the expected weighted average life of that class of reset rate notes under several assumed prepayment scenarios;

•

the name and contact information of the remarketing agents;

•

the next reset date and reset period;

•

the applicable minimum denomination and additional increments;

•

if two or more classes of reset rate notes are successfully remarketed on the same reset date, whether there will be any change in their relative priorities with respect to the right to receive payments of principal;

•

the interest rate mode, i.e., fixed rate or floating rate;

•

the applicable currency;

•

if in foreign exchange mode, the identities of the eligible swap counterparties from which bids will be solicited;

•

if in foreign exchange mode, the applicable distribution dates on which interest and principal will be paid, if other than quarterly;

•

whether the applicable class will be structured to amortize periodically or to receive a payment of principal only at the end of the related reset period (as will be the case generally, but not exclusively, wherever such class bears a fixed rate of interest);

•

if in floating rate mode described under “Additional Information Regarding the Notes—Auction Rate Notes,” the applicable interest rate index or whether such rate will be determined pursuant to the auction procedures;

•

if in floating rate mode, the interval between interest rate change dates;

•

if in floating rate mode, the applicable interest rate determination date;

•

if in fixed rate mode, the applicable fixed rate pricing benchmark;

•

if in fixed rate mode, the identities of the eligible swap counterparties from which bids will be solicited;

•

if in floating rate mode, whether there will be a related swap agreement and if so the identities of the eligible swap counterparties from which bids will be solicited;

•

if the floating rate mode is an auction rate, the auction period and the identity of the broker-dealer(s) and auction agent(s);

•

the applicable interest rate day-count basis;

•

the related all-hold rate, if applicable; and

•

the principal payment priority of the applicable class, if it will differ from that previously in effect.

Any interest rate mode other than a floating rate based on LIBOR or a commercial paper rate will require satisfaction of the “rating agency condition,” which means the written confirmation or reaffirmation, as the case may be, from each rating agency then rating the notes that any intended action will not result in the downgrading of its then-current rating of any class of notes.

The remarketing agents will communicate this information by written notice, through DTC, Euroclear and Clearstream, Luxembourg, as applicable, to the holders of the applicable class of reset rate notes, the indenture trustee and the rating agencies on the related remarketing terms determination date.

If a class of reset rate notes is denominated in U.S. Dollars during the then-current reset period and will continue to be denominated in U.S. Dollars during the immediately following reset period, on each remarketing terms determination date, the remarketing agents, in consultation with the administrator, will establish the related all-hold rate, as described below. In this event, the reset rate noteholders of that class will be given not less than two business days to choose whether to hold their reset rate notes by delivering a hold notice to the remarketing agents, in the absence of which their reset rate notes will be deemed to have been tendered. See “—Tender of Reset Rate Notes; Remarketing Procedures” below. If a class of reset rate notes is in foreign exchange mode either during the then-current reset period or will be reset into foreign exchange mode on the immediately following reset date, the related noteholders will be deemed to have tendered their reset rate notes on the related reset date, regardless of any desire by such holders to retain their ownership thereof, and no all-hold rate will be applicable.

If applicable, the all-hold rate will be the minimum rate of interest that will be effective for the upcoming reset period. If the rate of interest using the spread or fixed rate of interest established on the spread determination date, defined below, is higher than the all-hold rate, all noteholders who delivered a hold notice agreeing to be subject to the all-hold rate will be entitled to the higher rate of interest for the upcoming reset period. If 100% of the noteholders elect to hold their reset rate notes for the next reset period, the related reset rate will be the all-hold rate.

If the remarketing agents, in consultation with the administrator, are unable to determine the terms set forth above that are required to be established on the applicable remarketing terms determination date, then, unless the holder of the call option chooses to exercise its call option, a failed remarketing will be declared on the related spread determination date, all holders will retain their notes, the failed remarketing rate as previously determined in the related prospectus supplement will apply, and a reset period of three months will be established as described under “—Failed Remarketing” below.

In addition, unless notice of the exercise of the related call option has already been given, the administrator, not less than fifteen nor more than thirty calendar days prior to any remarketing terms determination date, will provide the required notices as described under “—Tender of Reset Rate Notes; Remarketing Procedures” below.

If a failed remarketing has been declared, all applicable reset rate notes will be deemed to have been held by the applicable holders on the related reset date at the failed remarketing rate regardless of any desire to tender their notes or any mandatory tender of their notes. With respect to any failed remarketing, the next reset period will be established as a three-month period.

Call Option.  Each class of reset rate notes will be subject, as of each reset date, to a call option, held by Wells Fargo & Company or one of its subsidiaries, for 100% of that class of reset rate notes, exercisable at a price equal to 100% of the principal balance of that class of reset rate notes, less all amounts distributed to the related noteholders as a payment of principal, plus any accrued and unpaid interest not paid by the issuing entity through the applicable reset date. The call option may be exercised by Wells Fargo & Company or one of its subsidiaries by giving notice to the administrator of its exercise of the option. This notice may be given at any time during the period beginning on the first day following the distribution date immediately preceding the next applicable reset date until the determination of the related spread or fixed rate of interest on the related spread determination date or upon the declaration of a failed remarketing if declared prior to such date. If exercised, the purchase under the call option will be made effective as of the related reset date. Once notice is given, the holder of the call option may not rescind its exercise of such call option.

If a call option is exercised, the interest rate for the related class of reset rate notes following the reset date of the purchase under the call option will be:

•

if no swap agreement was in effect for that class during the previous reset period, the floating rate applicable for the most recent reset period during which the failed remarketing rate was not in effect; or

•

if one or more swap agreements were in effect for that class during the previous reset period, a three-month LIBOR-based rate equal to the weighted average of the floating rates of interest that the issuing entity paid to the related swap counterparties hedging currency and/or basis risk for that class during the preceding reset period; and

•

a reset period of three months will be established, at the end of which the purchaser under the call option may either remarket that class pursuant to the remarketing procedures set forth below or retain that class for one or more successive three-month reset periods at the existing call rate.

The interest rate will continue to apply for each reset period while the holder of an exercised call option retains the related reset rate notes.

In addition, for reset rate notes listed on the Irish or Luxembourg Stock Exchange, the administrator will notify the related stock exchange of the exercise of a call option and will cause to be published a notice in a leading newspaper having general circulation in the applicable jurisdiction.

Spread Determination Date.  Three business days prior to the related reset date, which we refer to as the “spread determination date,” the remarketing agents will set the applicable spread above or below the applicable index, with respect to reset rate notes that will be in floating rate mode during the next reset period, or applicable fixed rate of interest, with respect to reset rate notes that will be in fixed rate mode during the next reset period, in either case, at a rate that, in the reasonable opinion of the remarketing agents, will enable all of the tendered reset rate notes to be remarketed by the remarketing agents at 100% of the principal balance of that class of reset rate notes. Also, if applicable, the administrator and the remarketing agents will select from the bids received from the eligible swap counterparty or counterparties, with which the issuing entity will enter into swap agreements to hedge basis and/or currency risks for the next related reset period. If a class of reset rate notes is to be reset to foreign exchange mode, the exchange rate for the applicable currency to be issued on the next reset date, the related extension rate and related failed remarketing rate for the upcoming reset period will be determined pursuant to the terms of the related currency swap agreement. If required for the immediately following reset period, on or before the related spread determination date the administrator will arrange for new or additional securities identification codes to be obtained as described under “—Identification Numbers” below.

In addition, on each spread determination date, the remarketing agents will send a written notice to DTC, Euroclear and Clearstream, Luxembourg, as applicable, with instructions to distribute such notice to its related participants in accordance with DTC’s, Euroclear’s and Clearstream, Luxembourg’s respective procedures, the indenture trustee, the Luxembourg Stock Exchange, if the related class of reset rate notes is then listed on the Luxembourg Stock Exchange, or another applicable exchange then listing the applicable notes, and the rating agencies setting forth the applicable spread or fixed rate of interest, as the case may be, any applicable currency exchange rate, and, if applicable, the identity of any swap counterparty or counterparties, including the floating rate (or rates) of interest to be due to each selected swap counterparty on each distribution date during the upcoming reset period as well as the extension rate and failed remarketing rate, if applicable.

Timeline:  The following chart shows a timeline of the remarketing process:

TIMING	EVENT
Thirty to Fifteen Calendar Days Prior to Remarketing Terms Determination Date	(Administrator to provide notice to clearing agencies specifying the identity of the remarketing agents and whether tender of the related notes is voluntary or mandatory)

At Least Eight Business Days Prior to Reset Date	REMARKETING TERMS DETERMINATION DATE (Notices sent to reset rate noteholders stating the new terms of the reset rate notices, including the related all hold rate, if applicable)

Six Business Days Prior to Reset Date

NOTICE DATE

(Hold notices due from reset rate noteholders, if applicable, or they are deemed to have tendered their reset rate notes; remarketing agents determine the amount of remarketed reset rate notes available for sale)

Three Business Days Prior to Reset Date

SPREAD DETERMINATION DATE

(Based on market conditions the spread or fixed rate is determined by the remarketing agents for the next reset period or a failed remarketing is declared; identity of any swap counterparty (or counterparties) is determined; last date that the call option may be exercised; and if in foreign exchange mode, the outstanding principal balance of the related class of reset rate notes in the related non-U.S. Dollar currency, the applicable currency exchange rate, the related extension rate and the related failed remarketing rate for the next reset period will be determined)

Reset Date

RESET DATE

(New terms of the remarketed reset rate notes become effective; swap agreement for previous reset period terminates; new swap agreement for next reset period becomes effective; payments are made to tendering noteholders of U.S. Dollar denominated notes; any interest rate swap agreements for the previous resent period terminates)

Two Business Days After Reset Date	SPECIAL RESET PAYMENT DATE (Payments to tendering noteholders of non-U.S. Dollar denominated notes; any currency swap agreement for the previous reset period terminates)

Failed Remarketing.  There will be a failed remarketing if:

•

the remarketing agents cannot determine the applicable required reset terms (other than the related spread or fixed rate) on the related remarketing terms determination date;

•

the remarketing agents cannot establish the required spread or fixed rate on the related spread determination date;

•

either sufficient committed purchasers cannot be obtained for all tendered reset rate notes at the spread or fixed rate set by the remarketing agents, or any committed purchasers default on their purchase obligations (and the remarketing agents choose not to purchase those reset rate notes themselves);

•

one or more interest rate and/or currency swap agreements satisfying all required criteria cannot be obtained, if applicable as described under “—Foreign Exchange Mode” “—Floating Rate Mode” and “—Fixed Rate Mode” below;

•

the issuing entity is unable to obtain a favorable tax opinion with respect to certain tax related matters;

•

certain conditions specified in the related remarketing agreement are not satisfied; or

•

any rating agency then rating the notes has not confirmed or upgraded its then-current ratings of any class of notes, if such confirmation is required.

In the event a failed remarketing is declared with respect to a class of reset rate notes at a time when such notes are denominated in U.S. Dollars:

•

all holders of that class will retain their reset rate notes (including in all deemed mandatory tender situations);

•

the related interest rate will be reset to a failed remarketing rate of three-month LIBOR plus the related spread;

•

the related reset period will be three months; and

•

any existing interest rate swap agreement will be terminated in accordance with its terms.

In the event a failed remarketing is declared with respect to any class of reset rate notes at a time when such notes are denominated in a currency other than U.S. Dollars:

•

all holders of that class will retain their reset rate notes;

•

that class will remain denominated in the then-current non-U.S. Dollar currency;

•

each existing currency swap agreement will remain in effect and each currency swap counterparty will be entitled to receive quarterly interest payments from the issuing entity at an increased LIBOR-based rate, which we refer to in this prospectus as the “extension rate”;

•

the issuing entity will be entitled to receive from each currency swap counterparty, for payment to the applicable reset rate noteholders, quarterly floating rate interest payments at the specified failed remarketing rate; and

•

the related reset period will be three months.

If there is a failed remarketing of a class of reset rate notes, however, the related holders of that class will not be permitted to exercise any remedies as a result of the failure of their class of reset rate notes to be remarketed on the related reset date.

Foreign Exchange Mode.  A class of reset rate noteholders will always receive payments during the related reset period in the currency in which the related class was originally denominated on the closing date with respect to the initial reset period and on the related reset date with respect to subsequent reset periods. As of the closing date with respect to the initial reset period, and as of the related reset date, if a class of reset rate notes are to be reset in foreign exchange mode on that reset date, the administrator, on behalf of the issuing entity, will enter into one or more currency swap agreements with one or more eligible swap counterparties:

•

to hedge the currency exchange risk that results from the required payment of principal and interest by the issuing entity in the applicable currency during the upcoming reset period;

•

to pay additional interest accrued between the reset date and the special reset payment date as described below, at the applicable interest rate and in the applicable currency for a class of reset rate notes from and including the related reset date to, but excluding the second business day following the related reset date; and

•

to facilitate the exchange to the applicable currency of all secondary market trade proceeds from a successful remarketing, or proceeds from the exercise of the call option, on the applicable reset date.

Under any currency swap agreement between the issuing entity and one or more swap counterparties, each related swap counterparty will be obligated to pay to the issuing entity or a paying agent on behalf of the issuing entity, as applicable:

•

on the effective date of such currency swap agreement for the related reset date, the U.S. Dollar equivalent of all secondary market trade proceeds received from purchasers of the related class of reset rate notes using the exchange rate established on the effective date of such currency swap agreement or, with respect to the initial currency swap agreement, the U.S. Dollar equivalent of all proceeds received on the closing date from the sale of the related class using the exchange rate set forth in the initial currency swap agreement, as described in the related prospectus supplement;

•

on or before each distribution date, (1) the rate of interest on the related class of reset rate notes multiplied by the outstanding principal balance of the related class of reset rate notes denominated in the applicable currency and (2) the currency equivalent of the U.S. Dollars such swap counterparty concurrently receives from the issuing entity as a payment of principal allocated to the related class of reset rate notes, including, on the maturity date for the related class of reset rate notes, if a currency swap agreement is then in effect, the remaining outstanding principal balance of the related class of reset rate notes, but only to the extent that the required U.S. Dollar equivalent amount is received from the issuing entity on such date, using the exchange rate established on the applicable effective date of the currency swap agreement;

•

with respect to a distribution date that is also a reset date, other than for distribution dates during a reset period following a reset date upon which a failed remarketing has occurred, up to and including the reset date resulting in a successful remarketing or an exercise of the call option, additional interest at the applicable interest rate and in the applicable currency for the related class of reset rate notes from and including the related reset date to, but excluding, the second business day following the related reset date; and

•

on the reset date corresponding to a successful remarketing or an exercise of the call option of the related class of reset rate notes, the currency equivalent of all U.S. Dollar secondary market trade proceeds or proceeds from the exercise of the call option received as of that reset date, as applicable, using the exchange rate established on the effective date of the applicable currency swap agreement for that reset date.

In return, each related swap counterparty will receive from the issuing entity:

•

on the effective date of such currency swap agreement for the related reset date, all secondary market trade proceeds received from purchasers of the related class of reset rate notes in the applicable currency;

•

on or before each distribution date, (1) an interest rate of three-month LIBOR plus or minus a spread, as determined from the bidding process described below, multiplied by that swap counterparty’s pro rata share, as applicable, of the U.S. Dollar equivalent of the outstanding principal balance of the related class of reset rate notes, and (2) that swap counterparty’s pro rata share of all payments of principal in U.S. Dollars that are allocated to the related class of reset rate notes; provided that if specified in the related prospectus supplement, all principal payments allocated to such notes on any distribution date will be deposited into the related accumulation account and paid to each related swap counterparty on or about the next reset date (including all amounts required to be deposited in the related accumulation account on the related reset date), but excluding all investment earnings thereon; and

•

on the reset date corresponding to a successful remarketing or an exercise of the call option of the related class of reset rate notes, all U.S. Dollar secondary market trade proceeds or proceeds from the exercise of the call option, as applicable, received (1) from the remarketing agents that the remarketing agents either received directly from the purchasers of the related class of reset rate notes being remarketed, if in U.S. Dollars; (2) from the new swap counterparty or counterparties pursuant to the related currency swap agreements for the upcoming reset period, if in a currency other than U.S. Dollars; or (3) from the holder of the call option, as applicable.

All such currency swap agreements will terminate, generally, on the earliest to occur of:

•

the next succeeding related reset date resulting in a successful remarketing;

•

the purchase of all outstanding notes on a reset date, following the exercise of a call option;

•

the distribution date on which the outstanding principal balance of the related class of reset rate notes is reduced to zero, excluding for such purpose all amounts on deposit in the related accumulation account; or

•

the maturity date of the related class of reset rate notes.

Any applicable currency swap agreement may also terminate as a result of the optional purchase of the trust student loans by the servicer or such other entity to whom the servicer has transferred its optional purchase right or an auction of the trust student loans by the related indenture trustee. No currency swap agreement will terminate solely due to the declaration of a failed remarketing.

The remarketing agents, in consultation with the administrator, in determining the counterparty or counterparties to the required currency swap agreements, will solicit bids regarding the LIBOR-based interest rate, extension rate and other terms from at least three eligible swap counterparties and will select the lowest of these bids to provide the currency swap agreements. If the lowest bidder specifies a notional amount that is less than the outstanding principal balance of the related class of reset rate notes, the remarketing agents, in consultation with the administrator, may select more than one eligible swap counterparty, but only to the extent that such additional eligible swap counterparties have provided the next lowest received bid or bids, and enter into more than one currency swap agreement to fully hedge the then outstanding principal balance of the related class of reset rate notes. On or before the spread determination date, the remarketing agents, in consultation with the administrator, will select the swap counterparty or counterparties.

The terms of all currency swap agreements must satisfy the rating agency condition. The inability to obtain any required currency swap agreement, either as a result of the failure to satisfy the rating agency condition or otherwise, will, in the absence of an exercise of the call option, result in the declaration of a failed remarketing on the related reset date; provided that, if the remarketing agents, in consultation with the administrator, on or before the remarketing terms determination date, determine that it is unlikely that currency swap agreements satisfying the above criteria will be obtainable on the related reset date, the related class of reset rate notes must be reset to U.S. Dollars on the related reset date. No new currency swap agreements will be entered into by the issuing entity for the applicable reset period following an exercise of the call option.

If the related class of reset rate notes either is currently in foreign exchange mode or is to be reset into foreign exchange mode, they will be deemed tendered mandatorily by the holders thereof on the related reset dates. Affected reset rate noteholders desiring to retain some or all of their reset rate notes will be required to repurchase such reset rate notes through the remarketing agents. Such reset rate noteholders may not be allocated their desired amount of notes as part of the remarketing process. In addition, with respect to reset dates where the related class of reset rate notes are to be reset into the same non-U.S. Dollar currency as during the previous period, the aggregate principal balance of the related class of reset rate notes following a successful remarketing probably will be higher or lower than it was during the previous reset period. This will occur as a result of fluctuations in the related U.S. Dollar/applicable non-U.S. Dollar currency exchange rates between the rate in effect on the previous reset date and the new exchange rate that will be in effect for the required replacement currency swap agreements.

If a distribution date for that class of reset rate notes denominated in a foreign currency coincides with a reset date, due to time zone differences and for purposes of making payments through Euroclear and Clearstream, Luxembourg, all principal payments and any remaining interest payments due from the issuing entity will be made to the related reset rate noteholders on or before the second business day following such distribution date. We sometimes refer to such date as the special reset payment date. Under the currency swap agreement for such reset period, the reset rate noteholders will be entitled to receive such amounts plus approximately two additional business days of interest at the interest rate for the prior reset period in the applicable non-U.S. Dollar currency calculated from the period including the related reset date to, but excluding, the second business day following such reset date. However, if a currency swap agreement is terminated, the issuing entity will not pay to the related noteholders interest for those additional days. In addition, for any reset period following a reset date upon which a failed remarketing has occurred, up to and including the reset date resulting in a successful remarketing or an exercise of the call option for that class of reset rate notes as described below, payments of interest and principal to the related reset rate noteholders will be made on the special reset payment date without the payment of any additional interest.

In such event, the issuing entity, in consultation with the administrator, will attempt to enter into a substitute currency swap agreement with similar currency exchange terms in order to obtain sufficient funds to provide for an open market purchase of the amount of the applicable currency needed to make the required payments.

In the event no currency swap agreement is in effect on any applicable distribution date or related reset date when payments are required to be made, the issuing entity will be obligated to engage in a spot currency transaction to exchange U.S. Dollars at the current exchange rate for the applicable currency in order to make payments of interest and principal on the applicable class of reset rate notes in that currency.

In addition, the indenture will require that, on each reset date that involves a mandatory tender, the issuing entity obtains a favorable opinion of counsel with respect to certain tax related matters; however, prospective purchasers are strongly encouraged to consult with their tax advisors as to the tax consequences to them of purchasing, owning or disposing of a class of reset rate notes.

Floating Rate Mode.  If a class of reset rate notes is to be reset in U.S. Dollars and to bear a floating rate of interest, then, during the corresponding reset period, it will bear interest at a per annum rate equal to the applicable interest rate index, plus or minus the applicable spread, as determined on the relevant spread determination date.

In addition, if the remarketing agents, in consultation with the administrator, determine that it would be in the best interest of the issuing entity based on then-current market conditions during any reset period when a class of reset rate notes bears a floating rate of interest, or if otherwise required to satisfy the rating agency condition, the issuing entity will enter into one or more swap agreements with eligible swap counterparties for the next reset period to hedge some or all of the basis risk. In exchange for providing payments to the issuing entity at the applicable interest rate index plus the related spread, each swap counterparty will be entitled to receive on each distribution date a payment from the issuing entity equal to three-month LIBOR plus or minus a spread, which must satisfy the rating agency condition. The remarketing agents, in consultation with the administrator, generally will use the procedures set forth above under “—Foreign Exchange Mode” in the selection of the related swap counterparties and the establishment of the applicable spread to three-month LIBOR.

Principal payments on a class of reset rate notes in floating rate mode generally will be made on each applicable distribution date.  However, if specified in the related prospectus supplement, principal payments may be allocated to a related accumulation account in the manner described under “—Fixed Rate Mode” below.

Fixed Rate Mode.  If a class of reset rate notes is to be reset in U.S. Dollars and to bear a fixed rate of interest, then the applicable fixed rate of interest for the corresponding reset period will be determined on the spread determination date by adding:

•

the applicable spread as determined by the remarketing agents on the spread determination date; and

•

the yield to maturity on the spread determination date of the applicable fixed rate pricing benchmark, selected by the remarketing agents, as having an expected weighted average life based on a scheduled maturity at the next reset date, which would be used in accordance with customary financial practice in pricing new issues of asset-backed securities of comparable average life, provided, that the remarketing agents shall establish such fixed rate equal to the rate that, in the reasonable opinion of the remarketing agents, will enable all of the tendered reset rate notes to be remarketed by the remarketing agents at 100% of their outstanding principal balance. However, such fixed rate of interest will in no event be lower than the related all-hold rate, if applicable.

Interest on a class of reset rate notes during any reset period when the class bears a fixed rate of interest and is denominated in U.S. Dollars will be computed on the basis of a 360-day year of twelve 30-day months unless the related prospectus supplement states otherwise. Interest on the related class of reset rate notes during any reset period when the class bears a fixed rate of interest and is denominated in a currency other than U.S. Dollars generally will be calculated based on the Actual/Actual (ISMA) accrual method as described under “—Determination of Indices” below, or such other day-count convention as is established on the related remarketing terms determination date or in the related prospectus supplement. Such interest will be payable on each distribution date at the applicable fixed rate of interest, as determined on the spread determination date, during the relevant reset period.

Principal on a class of reset rate notes during any reset period when the class bears a fixed rate of interest, both when the class is denominated in U.S. Dollars and when in foreign exchange mode, generally is not payable on distribution dates. Instead, principal that would be payable on a distribution date will be allocated to that class of reset rate notes and deposited into the related accumulation account, where it will remain until the next reset date for that class, unless there occurs prior to the related reset date (but not earlier than the initial reset date), an optional termination of the issuing entity, an optional purchase of the remaining trust student loans by the servicer or such other entity to whom the servicer has transferred its optional purchase right or a successful auction of the remaining trust student loans by the related indenture trustee. When the class is denominated in U.S. Dollars, all amounts then on deposit in the related accumulation account, less any investment earnings, including any allocation of principal made on the same distribution date, will be distributed as a payment in reduction of principal on that reset date to the reset rate noteholders, as of the related record date. When a class is denominated in foreign exchange mode, such amounts will be distributed on or about such reset date to the related swap counterparty, in exchange for the equivalent amount of the applicable non-U.S. Dollar currency to be paid to the related holders on that reset date, subject to any delay in payments through the applicable European clearing agencies.

However, in the event that on any distribution date the amount, less any investment earnings, on deposit in the related accumulation account would equal the outstanding principal balance, or if in foreign exchange mode, the U.S. Dollar equivalent thereof, of the related class of reset rate notes, then no additional amounts will be deposited into the related accumulation account, and all amounts therein, less any investment earnings, will be distributed on the next related reset date to the related holders, or if in foreign exchange mode, on or about such reset date to the related swap counterparty, in exchange for the equivalent amount of the applicable non-U.S. Dollar currency to be paid to related holders on or about that reset date. On such reset date the principal balance of related class of reset rate notes will be reduced to zero. Amounts, less any investment earnings, on deposit in the related accumulation account may be used only to pay principal on the related class of reset rate notes, or to make payments to the related swap counterparty, but solely in exchange for the equivalent amount of the applicable non-U.S. Dollar currency at the conversion rate set forth in the related currency swap agreement, and for no other purpose. All investment earnings on deposit in the related accumulation account will be withdrawn on each distribution date and deposited into the collection account.

The related indenture trustee, subject to sufficient available funds therefore and based solely upon the written instructions of the indenture trustee, will deposit into the supplemental interest account the related supplemental interest account deposit amount as described in the related prospectus supplement.

In addition, if a class of reset rate notes is to be remarketed to bear interest at a fixed rate, the issuing entity will enter into one or more interest rate swap agreements with eligible swap counterparties on the related reset date, as applicable, to facilitate the issuing entity’s ability to pay interest at a fixed rate, and such interest rate swap will be made as part of any required currency swap agreement as described in “—Foreign Exchange Mode” above. Each such interest rate swap agreement will terminate, generally, on the earliest to occur of:

•

the next succeeding reset date, if the related class of reset rate notes is then denominated in U.S. Dollars, or the next succeeding reset date resulting in a successful remarketing, if that class is then in foreign exchange mode;

•

the related reset date of an exercise of the call option;

•

the distribution date on which the outstanding principal balance of the related class of reset rate notes is reduced to zero, including as the result of the optional purchase of the remaining trust student loans by the servicer or such other entity to whom the servicer has transferred its optional purchase right or an auction of the trust student loans by the related indenture trustee; or

•

the maturity date of the related class of reset rate notes.

No interest rate swap agreement with respect to a class of reset rate notes then in foreign exchange mode will terminate solely due to the declaration of a failed remarketing. Each interest rate swap agreement must satisfy the rating agency condition. No new interest rate swap agreement will be entered into by the issuing entity for any reset period where the call option has been exercised. The remarketing agents, in consultation with the administrator, generally will use procedures similar to those set forth above under “—Foreign Exchange Mode” in the selection of the related swap counterparties and the establishment of the applicable spread to three-month LIBOR.

In exchange for providing a payment equal to interest at the fixed rate due to a class of reset rate notes, the related swap counterparty will be entitled to receive on each distribution date a payment from the issuing entity, as a trust swap payment, in an amount based on three-month LIBOR, plus or minus a spread, as determined from the bidding process described above.

Tender of Reset Rate Notes; Remarketing Procedures.  On the date specified in the related prospectus supplement, the issuing entity, the administrator and the remarketing agents named therein will enter into a remarketing agreement for the remarketing of the reset rate notes by the remarketing agents. The administrator, in its sole discretion, may change the remarketing agents or designate a lead remarketing agent for the reset rate notes for any reset period at any time on or before the related remarketing terms determination date. In addition, the administrator will appoint one or more additional remarketing agents, if necessary, for a reset date when a class of reset rate notes will be remarketed in a currency other than U.S. Dollars. Furthermore, a remarketing agent may resign at any time provided that no resignation may become effective on a date that is later than 15 business days prior to a remarketing terms determination date.  If for any reset period a class of reset rate notes is to bear interest at an auction rate, the administrator may appoint one or more broker-dealers and auction agents.

Unless notice of the exercise of the related call option has already been given, the administrator, not less than fifteen nor more than thirty calendar days prior to any remarketing terms determination date, will:

•

inform DTC, Euroclear and Clearstream, Luxembourg, as applicable, of the identities of the applicable remarketing agents and (1) if the applicable class of reset rate notes is denominated in U.S. Dollars in both the then-current and immediately following reset period, that such class of notes is subject to automatic tender on the reset date unless a holder elects not to tender its particular reset rate notes, or (2) if the applicable class of reset rate notes is then in, or to be reset in, foreign exchange mode, that such class of notes is subject to mandatory tender by all of the holders thereof, and

•

request that DTC, Euroclear and Clearstream, Luxembourg, as applicable, notify its participants of the contents of the notice given to DTC, Euroclear and Clearstream, Luxembourg, as applicable, the notices to be given on the remarketing terms determination date and the spread determination date, and the procedures that must be followed if any beneficial owner of a reset rate note wishes to retain its notes or any procedures to be followed in connection with a mandatory tender of such note, each as described below.

This will be the only required notice given to holders prior to a remarketing terms determination date and with respect to the procedures for electing not to tender or regarding a mandatory tender of a class of reset rate notes. If DTC, Euroclear and Clearstream, Luxembourg, as applicable, or its respective nominee is no longer the holder of record of the related class of reset rate notes, the administrator will establish procedures for the delivery of any such notice to the related noteholders.

On each remarketing terms determination date, the issuing entity, the administrator and the remarketing agents will enter into a remarketing agency agreement that will set forth certain terms of the remarketing described under “—Remarketing Terms Determination Date” above, and on the related spread determination date, unless a failed remarketing is declared, 100% of the related noteholders have delivered a hold notice, or an exercise of the related call option has occurred, such remarketing agency agreement will be supplemented to include the other required terms of the related remarketing described under “—Spread Determination Date” above.

On the reset date that commences each reset period, if the reset rate notes are not subject to mandatory tender, each reset rate note will be automatically tendered, or deemed tendered, to the relevant remarketing agent for remarketing by such remarketing agent on the reset date at 100% of its outstanding principal balance, unless the holder, by delivery of a hold notice, if applicable, elects not to tender its reset rate note. If the related class of reset rate notes are held in book-entry form, 100% of the outstanding principal balance of such class will be paid in accordance with the standard procedures of DTC, which currently provide for payments in same-day funds or procedures of Euroclear and Clearstream, Luxembourg which, due to time zone differences, will be required to provide for payment of principal and interest due on the related distribution date approximately two business days following the reset date, and, with respect to each reset date, other than for any reset period following a reset date upon which a failed remarketing has occurred, up to and including the reset date resulting in a successful remarketing or an exercise of the call option, additional interest at the applicable interest rate and in the applicable non-U.S. Dollar currency from and including the related reset date to, but excluding, the second business day following such reset date. Beneficial owners that tender their reset rate notes through a broker, dealer, commercial bank, trust company or other institution, other than the remarketing agent, may be required to pay fees or commissions to such institution. If a beneficial owner has an account at a remarketing agent and tenders its reset rate notes through that account, the beneficial owner will not be required to pay any fee or commission to the remarketing agent.

If applicable, the hold notice must be received by a remarketing agent during the period commencing on the remarketing terms determination date and ending on the notice date. To ensure that a hold notice is received on a particular day, the beneficial owner must direct its broker or other designated direct or indirect participant to give the hold notice before the broker’s cut-off time for accepting instructions for that day. Different firms may have different cutoff times for accepting instructions from their customers. Accordingly, beneficial owners should consult the brokers or other direct or indirect participants through which they own their interests in the reset rate notes for the cut-off times for those brokers or participants. A delivered hold notice will be irrevocable, but will be subject to a mandatory tender of the reset rate notes pursuant to any exercise of the call option. If a hold notice is not timely received for any reason by a remarketing agent on the notice date, the beneficial owner of a class of reset rate notes will be deemed to have elected to tender such note for remarketing by the relevant remarketing agent. All of the reset rate notes of the applicable class, whether or not tendered, will bear interest upon the same terms.

The remarketing agents will attempt, on a reasonable efforts basis, to remarket the tendered reset rate notes at a price equal to 100% of the aggregate principal balance so tendered. We cannot assure you that the remarketing agents will be able to remarket the entire principal balance of the reset rate notes tendered in a remarketing. The obligations of the remarketing agents will be subject to conditions and termination events customary in transactions of this type, including conditions that all of the notes subject to remarketing in fact were not called, none of the notes have been downgraded or put under review by the applicable rating agencies, no events of default with respect to the notes have occurred, and no material adverse change in the issuing entity’s financial condition has occurred between the remarketing terms determination date and the reset date. If the call option is not timely exercised and the remarketing agents are unable to remarket some or all of the tendered reset rate notes and, in their sole discretion, elect not to purchase those reset rate notes, then the remarketing agents will declare a failed remarketing, all holders will retain their notes, the related reset period will be fixed at three months, and the related interest rate will be set at the related failed remarketing rate.

No noteholder or beneficial owner of any reset rate note will have any rights or claims against any remarketing agent as a result of the remarketing agent’s not purchasing that reset rate note. The remarketing agents will have the option, but not the obligation, to purchase any reset rate notes tendered that they are not able to remarket.

Each of the remarketing agents, in its individual or any other capacity, may buy, sell, hold and deal in the reset rate notes. Any remarketing agent may exercise any vote or join in any action which any beneficial owner of the reset rate notes may be entitled to exercise or take with like effect as if it did not act in any capacity under the remarketing agency agreement. Any remarketing agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the issuing entity, the depositor, the servicer or the administrator as freely as if it did not act in any capacity under the remarketing agency agreement.

Each of the remarketing agents will be entitled to receive a fee from amounts on deposit in the remarketing fee account in connection with their services rendered for each reset date. The remarketing agents also will be entitled to reimbursement from the issuing entity, on a subordinated basis, or from the administrator, if there are insufficient available funds on the related distribution date, for certain expenses associated with each remarketing. The fees associated with each successful remarketing and certain out-of-pocket expenses with respect to each reset date will be payable generally from amounts on deposit from time to time in the remarketing fee account. Unless otherwise specified in a related prospectus supplement, on each distribution date that is one year or less prior to a reset date, available funds will be deposited into the remarketing fee account, prior to the payment of interest on any class of notes, in an amount up to the quarterly funding amount as specified in the related supplement. If the amount on deposit in the remarketing fee account, after the payment of any remarketing fees there from, exceeds the reset period target amount as specified in the related supplement or, such excess will be withdrawn on the distribution date immediately following the related reset date, deposited into the collection account and included in available funds for that distribution date. In addition, all investments on deposit in the remarketing fee account will be withdrawn on the next distribution date, deposited into the collection account and included in available funds for that distribution date. Also, if on any distribution date a senior security interest shortfall would exist, or if on the maturity date for any class of senior notes, available funds would not be sufficient to reduce the principal balance of such class to zero, the amount of such senior security interest shortfall or principal deficiency, as applicable, to the extent sums are on deposit in the remarketing fee account, may be withdrawn from that account and used for payment of interest or principal on the senior notes.

Form and Denomination.  Interests in the reset rate notes will be represented by one or more of the following types of global notes:

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for reset rate notes denominated in U.S. Dollars, a global note certificate held through DTC (each, a “U.S. global note certificate”); or

•

for reset rate notes denominated in a non-U.S. Dollar currency, a global note certificate held through a European clearing system (each, a “non-U.S. global note certificate”).

On or about the closing date for the issuance of any class of reset rate notes, the administrator on behalf of the issuing entity will deposit:

•

a U.S. global note certificate for each class of reset rate notes with the applicable DTC custodian, registered in the name of Cede & Co., as nominee of DTC; and

•

one or more corresponding non-U.S. global note certificates with respect to each class of reset rate notes with the applicable foreign custodian, as common depositary for Euroclear and Clearstream, Luxembourg, registered in the name of a nominee selected by the common depositary for Euroclear and Clearstream, Luxembourg.

On each reset date, the aggregate outstanding principal balance of that class of reset rate notes will be allocated to one of the three global note certificates, either of which may, as of that reset date, be reduced to zero or represent 100% of the aggregate outstanding principal balance of that class of reset rate notes, depending on whether that class of reset rate notes is in U.S. Dollars (in which case a U.S. global note certificate is used) or in a currency other than U.S. Dollars (in which case a non-U.S. global note certificate is used).

At all times the global note certificates will represent the outstanding principal balance, in the aggregate, of the related class of reset rate notes. At all times, with respect to each class of reset rate notes, there will be only one U.S. and one non-U.S. global note certificate for such reset rate notes.

Investors may hold their interests in a class of reset rate notes represented by a U.S. global note certificate only (1) directly through DTC participants, or (2) indirectly through organizations which are participants in the European clearing systems which themselves hold positions in such U.S. global note certificate through DTC. DTC will record electronically the outstanding principal balance of each class of reset rate notes represented by a U.S. global note certificate held within its system. DTC will hold interests in a U.S. global note certificate on behalf of its account holders through customers’ securities accounts in DTC’s name on the books of its depositary.

Investors may hold their interests in a class of reset rate notes represented by a non-U.S. global note certificate only (1) directly through the European clearing systems, or (2) indirectly through organizations which themselves are participants in the European clearing systems. The European clearing systems will record electronically the outstanding principal balance of each class of reset rate notes represented by a non-U.S. global note certificate held within their respective systems. The European clearing systems will hold interests in the non-U.S. global note certificate on behalf of their account holders through customers’ securities accounts in the European clearing systems’ respective names on the books of their respective depositaries.

Interests in the global note certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC, Euroclear and Clearstream, Luxembourg as applicable, and their respective direct and indirect participants.

Because of time zone differences, payments to reset rate noteholders that hold their positions through a European clearing system will be made on the business day following the applicable distribution date, or for notes denominated in a currency other than U.S. Dollars, on the special reset payment date as described in this prospectus, as the case may be, in accordance with customary practices of the European clearing systems. No payment delay to reset rate noteholders holding U.S. Dollar denominated reset rate notes clearing through DTC will occur on any distribution date or on any reset date, unless, as set forth above, those noteholders’ interests are held indirectly through participants in European clearing systems.

The reset rate notes will be issued in minimum denominations and additional increments set forth in the related prospectus supplement, and may be held and transferred, and will be offered and sold, in principal balances of not less than their applicable minimum denomination set forth in the related prospectus supplement. The applicable minimum denominations and additional increments can be reset only in circumstances where all holders are deemed to have tendered or have mandatorily tendered their notes. With respect to reset rate notes denominated in a non-U.S. Dollar currency, the administrator will notify the Irish or Luxembourg Stock Exchange, as applicable, of the applicable exchange rate and denominations for each class of reset rate notes and a notice containing that information will also be published in a leading newspaper having general circulation in the applicable jurisdiction.

On each related reset date, a schedule setting forth the required terms of the related class of reset rate notes for the immediately following reset period will be deposited with the DTC custodian for any U.S. global note certificate and with the foreign custodian for any non-U.S. global note certificate.

Identification Numbers.  Each related issuing entity will apply to DTC for acceptance in its book-entry settlement systems of each class of reset rate notes denominated in U.S. Dollars and/ or will apply to Euroclear and Clearstream, Luxembourg for acceptance in their respective book-entry settlement systems of a each class or reset rate notes denominated in a currency other than U.S. Dollars. Each class of reset rate notes will have the CUSIP numbers, ISINs and European Common Codes, as applicable, set forth in the related prospectus supplement.

On or following each reset date (other than a reset date on which the then-current holders of U.S. Dollar denominated reset rate notes had the option to retain their reset rate notes, but less than 100% of such noteholders delivered hold notices), on which either a successful remarketing has occurred or the related call option has been exercised (and not previously exercised on the immediately preceding related reset date), each clearing system will cancel the then-current identification numbers and assign new identification numbers, which the administrator will obtain for each class of reset rate notes. In addition, each global note certificate will be issued with a schedule attached setting forth the terms of the applicable class of reset rate notes for its initial reset period, which will be replaced on the related reset date to set forth the required terms for the immediately following reset period.

Payments of principal, interest and any other amounts payable under each global note certificate will be made to or to the order of the relevant clearing system’s nominee as the registered holder of such global note certificate.

Due to time zone differences and to ensure that a failed remarketing has not occurred, during any reset period when a class of reset rate notes is denominated in a currency other than U.S. Dollars payments required to be made to tendering noteholders on a related reset date for which there has been a successful remarketing (or exercise of the related call option), in the amount of the aggregate outstanding principal balance of the applicable class of reset rate notes (together with all amounts due from the issuing entity as payments of interest and principal, if any, on the related distribution date), will be made through the European clearing systems on the second business day following the related reset date, together with additional interest at the applicable interest rate and in the applicable non-U.S. Dollar currency from and including the related reset date to, but excluding, the second business day following such reset date (but only to the extent such interest payments are actually received from the related swap counterparties). Purchasers of such reset rate notes will be credited with their positions on the applicable reset date with respect to positions held through DTC or on the second business day with respect to positions held through the European clearing systems.

Except with respect to a related reset date, the issuing entity expects that the nominees, upon receipt of any such payment, will immediately credit the relevant clearing system’s participants’ accounts with payments in amounts proportionate to their respective interests in the principal balance of the relevant global note certificates as shown on the records of such nominee. The issuing entity also expects that payments by clearing system participants to owners of interests in such global note certificates held through such clearing system participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in the names of nominees for such customers. Such payments will be the responsibility of such clearing system participants and none of the issuing entity, the administrator, any registrar, the indenture trustee, any remarketing agent, any transfer agent or any paying agent will have any responsibility or liability for any delay in such payments from participants, except as shown above with respect to reset date payment delays. None of the issuing entity, the administrator, any registrar, the indenture trustee, any remarketing agent, any transfer agent or any paying agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of ownership interests in the global note certificates or for maintaining, supervising or reviewing any records relating to such ownership interests.

Determination of Indices

Day-Count Basis; Interest Rate Change Dates; Interest Rate Determination Dates.  For any class of notes that bears interest at a LIBOR-based rate, interest due for any accrual period generally will be determined on the basis of an Actual/360 day year. If a class of notes bears interest at a fixed rate and is denominated in U.S. Dollars, interest due for any accrual period generally will be determined on the basis of a 30/360 day year. If a class of reset rate notes bears interest at a floating rate that is not LIBOR-based and/or is denominated in a currency other than U.S. Dollars, the remarketing agents, in consultation with the administrator, will set forth the applicable day-count basis for the related reset period as specified in the related prospectus supplement and in the written notice sent to the reset rate noteholders on the related remarketing terms determination date. The applicable day-count basis will be determined in accordance with prevailing market conventions and existing market conditions, but generally will be limited to the following accrual methods:

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“30/360” which means that interest is calculated on the basis of a 360-day year consisting of twelve 30-day months;

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“Actual/360” which means that interest or any other relevant factor is calculated on the basis of the actual number of days elapsed in a year of 360 days;

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“Actual/365 (fixed)” which means that interest is calculated on the basis of the actual number of days elapsed in a year of 365 days, regardless of whether accrual or payment occurs in a leap year;

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“Actual/Actual (accrual basis)” which means that interest is calculated on the basis of the actual number of days elapsed in a year of 365 days, or 366 days for every day in a leap year;

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“Actual/Actual (payment basis)” which means that interest is calculated on the basis of the actual number of days elapsed in a year of 365 days if the interest period ends in a non-leap year, or 366 days if the interest period ends in a leap year, as the case may be; and

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“Actual/Actual (ISMA)” is a calculation in accordance with the definition of “Actual/Actual” adopted by the International Securities Market Association (“ISMA”), which means that interest is calculated on the following basis:

•

where the number of days in the relevant accrual period is equal to or shorter than the determination period during which such accrual period ends, the number of days in such accrual period divided by the product of (A) the number of days in such determination period and (B) the number of distribution dates that would occur in one calendar year; or

•

where the accrual period is longer than the determination period during which the accrual period ends, the sum of:

(1)

the number of days in such accrual period falling in the determination period in which the accrual period begins divided by the product of (x) the number of days in such determination period and (y) the number of distribution dates that would occur in one calendar year; and

(2)

the number of days in such accrual period falling in the next determination period divided by the product of (x) the number of days in such determination period and (y) the number of distribution dates that would occur in one calendar year;

where “determination period” means the period from and including one calculation date to but excluding the next calculation date and “calculation date” means, in each year, each of those days in the calendar year that are specified herein as being the scheduled distribution dates.

For any class of notes that bears interest at a LIBOR-based rate, the related interest rate determination dates will be LIBOR determination dates, as described under “—LIBOR” below. If the reset rate notes bear interest at a floating rate, the remarketing agents, in consultation with the administrator, and in accordance with prevailing market conventions and existing market conditions, will set forth the applicable dates, or intervals between dates, on which the applicable rate of interest will be determined, and the related dates on which such interest rates will be changed during each related accrual period during a reset period, as part of the written notice sent to the reset rate noteholders on the related remarketing terms determination date and as set forth in the related prospectus supplement.

LIBOR.  LIBOR, for any accrual period, will be the London interbank offered rate for deposits in U.S. Dollars having the specified maturity commencing on the first day of the accrual period, which appears on the Reuters LIBOR01 Page as of 11:00 a.m. London time, on the related LIBOR determination date. If an applicable rate does not appear on the Reuters LIBOR01 Page, the rate for that day will be determined on the basis of the rates at which deposits in U.S. Dollars, having the specified maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on that LIBOR determination date, to prime banks in the London interbank market by the Reference Banks. The administrator will request the principal London office of each Reference Bank to provide a quotation of its rate. If the Reference Banks provide at least two quotations, the rate for that day will be the arithmetic mean of the quotations. If the Reference Banks provide fewer than two quotations, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the administrator, at approximately 11:00 a.m. New York time, on that LIBOR determination date, for loans in U.S. Dollars to leading European banks having the specified maturity and in a principal amount of not less than U.S. $1,000,000. If the banks selected as described above are not providing quotations, LIBOR in effect for the applicable accrual period will be LIBOR for the specified maturity in effect for the previous accrual period.

For this purpose:

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“LIBOR determination date” means, for each accrual period, the second business day before the beginning of that accrual period.

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“Reference Banks” means four major banks in the London interbank market selected by the administrator.

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“Reuters LIBOR01 Page” means the display page so designated on the Reuters Monitor Money Rates Service or any other page that may replace that page on that service for the purpose of displaying comparable rates or prices.

For purposes of calculating LIBOR, a business day is any day on which banks in New York City and the City of London are open for the transaction of international business. For the LIBOR-based notes, interest due for any accrual period will always be determined based on the actual number of days elapsed in the accrual period over a 360-day year.

GBP-LIBOR.  GBP-LIBOR, for any accrual period, will be the London interbank offered rate for deposits in Pounds Sterling having the specified maturity commencing on the first day of the accrual period, which appears on the Reuters LIBOR01 Page as of 11:00 a.m. London time, on the related GBP-LIBOR determination date. If an applicable rate does not appear on the Reuters LIBOR01 Page, the rate for that day will be determined on the basis of the rates at which deposits in Pounds Sterling, having the specified maturity and in a principal amount of not less than £1,000,000 are offered at approximately 11:00 a.m., London time, on that GBP-LIBOR determination date, to prime banks in the London interbank market by the Reference Banks. The administrator will request the principal London office of each Reference Bank to provide a quotation of its rate. If the Reference Banks provide at least two quotations, the rate for that day will be the arithmetic mean of the quotations. If the Reference Banks provide fewer than two quotations, the rate for that day will be the arithmetic mean of the rates quoted by prime banks in London, selected by the administrator, at approximately 11:00 a.m. London time, on that GBP-LIBOR determination date, for loans in Pounds Sterling to leading European banks having the specified maturity and in a principal amount of not less than £1,000,000. If the banks selected as described above are not providing quotations, GBP-LIBOR in effect for the applicable accrual period will be GBP-LIBOR for the specified maturity in effect for the previous accrual period. For any GBP-LIBOR-based notes, interest due for any accrual period will always be determined based on the actual number of days elapsed in the accrual period over a 365-day year.

EURIBOR.  Three-month EURIBOR, for any accrual period, is the Euro interbank offered rate for deposits in Euros having a maturity of three months, commencing on the first day of the accrual period, which appears on the Reuters EURIBOR01 Page as of 11:00 a.m. Brussels time, on the related EURIBOR determination date. If an applicable rate does not appear on the Reuters EURIBOR01 Page, the rate for that day will be determined on the basis of the rates at which deposits in Euros, having the applicable maturity and in a principal amount of not less than €1,000,000, are offered at approximately 11:00 a.m., Brussels time, on that EURIBOR determination date, to prime banks in the Euro-zone interbank market by the Reference Banks. The administrator will request the principal Euro-zone office of each Reference Bank to provide a quotation of its rate. If the Reference Banks provide at least two quotations, the rate for that day will be the arithmetic mean of the quotations. If the Reference Banks provide fewer than two quotations, the rate for that day will be the arithmetic mean of the rates quoted by major banks in the Euro-zone, selected by the administrator, at approximately 11:00 a.m. Brussels time, on that EURIBOR determination date, for loans in Euros to leading European banks having the applicable maturity and in a principal amount of not less than €1,000,000. If the banks selected as described above are not providing quotations, three-month EURIBOR in effect for the applicable accrual period will be three-month EURIBOR in effect for the previous accrual period.

For this purpose:

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“EURIBOR determination date” means, for each accrual period, the day that is two Settlement Days before the beginning of that accrual period.

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“Settlement Day” means any day on which TARGET (the Trans-European Automated Real-time Gross Settlement Express Transfer System) is open which is also a day on which banks in New York City are open for business.

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“Reference Banks” means four major banks in the Euro-zone interbank market selected by the administrator.

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“Reuters EURIBOR01 Page” means the display page so designated on the Reuters Monitor Money Rates Service or any other page that may replace that page on that service for the purpose of displaying comparable rates or prices.

For any EURIBOR-based reset rate notes, interest due for any accrual period will always be determined based on the actual number of days elapsed in the accrual period over a 360-day year.

Commercial Paper Rate.  If the reset rate notes bear interest based on the commercial paper rate (the “Commercial Paper Rate”), the Commercial Paper Rate for any relevant interest determination date will be the Bond Equivalent Yield shown below of the rate for 90-day commercial paper, as published in H.15(519) prior to 3:00 p.m., New York City time, on that interest determination date under the heading “Commercial Paper—Financial”.

The administrator will observe the following procedures if the commercial paper rate cannot be determined as described above:

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If the rate described above is not published in H.15(519) by 3:00 p.m., New York City time, on that interest determination date, unless the calculation is made earlier and the rate was available from that source at that time, then the commercial paper rate will be the bond equivalent yield of the rate on the relevant interest determination date, for commercial paper having the index maturity specified on the Remarketing Terms Determination Date, as published in H.15 Daily Update or any other recognized electronic source used for displaying that rate under the heading “Commercial Paper— Financial”. The “Bond Equivalent Yield” will be calculated as follows:

Bond Equivalent Yield =	N × D	x 100
360 (D × 90)

where “D” refers to the per annum rate determined as set forth above, quoted on a bank discount basis and expressed as a decimal and “N” refers to 365 or 366, as the case may be.

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If the rate described in the prior paragraph cannot be determined, the Commercial Paper Rate will remain the commercial paper rate then in effect on that interest determination date.

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The Commercial Paper Rate will be subject to a lock-in period of six New York City business days.

CMT Rate.  If the reset rate notes bear interest based on the Treasury constant maturity rate (the “CMT Rate”), the CMT Rate for any relevant interest determination date will be the rate displayed on the applicable Designated CMT Reuters Page shown below by 3:00 p.m., New York City time, on that interest determination date under the caption “...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 p.m.,” under the column for:

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If the Designated CMT Reuters Page is FRBCMT, the rate on that interest determination date; or

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If the Designated CMT Reuters Page is FEDCMT, the average for the week, or the month, as specified on the related remarketing terms determination date, ended immediately before the week in which the related interest determination date occurs.

The following procedures will apply if the CMT Rate cannot be determined as described above:

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If the rate described above is not displayed on the relevant page by 3:00 p.m., New York City time on that interest determination date, unless the calculation is made earlier and the rate is available from that source at that time on that interest determination date, then the CMT Rate will be the Treasury constant maturity rate having the designated index maturity, as published in H.15(519) or another recognized electronic source for displaying the rate.

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If the applicable rate described above is not published in H.15(519) or another recognized electronic source for displaying such rate by 3:00 p.m., New York City time on that interest determination date, unless the calculation is made earlier and the rate is available from one of those sources at that time, then the CMT Rate will be the Treasury constant maturity rate, or other United States Treasury rate, for the index maturity and with reference to the relevant interest determination date, that is published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury and that the administrator determines to be comparable to the rate formerly displayed on the Designated CMT Reuters Page shown above and published in H.15(519).

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If the rate described in the prior paragraph cannot be determined, then the administrator will determine the CMT Rate to be a yield to maturity based on the average of the secondary market closing offered rates as of approximately 3:30 p.m., New York City time, on the relevant interest determination date reported, according to their written records, by leading primary United States government securities dealers in New York City. The administrator will select five such securities dealers and will eliminate the highest and lowest quotations or, in the event of equality, one of the highest and lowest quotations, for the most recently issued direct nonmalleable fixed rate obligations of the United States Treasury (“Treasury Notes”) with an original maturity of approximately the designated index maturity and a remaining term to maturity of not less than the designated index maturity minus one year in a representative amount.

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If the administrator cannot obtain three Treasury Note quotations of the kind described in the prior paragraph, the administrator will determine the CMT Rate to be the yield to maturity based on the average of the secondary market bid rates for Treasury Notes with an original maturity longer than the designated CMT index maturity which have a remaining term to maturity closest to the designated CMT index maturity and in a representative amount, as of approximately 3:30 p.m., New York City time, on the relevant interest determination date of leading primary United States government securities dealers in New York City. In selecting these offered rates, the administrator will request quotations from at least five such securities dealers and will disregard the highest quotation (or if there is equality, one of the highest) and the lowest quotation (or if there is equality, one of the lowest). If two Treasury Notes with an original maturity longer than the designated CMT index maturity have remaining terms to maturity that are equally close to the designated CMT index maturity, the administrator will obtain quotations for the Treasury Note with the shorter remaining term to maturity.

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If three or four but not five leading primary United States government securities dealers are quoting as described in the prior paragraph, then the CMT Rate for the relevant interest determination date will be based on the average of the bid rates obtained and neither the highest nor the lowest of those quotations will be eliminated.

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If fewer than three leading primary United States government securities dealers selected by the administrator are quoting as described above, the CMT Rate will remain the CMT Rate then in effect on that interest determination date.

Federal Funds Rate.  If any class of notes bears interest based on the federal funds rate (the “Federal Funds Rate”), the Federal Funds Rate for any relevant interest determination date will be the rate for U.S. dollar Federal funds, as published in H.15(519) for that day opposite the caption “Federal Funds (Effective)” as that rate is displayed on that interest determination date on the Reuters FEDFUNDS1 Page under the heading “Federal Funds Rate”. The administrator will observe the following procedures if the Federal Funds Rate cannot be determined as described above:

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If the rate described above does not appear on the Reuters FEDFUNDS1 Page or is not yet published in H.15(519) by 3:00 p.m., New York City time, on that interest determination date, unless the calculation is made earlier and the rate was available from that source at that time, then the Federal funds rate for the relevant interest determination date will be the rate described above in H.15 Daily Update, or any other recognized electronic source used for the purpose of displaying such rate, opposite the heading “Federal Funds (Effective).”

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If the rate described above does not appear on the Reuters FEDFUNDS1 Page or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source for displaying such rate by 3:00 p.m., New York City time, on that interest determination date, the Federal Funds Rate for that interest determination date will be the arithmetic mean of the rates for the last transaction in overnight U.S. Dollar Federal funds arranged by three leading brokers of Federal Funds transactions in New York City, selected by the administrator, on that interest determination date.

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If fewer than three brokers selected by the administrator are quoting as described above, the Federal Funds Rate will remain the Federal Funds Rate then in effect on the relevant interest determination date.

91-day Treasury Bill Rate.  If any class of notes bears interest at the 91-day Treasury Bill Rate (the “91-day Treasury Bill Rate”), the 91-day Treasury Bill Rate for any relevant interest determination date will be the rate equal to the weighted average per annum discount rate (expressed as a bond equivalent yield and applied on a daily basis) for direct obligations of the United States with a maturity of thirteen weeks (“91-day Treasury Bills”) sold at the applicable 91-day Treasury Bill auction, as published in H.15(519) or otherwise or as reported by the U.S. Department of the Treasury.

In the event that the results of the auctions of 91-day Treasury Bills cease to be published or reported as provided above, or that no 91-day Treasury Bill auction is held in a particular week, then the 91-day Treasury Bill Rate in effect as a result of the last such publication or report will remain in effect until such time, if any, as the results of auctions of 91-day Treasury Bills will again be so published or reported or such auction is held, as the case may be.

The 91-day Treasury Bill Rate will be subject to a lock-in period of six New York City business days.

Prime Rate.  If any class of notes bears interest based on the prime rate (the “Prime Rate”), the Prime Rate for any relevant interest determination date is the prime rate or base lending rate on that date, as published in H.15(519), prior to 3:00 p.m., New York City time, on that interest determination date under the heading “Bank Prime Loan.”

The administrator will observe the following procedures if the Prime Rate cannot be determined as described above:

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If the rate described above is not published in H.15(519) prior to 3:00 p.m., New York City time, on the relevant interest determination date, unless the calculation is made earlier and the rate was available from that source at that time, then the Prime Rate will be the rate for that interest determination date, as published in H.15 Daily Update or another recognized electronic source for displaying such rate opposite the caption “Bank Prime Loan.”

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If the above rate is not published in either H.15(519), H.15 Daily Update or another recognized electronic source for displaying such rate by 3:00 p.m., New York City time, on the relevant interest determination date, then the administrator will determine the Prime Rate to be the average of the rates of interest publicly announced by each bank that appears on the Reuters Screen designated as “USPRIME1” as that bank’s prime rate or base lending rate as in effect on that interest determination date.

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If fewer than four rates appear on the Reuters USPRIME1 Page on the relevant interest determination date, then the Prime Rate will be the average of the prime rates or base lending rates quoted, on the basis of the actual number of days in the year divided by a 360-day year, as of the close of business on that interest determination date by three major banks in New York City selected by the administrator.

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If the banks selected by the administrator are not quoting as mentioned above, the Prime Rate will remain the prime rate then in effect on that interest determination date.

Auction Rate.  If any class of notes bears interest based on an auction rate, the auction rate will be determined as described in “Additional Information Regarding the Notes—Auction— Rate Notes.”

Other Indices.  If the reset rate notes are reset on a reset date to pay in floating rate mode based on a non-U.S. Dollar currency other than Pounds Sterling or Euros, the administrator, in consultation with the remarketing agents, shall select an appropriate alternative interest rate index that satisfies the rating agency condition. In addition, each related prospectus supplement may also set forth additional interest rate indices and accrual methods that may be applicable for any class of reset rate notes.

Distributions

Beginning on the distribution date specified in the related prospectus supplement, the applicable trustee will make distributions of principal and interest on each class of notes.

To the extent specified in any prospectus supplement, one or more classes of notes of the issuing entity may have targeted scheduled distribution dates on which the notes will be paid in full or in part to the extent the issuing entity is able to issue in sufficient amount additional notes in order to pay in full or in part the original notes issued by the issuing entity. The proceeds of such additional notes, which may be issued publicly or privately, will be applied to pay the specified class of original notes in the manner set forth in the related prospectus supplement, and the additional notes will receive principal payments in the amounts and with the priority specified in the related prospectus supplement.

Credit Enhancement and Other Support; Derivative Arrangements

General.  The related prospectus supplement will describe the amounts and types of credit or liquidity enhancement arrangements for each series. If provided in the related prospectus supplement, credit or liquidity enhancement may take the form of:

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subordination of one or more classes of notes,

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reserve accounts,

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capitalized interest accounts,

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cash capitalization or cash collateral accounts,

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supplemental interest accounts,

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investment premium purchase accounts,

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investment reserve accounts,

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overcollateralization,

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letters of credit,

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liquidity agreements,

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pool insurance policies,

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financial guaranty insurance policies or surety bonds,

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repurchase bonds,

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interest rate swap agreements, currency swap agreements, cap agreements, floor agreements, collar agreements (each as described below), or

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any combination of the foregoing.

The presence of a reserve account and other forms of credit or liquidity enhancement is intended to enhance the likelihood of receipt by the noteholders of the full amount of distributions when due and to decrease the likelihood that the noteholders will experience losses.

Credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of all distributions. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, noteholders will bear their allocable share of deficiencies, as described in the related prospectus supplement. In addition, if a form of credit enhancement covers more than one series of notes, noteholders of any of those series will be subject to the risk that the credit enhancement will be exhausted by the claims of noteholders of other series.

Subordination of Notes.  If specified in the related prospectus supplement one or more classes of notes of a series may be subordinate notes.  The rights of the holders of subordinate notes to receive distributions of principal and interest from the collection account on any distribution date will be subordinated, to the extent provided in the related prospectus supplement, to those rights of the holders of senior notes.  The related prospectus supplement will set forth information concerning the amount of subordination of a class or classes of subordinate notes in a series, the circumstances in which that subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

Reserve Accounts.  If specified in the related prospectus supplement, the indenture trustee will establish and maintain a reserve account for one or more series of notes issued by the issuing entity.  It may be funded by an initial deposit by the issuing entity.  As further described in the related prospectus supplement, the amount on deposit in the reserve account may be increased after the closing date.  The increase will be funded by deposits into the reserve account of some or all of the amount of collections on the related trust student loans remaining on each distribution date after all other required payments.  The related prospectus supplement will describe how amounts in any reserve account will be available to cover shortfalls in payments due on the notes.   The related prospectus supplement will describe the circumstances and manner in which distributions may be made out of the reserve account.

Capitalized Interest Account.  If specified in the related prospectus supplement, the indenture trustee will establish and maintain a capitalized interest account for each series of notes.  It will be funded by an initial deposit by the issuing entity.  Capitalized interest accounts will be available for a specified period of time to provide liquidity requirements resulting from a portion of an issuing entity’s assets earning interest below the rate of interest borne by the related notes issued by the issuing entity and transaction costs.  The related prospectus supplement will describe the circumstances and manner in which distributions may be made out of the capitalized interest account.

Supplemental Interest Account.  If specified in the related prospectus supplement and with respect to one or more classes of reset rate notes, on each applicable distribution date, the indenture trustee, subject to sufficient available funds therefor and based solely upon the written instructions of the administrator, will deposit into one or more supplemental interest accounts the related supplemental interest account deposit amount for the purpose of providing additional available funds to pay interest on the notes.  Amounts in the supplemental interest account will be remitted as specified in the related prospectus supplement.

Investment Premium Purchase Account.  If specified in the related prospectus supplement and with respect to one or more classes of reset rate notes, on each applicable payment date, the indenture trustee, subject to sufficient available funds therefor and based solely upon the written instructions of the administrator, will deposit amounts into the investment premium purchase account which may be utilized to purchase eligible investments at a price greater than par. Amounts in the investment premium purchase account will be remitted as specified in the related prospectus supplement.

Investment Reserve Account.  If specified in the related prospectus supplement and with respect to one or more classes of reset rate notes, amounts may be required to be deposited into an investment reserve account to offset the effect of a downgrade of eligible investments in a related accumulation account.  Such amounts will be funded on each applicable distribution date, to the level necessary to satisfy the rating agency condition, subject to a maximum amount, prior to any distributions of principal to classes of subordinated notes.  If there are insufficient available funds following any such deposit, principal payments to subordinated notes may be delayed.

Overcollateralization.  If specified in the prospectus supplement, on the closing date for an issuing entity its assets may exceed the principal amount of notes issued by the issuing entity.  Also, excess interest collected on the related trust student loans may be applied to pay principal of one or more classes of notes.  This acceleration feature creates overcollateralization, which is the excess of the total assets of the related issuing entity over the principal balance of the related class or classes of notes.  This acceleration may continue for the life of the related issuing entity, or may be limited.  In the case of limited acceleration, once the required level of overcollateralization is reached, and subject to the provisions specified in the prospectus supplement, the limited acceleration feature may cease, unless necessary to maintain the required level of overcollateralization.

Letters of Credit, Credit or Liquidity Facilities.  If so specified in the related prospectus supplement, deficiencies in amounts otherwise payable on the notes or certain series of notes will be covered by one or more letters of credit or by a credit or liquidity facility. The bank or financial institution issuing the letter of credit or party to the credit or liquidity facility will be identified in the related prospectus supplement.  Under a letter of credit, credit or liquidity facility, the issuer will be obligated to honor draws in an aggregate fixed dollar amount generally equal to a percentage specified in the related prospectus supplement of the principal balance of the student loans on a specified date or of the initial aggregate principal balance of one or more classes of notes.  If so specified in the related prospectus supplement, the letter of credit, credit or liquidity facility may permit draws only in the event of certain types of losses and shortfalls.  The amount available under the letter of credit, credit or liquidity facility will, in all cases, be reduced to the extent of the unreimbursed payments under the letter of credit, credit or liquidity facility and may otherwise be reduced as described in the related prospectus supplement.  The obligations of the issuer of the letter of credit, credit or liquidity facility will expire at the earlier of the date specified in the related prospectus supplement or the termination of the issuing entity.

Cash Capitalization or Cash Collateral Account.  If so specified in the related prospectus supplement, the indenture trustee will establish and maintain a cash capitalization or cash collateral account for one or more series of notes issued by the issuing entity.  The purpose of the cash capitalization and cash collateral account is to assure the availability of funds to pay interest on the notes.  The cash capitalization account or the cash collateral account may (i) be funded initially with cash or (ii) may be used to retain some or all of the collections on the collateral until such funds can be invested in other eligible student loans or paid to investors.  The related prospectus supplement will describe the circumstances and manner in which distributions may be made out of the cash capitalization account or cash collateral account.

Pool Insurance Policies.  If specified in the related prospectus supplement, a pool insurance policy for the trust student loans may be obtained.  The pool insurance policy will cover any loss (subject to the limitations described in the prospectus supplement) by reason of default to the extent a related trust student loan is not covered by any guarantee agency or guarantor.  The amount and principal terms of any pool insurance coverage will be set forth in the prospectus supplement. All required disclosure regarding the provider of such policy will be presented in the related prospectus supplement.

Financial Insurance and Surety Bonds.  If so specified in the related prospectus supplement, deficiencies in amounts otherwise payable on one or more series of notes issued by the issuing entity will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties.  The insurance policies or surety bonds may cover timely distributions of interest and full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. All required disclosure regarding the provider of such policy or bond will be presented in the related prospectus supplement.

Repurchase Bonds. If specified in the prospectus supplement, the depositor or servicer will be obligated to repurchase any trust student loan (up to an aggregate dollar amount specified in the prospectus supplement) for which insurance coverage is denied due to dishonesty, misrepresentation or fraud in connection with the origination or sale of the trust student loan.  This obligation may be secured by a surety bond guaranteeing payment of the amount to be paid by the depositor or the servicer.

Derivative Products.  If so specified in the related prospectus supplement, the related issuing entity will enter into, or obtain an assignment of, one or more interest rate and/or currency swap agreements, cap agreements, floor agreements and/or collar agreements pursuant to which the issuing entity will have the right to receive particular payments of interest or foreign currency, as set forth or determined in the related derivative agreement and as described in the related prospectus supplement.  The related prospectus supplement will describe the material terms of each such derivative agreement and the particular risks associated with the derivative feature, including market and credit risk, the effect of counterparty defaults and other risks, if any, addressed by the rating of the applicable class of notes.  The related prospectus supplement also will set forth information relating to the applicable significance estimate and significance percentage (as such terms are defined in Regulation AB), and, to the extent required, the corporate status, ownership and credit quality of the counterparty or counterparties to each such derivative agreement in accordance the provisions of Regulation AB.

To the extent specified in the related prospectus supplement, the issuing entity will enter into one or more interest rate swap agreements with eligible swap counterparties to hedge against basis risk.  A derivative product constituting an interest rate swap is an agreement between two parties to exchange a stream of payments on an agreed upon actual or hypothetical “notional” principal amount.  No principal amount is exchanged between the parties to an interest rate swap.  Typically, one party agrees to make payments based on a fixed interest rate and an actual or notional principal amount, while the other party agrees to make payments based on a floating interest rate and the same actual or notional principal amount.  The floating rate is based on one or more reference interest rates, including the London Interbank Offered Rate, or LIBOR, a specified bank’s prime rate or U.S. Treasury Bill rates.  Interest rate swaps also permit two parties to exchange a floating rate obligation based on one reference interest rate – such as LIBOR – for a floating rate obligation based on another referenced interest rate – such as U.S. Treasury Bill rates.  Generally, the parties to an interest rate swap net out their payment obligations so that on any given payment date only one party is making a payment.

To the extent specified in the related prospectus supplement, when a class of notes is to be denominated in a currency other than U.S. Dollars, the issuing entity will enter into one or more currency swap agreements with eligible swap counterparties to hedge against currency exchange and basis risks.  In the case of a currency swap agreement, the issuing entity will pay amounts in U.S. Dollars to the swap counterparty in exchange for amounts in the foreign currency of one or more classes of notes, based on a specified currency exchange rate and either a scheduled notional amount or a notional amount equal to the actual balance of the related class of notes or trust student loans, as applicable.  In a typical currency option, if the exchange rate between two designated currencies reaches a specified level by a certain date, the issuing entity will have the right, but not the obligation, to require the other party to deliver a specified quantity of one of the designated currencies on such date in exchange for a specified quantity of the other designated currency.  The issuing entity would make an initial payment to the other party for this right.

To the extent specified in the related prospectus supplement, the issuing entity may enter into one or more cap agreements with eligible counterparties to hedge against interest rates rising above a specified cap.  In the case of a cap agreement, the issuing entity will pay the counterparty a fee in exchange for the counterparty making payments to the issuing entity when the interest rate on one or more classes of notes or a specified interest rate index exceeds the interest rate cap specified in the cap agreement, based on either a scheduled notional amount or a notional amount equal to the actual balance of the related class of notes or trust student loans, as applicable.

To the extent specified in the related prospectus supplement, the issuing entity may enter into one or more floor agreements with eligible counterparties to hedge against interest rates falling below a specified floor.  In the case of a floor agreement, the issuing entity will pay the counterparty a fee in exchange for the counterparty making payments to the issuing entity when a specified interest rate index relating to the trust student loans falls below the interest rate floor specified in the floor agreement, based on either a scheduled notional amount or a notional amount equal to the actual balance of the related class of notes or trust student loans, as applicable.  An issuing entity also may sell an interest rate cap to a party from which the issuing entity has simultaneously purchased an interest rate cap.  The interest rate cap sold by the issuing entity will require the issuing entity to make payments to the other party if interest rates exceed a specified amount that is higher than the amount specified in the rate cap purchased by the issuing entity.  Since the payment obligations under the two caps would be netted, the effect of the caps is to limit the other party’s exposure to the interest rate differential between the amounts specified in the caps.  Interest rate ceilings may be entered into in connection with an interest rate swap, and would result in one party to the swap limiting the maximum interest rate it would be required to pay, either over the life of the swap or for a specified period of time.  In exchange for limiting its exposure, the relevant party may be required to make an initial cash payment to the other party.

To the extent specified in the related prospectus supplement, the issuing entity may enter into one or more collar agreements with eligible counterparties to hedge against interest rates rising above a specified cap or falling below a specified floor.  In the case of a collar agreement, the issuing entity will pay the counterparty a fee in exchange for the counterparty making payments to the issuing entity when the specified interest rate exceeds the specified interest rate cap or falls below the specified interest rate floor, in each case based on either a scheduled notional amount or a notional amount equal to the actual balance of the related class of notes or trust student loans, as applicable.

An issuing entity’s obligation to make payments under a derivative product may be secured by a pledge of and lien on the issuing entity.  An issuing entity will not enter into a derivative product after the closing date unless the indenture trustee and the administrator have received a confirmation from each rating agency providing a rating for the issuing entity’s notes that the derivative product will not adversely affect the rating on any of the notes.  The related prospectus supplement will describe the terms of any derivatives to be entered into by the issuing entity.

Insolvency Events

Each trust agreement will provide that the issuing entity or the eligible lender trustee, as applicable, may commence a voluntary bankruptcy proceeding relating to that issuing entity only with the unanimous prior approval of all noteholders of the related series. In order to commence a voluntary bankruptcy, all noteholders must deliver to the eligible lender trustee a certificate certifying that they reasonably believe the related issuing entity is insolvent.

Book-Entry Registration

General

Each class of notes of a series issued in book-entry form (“Book-Entry Notes”) initially will be represented by one or more physical certificates registered in the name of Cede & Co. (“Cede”), as nominee of The Depository Trust Company (“DTC”), which will be the “holder” or “Noteholder” of such notes, as such terms are used herein.  Any person acquiring an interest in a Book-Entry Note (a “Beneficial Owner”) will hold such notes through DTC in the United States, or, if specified in the applicable prospectus supplement, Clearstream or Euroclear in Europe, if they are participants of such systems (the “Participants”), or indirectly through organizations which are Participants in such systems (the “Indirect Participants”). Clearstream and Euroclear will hold omnibus positions on behalf of their Participants through customers’ securities accounts in Clearstream’s and Euroclear’s names on the books of their respective depositaries which in turn will hold such positions in customers’ securities accounts in the depositaries’ names on the books of DTC. Citibank will act as depositary for Clearstream and JPMorgan Chase Bank, National Association will act as depositary for Euroclear (in such capacities, individually the “Relevant Depositary” and collectively the “European Depositaries”). No Beneficial Owner will be entitled to receive a Definitive Note representing such person’s interest in the Book-Entry Note, except as set forth below. Unless and until Definitive Notes are issued under the limited circumstances described herein, all references to actions taken by Noteholders or holders shall, in the case of the Book-Entry Notes, refer to actions taken by DTC upon instructions from its DTC Participants, and all references herein to distributions, notices, reports and statements to Noteholders or holders shall, in the case of the Book-Entry Notes, refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the Book-Entry Notes, as the case may be, for distribution to Beneficial Owners in accordance with DTC procedures.

DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). DTC was created to hold securities for its participating organizations (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among DTC Participants through electronic book-entries, thereby eliminating the need for physical movement of notes. DTC Participants include securities brokers and dealers (which may include any underwriter identified in the prospectus supplement applicable to any Series), banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to Indirect Participants, including banks, brokers, dealers, trust companies and other institutions that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

The brokerage firm, bank, thrift institution or other financial intermediary (each, a “Financial Intermediary”) that maintains a Beneficial Owner’s account will record the Beneficial Owner’s ownership of a Book-Entry Note in its records for such purpose. In turn, the Financial Intermediary’s ownership of such Book-Entry Note will be recorded on the records of DTC (or of a DTC Participant that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Owner’s Financial Intermediary is not a DTC Participant, and, if applicable, on the records of Clearstream or Euroclear, as appropriate).

Beneficial Owners will receive all distributions of principal of and interest on the Book-Entry Notes from the paying agent through DTC and DTC Participants. While the Book-Entry Notes are outstanding, under the rules, regulations and procedures creating and affecting DTC and its operations (the “Rules”), DTC is required to make book-entry transfers among DTC Participants on whose behalf it acts with respect to the Book-Entry Notes and is required to receive and transmit distributions of principal of, and interest on, the Book-Entry Notes. Participants and Indirect Participants with whom Beneficial Owners have accounts with respect to Book-Entry Notes are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates representing their respective interests in the Book-Entry Notes, the Rules provide a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interest.

Unless and until Definitive Notes are issued, Beneficial Owners who are not Participants may transfer ownership of Book-Entry Notes only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Notes, by book-entry transfer, through DTC, for the account of the purchasers of such Book-Entry Notes, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC’s normal procedures, transfers of ownership of Book-Entry Notes will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Beneficial Owners.  Beneficial Owners will not be recognized by the indenture trustee, the servicer or any paying agent as Noteholders, as such term is used in the Pooling and Servicing Agreement, and Beneficial Owners will be permitted to exercise the rights of Noteholders only indirectly through DTC and its DTC Participants.

Because DTC can only act on behalf of DTC Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Beneficial Owner to pledge Book-Entry Notes to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Book-Entry Notes, may be limited due to the lack of a physical certificate for such Book-Entry Notes.

If specified in the applicable prospectus supplement, the Book-Entry Notes will be offered globally and may be held by investors through any of DTC, Clearstream or Euroclear. These Book-Entry Notes will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

Non-U.S. holders (as described below) of Book-Entry Notes will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Investors electing to hold their Book-Entry Notes through DTC with respect to such global offering will follow the settlement practices applicable to conventional eurobonds, except that there will be no temporary global security and no “lock-up” or restricted period. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Investors electing to hold their Book-Entry Notes through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no ‘lock-up’ or restricted period. Book-Entry Notes will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Clearstream International (“Clearstream”), a Luxembourg limited liability company, was formed in January 2000 through the merger of Cedel International and Deutsche Boerse Clearing.

Clearstream is registered as a bank in Luxembourg, and as such is subject to regulation by the Institute Monetaire Luxembourgeois and the Luxembourg Monetary Authority, which supervises Luxembourg banks.

Clearstream holds securities for its customers (“Clearstream Participants”) and facilitates the clearance and settlement of securities transactions by electronic book-entry transfers between their accounts. Clearstream provides various services, including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream also deals with domestic securities markets in several countries through established depository and custodial relationships. Clearstream has established an electronic bridge with Euroclear Bank S.A./N.V. as the Euroclear Operator in Brussels to facilitate settlement of trades between systems. Clearstream currently accepts over 200,000 securities issues on it books.

Clearstream’s customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream’s United States customers are limited to securities brokers and dealers and banks. Currently, Clearstream has approximately 2,500 customers located in over 80 countries, including all major European countries, Canada and the United States. Indirect access to Clearstream is available to other institutions which clear through or maintain custodial relationship with an account holder of Clearstream.

The Euroclear System (“Euroclear”) was created in 1968 to hold securities for its participants (“Euroclear Participants”) and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of notes and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in a variety of currencies, including United States dollars. Euroclear includes various other securities, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by Euroclear Bank S.A./N.V. (the “Euroclear Operator”). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator. Euroclear plc establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the “Terms and Conditions”). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific notes to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

Distributions on the Book-Entry Notes will be made on each Distribution Date to Cede, as nominee of DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC’s normal procedures. Each DTC Participant will be responsible for disbursing such payments to the Beneficial Owners of the Book-Entry Notes that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Notes that it represents.

Under a book-entry format, Beneficial Owners of the Book-Entry Notes may experience some delay in their receipt of payments, since such payments will be forwarded by the paying agent to Cede. Distributions with respect to notes held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream Participants or Euroclear Participants in accordance with the relevant system’s rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See “Material Federal Income Tax Consequences — Taxation of Certain Foreign Investors” and “— Backup Withholding” herein.

DTC has advised the depositor that, unless and until Definitive Notes are issued, DTC will take any action the holders of the Book-Entry Notes are permitted to take under the Pooling and Servicing Agreement only at the direction of one or more DTC Participants to whose DTC accounts the Book-Entry Notes are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Notes. Clearstream or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Noteholder under the Pooling and Servicing Agreement on behalf of a Clearstream Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related DTC Participants, with respect to some Book-Entry Notes which conflict with actions taken with respect to other Book-Entry Notes.

Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Book-Entry Notes among Participants, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Neither the depositor, the servicer, the paying agent nor the indenture trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Notes held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. In the event of the insolvency of DTC, a Participant or an Indirect Participant in whose name Book-Entry Notes are registered, the ability of the Beneficial Owners of such Book-Entry Notes to obtain timely payment and, if the limits of applicable insurance coverage by the Securities Investor Protection Corporation are exceeded or if such coverage is otherwise unavailable, ultimate payment, of amounts distributable with respect to such Book-Entry Notes may be impaired.

The Book-Entry Notes will be converted to Definitive Notes and reissued to Beneficial Owners or their nominees, rather than to DTC or its nominee, only if (i) the paying agent is advised in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry Notes and the paying agent is unable to locate a qualified successor or (ii) after the occurrence of any other event specified in the applicable prospectus supplement.

Upon the occurrence of any event described in the immediately preceding paragraph, the paying agent will be required to notify all Beneficial Owners through DTC Participants of the availability of Definitive Notes. Upon surrender by DTC of the physical certificates representing the Book-Entry Notes and receipt of instructions for re- registration, the paying agent will reissue the Book-Entry Notes as Definitive Notes to Beneficial Owners. The procedures relating to payment on and transfer of notes initially issued as Definitive Notes will thereafter apply to those Book-Entry Notes that have been reissued as Definitive Notes.

Secondary Market Trading

Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser’s and seller’s accounts are located to ensure that settlement can be made on the desired value date.

Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior student loan asset-backed notes issues in same-day funds.

Trading between Clearstream and/or Euroclear Participants. Secondary market trading between Clearstream Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

Trading between DTC seller and Clearstream or Euroclear purchaser. When Book-Entry Notes are to be transferred from the account of a DTC Participant to the account of a Clearstream Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the Book-Entry Notes against payment. Payment will include interest accrued on the Book-Entry Notes from and including the last coupon payment date to and excluding the settlement date, on the basis of either a 360-day year comprised of 30-day months or the actual number of days in such accrual period and a year assumed to consist of 360 days, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant’s account against delivery of the Book-Entry Notes. After settlement has been completed, the Book-Entry Notes will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Participant’s or Euroclear Participant’s account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Book-Entry Notes will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

Clearstream Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing line of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Book-Entry Notes are credited to their accounts one day later.

As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Participants or Euroclear Participants purchasing Book-Entry Notes would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Book-Entry Notes would accrue from the value date. Therefore, in many cases the investment income on the Book-Entry Notes earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Participant’s or Euroclear Participant’s particular cost of funds.

Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Book-Entry Notes to the respective European Depositary for the benefit of Clearstream Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream Participants and Euroclear Participants may employ their customary procedures for transactions in which Book-Entry Notes are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Book-Entry Notes to the DTC Participant’s account against payment. Payment will include interest accrued on the Book-Entry Notes from and including the last coupon payment to and excluding the settlement date on the basis of either a 360-day year comprised of 30-day months or the actual number of days in such accrual period and a year assumed to consist of 360 days, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Participant’s or Euroclear Participant’s account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream Participant’s or Euroclear Participant’s account would instead be valued as of the actual settlement date.

Finally, day traders that use Clearstream or Euroclear and that purchase Book-Entry Notes from DTC Participants for delivery to Clearstream Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques, as set forth below, should be readily available to eliminate this potential problem.

(a)

borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system’s customary procedures;

(b)

borrowing the Book-Entry Notes in the U.S. from a Participant no later than one day prior to settlement, which would give the Book-Entry Notes sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

(c)

staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Participant or Euroclear Participant.

Non-U.S. Dollar Denominated Notes

We expect to deliver notes denominated in non-U.S. Dollar currencies in book-entry form through the facilities of Clearstream, Luxembourg and Euroclear against payment in immediately available funds in the applicable foreign currency. We will issue the non-U.S. Dollar denominated notes as one or more global notes registered in the name of a common depositary for Clearstream, Luxembourg, and Euroclear Bank S.A./N.V., as the operator of Euroclear. Investors may hold book-entry interests in these global notes through organizations that participate, directly or indirectly, in Clearstream, Luxembourg and/or Euroclear. Book-entry interests in non-U.S. Dollar denominated notes and all transfers relating to such non-U.S. Dollar denominated notes will be reflected in the book-entry records of Clearstream, Luxembourg and Euroclear.

The distribution of non-U.S. Dollar denominated notes will be cleared through Clearstream, Luxembourg and Euroclear. Any secondary market trading of book-entry interests in the non-U.S. Dollar denominated notes will take place through participants in Clearstream, Luxembourg and Euroclear and will settle in same-day funds.

Owners of book-entry interests in non-U.S. Dollar denominated notes will receive payments relating to their notes in the related non-U.S. Dollar currency. Clearstream, Luxembourg and Euroclear have established electronic securities and payment transfer, processing, depositary and custodial links among themselves and others, either directly or through custodians and depositaries. These links allow securities to be issued, held and transferred among the clearing systems without the physical transfer of notes. Special procedures to facilitate clearance and settlement have been established among these clearing systems to trade securities across borders in the secondary market.

The policies of Clearstream, Luxembourg and Euroclear will govern payments, transfers, exchange and other matters relating to the investor’s interest in notes held by them. Neither we nor the underwriters have any responsibility for any aspect of the records kept by Clearstream, Luxembourg or Euroclear or any of their direct or indirect participants. We do not supervise these systems in any way.

Clearstream, Luxembourg and Euroclear and their participants perform these clearance and settlement functions under agreements they have made with one another or with their customers. You should be aware that they are not obligated to perform or continue to perform these procedures and may modify them or discontinue them at any time.

Except as provided below, owners of beneficial interests in non-U.S. Dollar  denominated notes will not be entitled to have the notes registered in their names, will not receive or be entitled to receive physical delivery of the notes in definitive form and will not be considered the owners or holders of the notes under the indenture governing the notes, including for purposes of receiving any reports delivered by us or the administrator pursuant to the indenture. Accordingly, each person owning a beneficial interest in a non-U.S. Dollar  denominated note must rely on the procedures of the relevant clearing system and, if that person is not a participant, on the procedures of the participant through which that person owns its interest, in order to exercise any rights of a holder of notes.

We understand that investors that hold their non-U.S. Dollar  denominated notes through Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures that are applicable to eurobonds in registered form.  Non-U.S. Dollar denominated notes will be credited to the securities custody accounts of Clearstream, Luxembourg and Euroclear participants on the business day following the settlement date for value on the settlement date. They will be credited either free of payment or against payment for value on the settlement date.

We understand that secondary market trading between Clearstream, Luxembourg and/or Euroclear participants will occur in the ordinary way following the applicable rules and operating procedures of Clearstream, Luxembourg and Euroclear. Secondary market trading will be settled using procedures applicable to eurobonds in registered form.

You should be aware that investors will only be able to make and receive deliveries, payments and other communications involving non-U.S. Dollar denominated notes through Clearstream, Luxembourg and Euroclear on business days in Luxembourg or Brussels, depending on whether Clearstream, Luxembourg or Euroclear is used. Those systems may not be open for business on days when banks, brokers and other institutions are open for business in the United States.

Clearstream, Luxembourg and Euroclear will credit payments to the cash accounts of their respective participants in accordance with the relevant system’s rules and procedures, to the extent received by the common depositary. Clearstream, Luxembourg or the Euroclear operator, as the case may be, will take any other action permitted to be taken by a holder under the indenture on behalf of a Clearstream, Luxembourg or Euroclear participant only in accordance with its relevant rules and procedures.

Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of non-U.S. Dollar denominated notes among participants of Clearstream, Luxembourg and Euroclear. However, they are under no obligation to perform or continue to perform those procedures, and they may discontinue those procedures at any time.

Definitive Notes

The notes of a given series will be issued in fully registered, certificated form to noteholders or their nominees, rather than to DTC or its nominee, only if:

•

the administrator advises the applicable trustee in writing that DTC is not willing or able to discharge its responsibilities as depository for the notes and the administrator is unable to locate a successor;

•

the administrator, at its option, elects to terminate the book-entry system through DTC; or

•

after the occurrence of an event of default, a servicer default or an administrator default, investors holding a majority of the outstanding principal amount of the notes advise the issuing entity through DTC in writing that the continuation of a book-entry system through DTC or a successor is no longer in the best interest of the holders of these notes.

Upon the occurrence of any event described in the bullets above, the applicable trustee will be required to notify all applicable noteholders, through DTC participants, of the availability of definitive notes. When DTC surrenders the definitive notes, the applicable trustee will reissue to the noteholders the corresponding notes as definitive notes upon receipt of instructions for re-registration. From then on, payments of principal and interest on the definitive notes will be made by the applicable trustee, in accordance with the procedures set forth in the related indenture or trust agreement, directly to the holders of definitive notes in whose names the definitive notes were registered at the close of business on the applicable record date specified in the related prospectus supplement. Payments will be made by check mailed to the address of each holder as it appears on the register maintained by the applicable trustee.

However, the final payment on any definitive note will be made only upon presentation and surrender of that definitive note at the office or agency specified in the notice of final distribution.

Definitive notes will be transferable and exchangeable at the offices of the applicable trustee or of a registrar named in a notice delivered to holders of definitive notes. No service charge will be imposed for any registration of transfer or exchange, but the issuing entity may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed.

List of Noteholders

Holders of the notes of a series evidencing at least 25% of the outstanding principal balance of the notes of that series may, by written request to the indenture trustee, obtain a list of all noteholders for communicating with other noteholders regarding their rights under the indenture or under the notes. The indenture trustee may elect not to give the noteholders access to the list if it agrees to mail the desired communication or proxy, for and at the expense of the requesting noteholders, to all noteholders of that series.

Three or more noteholders of any series or one or more holders of notes of that series evidencing at least 25% of the outstanding principal balance of those notes may, by written request to the issuing entity or the eligible lender trustee, as applicable, obtain access to the list of all noteholders for the purpose of communicating with other noteholders regarding their rights under the indenture or under the notes.

Reports to Noteholders

On each distribution date, the administrator will provide to noteholders of record as of the record date a statement containing substantially the same information as is required to be provided on the periodic report to the indenture trustee and the issuing entity described under “Servicing and Administration—Statements to Indenture Trustee and Issuing Entity” in this prospectus.  These statements and reports will be included with filings to be made with the SEC in accordance with the Securities Exchange Act of 1934 and the rules promulgated thereunder. The statements provided to noteholders will not constitute financial statements prepared in accordance with generally accepted accounting principles and will not be audited.

Within the prescribed period of time for tax reporting purposes after the end of each calendar year, the issuing entity will mail to each person, who at any time during that calendar year was a noteholder and who received a payment from that issuing entity, a statement containing certain information to enable it to prepare its federal income tax return. See “U.S. Federal Income Tax Consequences” in this prospectus.

Pool Factors

The pool factor for each class of notes will be a seven-digit decimal computed by the administrator before each distribution date. Each pool factor will indicate the remaining outstanding balance of the related class, after giving effect to distributions to be made on that distribution date, as a fraction of the initial outstanding balance of that class. Each pool factor will initially be 1.0000000. Thereafter, it will decline to reflect reductions in the outstanding balance of the applicable class. Your portion of the aggregate outstanding balance of a class of notes will be the product of:

•

the original denomination of your note; and

•

the applicable pool factor.

Noteholders will receive reports on or about each distribution date concerning various matters, including the payments the issuing entity has received on the related trust student loans, the pool balance, the applicable pool factor and various other items of information. See “Additional Information Regarding the Notes—Reports to Noteholders,” above.

CERTAIN LEGAL ASPECTS OF THE STUDENT LOANS

Transfer of Student Loans

Each seller intends that the transfer of the student loans by it to the depositor will constitute a valid sale and assignment of those loans. We intend that the transfer of the student loans by us to the issuing entity or the eligible lender trustee on behalf of the issuing entity, as applicable, will also constitute a valid sale and assignment of those loans. Nevertheless, if the transfer of the student loans by a seller to the depositor, or the transfer of those loans by us to the eligible lender trustee or issuing entity, as applicable, is deemed to be an assignment of collateral as security, then a security interest in the FFELP student loans may be perfected under the provisions of the Higher Education Act by either taking possession of the promissory note or a copy of the master promissory note evidencing the loan or by filing of notice of the security interest in the manner provided by the applicable Uniform Commercial Code, or the UCC as it is commonly known, for perfection of security interests in accounts.

Accordingly:

•

A financing statement or statements covering the student loans naming each seller, as debtor, will be filed under the UCC to protect the interest of the depositor in the event that the transfer by that seller is deemed to be an assignment of collateral as security; and

•

A financing statement or statements covering the trust student loans naming the depositor, as debtor, will also be filed under the UCC to protect the interest of the issuing entity or the eligible lender trustee, as applicable, in the event that the transfer by the depositor is deemed to be an assignment of collateral as security.

If the transfer of the student loans is deemed to be an assignment as security for the benefit of the depositor or an issuing entity, there are limited circumstances under the UCC in which prior or subsequent transferees of student loans could have an interest in the student loans with priority over the related trustee’s or eligible lender trustee’s, as the case may be, interest. A tax or other government lien on property of the seller or the depositor arising before the time a student loan comes into existence may also have priority over the interest of the depositor or the issuing entity or the eligible lender trustee, as applicable, in the student loan. Under the purchase agreement and sale agreement, however, each seller or the depositor, as applicable, will warrant that it has transferred the student loans to the depositor or the issuing entity or the eligible lender trustee, as applicable, free and clear of the lien of any third party. In addition, each seller and the depositor each will covenant that it will not sell, pledge, assign, transfer or grant any lien on any student loan held by an issuing entity or any interest in that loan other than to the depositor or the issuing entity or the eligible lender trustee, as applicable.  The administrator will be required to maintain the perfected security interest status by filing all requisite continuation statements.

Under the servicing agreement, the servicer as custodian will have custody of the promissory notes evidencing the student loans. Although the records of each seller, the depositor and the servicer will be marked to indicate the sale and although, each seller and the depositor will cause UCC financing statements to be filed with the appropriate authorities, the student loans will not be physically segregated, stamped or otherwise marked to indicate that the student loans have been sold to the depositor and to the issuing entity or the eligible lender trustee, as applicable. If, through inadvertence or otherwise, any of the student loans were sold to another party that:

•

purchased the student loans in the ordinary course of its business,

•

took possession of the student loans, and

•

acquired the student loans for new value and without actual knowledge of the eligible lender trustee’s or issuing entity’s interest, as the case may be,

then that purchaser might acquire an interest in the student loans superior to the interest of the depositor and the issuing entity or the eligible lender trustee, as applicable.

Consumer Protection Laws

Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance. Also, some state laws impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon lenders who fail to comply with their provisions. The requirements generally do not apply to federally sponsored student loans. The depositor or an issuing entity, however, may be liable for violations of consumer protection laws that apply to the student loans, either as assignee from a seller or the depositor or as the party directly responsible for obligations arising after the transfer. For a discussion of an issuing entity’s rights if the student loans were not originated or serviced in compliance in all material respects with applicable laws, see “Transfer and Servicing Agreements—Sale of Student Loans to the Issuing Entity; Representations and Warranties of the Depositor” and “Servicing and Administration—Servicer Covenants” in this prospectus.

Loan Origination and Servicing Procedures Applicable to Student Loans

FFELP Student Loans.  The Higher Education Act, including the implementing regulations, imposes specific requirements, guidelines and procedures for originating and servicing federally sponsored student loans. Generally, those procedures require that (1) completed loan applications be processed, (2) a determination of whether an applicant is an eligible borrower under applicable standards be made, including a review of a financial need analysis, (3) the borrower’s responsibilities under the loan be explained to him or her, (4) the promissory note evidencing the loan be executed by the borrower and (5) the loan proceeds be disbursed in a specified manner by the lender. After the loan is made, the lender must establish repayment terms with the borrower, properly administer deferments and forbearances and credit the borrower for payments made on the loan.  If a borrower becomes delinquent in repaying a loan, a lender or its servicing agent must perform collection procedures, primarily telephone calls and demand letters, which vary depending upon the length of time a loan is delinquent.

The servicer will perform collection and servicing procedures on behalf of the issuing entities.  In performing these functions, the servicer will be required to service and collect loans in the same manner as substantially similar loans owned by Wells Fargo Bank and its affiliates.  Failure of the servicer to follow these procedures or failure of the originator of the loan to follow procedures relating to the origination of the FFELP student loans could result in adverse consequences. Any failure could result in the U.S. Department of Education’s refusal to make reinsurance payments to the guarantors or to make interest subsidy payments or special allowance payments to the eligible lender trustee.

Private Credit Student Loans.  If the private credit student loans in any issuing entity are insured, the surety bond, including the rules and regulations for that program, imposes specific requirements and procedures for originating and servicing those student loans.  Generally, those procedures require that (1) completed loan applications be processed, (2) a determination of whether an applicant is an eligible borrower under applicable standards be made, including a review of a financial need analysis, (3) the borrower’s responsibilities under the loan be explained to him or her, (4) the promissory note evidencing the loan be executed by the borrower and (5) the loan proceeds be disbursed in a specified manner by the lender.  After the loan is made, the lender must establish repayment terms with the borrower, properly administer deferments and forbearances and credit the borrower for payments made on the loan.  If a borrower becomes delinquent in repaying a loan, a lender or its servicing agent must perform collection procedures, primarily telephone calls and demand letters, which vary depending upon the length of time a loan is delinquent.

The servicer will perform collection and servicing procedures on behalf of the issuing entities.  In performing these functions, the servicer will be required to service and collect loans in the same manner as substantially similar loans owned by Wells Fargo Bank and its affiliates.  Failure of the servicer to follow these procedures or failure of the originator of the loan to follow procedures relating to the origination of the student loans could result in adverse consequences.

Student Loans Generally Not Subject to Discharge in Bankruptcy

FFELP student loans and other student loans made for qualified education expenses are generally not dischargeable by a borrower in bankruptcy under the U.S. Bankruptcy Code, unless excepting this debt from discharge will impose an undue hardship on the debtor and the debtor’s dependents.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is, in the opinion of McKee Nelson LLP, federal tax counsel to the depositor and the issuing entity, a discussion of all material U.S. federal income tax consequences of the purchase, ownership and disposition of the notes.  It does not deal with U.S. federal income tax consequences applicable to all categories of holders, some of which may be subject to special rules, and it also does not address U.S. federal income tax and withholding issues relating to the holding of the notes through partnerships or entities treated as partnerships for U.S. federal income tax purposes.  Moreover, it does not deal with the U.S. federal income tax consequences to holders who hold the notes as part of a hedging transaction or straddle.

There are no cases or IRS rulings on similar transactions.  As a result, the IRS may disagree with all or a part of the discussion below.  Prospective investors should consult their tax advisors as to the federal, state, local, foreign and any other tax consequences of the purchase, ownership and disposition of the notes.

The following summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder and judicial or ruling authority.  These authorities are all subject to change, which change may be retroactive.

Each issuing entity will be provided with an opinion of federal tax counsel regarding the U.S. federal income tax matters discussed below.  An opinion of federal tax counsel, however, is not binding on the IRS or the courts.  No ruling on any of the issues discussed below will be sought from the IRS.

For purposes of this summary, references to the issuing entity, the notes and related terms, parties and documents refer, unless described differently in this prospectus, to each issuing entity and the notes and related terms, parties and documents applicable to that issuing entity.  References to a holder of a note generally are deemed to refer to the beneficial owner of the note.

Tax Characterization of the Issuing Entity

Federal tax counsel will deliver its opinion to the issuing entity that the issuing entity will not be an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.  This opinion will be based on the assumption that the terms of the trust agreement and related documents will be complied with.

Tax Consequences to Holders of Notes

Treatment of the Notes as Indebtedness.  Except as described in the related prospectus supplement, federal tax counsel will deliver an opinion that the notes will qualify as debt for U.S. federal income tax purposes.  The depositor will agree, and the noteholders will agree by their purchase of the notes, to treat the notes as debt for U.S. federal income tax purposes.  The discussion below assumes this characterization of the notes is correct.  Treatment of the notes as equity interests could have adverse tax consequences to certain holders.  For example, all or a portion of the income accrued by tax-exempt entities, including pension funds, would be “unrelated business taxable income,” income to foreign holders could be subject to U.S. federal income tax and U.S. federal income tax return filing and withholding requirements, and individual holders might be subject to limitations on their ability to deduct their shares of trust expenses, including losses.  Noteholders should consult their own tax advisors regarding the possibility that the notes could be treated as equity interests.

Tax Consequences of Interest-Only Notes, Principal-Only Notes and Accretion Notes.  If the issuing entity issues interest-only notes, principal-only notes or accretion notes as specified in the related prospectus supplement, the discussion of the tax consequences of holding such notes will be set out in that prospectus supplement.

Stated Interest and OID.  Qualified stated interest on the notes will be taxable as ordinary income for federal income tax purposes when received or accrued in accordance with the method of tax accounting of the holder of the notes.  Stated interest other than qualified stated interest must be accrued under the rules applicable to original issue discount (“OID”).  Stated interest must be unconditionally payable at least annually and be considered a fixed rate, a qualified floating rate or an objective rate to be qualified stated interest.  Interest is unconditionally payable if reasonable legal remedies exist to compel timely payment or the debt instrument otherwise provides terms and conditions that make late payment or nonpayment sufficiently remote.  If any interest on a note could be considered “contingent” (i.e., not a qualified floating rate or an objective rate), the related prospectus supplement will contain additional disclosure.  Interest on a subordinate note may not qualify as qualified stated interest if it is subject to deferral in certain circumstances.  Nonetheless, absent guidance on this point, the issuing entity does not intend to report interest on subordinate notes as other than qualified stated interest solely because of the potential interest deferral which may result from the subordination feature.  The discussion below assumes that all payments on the notes are denominated in U.S. Dollars, and that the interest formula for the notes meets the requirements for “qualified stated interest” under Treasury regulations relating to OID, or OID, except as described below.  If these conditions are not satisfied with respect to a series of notes, additional tax considerations with respect to the notes will be disclosed in the related prospectus supplement.

A note will be treated as issued with OID if the excess of the note’s “stated redemption price at maturity” over its issue price equals or exceeds a de minimis amount equal to 1/4 of 1 percent of the note’s stated redemption price at maturity multiplied by the number of years to its maturity, based on the anticipated weighted average life of the notes, calculated using the “prepayment assumption,” if any, used in pricing the notes and weighing each payment by reference to the number of full years elapsed from the closing date prior to the anticipated date of such payment.  Generally, the issue price of a note should be the first price at which a substantial amount of the notes is sold to other than placement agents, underwriters, brokers or wholesalers.  The stated redemption price at maturity of a note of a series is generally equal to all payments on a note other than payments of “qualified stated interest.” Assuming that interest is qualified stated interest, the stated redemption price is generally expected to equal the principal amount of the note.  Absent an election to accrue all income from a note under the OID rules, any de minimis OID must be included in income as principal payments are received on the notes in the proportion that each such payment bears to the original principal balance of the note.  See “—Election to Treat All Interest as OID” in this prospectus.  The treatment of the resulting gain is subject to the general rules discussed under “—Sale or Other Disposition” in this prospectus.

If the notes are treated as issued with OID, a holder will be required to include such OID in income before the receipt of cash attributable to such income using a constant yield method.  The amount of OID generally includible in income is the sum of the daily portions of OID with respect to a note for each day during the taxable year or portion of the taxable year in which the holder holds the note.  Special provisions apply to debt instruments on which payments may be accelerated due to prepayments of other obligations securing those debt instruments.  Under these provisions, the computation of OID on such debt instruments must be determined by taking into account both the prepayment assumption, if any, used in pricing the debt instrument and the actual prepayment experience.  As a result of these special provisions, the amount of OID on the notes that will accrue in any given accrual period may either increase or decrease depending upon the actual prepayment rate.  Holders of the notes should consult their own tax advisors regarding the impact of the OID rules in the event that notes are issued with OID.

In the event a holder purchases a note issued with OID at an acquisition premium—that is, at a price in excess of its “adjusted issue price” but less than its stated redemption price—the amount includible in income in each taxable year as OID is reduced by that portion of the excess properly allocable to such year.  The adjusted issue price of a note is the sum of its issue price plus prior accruals of OID, reduced by the total payments made with respect to the note in all prior periods, other than “qualified stated interest” payments.  Acquisition premium is allocated on a pro rata basis to each accrual of OID, so that the holder is allowed to reduce each accrual of OID by a constant fraction.

An initial holder who owns an interest in more than one class of notes with respect to a series should be aware that the OID regulations may treat such interests as a single debt instrument for purposes of the OID provisions of the Code.

Market Discount.  The notes, whether or not issued with OID, may be subject to the “market discount rules” of Section 1276 of the Code.  In general, these rules apply if the holder purchases the note at a market discount—that is, a discount from its stated redemption price at maturity or, if the notes were issued with OID, adjusted issue price—that exceeds a de minimis amount specified in the Code.  If the holder acquires the note at a market discount and (a) recognizes gain upon a disposition, or (b) receives payments that do not constitute qualified stated interest, the lesser of (1) such gain or payment, or (2) the accrued market discount that has not previously been included in income, will be taxed as ordinary interest income.

Generally, based on the legislative history of the market discount provisions, market discount should be accrued in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, computed taking into account the prepayment assumption, if any, or in the case of a note issued with OID, in the ratio of OID accrued for the relevant period to the sum of the OID accrued for that period plus the remaining OID as of the end of such period.  A holder may elect, however, to determine accrued market discount under the constant yield method, computed taking into account the prepayment assumption, if any.  The treatment of the resulting gain is subject to the general rules discussed under “—Sale or Other Disposition” in this prospectus.

Limitations imposed by the Code which are intended to match deductions with the taxation of income may defer deductions for interest on indebtedness incurred or continued, or short-sale expenses incurred, to purchase or carry a note with accrued market discount.  A holder may elect to include market discount in gross income as it accrues.  If it makes this election, the holder will not be required to defer deductions.  Any such election will apply to all debt instruments acquired by the holder on or after the first day of the first taxable year to which such election applies.  The adjusted basis of a note subject to such election will be increased to reflect market discount included in gross income, thereby reducing any gain or increasing any loss on a sale or taxable disposition.

Amortizable Bond Premium.  In general, if a holder purchases a note at a premium—that is, an amount in excess of the amount payable at maturity—the holder will be considered to have purchased the note with “amortizable bond premium” equal to the amount of such excess.  A holder may elect to amortize such bond premium as an offset to interest income and not as a separate deduction item as it accrues under a constant yield method, or one of the other methods described under “—Market Discount” in this prospectus over the remaining term of the note, using the prepayment assumption, if any.  A holder’s tax basis in the note will be reduced by the amount of the amortized bond premium.  Any such election will apply to all debt instruments, other than instruments the interest on which is excludible from gross income, held by the holder at the beginning of the first taxable year for which the election applies or thereafter acquired and is irrevocable without the consent of the IRS.  Bond premium on a note held by a holder who does not elect to amortize the premium will decrease the gain or increase the loss otherwise recognized on the disposition of the note.

Election to Treat All Interest as OID.  A holder may elect to include in gross income all interest with respect to the notes, including stated interest, OID, de minimis OID, market discount, de minimis market discount, and unstated interest, as adjusted by any amortizable bond premium or acquisition premium, using the constant yield method described under “—Stated Interest and OID” in this prospectus.  This election will generally apply only to the specific note for which it was made, but if the note has market discount or bond premium such election is deemed to make the market discount accrual or bond premium amortization elections discussed above.  It may not be revoked without the consent of the IRS.  Holders should consult their own tax advisors before making this election.

Sale or Other Disposition.  If a holder of a note sells the note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder’s adjusted tax basis in the note.  The adjusted tax basis will equal the holder’s cost for the note, increased by any market discount, OID and gain previously included by the holder in income with respect to the note, and decreased by the amount of any bond premium previously amortized and by the amount of principal payments previously received by the note holder with respect to the note.  Any such gain or loss will be capital gain or loss if the note was held as a capital asset, except for gain representing accrued interest, accrued market discount not previously included in income and in the event of a prepayment or redemption, any not yet accrued OID.  Capital gains or losses will be long-term capital gains or losses if the note was held for more than one year.  Capital losses generally may be used only to offset capital gains and by an individual taxpayer only to the extent of capital gains plus $3,000 of other income.

Waivers and Amendments.  An indenture for a series may permit noteholders to waive an event of default or rescind an acceleration of the notes in certain circumstances upon a vote of the requisite percentage of the holders of outstanding notes.  Any such waiver or rescission, or any amendment of the terms of the notes, could be treated for federal income tax purposes as a constructive exchange by a holder of the notes for new notes, upon which deemed exchange gain or loss might be recognized for federal income tax purposes.

Tax Consequences to Foreign Investors.  The following information describes the material U.S. federal income tax treatment of investors in the notes that are foreign persons.

The term “foreign person” means any person other than:

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a citizen or individual resident of the United States;

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a corporation or partnership (including an entity treated as such) created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

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an issuing entity whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the issuing entity.

To the extent provided in Treasury regulations, however, some trusts in existence on August 20, 1996, and treated as U.S. persons prior to that date, that elect to continue to be treated as U.S. persons, will be U.S. persons and not foreign persons.

Interest paid or accrued to a foreign person that is not effectively connected with the conduct of a trade or business within the United States by the foreign person will generally be considered “portfolio interest” and generally will not be subject to United States federal income tax and withholding tax, as long as the foreign person:

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is not actually or constructively a holder of 10% of the equity of the issuing entity or a “controlled foreign corporation” with respect to which the issuing entity is a “related person” within the meaning of the Code, and

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provides an appropriate statement, signed under penalty of perjury, certifying that the holder is a foreign person and providing that foreign person’s name and address; for beneficial owners that are individuals or entities treated as corporations, this certification may be made on IRS Form W-8BEN; if the information provided in this statement changes, the foreign person must report that change within 30 days of such change; absent a change in information, an IRS Form generally remains valid until the beginning of the fourth calendar year after it was last signed.

If this interest were not portfolio interest, then it would be subject to United States federal income and withholding tax at a current rate of 30% unless reduced or eliminated pursuant to an applicable income tax treaty.

Any capital gain realized on the sale or other taxable disposition of a note by a foreign person will be exempt from United States federal income and withholding tax, provided that:

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the gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person, and

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in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year and certain other requirements are met.

If the interest, gain or income on a note held by a foreign person is effectively connected with the conduct of a trade or business in the United States by the foreign person, the holder—although exempt from the withholding tax previously discussed if a duly executed IRS Form W-8ECI is furnished—generally will be subject to United States federal income tax on the interest, gain or income at regular federal income tax rates.  In addition, if the foreign person is a foreign corporation, it is subject to a branch profits tax equal to 30% of its “effectively connected earnings and profits” within the meaning of the Code for the taxable year, as adjusted for certain items, unless it qualifies for a lower rate or an exemption under an applicable tax treaty.

Information Reporting and Backup Withholding.  The indenture trustee will be required to report annually to the IRS, and to each noteholder, the amount of interest paid on, or the proceeds from the sale or other disposition of, the notes and the amount withheld for federal income taxes, if any, for each calendar year, except as to exempt recipients—generally, corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, individual retirement accounts, or nonresident aliens who provide certification as to their status.  Each noteholder other than one who is not subject to the reporting requirements will be required to provide, under penalty of perjury, a certificate containing its name, address, correct federal tax payer identification number (“TIN”), which includes a social note number, and a statement that the holder is not subject to backup withholding.  Should a non-exempt noteholder fail to provide the required certification or should the IRS notify the indenture trustee or the issuing entity that the holder has provided an incorrect federal TIN or is otherwise subject to backup withholding, the indenture trustee or the issuing entity will be required to withhold at a prescribed rate from the interest otherwise payable to the noteholder, or the proceeds from the sale or other disposition of the notes, and remit the withheld amounts to the IRS as a credit against the holder’s federal income tax liability.

Special Tax Consequences to Holders of Non-U.S. Dollar-Denominated Notes

The discussion under this heading addresses the U.S. federal income tax consequences to a holder (which, as stated above, is assumed to be a U.S. person for purposes of this discussion) whose functional currency is the U.S. Dollar of the ownership and disposition of notes denominated in a currency other than U.S. Dollars (“foreign exchange notes”).

With respect to currencies other than U.S. Dollars, currency gains and losses are generally subject to special timing and characterization rules.  Such rules, however, will not apply to a holder who enters into a “qualified hedging transaction.” A qualified hedging transaction is an integrated economic transaction consisting of a “qualifying debt instrument,” as defined in section 1.988-5(a)(3) of the Treasury regulations, and a “section 1.988-5(a) hedge,” as defined in section 1.988-5(a)(4) of the Treasury regulations.  Generally, a qualified hedging transaction, if properly identified as an integrated economic transaction by either the U.S. holder or the IRS, is treated as a single transaction for U.S. federal income tax purposes, the effect of which is to treat a holder as owning a U.S. Dollar-denominated synthetic debt instrument.  See “U.S. Federal Income Tax Consequences—Tax Consequences to Holders of Notes” in this prospectus.  For purposes of the discussion that follows, it is assumed that qualified hedging transactions will not be entered into with respect to foreign exchange notes.

A holder of a foreign exchange note who uses the cash method of accounting will be required to include in income the U.S. Dollar value of the applicable currency denominated interest payment determined on the date the payment is received by using the spot rate for that date regardless of whether the payment is in fact converted to U.S. Dollars at that time.  The U.S. Dollar value of the applicable currency will be the holder’s tax basis in such currency.

A holder of a foreign exchange note who uses the accrual method will be required to include in income the U.S. Dollar value of the amount of interest income that has accrued and is otherwise required to be taken into account with respect to a foreign exchange reset rate note during the applicable accrual period.  The U.S. Dollar value of the accrued income will be determined by translating the income at the average rate of exchange for the accrual period or, with respect to an accrual period that spans two taxable years, at the average rate for the partial period within the taxable year.  The holder will recognize ordinary income or loss with respect to accrued interest income on the date the payment in respect of such income, including a payment attributable to accrued but unpaid interest upon the sale, exchange or retirement of a foreign exchange note, is actually received.  The amount of ordinary income or loss recognized will equal the difference between the U.S. Dollar value of the applicable currency denominated payment received, determined on the date the payment is received by using the spot rate for that date, in respect of the accrual period and the U.S. Dollar value of interest income that has accrued during such accrual period, as discussed above.

A holder of a foreign exchange note who uses the accrual method may elect to translate interest income into U.S. Dollars at the spot rate on the last day of the interest accrual period (or, in the case of an accrual period that spans two taxable years, at the exchange rate in effect on the last day of the partial period within the taxable year) or, if the date of receipt is within five business days of the last day of the interest accrual period or taxable year, the spot rate on the date of receipt (“spot accrual convention”; the amount of such translated interest income is referred to below as the “translated amount”).  A holder of a foreign exchange note that makes such an election must apply it consistently to all debt instruments held by such holder at the beginning of the first taxable year to which the election applies or thereafter acquired by such holder and cannot change the election without the consent of the IRS.

A holder’s tax basis in a foreign exchange note will be the U.S. Dollar value of the applicable currency denominated amount paid for such note determined on the date of its purchase.  A holder of a foreign exchange note who purchases a foreign exchange note with previously owned non-U.S. Dollar currency will recognize ordinary income or loss in an amount equal to the difference, if any, between such holder’s tax basis in the applicable currency and the U.S. Dollar fair market value of the foreign exchange note on the date of purchase.

Gain or loss realized upon the sale, exchange or retirement of a foreign exchange note that is attributable to fluctuations in currency exchange rates will be ordinary income or loss and will not be treated as interest income or expense.  With respect to an individual holder, any such loss could constitute a miscellaneous itemized deduction subject to the 2% floor on such deductions and non-deductibility for alternative minimum tax purposes.  As noted above, a holder of a foreign exchange note who uses the cash method of accounting will determine the holder’s interest income inclusion using the spot rate on the date of payment.  In addition, currency gains or losses with respect to the principal balance of the foreign exchange notes will be recognized in amounts equal to the difference between:

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the U.S. Dollar value of the applicable currency denominated principal balance determined on the date such payment is received or the foreign exchange note is disposed of by using the spot rate for the date of receipt or disposition, and

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the U.S. Dollar value of such currency denominated principal balance determined on the date the holder acquired the foreign exchange note by using the spot rate for the date of acquisition.

In the case of an accrual method taxpayer, gain or loss attributable to fluctuations in exchange rates will equal the sum of:

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the difference between: (1) the U.S. Dollar value of the applicable currency denominated principal balance of the foreign exchange note, determined on the date such payment is received or the note is disposed of, by using the spot rate for the rate for the date of receipt or disposition, and (2) the U.S. Dollar value of such currency denominated principal balance of the foreign exchange note, determined on the date the holder acquired such note, by using the spot rate for the date of acquisition, and

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the difference between: (1) the U.S. Dollar value of the payment of any accrued interest on the foreign exchange note, determined on the date such payment is received or the note is disposed of, by using the spot rate for the date of receipt or disposition, and (2) the translated amount.

The non-U.S. Dollar currency gain or loss will be recognized only to the extent of the total gain or loss realized by a holder of a foreign exchange note on the sale, exchange or retirement of such note.  Any non-U.S. Dollar currency gain or loss recognized by a holder will be treated as U.S. source gain or loss.  Any gain or loss realized by such a holder in excess of the non-U.S. Dollar currency gain or loss will generally be capital gain or loss.  Holders who realize a loss on the sale, exchange or other disposition of their foreign exchange notes and who repurchase such notes within 30 days should be aware that their ability to recognize the loss might be limited by Section 1091 of the Code.

OID, if any, on a foreign exchange note will be determined for any accrual period in the relevant currency and then translated into U.S. Dollars in the same manner as interest income accrued by a holder on the accrual basis.  Likewise, upon receipt of payment attributable to OID (whether in connection with a payment of principal or the sale, exchange or retirement of a foreign exchange note), a holder will recognize exchange gain or loss to the extent of the difference between such holder’s basis in the accrued OID (determined in the same manner as for accrued interest) and the translated amount of such OID, i.e., the U.S. Dollar value of such payment (determined by translating any non-U.S. Dollar-denominated amount received at the spot rate on the date of payment).  Generally, any such exchange gain or loss will be ordinary income or loss and will not be treated as interest income or expense.  With respect to an individual holder, any such loss could constitute a miscellaneous itemized deduction subject to the 2% floor on such deductions and non-deductibility for alternative minimum tax purposes.

Except with respect to a holder who does not elect to amortize bond premium under Section 171 of the Code, any bond premium on a foreign exchange note will be determined for an accrual period in the applicable currency, and such amount will reduce (in units of the relevant currency) the amount of interest income that the holder would otherwise report with respect to such notes.  As described above, a holder who uses the cash method of accounting would translate interest income based on the spot rate on the date of receipt, and a U.S. holder who uses the accrual method of accounting would translate interest income based on the average exchange rate for the accrual period, unless such holder elected to use the spot accrual convention.  Additionally, exchange gain or loss will be recognized with respect to bond premium by treating the portion of the premium amortized in an accrual period as a return of principal.

Market discount on a foreign exchange note is also determined in the applicable currency.  In the case of a holder who does not elect current inclusion, accrued market discount is translated into U.S. Dollars at the spot rate on the date of disposition.  No part of such accrued market discount is treated as exchange gain or loss.  In the case of a holder of a foreign exchange note who elects current inclusion, the amount currently includible in income for a taxable year is the U.S. Dollar value of the market discount that has accrued during such year, determined by translating such market discount in the same manner as interest income accrued by a holder on the accrual basis.  Such an electing holder will recognize exchange gain or loss with respect to accrued market discount under the same rules as apply to accrued interest on a foreign exchange note received by a holder on the accrual basis.

For a discussion of U.S. federal income tax consequences to non-U.S. holders of a note denominated in a currency other than U.S. Dollars, see “U.S. Federal Income Tax Consequences—Tax Consequences to Holders of Notes—Tax Consequences to Foreign Investors” in this prospectus.

Reportable Transaction Disclosure Statement.  Pursuant to U.S. Treasury regulations, any taxpayer who has participated in a “reportable transaction” and who is required to file a U.S. federal income tax return must generally attach a disclosure statement disclosing such taxpayer’s participation in the reportable transaction to the taxpayer’s tax return for each taxable year in which the taxpayer participated in the reportable transaction.  Reportable transactions include transactions that produce a foreign exchange loss of at least $50,000, for taxpayers that are individuals or trusts, or higher amounts, for certain other non-individual taxpayers.  Holders of foreign exchange notes may be required to report on IRS Form 8886 any sale, retirement or other taxable disposition of foreign exchange notes if such holders recognize a foreign exchange loss that exceeds the threshold amounts for that holder.  Holders are strongly encouraged to consult with their own tax advisors concerning the implications of the reportable transaction disclosure requirements in light of their particular circumstances.

Special Tax Consequences to Holders of Auction Rate Notes

The following discussion summarizes certain U.S. federal income tax consequences to a holder pertaining to the auction procedure for setting the interest rate and other terms of auction rate notes.  For a general summary of the U.S. federal income tax accounting treatment applicable to holders of auction rate notes, holders should refer to “U.S. Federal Income Tax Consequences—Tax Consequences to Holders of Notes” in this prospectus.

Although not free from doubt, the reset of the interest rate and other terms of the auction rate notes through the auction procedure will not constitute a modification of the notes or a retirement and reissuance of the notes under applicable Treasury regulations.  Accordingly, a holder of an auction rate note will not realize gain or loss upon an auction.  In addition, solely for purposes of determining OID thereon, the auction rate notes will be treated as maturing on each auction date for an amount equal to their fair market value on that date, which generally will be equal to the principal amount thereof by virtue of an auction procedure, and reissued on the same date for the same value.  As a consequence, the auction rate notes generally will not be treated as bearing OID solely because interest rates are set under the auction procedure, although OID could arise by virtue of the terms of the auction rate notes arrived at in the reset procedure, e.g., if the maximum rate became applicable to the auction rate notes.

If, contrary to the foregoing analysis, the auction procedures were determined to give rise to a new indebtedness for federal income tax purposes, the auction rate notes could be treated as debt instruments that mature on each auction date.  Alternatively, the auction rate notes could be treated as bearing contingent interest under applicable Treasury regulations.  Under such regulations, the amount treated as taxable interest to a holder of an auction rate note in each accrual period would be a hypothetical amount based upon the issuing entity’s current borrowing costs for comparable, noncontingent debt instruments (the “noncontingent bond method”), and a holder of an auction rate note might be required to include interest in income in excess of actual cash payments received for certain taxable periods.  In addition, if the auction rate notes were treated as contingent payment obligations, any gain upon their sale or exchange would be treated as ordinary income, any loss would be ordinary loss to the extent of the holder’s prior ordinary income inclusions with respect to the auction rate notes, and the balance would generally be treated as capital loss.

Special Tax Consequences to Holders of Reset Rate Notes

The following discussion summarizes certain U.S. federal income tax consequences to a holder pertaining to the reset procedure for setting the interest rate, currency and other terms of a class of reset rate notes.

As a general matter, notes that are subject to reset and remarketing provisions are not treated as repurchased and reissued or modified at the time of such reset.  Unlike more typical reset rate notes, reset rate notes that are denominated in a currency other than U.S. Dollars (“foreign exchange reset rate notes”) are subject to a mandatory tender on the subsequent reset date and other unusual remarketing terms facilitated by the related currency swap agreements, both of which are indicative of treatment as newly issued instruments upon such reset date.  Accordingly, although not free from doubt, the remarketing of foreign exchange reset rate notes pursuant to the reset procedures will constitute a retirement and reissuance of such notes under applicable Treasury regulations.  In contrast, reset rate notes denominated in U.S. Dollars (“U.S. Dollar reset rate notes”) will be subject to more typical reset procedures unless they are reset and remarketed into a currency other than U.S. Dollars.  Thus, subject to the discussion under “—Possible Alternative Treatment of the Reset Rate Notes” in this prospectus, a non-tendering holder of a U.S. Dollar reset rate note will not realize gain or loss if the note continues to be denominated in U.S. Dollars, and such note will be deemed to remain outstanding until the note is reset into a currency other than U.S. Dollars or until some other termination event (e.g., the call option is exercised, the stated maturity date is reached or the principal balance of the notes is reduced to zero).  Although not free from doubt, in the event a U.S. Dollar reset rate note is reset into a currency other than U.S. Dollars (an event triggering a mandatory tender by all existing holders), the note will be treated as retired and reissued upon such reset.

Regardless of whether they constitute U.S. Dollar reset rate notes or foreign exchange reset rate notes, under applicable Treasury regulations, solely for purposes of determining OID thereon, the reset rate notes will be treated as maturing on each reset date for their principal balance on such date and reissued on the reset date for the principal balance resulting from the reset procedures.

If a failed remarketing occurs, for U.S. federal income tax purposes, the reset rate notes will be deemed to remain outstanding until a reset date on which they are subject to mandatory tender (i.e., in the case of the U.S. Dollar reset rate notes, they are successfully remarketed into a currency other than U.S. Dollars, or in the case of the foreign exchange reset rate notes, until the subsequent reset date on which a successful remarketing occurs), or until some other termination event (e.g., the call option is exercised, the stated maturity date is reached or the principal balance of the notes is reduced to zero).

If the call option is exercised, the reset rate notes will be considered retired for U.S. federal income tax purposes.  As a result, the subsequent resale of the reset rate notes to holders unrelated to the issuing entity will be considered a new issuance of the reset rate notes.  The issue price, OID, if any, holding period and other tax-related characteristics of the reset rate notes will accordingly be redetermined on the premise that the reset rate notes will be newly issued on the date on which the reset rate notes are resold.

Tax Accounting for Holders of the Reset Rate Notes.  For a summary of the U.S. federal income tax accounting treatment of the U.S. Dollar reset rate notes, holders of such notes should refer to “U.S. Federal Income Tax Consequences—Tax Consequences to Holders of Notes” in this prospectus, and for a summary of the U.S. federal income tax accounting treatment of foreign exchange reset rate notes, holders of such notes should refer to “U.S. Federal Income Tax Consequences—Special Tax Consequences to Holders of Non-U.S. Dollar-Denominated Notes” in this prospectus.  The tax accounting treatment described in those sections assumes that the conclusions in the discussion under “U.S. Federal Income Tax Consequences—Special Tax Consequences to Holders of Reset Rate Notes” in this prospectus are correct but is subject to the discussion under the heading “—Possible Alternative Treatment of the Reset Rate Notes” in this prospectus.

Possible Alternative Treatment of the Reset Rate Notes.  There can be no assurance that the IRS will agree with the above conclusions as to the expected treatment of the reset rate notes, and it is possible that the IRS could assert another treatment and that such treatment could be sustained by the IRS or a court in a final determination.  Contrary to the treatment for U.S. Dollar reset rate notes discussed under the heading “U.S. Federal Income Tax Consequences—Special Tax Consequences to Holders of Reset Rate Notes” in this prospectus, it might be contended that a remarketing of U.S. Dollar reset rate notes that continue to be denominated in U.S. Dollars pursuant to such remarketing will result in the material modification of such notes and will give rise to a new indebtedness for U.S. federal income tax purposes.  Given the open-ended nature of the reset mechanism, the possibility that U.S. Dollar reset rate notes that continue to be denominated in U.S. Dollars upon a reset may be deemed to mature and be reissued on the applicable reset date is somewhat greater than if the reset procedures were merely a device to reset interest rates on a regular basis.  Alternatively, even if the reset mechanism did not cause a deemed reissuance of such U.S. Dollar reset rate notes, such notes could be treated as bearing contingent interest under applicable Treasury regulations.  See “U.S. Federal Income Tax Consequences—Special Tax Consequences to Holders of Auction Rate Notes” in this prospectus for a discussion of such regulations.

It might also be contended that U.S. Dollar reset rate notes that are reset to a currency other than U.S. Dollars or foreign exchange reset rate notes that are successfully remarketed should not be treated as maturing on the reset date, and instead should be treated as maturing on their stated maturity date or over their weighted average life for U.S. federal income tax purposes.  Even if such reset rate notes were not so treated, applicable Treasury regulations generally treat reset rate notes as maturing on the reset date for purposes of calculating OID.  Such regulations probably would apply to the reset rate notes, although a different result cannot be precluded given the unusual features of the reset rate notes.  In the event that U.S. Dollar reset rate notes that are reset to a currency other than U.S. Dollars or foreign exchange reset rate notes that are successfully remarketed were not treated as maturing on the reset date (e.g., such reset rate notes were treated as maturing on their stated maturity date or over their weighted average life for U.S. federal income tax purposes), it might also follow that such reset rate notes should be treated as bearing contingent interest.  It is not entirely clear how such an instrument would be treated for tax accounting purposes.  Treasury regulations governing the treatment of contingent payment debt instruments providing for payments denominated in or by reference to a non-U.S. Dollar currency may apply to the reset rate notes under this alternative characterization.  The rules set forth in these regulations are complex and their potential application to the reset rate notes is not clear.  Holders are strongly encouraged to consult with their own tax advisors regarding the tax treatment of the reset rate notes if the reset rate notes were recharacterized in the manner described in this paragraph.

EUROPEAN UNION DIRECTIVE ON THE TAXATION OF SAVINGS INCOME

The European Union has adopted a Directive regarding the taxation of savings income. Member states of the European Union (“Member States”) are required to provide to the tax authorities of other Member States details of payments of interest and other similar income paid by a person to an individual in another Member State, except that Austria, Belgium and Luxembourg have instead opted to impose a withholding system for a transitional period unless during such period they elect otherwise.

The withholding tax provisions of the Directive could apply to payments on notes made through the Luxembourg paying agent. It is expected that holders will be able to take steps to keep payments from being subject to such withholding tax, for example, by receiving payments from a paying agent within the European Union but outside Luxembourg, Belgium and Austria (such as from the United Kingdom), although we cannot preclude the possibility that withholding tax will eventually be levied in some situations. In any event, details of payments made from a Member State on the notes will likely have to be reported to the tax or other relevant authorities under the Directive or local law, including, for example, to Member States in cases where recipients are located in the jurisdiction where payments are actually made.

STATE TAX CONSEQUENCES

The above discussion does not address the tax treatment of the related issuing entity or the notes, or the holders of the notes of any series under any state or local tax laws.  The activities of the servicer, and the subservicers, if any, in servicing and collecting the trust student loans will take place at each of the locations at which the operations of the servicer, and the subservicers, if any, are conducted and, therefore, different tax regimes apply to the issuing entity and the holders of the notes.  Prospective investors are urged to consult with their own tax advisors regarding the state and local tax treatment of the issuing entity as well as any state and local tax consequences to them of purchasing, owning and disposing of the notes.

* * *

The federal and state tax discussions described above are included for general information only and may not be applicable depending upon each noteholder’s particular tax situation.  Prospective purchasers should consult their tax advisors as to the tax consequences to them of purchasing, owning or disposing of notes, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

ERISA CONSIDERATIONS

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and Section 4975 of the Code impose certain restrictions on:

•

employee benefit plans as defined in Section 3(3) of ERISA;

•

certain other retirement plans and arrangements described in Section 4975 of the Code, including:

1.

individual retirement accounts and annuities,

2.

Keogh plans,

3.

collective investment funds and separate accounts and, as applicable, insurance company general accounts in which those plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code, and

4.

any other entity whose assets are deemed to be “plan assets” as a result of any of the above plans, arrangements, funds or accounts investing in such entity; and

•

persons who are fiduciaries with respect to plans in connection with the investment of plan assets.

The term “Plans” includes the plans and arrangements listed in the first two bullet points above.

Some employee benefit plans, such as governmental plans described in Section 3(32) of ERISA, and certain church plans described in Section 3(33) of ERISA, are not subject to the prohibited transaction provisions of ERISA and Section 4975 of the Code. However, these plans may be subject to the provisions of any other applicable federal or state law, materially similar to the provisions of ERISA and Section 4975 of the Code described in this prospectus. Moreover, if a plan is not subject to ERISA requirements but is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Internal Revenue Code, the prohibited transaction rules in Section 503 of the Code will apply.

ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that the Plan’s investments be made in accordance with the documents governing the Plan. In addition, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving assets of a Plan and persons who are called “Parties in Interest” under ERISA and “Disqualified Persons” under the Code (“Parties in Interest”) who have certain specified relationships to the Plan unless a statutory, regulatory or administrative exemption is available. An issuing entity, the depositor, any underwriter, the issuing entity, the eligible lender trustee, the indenture trustee, the servicer, the administrator, any provider of credit support, a swap provider, the auction agent or any of their affiliates may be considered to be or may become Parties in Interest with respect to certain Plans. Some Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed under Section 4975 of the Code or a penalty imposed under Section 502(i) of ERISA, unless a statutory or administrative exemption is available. These prohibited transactions generally are set forth in Section 406 of ERISA and Section 4975 of the Code.

Under regulations issued by the Department of Labor called the “Plan Asset Regulations”, if a Plan makes an “equity” investment in an entity, the underlying assets and properties of that entity will be deemed for purposes of ERISA to be assets of the investing Plan unless exceptions in the regulation apply. The Plan Asset Regulations define an “equity interest” as any interest in an entity other than an instrument that is treated as indebtedness under applicable local law and which has no substantial equity features. If the notes are treated as debt for purposes of the Plan Asset Regulations, the student loans and the other assets of the issuing entity should not be deemed to be assets of an investing Plan. If, however, the notes were treated as “equity” for purposes of the Plan Asset Regulations, a Plan purchasing the notes could be treated as holding the student loans and the other assets of the issuing entity.

Unless described differently in the related prospectus supplement, the notes of each series denominated as debt should be treated as debt and not as equity interests for purposes of the Plan Asset Regulations. However, without regard to this characterization of the notes, prohibited transactions under Section 406 of ERISA and Section 4975 of the Code may arise if a note is acquired by a Plan with respect to which any of the issuing entity, the depositor, any underwriter, the eligible lender trustee, the indenture trustee, the servicer, the administrator, any credit support provider or any of their affiliates is a Party in Interest unless the transactions are subject to one or more statutory or administrative exemptions.

Included among the administrative exemptions are the following exemptions:

•

Prohibited Transaction Class Exemption 96-23, which exempts certain transactions effected on behalf of a Plan by an “in-house asset manager”;

•

PTCE 90-1, which exempts certain transactions between insurance company separate accounts and Parties in Interest;

•

PTCE 91-38, which exempts certain transactions between bank collective investment funds and Parties in Interest;

•

PTCE 95-60, which exempts certain transactions between insurance company general accounts and Parties in Interest; or

•

PTCE 84-14, which exempts certain transactions effected on behalf of a Plan by a “qualified professional asset manager”.

There is also a statutory exemption that may be available under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code to a party in interest that is a service provider to a Plan investing in the notes for adequate consideration, provided such service provider is not (i) the fiduciary with respect to the Plan’s assets used to acquire the notes or an affiliate of such fiduciary or (ii) an affiliate of the employer sponsoring the Plan.  Adequate consideration means fair market as determined in good faith by the Plan fiduciary pursuant to regulations to be promulgated by the Department of Labor.

These administrative and statutory exemptions may not apply with respect to any particular Plan’s investment in notes and, even if an exemption were deemed to apply, it might not apply to all prohibited transactions that may occur in connection with the investment. Accordingly, before making an investment in the notes, investing Plans should determine whether the applicable issuing entity, the depositor, any underwriter, the eligible lender trustee, the indenture trustee, the servicer, the administrator, any provider of credit support or any of their affiliates is a Party in Interest for that Plan and, if so, whether the transaction is subject to one or more statutory, regulatory or administrative exemptions.

* * *

A Plan fiduciary considering the purchase of the notes of a given series is strongly encouraged to consult with its tax and/or legal advisors regarding whether the assets of the related issuing entity would be considered Plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences. Each Plan fiduciary also should determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the notes is appropriate for the Plan, considering the overall investment policy of the Plan and the composition of the Plan’s investment portfolio, as well as whether the investment is permitted under the Plan’s governing instruments.

AVAILABLE INFORMATION

The Depositor filed a registration statement relating to the Certificates with the Securities and Exchange Commission (“SEC” or the “Commission”). This prospectus is part of the registration statement, but the registration statement includes additional information.

Copies of the registration statement and any other materials filed with the SEC, including distribution reports on Form 10-D, annual reports on Form 10-K, current reports on Form 8-K and any amendments to these reports (collectively, the “Periodic Reports”) may be read and copied at the Commission’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549.  Information concerning the operation of the Commission’s Public Reference Room may be obtained by calling the Commission at (800) SEC-0330.  The Commission also maintains a site on the World Wide Web at “http://www.sec.gov” at which you can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system.  The depositor has filed the registration statement, including all exhibits, and will file Periodic Reports through the EDGAR system and therefore such materials should be available by logging onto the Commission’s Web site.  The Commission maintains computer terminals providing access to the EDGAR system at each of the offices referred to above.  Copies of any documents incorporated to this prospectus by reference will be provided to each person to whom a prospectus is delivered upon written or oral request directed to the depositor at 301 East 58th Street, Sioux Falls, South Dakota 57104, telephone number (605) 575-6309.

Copies of filed Periodic Reports relating to an issuing entity will also be available on the administrator’s website promptly, but no later than one business day, after they are filed through the EDGAR system as described under “Reports to Noteholders,” below.

REPORTS TO NOTEHOLDERS

The administrator will prepare and make available to the noteholders of each series, statements containing information with respect to principal and interest payments and the related issuing entity, in accordance with Item 1121 of Regulation AB (17 C.F.R. 229.1121) as described under “Additional Information Regarding the Notes—Reports to Noteholders” and “Servicing and Administration—Statements to Indenture Trustee and Issuing Entity” (the “Quarterly Reports”).  No information contained in the Quarterly Reports will have been examined or reported upon by an independent public accountant.  Copies of these Quarterly Reports will be filed with the SEC through its EDGAR system located at “http://www.sec.gov” under the name of the related issuing entity as an exhibit to the issuing entity’s quarterly distribution reports on Form 10-D for each series of notes for so long as the issuing entity is subject to the reporting requirement of the Exchange Act.

In addition, each party to the servicing function for a series of notes (generally the servicer and any subservicer and custodian) will furnish any compliance statements, Assessments of Compliance and Attestation Reports in accordance with Items 1122 and 1123 of Regulation AB (17 C.F.R. 229.1122 and 229.1123) detailed under “Servicing and Administration—Evidence as to Compliance.”  Copies of these statements and reports will be filed with the SEC through its EDGAR system under the name of the related issuing entity as an exhibit to the Issuing Entity’s annual statement on Form 10-K for each series of notes for so long as the issuing entity is subject to the reporting requirement of the Exchange Act.  Copies of any statements provided by the servicer, any subservicer and custodian will be furnished to noteholders of each series upon written or oral request to the administrator at Sixth and Marquette Avenue, MAC N9311-161 Minneapolis, Minnesota 55479, Attention: Corporate Trust Services/Structured Products Group, telephone number (612) 667-8058.

The administrator intends to make the information contained in the Quarterly Reports available via the internet, facsimile and CD-ROM through SecuritiesLink® Investor Information Services (“SecuritiesLink®”).  On occasion, information in the Quarterly Reports may be available to any interested investor through SecuritiesLink® up to two business days prior to the related distribution date, and in that event prior to the delivery of the Quarterly Reports by the servicer to noteholders. The servicer also may make available to any interested investor through SecuritiesLink® certain additional information not contained in the Quarterly Reports.  For further information, please contact SecuritiesLink® at 7430 New Technology Way, Frederick, Maryland 21703, telephone number (866) 846-4526.

The administrator will make the Quarterly Reports and Periodic Reports relating to the related issuing entity available to noteholders for a series via the administrator’s internet website.  The administrator’s internet website will initially be located at “www.ctslink.com.”  Assistance in using the website can be obtained by calling the administrator’s customer service desk at (866) 846-4526.  Parties that are unable to use the website are entitled to have a paper copy mailed to them at no charge via first class mail by calling the customer service desk.

INCORPORATION OF DOCUMENTS BY REFERENCE

All reports and other documents filed by or for an issuing entity pursuant to the Exchange Act on Form 8-K or Form 10-D after the date of this prospectus and before the termination of the offering of the notes will be deemed to be incorporated by reference into this prospectus. The SEC allows the depositor to “incorporate by reference” information it files with the SEC, which means that the Depositor can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be part of this prospectus.  Information that the depositor files later with the SEC will automatically update the information in this prospectus.  In all cases, you should rely on the later information rather than on any different information included in this prospectus or the accompanying prospectus supplement.  All reports and other documents filed by or for an issuing entity pursuant to the Exchange Act on Form 8-K or Form 10-D after the date of this prospectus and before the termination of the offering of the notes will be deemed to be incorporated by reference into this prospectus.

As a recipient of this prospectus, you may request a copy of any document the depositor incorporates by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by written or oral request to the administrator at Sixth and Marquette Avenue, MAC N9311-161 Minneapolis, Minnesota 55479, Attention: Corporate Trust Services/Structured Products Group, telephone number (612) 667-8058.

THE PLAN OF DISTRIBUTION

The notes are being offered hereby in series through one or more of the methods described below.  The related prospectus supplement for each series will describe the method of offering being utilized for that series and will state the public offering or purchase price of the notes of such series, or the method by which such price is to be determined, and the net proceeds to the depositor from such sale.

The notes will be offered through the following methods from time to time and offerings may be made concurrently through more than one of these methods or an offering of a particular series of notes may be made through a combination of two or more of these methods:

1.

By negotiated firm commitment underwriting and public re-offering by underwriters specified in the related prospectus supplement;

2.

By placements by the Depositor or its affiliates with investors through dealers; and

3.

By direct placements by the depositor or its affiliates with investors, in which event the depositor will be an underwriter with respect to the notes.

If underwriters are used in a sale of any notes, such notes will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefore.  Firm commitment underwriting and public reoffering by underwriters may be done through underwriting syndicates or through one or more firms acting alone.  The specific managing underwriter or underwriters, if any, with respect to the offer and sale of a particular series of notes will be set forth on the cover of the related prospectus supplement and the members of the underwriting syndicate, if any, will be named in such prospectus supplement. The prospectus supplement will describe any discounts and commissions to be allowed or paid by the depositor to the underwriters, any other items constituting underwriting compensation and any discounts and commissions to be allowed or paid to the dealers.  The obligations of the underwriters will be subject to certain conditions precedent. The underwriters with respect to a sale of any class of notes will be obligated to purchase all such notes if any are purchased.  The depositor, and, if specified in the related prospectus supplement, the sponsor, will indemnify the applicable underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

The prospectus supplement with respect to any series of notes offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the depositor or its affiliates and dealers and/or the depositor or its affiliates and purchasers of notes of such series.

Purchasers of notes, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be “underwriters” within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of notes. Noteholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

If specified in the related prospectus supplement, the depositor or any affiliate thereof may purchase some or all of one or more classes of notes of such series from the depositor (in the case of affiliates) or underwriter or underwriters at a price specified or described in such prospectus supplement.  Such purchaser may thereafter from time to time offer and sell, pursuant to this prospectus, some or all of such notes so purchased directly, through one or more underwriters to be designated at the time of the offering of such notes or through dealers acting as agent and/or principal.  Such offering may be restricted in the manner specified in such prospectus supplement.  Such transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. The underwriters and dealers participating in such purchaser’s offering of such notes may receive compensation in the form of underwriting discounts or commissions from such purchaser and such dealers may receive commissions from the investors purchasing such notes for whom they may act as agent (which discounts or commissions will not exceed those customary in those types of transactions involved).  Any dealer that participates in the distribution of such notes will be an “underwriter” within the meaning of the Securities Act of 1933, as amended, and any commissions and discounts received by such dealer and any profit on the resale of such Certificates by such dealer will be underwriting discounts and commissions under the Securities Act of 1933, as amended.

This prospectus may be used in connection with the remarketing of a class of reset rate notes or the offering of a class of reset rate notes by Wells Fargo Bank, N.A. or its affiliate after its exercise of the related call option with respect to that class.

In connection with any remarketing of a class of reset rate notes, unless the all-hold rate will be in effect, we will prepare for distribution to prospective purchasers a new prospectus supplement to the original prospectus covering the terms of the remarketing.

If Wells Fargo Bank, N.A. or one of its affiliates exercises its call option with respect to any class of reset rate notes previously publicly offered by any issuing entity formed by the depositor prior to a related reset date, that entity may resell those reset rate notes under this prospectus.  In connection with the resale, we will prepare for distribution to prospective purchasers a new prospectus supplement to the original prospectus covering such resale.

If applicable, each such prospectus supplement will also contain material information regarding any new swap counterparty or counterparties. In addition, each new prospectus supplement will contain any other pertinent information relating to the issuing entity as may be requested by prospective purchasers, remarketing agents or otherwise, and will also contain material information regarding the applicable student loan guarantors and information describing the characteristics of the related pool of trust student loans that remains outstanding as of a date reasonably proximate to the date of that prospectus supplement, including updated tables relating to the information presented in the original prospectus supplement, new tables containing the statistical information generally presented by the depositor as part of its then-recent student loan securitizations, or a combination of both.

LEGAL MATTERS

The validity of the notes will be passed upon by McKee Nelson LLP, as counsel to each trust, the depositor and Wells Fargo Bank.

Each prospectus supplement will identify the other law firms who will give opinions on additional legal matters for the underwriters, any other sellers and specific U.S. federal and Delaware state income tax matters.

APPENDIX A

Federal Family Education Loan Program

General

The Federal Family Education Loan Program, known as the FFELP, under Title IV of the Higher Education Act, provides for loans to students who are enrolled in eligible institutions, or to parents of dependent students, to finance their educational costs. Payment of principal and interest on the student loans is guaranteed by a state or not-for-profit guarantee agency against:

•

default of the borrower;

•

the death, bankruptcy or permanent, total disability of the borrower;

•

closing of the borrower’s school prior to the end of the academic period;

•

false certification by the borrower’s school of his eligibility for the loan;

•

a court finding of identity theft; and

•

an unpaid school refund.

In addition to the guarantee payments, the holder of student loans is entitled to receive interest subsidy payments and special allowance payments from the U.S. Department of Education on eligible student loans.

Special allowance payments raise the interest rate of return to student loan lenders when the statutory borrower interest rate is below an indexed market value. Subject to certain conditions, a program of federal reinsurance under the Higher Education Act entitles guarantee agencies to reimbursement from the U.S. Department of Education for between 75% and 100% of the amount of each guarantee payment.

Four types of student loans are currently authorized under the Higher Education Act:

•

Subsidized Stafford Loans to students who demonstrate requisite financial need;

•

Unsubsidized Stafford Loans to students who either do not demonstrate financial need or require additional loans to supplement their Subsidized Stafford Loans;

•

PLUS Loans to parents of dependent undergraduate students and, after July 1, 2006, to graduate and professional students whose estimated costs of attending school exceed other available financial aid; and

•

Consolidation Loans, which consolidate into a single loan a borrower’s obligations under various federally authorized student loan programs.

Before July 1, 1994, the Higher Education Act also authorized loans called “Supplemental Loans to Students” or “SLS Loans” to independent students and, under some circumstances, dependent undergraduate students, to supplement their Subsidized Stafford Loans. The Unsubsidized Stafford Loan program replaced the SLS program.

The Higher Education Reconciliation Act of 2005 expands PLUS Loan eligibility to include graduate and professional students, allowing them to borrow directly under the current PLUS program’s terms and conditions starting on July 1, 2006.

This appendix and the prospectus describe or summarize the material provisions of the Higher Education Act, the FFELP and related statutes and regulations. They, however, are not complete and are qualified in their entirety by reference to each actual statute and regulation. Both the Higher Education Act and the related regulations have been the subject of extensive amendments. Accordingly, we cannot predict whether future amendments or modifications might materially change any of the programs described in this appendix or the statutes and regulations that implement them.

Legislative Matters

The FFELP is subject to comprehensive reauthorization every 5 years and to frequent statutory and regulatory changes.  The most recent amendments to the Higher Education Act are contained in the Higher Education Reconciliation Act of 2005 (Public Law 109-171).  Before then, The Higher Education Act of 1965 (Pub. L. No. 89-329) was reauthorized in 1968, 1972, 1976, 1980, 1986, 1992 and 1998. Furthermore, The Higher Education Act was amended by Public Law 106-170 in 1999, Public Law 106-554 in 2001, Public Law 107-139 in 2002, Public Law 108-366 in 2004 and Public Law 109-234 in 2006.

In 1993, Congress created the William D. Ford Federal Direct Loan Program (“FDLP”) pursuant to which Stafford, PLUS and Consolidation Loans may be funded directly by the U.S. Department of Treasury.  Stafford, PLUS and Consolidation Loans continue to be funded by private lenders under the FFELP.

The 2005 amendments extended the principal provisions of the FFELP and FDLP through September 30, 2012.

The 1998 reauthorization extended the principal provisions of the FFELP and the FDLP to October 1, 2004, which was extended through federal fiscal year 2005 by Public Law 108-366. The 1998 reauthorization, as modified by the 1999 act, lowered both the borrower interest rate on Stafford Loans to a formula based on the 91-day Treasury bill rate plus 2.3 percent (1.7 percent during in-school, grace and deferment periods), capped at 8.25%, and the lender’s rate after special allowance payments to the 91-day Treasury bill rate plus 2.8 percent (2.2 percent during in-school, grace an deferment periods) for loans originated on or after July 1, 1998 and before July 1, 2003. The borrower interest rate on PLUS loans originated during this period is equal to the 91-day Treasury bill rate plus 3.1 percent, capped at 9%.

The 1999 act changed the financial index on which special allowance payments are computed on new loans from the 91-day Treasury bill rate to the three-month commercial paper rate (financial) for FFELP student loans disbursed on or after January 1, 2000 and before July 1, 2003. For these FFELP student loans, the special allowance payments to lenders are based upon the three-month commercial paper (financial) rate plus 2.34 percent (1.74 percent during in-school, grace and deferment periods). The 1999 act did not change the rate that the borrower pays on FFELP student loans.

The 2001 act changed the financial index on which the interest rate for some borrowers of SLS and PLUS loans are computed. The index was changed from the 1-year Treasury bill rate to the weekly average one-year constant maturity Treasury yield. This change was effective beginning in July 2001.

Public Law 107-139 amended the Higher Education Act to (i) extend current borrower interest rates for student or parent loans with a first disbursement before July 1, 2006 and for consolidation loans with an application received by the lender before July 1, 2006, (ii) establish fixed borrower interest rates on student loans made on or after July 1, 2006 and (iii) extend the computation of special allowance payments based on the three-month commercial paper (financial) index.

On February 8, 2006, the President of the United States signed The Deficit Reduction Act of 2005.  Included in The Deficit Reduction Act of 2005 is The Higher Education Reconciliation Act of 2005, which extends the Department of Education's authority to provide federal insurance on loans, make subsidized loans and make consolidation loans through September 30, 2012.  Several provisions of the Higher Education Act governing the FFELP were also amended, including (i) an increase in the annual Stafford loan limits for first and second year undergraduate students, (ii) the reduction of  reimbursement due to servicers deemed as exceptional performers from 100% to 99%, (iii) requiring lenders to pay the Department of Education interest paid by borrowers that exceed the special allowance support levels applicable to such loans, (iv) deferment eligibility for a borrower who is on active military  or other qualifying service duty (v) the increase in forgiveness amounts for certain teachers and (vi) the availability of PLUS loans to graduate and professional students.

Public Law 109-234 eliminated the single holder rule allowing any FFELP borrower to consolidate with any FFELP lender, effective June 15, 2006.

We cannot predict whether further changes will be made to the Higher Education Act in future legislation or the effect of such additional legislation on the sponsor’s student loan program or the trust student loans.

Eligible Lenders, Students and Educational Institutions

Lenders eligible to make loans under the FFELP generally include banks, savings and loan associations, credit unions, pension funds and, under some conditions, schools and guarantors. A student loan may be made to, or on behalf of, a “qualified student.” A “qualified student” is an individual who

•

is a United States citizen, national or permanent resident;

•

has been accepted for enrollment or is enrolled and is maintaining satisfactory academic progress at a participating educational institution;

•

is carrying at least one-half of the normal full-time academic workload for the course of study the student is pursuing; and

•

meets the financial need requirements for the particular loan program.

Eligible schools include institutions of higher education, including proprietary institutions, meeting the standards provided in the Higher Education Act. For a school to participate in the program, the U.S. Department of Education must approve its eligibility under standards established by regulation.

Financial Need Analysis

Subject to program limits and conditions, student loans generally are made in amounts sufficient to cover the student’s estimated costs of attending school, including tuition and fees, books, supplies, room and board, transportation and miscellaneous personal expenses as determined by the institution. Each Stafford Loan applicant (and parents in the case of a dependent child) must undergo a financial need analysis. This requires the applicant (and parents in the case of a dependent child) to submit financial data to a federal processor. The federal processor evaluates the parents’ and student’s financial condition under federal guidelines and calculates the amount that the student and the family are expected to contribute towards the student’s cost of education. After receiving information on the family contribution, the institution then subtracts the family contribution from the student’s costs to attend the institution to determine the student’s need for financial aid. Some of this need is met by grants, scholarships, institutional loans and work assistance. A student’s “unmet need” is further reduced by the amount of Stafford Loans for which the borrower is eligible.

Special Allowance Payments

The Higher Education Act provides for quarterly special allowance payments to be made by the U.S. Department of Education to holders of student loans to the extent necessary to ensure that they receive at least specified market interest rates of return. The rates for special allowance payments depend on formulas that vary according to the type of loan, the date the loan was made and the type of funds, tax-exempt or taxable, used to finance the loan. The Department makes a special allowance payment for each calendar quarter, generally within 45 to 60 days after the receipt of a bill from the lender.

The special allowance payment equals the average unpaid principal balance, including interest which has been capitalized, of all eligible loans held by a holder during the quarterly period multiplied by the special allowance percentage.

For student loans disbursed before January 1, 2000, the special allowance percentage is computed by:

(1)

determining the average of the bond equivalent rates of 91-day Treasury bills auctioned for that quarter;

(2)

subtracting the applicable borrower interest rate;

(3)

adding the applicable special allowance margin described in the table below; and

(4)

dividing the resultant percentage by 4.

If the result is negative, the special allowance payment is zero.

Date of First Disbursement	Special Allowance Margin

Before 10/17/86	3.50%
From 10/17/86 through 09/30/92	3.25%
From 10/01/92 through 06/30/95	3.10%
From 07/01/95 through 06/30/98	2.50% for Stafford Loans that are in In-School, Grace or Deferment
3.10% for Stafford Loans that are in Repayment and all other loans
From 07/01/98 through 12/31/99	2.20% for Stafford Loans that are in In-School, Grace or Deferment
2.80% for Stafford Loans that are in Repayment and Forbearance
3.10% for PLUS, SLS and Consolidation Loans

For student loans disbursed after January 1, 2000, the special allowance percentage is computed by:

(1)

determining the average of the bond equivalent rates of 3-month commercial paper (financial) rates quoted for that quarter;

(2)

subtracting the applicable borrower interest rate;

(3)

adding the applicable special allowance margin described in the table below; and

(4)

dividing the resultant percentage by 4.

If the result is negative, the special allowance payment is zero.

Date of First Disbursement	Special Allowance Margin
From 01/01/00	1.74% for Stafford Loans that are in In-School, Grace or Deferment
2.34% for Stafford Loans that are in Repayment and Forbearance
2.64% for PLUS and Consolidation Loans

For student loans disbursed on or after April 1, 2006, lenders are required to pay the Department of Education any interest paid by borrowers on student loans that exceeds the special allowance support levels applicable to such loans.

Special allowance payments are available on variable rate PLUS Loans and SLS Loans made on or after July 1, 1987 and before July 1, 1994 and on any PLUS Loans made on or after July 1, 1998, only if the variable rate, which is reset annually, based on the weekly average one-year constant maturity Treasury yield for loans made before July 1, 1998 and based on the 91-day or 52-week Treasury bill, as applicable, for loans made on or after July 1, 1998, exceeds the applicable maximum borrower rate. The maximum borrower rate is between 9 percent and 12 percent.

Stafford Loan Program

For Stafford Loans, the Higher Education Act provides for:

•

federal insurance or reinsurance of Stafford Loans made by eligible lenders to qualified students;

•

federal interest subsidy payments on Subsidized Stafford Loans paid by the U.S. Department of Education to holders of the loans in lieu of the borrowers’ making interest payments; and

•

special allowance payments representing an additional subsidy paid by the Department to the holders of eligible Stafford Loans.

We refer to all three types of assistance as “federal assistance”.

Interest.  The borrower’s interest rate on a Stafford Loan can be fixed or variable. Stafford Loan interest rates are presented below.

Trigger Date	Borrower Rate	Maximum Borrower Rate	Interest Rate Margin
Before 10/01/81	7%	N/A	N/A
From 01/01/81 through 09/12/83	9%	N/A	N/A
From 09/13/83 through 06/30/88	8%	N/A	N/A
From 07/01/88 through 09/30/92	8% for 48 months; thereafter, 91-day Treasury + Interest Rate Margin	8% for 48 months, then 10%

3.25% for loans made before 7/23/92 and for loans made on or before 10/1/92 to new student borrowers; 3.10% for loans made after 7/23/92 and before 7/1/94 to borrowers with outstanding FFELP student loans

From 10/01/92 through 06/30/94	91-day Treasury + Interest Rate Margin	9%	3.10%
From 07/01/94 through 06/30/95	91-day Treasury + Interest Rate Margin	8.25%	3.10%
From 07/01/95 through 06/30/98	91-day Treasury + Interest Rate Margin	8.25%	2.50% (In-School, Grace or Deferment); 3.10% (Repayment)
From 07/01/98 through 06/30/06	91-day Treasury + Interest Rate Margin	8.25%	1.70% (In-School, Grace or Deferment); 2.30% (Repayment)
From 07/01/06	6.8%	N/A	N/A

The rate for variable rate Stafford Loans applicable for any 12-month period beginning on July 1 and ending on June 30 is determined on the preceding June 1 and is equal to the lesser of:

•

the applicable maximum borrower rate

and

•

the sum of

•

the bond equivalent rate of 91-day Treasury bills auctioned at the final auction held before that June 1,

and

•

the applicable interest rate margin.

Under the 2005 amendments to the Higher Education Act, Stafford Loans with a first disbursement on or after July 1, 2006 will move to a fixed annual interest rate of 6.8%.

Interest Subsidy Payments.  The U.S. Department of Education is responsible for paying interest on Subsidized Stafford Loans:

•

while the borrower is a qualified student,

•

during the grace period, and

•

during prescribed deferment periods.

The U.S. Department of Education makes quarterly interest subsidy payments to the owner of a Subsidized Stafford Loan in an amount equal to the interest that accrues on the unpaid balance of that loan before repayment begins or during any deferment periods. The Higher Education Act provides that the owner of an eligible Subsidized Stafford Loan has a contractual right against the United States to receive interest subsidy and special allowance payments. However, receipt of interest subsidy and special allowance payments is conditioned on compliance with the requirements of the Higher Education Act, including the following:

•

satisfaction of need criteria, and

•

continued eligibility of the loan for federal insurance or reinsurance.

If the loan is not held by an eligible lender in accordance with the requirements of the Higher Education Act and the applicable guarantee or insurance agreement, the loan may lose its eligibility for federal assistance.

Lenders generally receive interest subsidy payments within 45 days to 60 days after the submission of the applicable data for any given calendar quarter to the U.S. Department of Education. However, there can be no assurance that payments will, in fact, be received from the Department within that period.

Loan Limits.  The Higher Education Act generally requires that lenders disburse FFELP student loans in at least two equal disbursements.  The Higher Education Act limits the amount a student can borrow in any academic year. The following chart shows current and historic loan limits.

	Dependent Students		Independent Students
Borrower’s Academic Level	Subsidized and Unsubsidized on or after 10/1/93	Subsidized and Unsubsidized on or after 7/1/07	Additional Unsubsidized only on or after 7/1/94	Additional Unsubsidized only on or after 7/1/07	Maximum Annual Total Amount
Undergraduate (per year):
1st year	$ 2,625	$ 3,500	$ 4,000	$ 4,000	$ 7,500
2nd year	$ 3,500	$ 4,500	$ 4,000	$ 4,000	$ 8,500
3rd year and above	$ 5,500	$ 5,500	$ 5,000	$ 5,000	$ 10,500
Graduate (per year)	$ 8,500	$ 8,500	$ 10,000	$ 12,000	$ 20,500
Aggregate Limit:
Undergraduate	$ 23,000	$ 23,000	$ 23,000	$ 23,000	$ 46,000
Graduate (including undergraduate)	$ 65,500	$ 65,500	$ 73,000	$ 73,000	$ 138,500

Beginning July 1, 2007, annual Stafford Loan limits for first-year dependent students increase from $2,625 to $3,500 and for second-year students from $3,500 to $4,500 and the annual unsubsidized Stafford Loan limit for graduate and professional students increases from $10,000 to $12,000.

For the purposes of the table above:

•

The loan limits include both FFELP and FDLP loans.

•

The amounts in the final column represent the combined maximum loan amount per year for Subsidized and Unsubsidized Stafford Loans. Accordingly, the maximum amount that a student may borrow under an Unsubsidized Stafford Loan is the difference between the combined maximum loan amount and the amount the student received in the form of a Subsidized Stafford Loan.

•

Independent undergraduate students, graduate students and professional students may borrow the additional amounts shown in the third and fourth columns. Dependent undergraduate students may also receive these additional loan amounts if their parents are unable to provide the family contribution amount and cannot qualify for a PLUS Loan.

•

Students attending certain medical schools are eligible for $38,500 annually and $189,000 in the aggregate.

•

The annual loan limits are sometimes reduced when the student is enrolled in a program of less than one academic year or has less than a full academic year remaining in his program.

Repayment.  Repayment of principal on a Stafford Loan does not begin while the borrower remains a qualified student, but only after a 6-month grace period. In general, each loan must be scheduled for repayment over a period of not more than 10 years after repayment begins. New borrowers on or after October 7, 1998 who accumulate FFELP student loans totaling more than $30,000 in principal and unpaid interest are entitled to extend repayment for up to 25 years, subject to minimum repayment amounts. Consolidation Loan borrowers may be scheduled for repayment up to 30 years depending on the borrower’s indebtedness. Outlined in the table below are the maximum repayment periods available based on the outstanding FFELP indebtedness.

Outstanding FFELP Indebtedness	Maximum Repayment Period
$7,500-$9,999	12 Years
$10,000-$19,999	15 Years
$20,000-$30,000	20 Years
$30,001-$59,999	25 Years
$60,000 or more	30 Years
Note: Maximum repayment period excludes authorized periods of deferment and forbearance.

In addition to the outstanding FFELP indebtedness requirements described above, the Higher Education Act currently requires minimum annual payments of $600, unless the borrower and the lender agree to lower payments, except that negative amortization is not allowed.  The Higher Education Act and related regulations require lenders to offer a choice among standard, graduated, income-sensitive and extended repayment schedules, if applicable, to all borrowers entering repayment.

Grace Periods, Deferment Periods and Forbearance Periods. After the borrower stops pursuing at least a half-time course of study, he generally must begin to repay principal of a Stafford Loan following the grace period. However, no principal repayments need be made, subject to some conditions, during deferment and forbearance periods.

For borrowers whose first loans are disbursed on or after July 1, 1993, repayment of principal may be postponed:

•

while the borrower returns to school at least half-time or is enrolled in an approved graduate fellowship program or rehabilitation program;

•

when the borrower is seeking, but unable to find, full-time employment, subject to a maximum deferment of three years; or

•

when the lender determines that repayment will cause the borrower “economic hardship”, as defined in the Higher Education Act, subject to a maximum deferment of three years.

For loans with a disbursement made on or after July 1, 2001, a borrower who is serving on active military duty during a war or other military operation or national emergency, or performing qualifying National Guard duty during a war or other military operation or national emergency is eligible for deferment for up to three years. Math, science and special education teachers, with loans disbursed on or after October 1, 1998 are now eligible for increased forgiveness amounts of up to $17,500.

Interest that accrues during a deferment is paid by the U.S. Department of Education for Subsidized Stafford Loans or deferred and capitalized for Unsubsidized Stafford Loans.

The Higher Education Act also permits, and in some cases requires, “forbearance” periods from loan collection in some circumstances. Interest that accrues during a forbearance period is never subsidized.  When a borrower ends forbearance and enters repayment, the account is considered current.

PLUS and SLS Loan Programs

The Higher Education Act authorizes (i) PLUS Loans to be made to parents of eligible dependent students and graduate and professional students and (ii) previously authorized SLS Loans to be made to the categories of students now served by the Unsubsidized Stafford Loan program. Only parents or graduate or professional students who have no adverse credit history or who are able to secure an endorser without an adverse credit history are eligible for PLUS Loans. The basic provisions applicable to PLUS and SLS Loans are similar to those of Stafford Loans for federal insurance and reinsurance. However, interest subsidy payments are not available under the PLUS and SLS programs and, in some instances, special allowance payments are more restricted.

Loan Limits.  PLUS and SLS Loans disbursed before July 1, 1993 were limited to $4,000 per academic year with a maximum aggregate amount of $20,000. The annual loan limits for SLS Loans disbursed on or after July 1, 1993 range from $4,000 for first and second year undergraduate borrowers to $10,000 for graduate borrowers, with a maximum aggregate amount of $23,000 for undergraduate borrowers and $73,000 for graduate and professional borrowers.

The annual and aggregate amounts of PLUS Loans first disbursed on or after July 1, 1993 are limited only to the difference between the cost of the student’s education and other financial aid received, including scholarship, grants and other student loans.

Interest.  The interest rates for PLUS Loans and SLS Loans are presented in the chart below.

For PLUS or SLS Loans that bear interest based on a variable rate, the rate is set annually for 12-month periods, from July 1 through June 30, on the preceding June 1 and is equal to the lesser of:

•

the applicable maximum borrower rate

and

•

the sum of:

•

the applicable 1-year Index or the bond equivalent rate of 91-day Treasury bills, as applicable,

and

•

the applicable interest rate margin.

Under current law, PLUS Loans with a first disbursement on or after July 1, 2006 will bear a fixed annual interest rate of 8.5%.

Until July 1, 2001, the 1-year index was the bond equivalent rate of 52-week Treasury bills auctioned at the final auction held prior to each June 1. Beginning July 1, 2001, the 1-year index is the weekly average 1-year constant maturity Treasury, as published by the Board of Governors of the Federal Reserve System, for the last calendar week ending on or before the June 26 immediately preceding the July 1 reset date.

Trigger Date	Borrower Rate	Maximum Borrower Rate	Interest Rate Margin
Before 10/01/81	9%	N/A	N/A
From 10/01/81 through 10/30/82	14%	N/A	N/A
From 11/01/82 through 06/30/87	12%	N/A	N/A
From 07/01/87 through 09/30/92	1-year Index + Interest Rate Margin	12%	3.25%
From 10/01/92 through 06/30/94	1-year Index + Interest Rate Margin	PLUS 10%, SLS 11%	3.10%
From 07/01/94 through 06/30/98	1-year Index + Interest Rate Margin	9%	3.10%
From 07/01/98 through 06/30/06	91-day Treasury + Interest Rate Margin	9%	3.10%
From 07/01/06	8.5%	8.5%	N/A

A holder of a PLUS or SLS Loan is eligible to receive special allowance payments during any quarter if:

•

the borrower rate is set at the maximum borrower rate and

•

the sum of the average of the bond equivalent rates of 91-day or 52-week Treasury bills auctioned during that quarter or commercial paper rates, as applicable, and the applicable interest rate margin exceeds the maximum borrower rate.

Repayment; Deferments.  Borrowers begin to repay principal on their PLUS and SLS Loans no later than 60 days after the final disbursement, subject to deferment and forbearance provisions. Borrowers may defer and capitalize repayment of interest during periods of educational enrollment, unemployment and economic hardship, as defined in the Higher Education Act. Maximum loan repayment periods and minimum payment amounts for PLUS and SLS Loans are the same as those for Stafford Loans.

Consolidation Loan Program

The Higher Education Act also authorizes a program under which borrowers may consolidate one or more of their student loans into a single Consolidation Loan that is insured and reinsured on a basis similar to Stafford, PLUS and SLS Loans. Consolidation Loans are made in an amount sufficient to pay outstanding principal, unpaid interest, late charges and collection costs on all federally insured and reinsured student loans incurred under the FFELP or FDLP that the borrower selects for consolidation, as well as loans made under various other federal student loan programs and loans made by different lenders. Under this program, a lender may make a Consolidation Loan to any eligible borrower who has eligible student loans. Under limited circumstances, a FFELP borrower may obtain a Consolidation Loan under the FDLP.

Consolidation Loans made on or after July 1, 1994 have no minimum loan amount. Consolidation Loans for which an application was received on or after January 1, 1993 but before July 1, 1994 were available only to borrowers who had aggregate outstanding student loan balances of at least $7,500. For applications received before January 1, 1993, Consolidation Loans were available only to borrowers who had aggregate outstanding student loan balances of at least $5,000.

To obtain a FFELP Consolidation Loan, the borrower must be either in repayment status or in a grace period before repayment begins.  For applications received on or after January 1, 1993, delinquent or defaulted borrowers are eligible to obtain Consolidation Loans if they re-enter repayment through loan consolidation.

Consolidation Loans bear interest at a fixed rate equal to the greater of the weighted average of the interest rates on the unpaid principal balances of the consolidated loans and 9 percent for loans originated before July 1, 1994. For Consolidation Loans made on or after July 1, 1994 and for which applications were received before November 13, 1997, the weighted average interest rate is rounded up to the nearest whole percent. Consolidation Loans made on or after July 1, 1994 for which applications were received on or after November 13, 1997 through September 30, 1998 bear interest at the annual variable rate applicable to Stafford Loans subject to a cap of 8.25 percent. Consolidation Loans for which the application is received on or after October 1, 1998 bear interest at a fixed rate equal to the lesser of (i) the weighted average interest rate of the loans being consolidated rounded up to the nearest one-eighth of one percent or (ii) 8.25 percent.

The 1998 reauthorization maintained interest rates for borrowers of Federal Direct Consolidation Loans whose applications were received prior to February 1, 1999 at 7.46 percent, which rates are adjusted annually based on a formula equal to the 91-day Treasury bill rate plus 2.3 percent. The borrower interest rates on Federal Direct Consolidation Loans for borrowers whose applications were received on or after February 1, 1999 and before July 1, 2006 is a fixed rate equal to the lesser of the weighted average of the interest rates of the loans consolidated, adjusted up to the nearest one-eighth of one percent, and 8.25 percent. This is the same rate that the 1998 legislation set on FFELP Consolidation Loans for borrowers whose applications are received on or after October 1, 1998 and before July 1, 2006. The 1998 legislation, as modified by the 1999 act and in 2002, set the special allowance payment rate for FFELP Consolidation Loans at the three-month commercial paper rate plus 2.64 percent for loans disbursed on or after January 1, 2000 and before July 1, 2006. Lenders of FFELP Consolidation Loans pay a reinsurance fee to the U.S. Department of Education. All other guarantee fees may be passed on to the borrower.

Interest on Consolidation Loans accrues and, for applications received before January 1, 1993, is paid without interest subsidy by the Department. For Consolidation Loans for which applications were received between January 1, 1993 and August 10, 1993, all interest of the borrower is paid during all deferment periods. Consolidation Loans for which applications were received on or after August 10, 1993 are subsidized only if all of the underlying loans being consolidated were Subsidized Stafford Loans. In the case of Consolidation Loans made on or after November 13, 1997, the portion of a Consolidation Loan that is comprised of Subsidized Stafford Loans retains subsidy benefits during deferment periods.

No insurance premium or origination fee is charged to a borrower or a lender in connection with a Consolidation Loan. However, FFELP lenders must pay an origination fee to the Department of 0.50 percent on principal of Consolidation Loans disbursed and a monthly rebate fee to the Department at an annualized rate of 1.05 percent on principal of and interest on Consolidation Loans disbursed on or after October 1, 1993, or at an annualized rate of 0.62 percent for Consolidation Loan applications received between October 1, 1998 and January 31, 1999. The rate for special allowance payments for Consolidation Loans is determined in the same manner as for other FFELP student loans.

A borrower must begin to repay his Consolidation Loan within 60 days after his consolidated loans have been disbursed.  For applications received on or after January 1, 1993, repayment schedule options include graduated or income-sensitive repayment plans. Loans are repaid over periods determined by the sum of the Consolidation Loan and the amount of the borrower’s other eligible student loans outstanding. The lender may, at its option, include graduated and income-sensitive repayment plans in connection with student loans for which the applications were received before that date. The maximum maturity schedule is 30 years for indebtedness of $60,000 or more.

Guarantee Agencies under the FFELP

Under the FFELP, guarantee agencies guarantee loans made by eligible lending institutions. FFELP student loans are guaranteed as to 100% of principal and accrued interest against death or discharge. The guarantor also pays 100% of the unpaid principal and accrued interest on PLUS Loans, where the student on whose behalf the loan was borrowed dies.

Guarantee agencies also guarantee lenders against default.  For loans disbursed prior to October 1, 1993, lenders are insured against default for 100% of the principal and unpaid accrued interest.  For loans disbursed from October 1, 1993 through June 30, 2006, lenders are insured against default for at least 98% of principal and accrued interest.  For loans disbursed on or after July 1, 2006, lenders are insured against default for at least 97% of principal and accrued interest.  However, all federally insured student loans serviced by a servicer designated as an “exceptional performer” by the U.S. Department of Education will be eligible to receive at least 99% reimbursement on any default claim properly submitted for payment.

The Secretary of Education reinsures guarantors for amounts paid to lenders on loans that are discharged or defaulted. The reimbursement rate on discharged loans is for 100% of the amount paid to the holder. The reimbursement rate for defaulted loans decreases as a guarantor’s default rate increases. The first trigger for a lower reinsurance rate is when the amount of defaulted loan reimbursements exceeds 5% of the amount of all loans guaranteed by the agency in repayment status at the beginning of the federal fiscal year. The second trigger is when the amount of defaults exceeds 9% of the loans in repayment. Guarantee agency reinsurance rates are presented in the table below.

Claims Paid Date	Maximum	5% Trigger	9% Trigger
Before October 1, 1993	100%	90%	80%
October 1, 1993 — September 30, 1998	98%	88%	78%
On or after October 1, 1998	95%	85%	75%

After the Secretary reimburses a guarantor for a default claim, the guarantor attempts to seek repayment of the loan from the borrower. However, the Secretary requires that the defaulted guaranteed loans be assigned to the U.S. Department of Education when the guarantor is not successful. A guarantor also refers defaulted guaranteed loans to the Secretary to “offset” any federal income tax refunds or other federal reimbursement that may be due the borrowers. Some states have similar offset programs.

To be eligible for federal reinsurance, guaranteed loans must be made by an eligible lender and meet the requirements of the Higher Education Act and the regulations issued thereunder.  Generally, these regulations require that lenders determine whether the applicant is an eligible borrower attending an eligible institution, explain to borrowers their responsibilities under the loan, ensure that the promissory notes evidencing the loan are executed by the borrower, and disburse the loan proceeds as required. After the loan is made, the lender must establish repayment terms with the borrower, properly administer deferments and forbearances and credit the borrower for payments made. If a borrower becomes delinquent in repaying a loan, a lender must perform collection procedures that vary depending upon the length of time a loan is delinquent.  The collection procedures consist of telephone calls, demand letters, skiptracing procedures and requesting assistance from the guarantor.

A lender may submit a default claim to the guarantor after the related FFELP student loan has been delinquent for at least 270 days. The guarantor must review and pay the claim within 90 days after the lender filed it. The guarantor will pay the lender interest accrued on the loan for up to 450 days after delinquency. The guarantor must file a reimbursement claim with the Secretary within 45 days after the guarantor paid the lender for the default claim.

Student Loan Discharges

FFELP student loans are not generally dischargeable in bankruptcy. Under the United States Bankruptcy Code, before a FFELP student loan may be discharged, the borrower must demonstrate that repaying it would cause the borrower or his family undue hardship. When a FFELP borrower files for bankruptcy, collection of the loan is suspended during the time of the proceeding. If the borrower files under the “wage earner” provisions of the Bankruptcy Code or files a petition for discharge on the grounds of undue hardship, then the lender transfers the loan to the guarantee agency which guaranteed that loan and that agency then participates in the bankruptcy proceeding. When the proceeding is complete, unless there was a finding of undue hardship, the loan is transferred back to the lender and collection resumes.

FFELP student loans are discharged if the borrower becomes totally and permanently disabled. A physician must certify eligibility for discharge. This discharge is conditional for the first three years; if a borrower recovers sufficiently during that period to earn a reasonable income, the borrower must resume repayment.

If a school closes while a student is enrolled, or within 90 days after the student withdrew, loans made for that enrollment period are discharged. If a school falsely certifies that a borrower is eligible for the loan, the loan may be discharged. Moreover, if a school fails to make a refund to which a student is entitled, the loan is discharged to the extent of the unpaid refund. Effective July 1, 2006, a loan is also eligible for discharge if it is determined that the borrower’s eligibility for the loan was falsely certified as a result of a crime of identity theft.

Rehabilitation of Defaulted Loans

The Secretary of Education is authorized to enter into agreements with the guarantor under which the guarantor may sell defaulted loans that are eligible for rehabilitation to an eligible lender. For a loan to be eligible for rehabilitation the guarantor must have received reasonable and affordable payments for 12 months, and then the borrower may request that the loan be sold. Because monthly payments are usually greater after rehabilitation, not all borrowers opt for rehabilitation. Upon rehabilitation, a loan is eligible for all the benefits under the Higher Education Act for which it would have been eligible had no default occurred and the negative credit record is expunged. No FFELP student loan may be rehabilitated more than once.

Guarantor Funding

In addition to providing the primary guarantee on FFELP student loans, guarantee agencies are charged, under the Higher Education Act, with responsibility for maintaining records on all loans on which they have issued a guarantee (“account maintenance”), assisting lenders to prevent default by delinquent borrowers (“default aversion”), post-default loan administration and collections and program awareness and oversight. These activities are funded by revenues from the following statutorily prescribed sources plus earnings on investments.

Source	Basis
Insurance Premium	Up to 1% of the principal amount guaranteed, withheld from the proceeds of each loan disbursement
Loan Processing and Origination Fee	0.40% of the principal amount guaranteed, paid by the U.S. Department of Education
Account Maintenance Fee	0.10% of the original principal amount of loans outstanding, paid by the U.S. Department of Education
Default Aversion Fee	1% of the outstanding amount of loans that were reported delinquent but did not default within 300 days thereafter, paid by transfers out of the Student Loan Reserve Fund
Collection Retention Fee

23% of the amount collected on loans on which reinsurance has been paid (18.5% of the amount collected for a defaulted loan that is purchased by a lender for rehabilitation or consolidation), withheld from gross receipts

The Higher Education Act requires guarantee agencies to establish two funds: a Student Loan Reserve Fund and an Agency Operating Fund. The Student Loan Reserve Fund contains the reinsurance payments received from the Department, Insurance Premiums and the Collection Retention Fee. The fund is federal property and its assets may be used only to pay insurance claims and to pay Default Aversion Fees. The Agency Operating Fund is the guarantor’s property and is not subject to strict limitations on its use.

U.S. Department of Education Oversight

The Secretary of Education has oversight powers over guarantors. If the U.S. Department of Education determines that a guarantor is unable to meet its insurance obligations, the holders of loans guaranteed by that guarantor may submit claims directly to the Department. The Department is required to pay the full guarantee payments due in accordance with guarantee claim processing standards no more stringent than those applied by the terminated guarantor. However, the Department’s obligation to pay guarantee claims directly in this fashion is contingent upon its making the determination referred to above.

Recent Developments

College Student Relief Act of 2007.  On January 17, 2007 the U.S. House of Representatives passed the “College Student Relief Act of 2007” (H.R. 5), which amends the Higher Education Act of 1965, as amended, to, among other things, (1) phase-in cuts in the interest rate charged to undergraduate student borrowers on FFELP student loans from 6.8% in July 2006 to 3.4% in July 2011, (2) reduce the Federal Family Education Loan lender insurance percentage to 95% of the unpaid balance of such FFELP student loans made on or after July 1, 2007, (3) eliminate the “exceptional performance” status for lenders, servicers, and guaranty agencies as of July 1, 2007, (4) reduce special allowance payments made to FFELP lenders to compensate them for the difference between FFELP interest rates and market rates, beginning with FFELP student loans made on or after July 1, 2007, (5) increase the loan fee charged to FFELP lenders from 0.5% to 1.0% of the principal amount of FFELP student loans disbursed on or after July 1, 2007, (6) increase, on or after July 1, 2007, the rebate fee charged to a holder of FFELP consolidation loans, provided that at least 90% of the total principal and accrued unpaid interest outstanding on FFELP student loans held by such holder are such FFELP consolidation loans, and (7) provide for a series of graduated reductions in the percentage of collections on defaulted FFELP student loans a guaranty agency is allowed to retain until, beginning in October 2010, such percentage is equal to the average rate paid to collection agencies that have contracts with the Secretary of Education.  At this time, it is uncertain whether this bill will be enacted into law.  In addition, there are various other legislative proposals currently under consideration by the United States Congress.  We cannot predict the likelihood that any of these proposals would become law or the potential effect of such legislation on the guaranty agencies, the servicer or any pool of trust student loans.

APPENDIX B

Global Clearance, Settlement and
Tax Documentation Procedures

Except in some limited circumstances, the notes offered under the related prospectus supplement will be available only in book-entry form as “Global Securities.” Investors in the Global Securities may hold them through DTC or, if applicable, Clearstream, Luxembourg or Euroclear. The Global Securities are tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades (other than with respect to a reset date as described under “Additional Information Regarding the Notes—Book Entry Registration” in this prospectus) will settle in same-day funds.

Secondary market trading between investors holding Global Securities through Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice.

Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

Secondary cross-market trading between Clearstream, Luxembourg or Euroclear and DTC participants holding notes will be effected on a delivery-against-payment basis through the depositaries of Clearstream, Luxembourg and Euroclear and as participants in DTC.

Non-U.S. holders of Global Securities will be exempt from U.S. withholding taxes, provided that the holders meet specific requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

All U.S. Dollar denominated Global Securities will be held in book-entry form by DTC in the name of Cede & Co., as nominee of DTC. Investors’ interests in the U.S. Dollar denominated Global Securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream, Luxembourg and Euroclear will hold positions in U.S. Dollar denominated Global Securities on behalf of their participants through their respective depositaries, which in turn will hold positions in accounts as participants of DTC.

All non-U.S. Dollar denominated Global Securities will be held in book-entry form by a common depositary for Clearstream, Luxembourg and Euroclear in the name of a nominee to be selected by the common depositary. Investors’ interests in the non-U.S. Dollar denominated Global Securities will be represented through financial institutions acting on their behalf as direct and indirect participants in Clearstream, Luxembourg or Euroclear. As a result, DTC will hold positions in the non-U.S. Dollar denominated Global Securities on behalf of its participants through its depositaries, which in turn will hold positions in accounts as participants of Clearstream, Luxembourg or Euroclear.

Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to U.S. corporate debt obligations. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Investors electing to hold their Global Securities through Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no “lock-up” or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

Since the purchase determines the place of delivery, it is important to establish at the time of the trade where both the purchaser’s and the depositor’s accounts are located to ensure that settlement can be made on the desired value date.

Trading on a Reset Date.  Secondary market trading on a reset date will be settled as described under “Additional Information Regarding the Notes—Book-Entry Registration” in this prospectus.

Trading between DTC participants.  Secondary market trading between DTC participants will be settled using the procedures applicable to U.S. corporate debt issues in same-day funds.

Trading between Clearstream, Luxembourg and/or Euroclear participants.  Secondary market trading between Clearstream, Luxembourg participants and/or Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

Trading between DTC seller and Clearstream, Luxembourg or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC participant to the account of a Clearstream, Luxembourg participant or a Euroclear participant, the purchaser will send instructions to Clearstream, Luxembourg or Euroclear through a participant at least one business day before settlement. Clearstream, Luxembourg or Euroclear will instruct the applicable depositary to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date. Payment will then be made by the respective depositary to the DTC participant’s account against delivery of the Global Securities.

Securities.  After settlement has been completed, the Global Securities will be credited to the applicable clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream, Luxembourg participant’s or Euroclear participant’s account. The Global Securities credit will appear the next day (European time) and the cash debit will be back-valued to, and the interest on the Global Securities will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date so that the trade fails, the Clearstream, Luxembourg or Euroclear cash debit will be valued instead as of the actual settlement date.

Clearstream, Luxembourg participants and Euroclear participants will need to make available to the clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream, Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream, Luxembourg participants or Euroclear participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although this result will depend on each participant’s particular cost of funds.

Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending Global Securities to the applicable depositary for the benefit of Clearstream, Luxembourg participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

Trading between Clearstream, Luxembourg or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream, Luxembourg and Euroclear participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The depositor will send instructions to Clearstream, Luxembourg or Euroclear through a participant at least one business day before settlement. In this case, Clearstream, Luxembourg or Euroclear will instruct the applicable depositary to deliver the notes to the DTC participant’s account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date. The payment will then be reflected in the account of the Clearstream, Luxembourg participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream, Luxembourg or Euroclear participant’s account would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. Should the Clearstream, Luxembourg or Euroclear participant have a line of credit with its clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If settlement is not completed on the intended value date so that the trade fails, receipt of the cash proceeds in the Clearstream, Luxembourg or Euroclear participant’s account would instead be valued as of the actual settlement date.

Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream, Luxembourg participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action is taken. At least three techniques should be readily available to eliminate this potential problem:

•

borrowing through Clearstream, Luxembourg or Euroclear for one day until the purchase side of the day trade is reflected in their Clearstream, Luxembourg or Euroclear accounts, in accordance with the clearing system’s customary procedures;

•

borrowing the Global Securities in the U.S. from a DTC participant no later than one day before settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream, Luxembourg or Euroclear account in order to settle the sale side of the trade; or

•

staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day before the value date for the sale to the Clearstream, Luxembourg participant or Euroclear participant.

U.S. Federal Income Tax Documentation Requirements

A holder of Global Securities may be subject to U.S. withholding tax (currently at 30%), or U.S. backup withholding tax (currently at 28%), as appropriate, on payments of interest, including original issue discount, on registered debt issued by U.S. persons, unless:

•

each clearing system, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements, and

•

that holder takes one of the following steps to obtain an exemption or reduced tax rate:

1.  Exemption for non-U.S. person—Form W-8BEN. Non-U.S. persons that are beneficial owners can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding).

2.  Exemption for non-U.S. persons with effectively connected income—Form W-8ECI. A non-U.S. person, including a non-U.S. corporation or partnership, for which the income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person’s Claim That Income Is Effectively Connected With the Conduct of a Trade or Business in the United States).

3.  Exemption or reduced rate for non-U.S. persons resident in treaty countries— Form W-8BEN. Non-U.S. persons that are beneficial owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate, depending on the treaty terms, by filing Form W-8BEN.

4.  Exemption for U.S. persons—Form W-9. U.S. persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Request for Taxpayer Identification Number and Certification).

U.S. Federal Income Tax Reporting Procedure.  The Global Securityholder or his agent files by submitting the appropriate form to the person through which he holds. This is the clearing agency, in the case of persons holding directly on the books of the clearing agency. Form W-8BEN, provided without a taxpayer identification number (“TIN”) and Form W-8ECI are generally effective from the date the form is signed to the last day of the third succeeding calendar year.  Form W8-BEN provided with a TIN will generally be effective until a change in circumstances makes any information on the form incorrect.

If the information shown on Form W-8BEN or Form W-8ECI changes, a new form must be filed within 30 days of the change.

For these purposes, a U.S. person is:

•

a citizen or individual resident of the United States,

•

a corporation or partnership, including an entity treated as such, created or organized in or under the laws of the United States or any state thereof or the District of Columbia,

•

an estate the income of which is includible in gross income for U.S. federal income tax purposes, regardless of its source, or

•

a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust.

To the extent provided in Treasury regulations, some trusts in existence on August 20, 1996, and treated as U.S. persons before that date, that elect to continue to be treated as U.S. persons, will be U.S. persons and not foreign persons.

This discussion does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

SUBJECT TO COMPLETION, DATED __________, 20__

PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED __________, 20__

$__________

Wells Fargo Private Credit Student Loan Trust 20__-_
Issuing Entity

Wells Fargo Student Loans Receivables I, LLC
Depositor

Wells Fargo Bank, N.A.
Sponsor, Seller, Servicer and Administrator

Student Loan Asset-Backed Notes

On or about __________, 20__, the issuing entity will issue the following classes of notes:

Class	Original Principal Amount	Interest Rate	Maturity	Initial Public Offering Price	Underwriting Discount	Proceeds to The Depositor
A-1 Notes	$__________	3-month LIBOR plus ____%	__________, 20__	100%	____%	____%
A-2 Notes	$__________	3-month LIBOR plus ____%	__________, 20__	100%	____%	____%
A-3 Notes	$__________	3-month LIBOR plus ____%	__________, 20__	100%	____%	____%
A-4 Notes	$__________	3-month LIBOR plus ____%	__________, 20__	100%	____%	____%
A-5 Notes	$__________	3-month LIBOR plus ____%	__________, 20__	100%	____%	____%
B Notes	$__________	3-month LIBOR plus ____%	__________, 20__	100%	____%	____%
C Notes	$__________	3-month LIBOR plus ____%	__________, 20__	100%	____%	____%

The issuing entity will make payments primarily from collections on a pool of student loans.  The student loans are education loans to students and parents of students that are not guaranteed or reinsured under the Federal Family Education Loan Program (also known as “FFELP”) or any other federal student aid programs.  Interest and principal on the notes will be paid to the applicable noteholders quarterly on the __ of each ________, ________, ________ and ________, beginning in ________ 20__.  In general, the issuing entity will pay principal, sequentially, to the class A-1 through class A-5 notes, in that order, until each such class is paid in full.  Neither the class B notes nor the class C notes will receive principal until the stepdown date, which is expected to be the ________ 20__ distribution date.  Credit enhancement for the notes consists of excess interest on the trust student loans, overcollateralization, cash on deposit in a reserve account and, for the class A notes, the subordination of the class B and class C notes and, for the class B notes, the subordination of the class C notes.  The notes are LIBOR-based notes.  A description of how LIBOR is determined appears under “Additional Information Regarding the Notes—Determination of Indices—LIBOR” in the accompanying base prospectus. The issuing entity will also enter into an interest rate swap agreement as described under “Swap Agreement” in this prospectus supplement.

We are offering the notes through the underwriters at the prices shown above, when and if issued.  [Application will be made to The Irish Stock Exchange Limited for the notes to be admitted to the Official List and to begin trading on its regulated market.  There can be no assurance that such a listing will be obtained.  The issuance and settlement of the notes is not conditioned on the listing of the notes on The Irish Stock Exchange Limited.]

We are not offering the notes in any state or other jurisdiction where the offer is prohibited.

We expect the proceeds to the depositor from the sale of the notes to be $__________, before deducting expenses payable by the depositor estimated to be $__________.

You should consider carefully the risk factors beginning on page S-12 of this prospectus supplement and on page 16 of the accompanying base prospectus.  The notes are asset-backed securities and are obligations of the issuing entity, which is a trust.  They are not obligations of or interests in Wells Fargo Bank, N.A., the depositor, the seller or any of their affiliates.  The notes are not guaranteed or insured by the United States or any governmental agency.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the notes or determined whether this prospectus supplement or the accompanying base prospectus is accurate or complete.  Any contrary representation is a criminal offense.

________________________

     [Underwriters]

          ________________________

__________, 20__

PROSPECTUS SUPPLEMENT

Page

Summary of Terms

•

Issuing Entity

•

Depositor

•

Sponsor, Seller, Servicer, Administrator and Paying Agent

•

Indenture Trustee

•

Owner Trustee

•

The Notes

Class A Notes:

Class B Notes:

Class C Notes:

•

Dates

•

Information About the Notes

The Notes

•

Administrator

•

[Irish Listing Agent and Paying Agent]

•

Information About the Issuing Entity

Formation of the Issuing Entity

Its Assets

•

Administration of the Issuing Entity

Distributions

Transfer of the Assets to the Issuing Entity

Servicing of the Assets

Compensation of the Servicer

•

Termination of the Issuing Entity

Optional Purchase

Auction of Issuing Entity Assets

•

Swap Agreement

•

Trust Certificateholder

•

Tax Considerations

•

ERISA Considerations

•

Ratings of the Notes

•

[Listing Information]

•

Risk Factors

Risk Factors

•

The Notes Are Not Suitable Investments For All Investors

•

Sequential Payment Of The Class A, Class B And Class C Notes And Subordination Of The Class B And Class C Notes Results In A Greater Risk Of Loss For Some Holders

•

Certain Credit And Liquidity Enhancement Features Are Limited And If They Are Depleted, There May Be Shortfalls In Distributions To Noteholders

•

Certain Applications Of Funds In The Cash Capitalization Account May Result In Delays In Payments Of Principal On The Notes

•

The Characteristics Of The Trust Student Loans May Change

•

The Issuing Entity Will Not Have the Benefit Of Any Guarantees Or Insurance On The Trust Student Loans

•

Your Notes Will Have Basis Risk And The Swap Agreement Does Not Eliminate All Of This Basis Risk

•

The Occurrence Of An Event Of Default Under The Indenture May Delay Payments On The Class B Notes And The Class C Notes

•

Subordinated Noteholders May Not Be Able To Direct The Indenture Trustee Upon An Event of Default Under The Indenture

•

Risk Of Bankruptcy Discharge Of Private Credit Student Loans

•

The Issuing Entity May Be Affected By Delayed Payments From Borrowers Called To Active Military Service

Defined Terms

Formation of the Issuing Entity

•

The Issuing Entity

•

Owner Trustee

•

Indenture Trustee

Private Credit Student Loans

Wells Fargo’s Private Credit Student Loan Program

Use of Proceeds

The Trust Student Loan Pool

•

General

•

Eligible Trust Student Loans

•

Certain Expenses

•

Characteristics of the Trust Student Loans

•

Insurance of Trust Student Loans

•

Cure Period for Trust Student Loans

Description of the Notes

•

General

•

Interest

•

Principal

•

Servicing Compensation

•

Distributions

•

Distributions Following an Event of Default and Acceleration of the Maturity of the Notes

•

Voting Rights and Remedies; Insolvency Events

•

Cash Capitalization Account

•

Credit Enhancement

•

Administration Fee

•

Determination of Indices

•

Notice of Interest Rates

•

Trust Accounts

•

Issuing Entity Fees

•

Optional Purchase

•

Auction of Issuing Entity Assets

Static Pools

Prepayments, Extensions, Weighted Average Lives and Expected Maturities of the Notes

Swap Agreement

U.S. Federal Income Tax Consequences

ERISA Considerations

Accounting Considerations

Reports to Noteholders

Underwriting

[Notice To Canadian Residents]

•

[Resale Restrictions

•

Representations of Purchasers

•

Rights of Action – Ontario Purchasers Only

•

Enforcement of Legal Rights

•

Taxation and Eligibility for Investment

[Listing Information]

Legal Proceedings

Ratings of the Notes

Legal Matters

Glossary for Prospectus Supplement

Annex A: Characteristics of the Trust Student Loan Pool

A-1

Exhibit I:  Prepayments, Extensions, Weighted Average Lives and Expected Maturities of the Notes

I-1

BASE PROSPECTUS

Page

Summary of Prospectus

6

Risk Factors

16

Formation of the Issuing Entities

33

Use of Proceeds

34

The Depositor

34

The Sponsor, Seller, Servicer and Administrator

36

The Student Loan Pools

37

Wells Fargo’s Student Loan Financing Business

39

Transfer and Servicing Agreements

41

Servicing and Administration

45

Trading Information

55

Description of the Notes

56

Additional Information Regarding the Notes

61

Certain Legal Aspects of the Student Loans

94

U.S. Federal Income Tax Consequences

96

European Union Directive on the Taxation of Savings Income

105

State Tax Consequences

105

ERISA Considerations

105

Available Information

108

Reports to Noteholders

108

Incorporation of Documents by Reference

108

The Plan of Distribution

109

Legal Matters

110

Appendix A: Federal Family Education Loan Program

A-1

Appendix B: Global Clearance, Settlement and Tax Documentation Procedures

B-1

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT
AND THE ACCOMPANYING BASE PROSPECTUS

Information is provided to you about the notes in two separate documents that progressively provide more detail:

•

the accompanying base prospectus, which provides general information, some of which may not apply to your notes; and

•

this prospectus supplement, which incorporates and includes the appendices, and describes the specific terms of your notes.

Cross-references are included in this prospectus supplement and the accompanying base prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying base prospectus provide the pages on which these captions are located.

_______________

NOTICE TO INVESTORS

[European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), it has not made and will not make an offer of offered certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the offered certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of offered certificates to the public in that Relevant Member State at any time:

(a)

to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)

to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(c)

in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of offered certificates to the public” in relation to any offered certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the offered certificates to be offered so as to enable an investor to decide to purchase or subscribe the offered certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.]

[United Kingdom

Each underwriter has represented and agreed that:

(a)

it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of the offered certificates in circumstances in which Section 21(1) of the FSMA does not apply to the trust; and

(b)

it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the offered certificates in, from or otherwise involving the United Kingdom.]

[Notice to United Kingdom Investors

The distribution of this prospectus supplement and the accompanying base prospectus, if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) (“high net worth companies, unincorporated associations, etc.”) or 19 (Investment Professionals) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the “Relevant Persons”).  This prospectus supplement and the accompanying base prospectus must not be acted on or relied on by persons who are not Relevant Persons.  Any investment or investment activity to which this prospectus supplement and the accompanying prospectus relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the offered certificates and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.]

_______________

[IRISH STOCK EXCHANGE INFORMATION

In connection with the proposed listing of the notes on the Official List of The Irish Stock Exchange Limited, the depositor accepts responsibility for the information contained in this prospectus supplement and the accompanying base prospectus.  To the best of the depositor’s knowledge and belief, having taken all reasonable care to ensure that such is the case, the information contained in this prospectus supplement and the accompanying base prospectus is in accordance with the facts and does not omit anything likely to affect the import of such information.

Reference in this prospectus supplement and the accompanying base prospectus to any website addresses set forth in this prospectus supplement and the accompanying base prospectus will not be deemed to constitute a part of this prospectus supplement and the accompanying base prospectus filed with the Irish Stock Exchange Limited in connection with the listing of the notes.]

FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying base prospectus contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended.  Such forward-looking statements, together with related qualifying language and assumptions, are found in the material, including each of the tables, set forth under “Risk Factors,” “Prepayments, Extensions, Weighted Average Lives and Expected Maturities of the Notes,” in this prospectus supplement and in Exhibit I, “Prepayments, Extensions, Weighted Average Lives and Expected Maturities of the Note,” which is hereby incorporated into this prospectus supplement.  Forward-looking statements are also found elsewhere in this prospectus supplement and the accompanying base prospectus, and may be identified by, among other things, accompanying language including the words “expects,” “intends,” “anticipates,” “estimates” or analogous expressions, or by qualifying language or assumptions. Such statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results or performance to differ materially from such forward-looking statements.  Such risks, uncertainties and other factors include, among others, general economic and business conditions, competition, changes in political, social and economic conditions, regulatory initiatives and compliance with government regulations, customer preference and various other matters, many of which are beyond the depositor’s control.  These forward-looking statements speak only as of the date of this prospectus supplement.  The depositor expressly disclaims any obligation or undertaking to disseminate any updates or revisions to such forward-looking statements to reflect any change in the depositor’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

SUMMARY OF PARTIES TO THE TRANSACTION

This chart provides only a simplified overview of the relations between the principal parties to the transaction.  Refer to this prospectus supplement for a further description.

Affiliations, Certain Relationships and Related Transactions

•

The depositor is a wholly-owned, special-purpose subsidiary of the sponsor; and

•

The sponsor, seller, servicer, administrator and paying agent are the same entity, which is a subsidiary of Wells Fargo & Company.

There are no business relationships, agreements, arrangements, transactions or understandings entered into outside the ordinary course of business or on terms other than those that would be obtained in an arm’s length transaction with an unrelated third party that are material to noteholders other than as described in this prospectus supplement and the accompanying base prospectus between or among the sponsor and the issuing entity and any other principal party.

PAYMENT FLOWS AND DELIVERIES

SUMMARY OF TERMS

This summary highlights selected information about the offered notes.  It does not contain all of the information that you might find important in making your investment decision.  It provides only an overview to aid your understanding and is qualified by the full description of the information contained in this prospectus supplement and the accompanying base prospectus.  You should read the full description of this information appearing elsewhere in this document and in the accompanying base prospectus to understand all of the terms of the offering of the offered notes.

ISSUING ENTITY

Wells Fargo Private Credit Student Loan Trust 20__-_, which is a Delaware statutory trust.  It was formed on __________, 20__, under a trust agreement dated as of __________, 20__.  Its principal address is in care of the owner trustee, at __________________________.

DEPOSITOR

Wells Fargo Student Loans Receivables I, LLC, which is a Delaware limited liability company.  Its principal address is 301 East 58th Street, Sioux Falls, South Dakota 57104.

SPONSOR, SELLER, SERVICER, ADMINISTRATOR AND PAYING AGENT

Wells Fargo Bank, N.A., which is a national banking association.  Wells Fargo Bank, N.A. is an affiliate of the depositor.

The address of the principal executive offices of Wells Fargo Bank, N.A. is 420 Montgomery Street, San Francisco, California 94163.  The mailing address for Wells Fargo Bank, N.A. in its capacity as sponsor, seller and servicer is 301 East 58th Street, Sioux Falls, South Dakota 57104.  The mailing address for Wells Fargo Bank, N.A. in its capacity as administrator and paying agent is Sixth and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services/Structured Products Group.

INDENTURE TRUSTEE

____________________, which is a ____________________.  Its principal corporate trust address is __________________________.

Under the indenture, _____________________ will act as indenture trustee for the benefit of and to protect the interests of the noteholders.

OWNER TRUSTEE

__________________________, which is a __________________________.  The owner trustee will act in the capacities required under the Delaware Statutory Trust Act.  Its principal Delaware address is __________________________.

THE NOTES

The issuing entity will issue the notes under an indenture to be dated as of the closing date.  The issuing entity is offering the following classes of notes in the original principal amounts set forth in the table on the front cover of this prospectus supplement, which are debt obligations of the issuing entity:

Class A Notes:

•

Class A-1 Student Loan-Backed Notes;

•

Class A-2 Student Loan-Backed Notes;

•

Class A-3 Student Loan-Backed Notes;

•

Class A-4 Student Loan-Backed Notes; and

•

Class A-5 Student Loan-Backed Notes.

Class B Notes:

•

Class B Student Loan-Backed Notes.

Class C Notes:

•

Class C Student Loan-Backed Notes.

We sometimes refer to:

•

the class A-1 notes through the class A-5 notes as the class A notes; and

•

 the class A notes, the class B notes and the class C notes as the notes.

DATES

The closing date for this offering will be __________, 20__.

The information about the trust student loans in this prospectus supplement is calculated and presented as of __________, 20__.  We refer to this date as the statistical cutoff date.

The issuing entity will be entitled to receive all collections and proceeds on the trust student loans on or after the [closing date].

A distribution date for each class of notes is the __th of each ________, ________, ________ and ________, beginning in ________ 20__.  If any __________, __________, __________ or __________ is not a business day, the distribution date will be the next business day.

In months with a distribution date, the monthly servicing payment date is the same as the distribution date.  In other months, the monthly servicing payment date is the __th day of the month, or if the __th day of the month is not a business day, the next business day.

Interest and principal will be payable to holders of record as of the close of business on the record date, which is the day before the related distribution date.

INFORMATION ABOUT THE NOTES

The Notes

Interest Payments.  Interest will accrue generally on the outstanding principal balance of each class of the notes during three-month accrual periods and will be paid on each distribution date.

Generally, each accrual period for the notes begins on a distribution date and ends on the day before the next distribution date.  The first accrual period for the notes, however, will begin on the closing date and end on __________, 20__, the day before the first distribution date.

Each class of notes will bear interest at a rate equal to the sum of three-month LIBOR (except for the first accrual period), and the applicable spread listed in the table on the front cover of this prospectus supplement.

[LIBOR for the first accrual period will be determined by the following formula:

x + [ __ / __ * (y-x)]

where:

x =  _____-month LIBOR, and

y =  _____-month LIBOR]

[LIBOR for the first accrual period will be [__]%]

The administrator will determine LIBOR as specified under “Additional Information Regarding the Notes—Determination of Indices—LIBOR” in the accompanying base prospectus.  The administrator will calculate interest on the notes based on the actual number of days elapsed in each accrual period divided by 360.

Principal Payments.  Principal will be payable on each distribution date in an amount generally equal to:

•

the principal distribution amount for that distribution date, plus

•

any shortfall in the payment of principal as of the preceding distribution date.

Priority of Principal Payments.   We will apply principal sequentially on each distribution date as follows:

•

first, the class A noteholders’ principal distribution amount, sequentially, to the class A-1 notes through class A-5 notes, in that order, until their respective principal balances are reduced to zero;

•

second, on each distribution date on and after the stepdown date, and provided that no trigger event is in effect on such distribution date, the class B noteholders’ principal distribution amount to the class B notes, until their principal balance is reduced to zero; and

•

third, on each distribution date on and after the stepdown date, and provided that no trigger event is in effect on such distribution date, the class C noteholders’ principal distribution amount, pro rata, to the class C notes, until their principal balance is reduced to zero.

Until the stepdown date, the class B notes and class C notes will not be entitled to any payments of principal.  On each distribution date on and after the stepdown date, provided that no trigger event is in effect, the class B notes and class C notes will be entitled to their share of principal, subject to the existence of sufficient available funds.

The stepdown date will be the earlier of:

•

the ________ 20__ distribution date, or

•

the first date on which no class A notes remain outstanding.

On each distribution date described in the preceding paragraph, the class A, class B and class C notes generally will be allocated a share of the principal distribution amount sufficient to cause the principal balances of the class A, class B and class C notes, as applicable, to equal specified percentages of the asset balance.  See “Description of the Notes— Principal” and “—Distributions” in this prospectus supplement for a more detailed description of principal payments.  See also “Description of the Notes—Distributions Following an Event of Default and Acceleration of the Maturity of the Notes” in this prospectus supplement for a description of the cashflows on each distribution date following the occurrence of an event of default and an acceleration of the maturity of the notes.

Maturity Dates.  Each class of notes will mature no later than the date set forth for that class in the table on the front cover of this prospectus supplement.

The actual maturity of any class of notes could occur earlier if, for example:

•

there are prepayments on the trust student loans;

•

the servicer exercises its option to purchase all remaining trust student loans, which will not occur until the first distribution date on which the pool balance is 10% or less of the initial pool balance; or

•

the indenture trustee auctions all remaining trust student loans, which, absent an event of default under the indenture, will not occur until the first distribution date on which the pool balance is 10% or less of the initial pool balance.

Prepayments, Extensions, Weighted Average Lives and Expected Maturities of the Notes.  The projected weighted average life, expected maturity date and percentages of remaining principal balance of each class of notes under various assumed prepayment scenarios may be found in Exhibit I, “Prepayments, Extensions, Weighted Average Lives and Expected Maturities of the Notes,” which is hereby incorporated into this prospectus supplement.

Subordination of the Class B notes and Class C Notes.

•

Payments of interest on the class B notes will be subordinate to the payments of interest on the class A notes.  In general, payments of principal on the class B notes will be subordinate to the payment of both interest and principal on the class A notes.

•

Payments of interest on the class C notes will be subordinate to the payments of interest on the class A notes and class B notes.  In general, payments of principal on the class C notes will be subordinate to the payment of both interest and principal on the class A notes and class B notes

See “Description of the Notes—Credit Enhancement—Subordination of the Class B Notes and Class C Notes” and “—Priority of the Notes” in this prospectus supplement.

Denominations.  The notes will be available for purchase in minimum denominations of $100,000 and additional increments of $1,000.  The notes will be available only in book-entry form through The Depository Trust Company, Clearstream, Luxembourg and the Euroclear System.  You will not receive a certificate representing your notes except in very limited circumstances.

Security for the Notes.  The notes will be secured by the assets of the issuing entity, primarily the trust student loans.

Overcollateralization.  On the closing date, the asset balance of the issuing entity (which does not give effect to the reserve account described below but includes the amount deposited into the cash capitalization account on the closing date) will be approximately ____% of the aggregate balance of the notes.  Overcollateralization is intended to provide credit enhancement for the notes.  The amount of overcollateralization will vary from time to time depending on the rate and timing of principal payments on the trust student loans, capitalization of interest, certain borrower fees and the incurrence of losses on the trust student loans.  In general, overcollateralization will not exceed the specified overcollateralization amount.  See “Description of the Notes—Credit Enhancement—Overcollateralization” in this prospectus supplement.

[Prefunding Period.  Description of prefunding period - if applicable, each prospectus supplement will provide the information required by Item 1103(a)(5) of Regulation AB with respect to any prefunding period.]

[Revolving Period.  Description of revolving period - if applicable, each prospectus supplement will provide the information required by Item 1103(a)(5) of Regulation AB with respect to any revolving period and will also include the maximum amount of additional assets that may be acquired during the revolving period pursuant to Item 1111(g)(3) of Regulation AB and the percentage of the pool represented by the amount of additional assets acquired during the revolving period pursuant to Item 1111(g)(4) of Regulation AB.]

[Supplemental Purchase Period.  If applicable, each prospectus supplement will describe any supplemental purchase period.]

ADMINISTRATOR

Wells Fargo Bank, N.A. will act as the administrator of the issuing entity under an administration agreement to be dated as of the closing date.  Wells Fargo Bank, N.A. is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company.  Subject to certain conditions, Wells Fargo Bank, N.A. may transfer its obligations as administrator to an affiliate.  See “Servicing and Administration—Administration Agreement” in the accompanying base prospectus.

[IRISH LISTING AGENT AND PAYING AGENT]

[____________________ will act as the Irish listing agent and ____________________ will act as the paying agent in Ireland for the notes.  The depositor will at all times maintain an Irish paying agent with a specific office in Dublin, Ireland.  The Irish paying agent will make no representations as to the validity or sufficiency of the notes, the trust student loans, this prospectus supplement, the accompanying base prospectus or other related documents.]

INFORMATION ABOUT THE ISSUING ENTITY

Formation of the Issuing Entity

The issuing entity is a Delaware statutory trust.

The only activities of the issuing entity are acquiring, owning and managing the trust student loans and the other assets of the issuing entity, issuing and making payments on the notes, entering into the swap agreement described below and other related activities.  See “Formation of the Issuing Entity—The Issuing Entity” in this prospectus supplement.

The depositor is Wells Fargo Student Loans Receivables I, LLC.  The depositor is a Delaware limited liability company and a subsidiary of Wells Fargo Bank, N.A.

The depositor will acquire the trust student loans from Wells Fargo Bank, N.A. under the purchase agreement and will subsequently sell them to the issuing entity on the closing date under the sale agreement.  The sale agreement and the purchase agreement will each be dated as of the closing date.

Its Assets

The assets of the issuing entity will include:

•

the trust student loans, which consist of private credit student loans, which are education loans made to students or parents of students that are not guaranteed or reinsured under the Federal Family Education Loan Program, also known as FFELP, or under any other federal student loan program;

•

collections and other payments on the trust student loans;

•

funds it will hold from time to time in its trust accounts, including a collection account, a cash capitalization account and a reserve account; and

•

its rights under the swap agreement described under “—Swap Agreement” below.

The rest of this section describes the trust student loans and trust accounts more fully.

•

Trust Student Loans.  The trust student loans are education loans made and underwritten under various loan programs administered or sponsored by Wells Fargo Bank, N.A.  The loan programs under which the trust student loans were made and underwritten are described under “Wells Fargo’s Private Credit Student Loan Program” in this prospectus supplement.

The trust student loans have been selected from the student loans owned by Wells Fargo Bank, N.A. based on the criteria established by the depositor, as described in this prospectus supplement and the accompanying base prospectus.

As of the statistical cutoff date, the trust student loans had a pool balance of approximately $____________________.

As of the statistical cutoff date, the weighted average annual borrower interest rate of the trust student loans was approximately ____% and their weighted average remaining term to scheduled maturity was approximately ___ months.

The trust student loans are not guaranteed, insured or reinsured by the United States, any state-sponsored guarantee agency or any private insurer.

•

Collection Account.  The administrator will establish and maintain the collection account as an asset of the issuing entity in the name of the indenture trustee. The issuing entity will make an initial deposit from the net proceeds of the sale of the notes into the collection account on the closing date.  The deposit will be in cash or eligible investments equal to $__________ plus the excess, if any, of the pool balance as of the statistical cutoff date over the pool balance as of the closing date.  See “Servicing and Administration—Accounts” in the accompanying base prospectus for a more complete description of eligible investments.

The administrator will deposit collections on the trust student loans, any payments received from the swap counterparty and certain other funds into the collection account, all as described in this prospectus supplement and the accompanying base prospectus.

•

Cash Capitalization Account.  On the closing date, the administrator will establish and maintain the cash capitalization account as an asset of the issuing entity in the name of the indenture trustee.  The issuing entity will make a deposit in cash or eligible investments from the net proceeds of the sale of the notes equal to $__________ into the cash capitalization account on the closing date.

Wells Fargo Bank, N.A., as administrator, will instruct the indenture trustee to withdraw funds on deposit in the cash capitalization account to cover shortfalls, if any, in payments described in the 1st through 9th items in the chart on page S-9 of this prospectus supplement.  To the extent funds are available in the cash capitalization account, they will be drawn prior to drawing on the reserve account as described below.

All remaining funds in the cash capitalization account on the ________ 20__ distribution date will be deposited in the collection account and distributed as part of available funds.  Part of the funds in the cash capitalization account will be released to the collection account starting on earlier distribution dates if certain conditions are met.

See “Description of the Notes—Cash Capitalization Account” in this prospectus supplement.

•

Reserve Account.  The administrator will establish and maintain a reserve account as an asset of the issuing entity in the name of the indenture trustee.  The issuing entity will make an initial deposit from the net proceeds from the sale of the notes into the reserve account on the closing date.  The deposit will be in cash or eligible investments equal to $__________.

Funds in the reserve account may be replenished on each distribution date by additional funds available after all prior required distributions have been made.  See “Description of the Notes—Distributions” in this prospectus supplement.

Amounts remaining in the reserve account on any distribution date in excess of the specified reserve account balance, after payments described below, will be deposited into the collection account for distribution on that distribution date.

The specified reserve account balance is the amount required to be maintained in the reserve account. The specified reserve account balance for any distribution date will be equal to the lesser of:

•

the aggregate outstanding principal amount of the notes; and

•

$__________.

A collection period is the three-month period ending on the last day of ________, ________, ________ and ________, in each case for the distribution date in the following month.  However, the first collection period will be the period from the closing date through __________, 20__.

The specified reserve account balance will be subject to adjustment as described in this prospectus supplement. In no event will it exceed the outstanding balance of the notes.

The reserve account will be available on each distribution date and each monthly servicing payment date to cover any shortfalls in payments of primary servicing and administration fees, certain payments owing to the swap counterparty, the class A noteholders’ interest distribution amount, the class B noteholders’ interest distribution amount and the class C noteholders’ interest distribution amount.

In addition, the reserve account will be available:

•

on the related maturity date for each class of class A notes and upon termination of the issuing entity, to cover shortfalls in payments of the class A noteholders’ principal and accrued interest to the related class of notes;

•

on the class B maturity date and upon termination of the issuing entity, to pay the class B noteholders the unpaid principal balance on the class B notes and accrued interest and any carryover servicing fees; and

•

on the class C maturity date and upon termination of the issuing entity, to pay the class C noteholders the unpaid principal balance on the class B notes and accrued interest and any carryover servicing fees.

If the amount on deposit in the reserve account on any distribution date is sufficient to pay the remaining principal balance, interest accrued on the notes, any payments owing to the swap counterparty, and any carryover servicing fees, amounts on deposit in that account will be so applied on that distribution date.

The reserve account enhances the likelihood of payment to noteholders.  In certain circumstances, however, the reserve account could be depleted.  This depletion could result in shortfalls in distributions to noteholders.  See “Description of the Notes—Credit Enhancement—Reserve Account” in this prospectus supplement.

ADMINISTRATION OF THE ISSUING ENTITY

Distributions

Wells Fargo Bank, N.A., as administrator, will instruct [the indenture trustee to withdraw funds] on deposit in the collection account and, to the extent required, the reserve account and the cash capitalization account on each monthly servicing payment date and/or distribution date, as applicable.  Available funds will be applied on each applicable distribution date generally as shown in the chart on pages S-9 of this prospectus supplement.  Funds on deposit in the collection account and, to the extent required, the reserve account and the cash capitalization account, will be applied monthly to the payment of the primary servicing fee.

See “Description of the Notes—Distributions” in this prospectus supplement for a more detailed description of distributions.

Transfer of the Assets to the Issuing Entity

Under a sale agreement, the depositor will sell the trust student loans to the issuing entity.

If the depositor breaches a representation under the sale agreement regarding a trust student loan, generally the depositor will have to cure the breach, repurchase or replace that trust student loan or reimburse the issuing entity for losses resulting from the breach.

The seller will have similar obligations under the purchase agreement.  See “Transfer and Servicing Agreements—Purchase of Student Loans by the Depositor; Representations and Warranties of the Seller” in the accompanying base prospectus.

Servicing of the Assets

Under a servicing agreement, Wells Fargo Bank, N.A., as servicer, will be responsible for servicing, maintaining custody of and making collections on the trust student loans.  See “Servicing and Administration— Servicing Procedures” and “—Administration Agreement” in the accompanying base prospectus.  Under some circumstances, the servicer may transfer its obligations as servicer.  See “Servicing and Administration—Matters Regarding the Servicer” in the accompanying base prospectus.

If the servicer breaches a covenant under the servicing agreement regarding a trust student loan, generally it will have to cure the breach, purchase that trust student loan or reimburse the issuing entity for losses resulting from the breach.  See “Servicing and Administration—Servicer Covenants” in the accompanying base prospectus.

Compensation of the Servicer

The servicer will receive two separate fees: a primary servicing fee and a carryover servicing fee.

The primary servicing fee for any month is equal to 1/12 of an amount not to exceed ____% of the outstanding principal amount of the trust student loans.

The primary servicing fee will be payable in arrears out of available funds and amounts on deposit in the collection account, the cash capitalization account and the reserve account on each monthly servicing payment date or distribution date, as applicable, beginning in ________ 20__.  The fee paid in each month is calculated based upon the outstanding principal amount of the trust student loans as of the first day of the preceding calendar month.  Primary servicing fees due and payable to the servicer will include amounts from any prior distribution dates that remain unpaid.

The carryover servicing fee will be payable to the servicer on each distribution date out of available funds.

The carryover servicing fee is the sum of:

•

the amount of specified increases in the costs incurred by the servicer;

•

the amount of specified conversion, transfer and removal fees;

•

any amounts described in the first two bullets that remain unpaid from prior distribution dates; and

•

interest on any unpaid amounts.

See “Description of the Notes—Servicing Compensation” in this prospectus supplement.

TERMINATION OF THE ISSUING ENTITY

The issuing entity will terminate upon:

•

the maturity or other liquidation of the last trust student loan and the disposition of any amount received upon its liquidation; and

•

the payment of all amounts required to be paid to the noteholders.

See “The Student Loan Pools—Termination” in the accompanying base prospectus.

Optional Purchase

The servicer or such other entity to whom the servicer has transferred its optional purchase right may purchase or arrange for the purchase of all remaining trust student loans on any distribution date on or after the first distribution date on which the pool balance is 10% or less of the initial pool balance.

The exercise of this purchase option will result in the early retirement of the remaining notes.  The purchase price will equal the amount required to prepay in full, including all accrued and unpaid interest, the remaining trust student loans as of the end of the preceding collection period, but not less than a prescribed minimum purchase amount.

This prescribed minimum purchase amount is the amount that would be sufficient to:

•

pay any amount owing to the swap counterparty;

•

pay to noteholders the interest payable on the related distribution date; and

•

reduce the outstanding principal amount of each class of notes then outstanding on the related distribution date to zero.

However, for so long as the purchasing party is subject to regulation by the OCC, the FDIC, the Federal Reserve or the OTS, the purchasing party may exercise its purchase option only if the aggregate fair market value of the remaining trust student loans is greater than or equal to the purchase amount described in the preceding sentence.

See “The Student Loan Pools—Termination” in the accompanying base prospectus.

Auction of Issuing Entity Assets

The indenture trustee will offer for sale all remaining trust student loans at the end of the first collection period when the pool balance is 10% or less of the initial pool balance.

The issuing entity auction date will be the third business day before the related distribution date.  An auction will be consummated only if the servicer or such other entity to whom the servicer has transferred its optional purchase right has first waived its optional purchase right to purchase all of the remaining trust student loans as described above. The servicer or such other entity to whom the servicer has transferred its optional purchase right will waive its option to purchase all of the remaining trust student loans if it fails to notify the owner trustee and the indenture trustee, in writing, that it intends to exercise its purchase option before the indenture trustee accepts a bid to purchase the trust student loans.  The depositor and its affiliates, including Wells Fargo Bank, N.A., and unrelated third parties may offer bids to purchase the trust student loans.  The depositor or any affiliate may not submit a bid representing greater than fair market value of the trust student loans.

If at least two bids are received, the indenture trustee will solicit and re-solicit new bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit bids.  The indenture trustee will accept the highest of the remaining bids if it equals or exceeds the higher of:

•

the minimum purchase amount described under “—Optional Purchase” above (plus any amounts owed to the servicer as carryover servicing fees); or

•

the fair market value of the trust student loans as of the end of the related collection period.

If at least two bids are not received or the highest bid after the re-solicitation process does not equal or exceed that amount, the indenture trustee will not complete the sale. The indenture trustee may, and at the direction of the depositor will be required to, consult with a financial advisor, including an underwriter of the notes or the administrator, to determine if the fair market value of the trust student loans has been offered.  See “The Student Loan Pools—Termination” in the accompanying base prospectus.

The net proceeds of any auction sale will be used to retire any outstanding notes on the related distribution date.

If the sale is not completed, the indenture trustee may, but will not be under any obligation to, solicit bids for sale of the trust student loans after future collection periods upon terms similar to those described above, including the waiver by the servicer or such other entity to whom the servicer has transferred its optional purchase right of its option to purchase all of the remaining trust student loans.  The indenture trustee may or may not succeed in soliciting acceptable bids for the trust student loans, either on the issuing entity auction date or subsequently.

If the trust student loans are not sold as described above, on each subsequent distribution date, if the amount on deposit in the reserve account after giving effect to all withdrawals, except withdrawals payable to the depositor, exceeds the specified reserve account balance the administrator will direct the indenture trustee to distribute the amount of the excess as accelerated payments of note principal.

See “The Student Loan Pools—Termination” in the accompanying base prospectus.

SWAP AGREEMENT

[Each prospectus supplement will (a) provide the information required by Item 1115(a) of Regulation AB with respect to each external swap counterparty and swap agreement, and (b) provide information required under Item 1115(b) of Regulation AB for each swap counterparty that provides swap agreements with a significance percentage of 10% or more.  The information contained in this form of prospectus supplement is illustrative.]

On the closing date, the issuing entity will enter into an interest rate swap agreement with ____________________ as the swap counterparty.

Under the interest rate swap agreement, the swap counterparty will pay to the issuing entity, on or before the third business day preceding each distribution date, an amount based upon LIBOR, determined in the same manner as applies to the notes.

For each distribution date, the issuing entity will pay to the swap counterparty from the collection account and, if necessary, the cash capitalization account and the reserve account, prior to interest payments on the class A notes, an amount based upon the prime rate.

The interest rate swap agreement is scheduled to terminate on the ________ 20__ distribution date.

See “Swap Agreement” in this prospectus supplement.

[CREDIT ENHANCEMENT PROVIDERS]

[Each prospectus supplement will identify any credit enhancement providers referenced under Item 1114 of Regulation AB pursuant to Item 1103(a)(3)(ix) of Regulation AB.]

TRUST CERTIFICATEHOLDER

Under the trust agreement, the issuing entity will also issue a trust certificate to the depositor. This trust certificate will represent the ownership of the residual interest in the issuing entity. Under the purchase agreement between the depositor and Wells Fargo Bank, N.A., the depositor will transfer the trust certificate to Wells Fargo Bank, N.A. as part of the consideration for the sale of the trust student loans being sold to the depositor by Wells Fargo Bank, N.A. under the purchase agreement.  The trust certificate is not being offered by this prospectus supplement.

Distributions on the Trust Certificate.  The trust certificate will not bear interest and will not have a principal balance.  In general, distributions on the trust certificate will be made only after all of the notes have received all amounts due on a distribution date.  See “—Principal Distributions” above and “Description of the Notes—Distributions” in this prospectus supplement.

TAX CONSIDERATIONS

Subject to important considerations described in the accompanying base prospectus:

•

In the opinion of federal tax counsel for the issuing entity, the notes will be characterized as debt for federal income tax purposes.

•

In the opinion of federal tax counsel for the issuing entity, the issuing entity will not be characterized as an association or a  publicly traded partnership taxable as a corporation for federal income tax purposes.

See “U.S. Federal Income Tax Consequences” in this prospectus supplement and in the accompanying base prospectus.

ERISA CONSIDERATIONS

Subject to important considerations and conditions described in this prospectus supplement and the accompanying base prospectus, the notes may, in general, be purchased by or on behalf of an employee benefit plan or other retirement arrangement, including an insurance company general account, only if:

•

an exemption from the prohibited transaction provisions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended, and Section 4975 of the Internal Revenue Code of 1986, as amended, applies, so that the purchase and holding of the notes will not result in a non-exempt prohibited transaction; and

•

the purchase will not cause a non-exempt violation of any substantially similar federal, state, local or foreign laws.

Each fiduciary who purchases a note will be deemed to represent that an exemption exists and applies to it and that no non-exempt violations of any substantially similar laws will occur.

See “ERISA Considerations” in this prospectus supplement and the accompanying base prospectus for additional information concerning the application of ERISA.

RATINGS OF THE NOTES

The notes are required to be rated as follows:

•

Class A notes:  Highest rating category from at least two of Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

•

Class B notes:  One of the three highest rating categories from at least two of Fitch, Moody’s and S&P.

•

Class C notes:  One of the four highest rating categories from at least two of Fitch, Moody’s and S&P.

A rating addresses only the likelihood of the timely payment of stated interest and the payment of principal at final maturity, and does not address the timing or likelihood of principal distributions prior to final maturity with respect to the notes.  See “Ratings of the Notes” in this prospectus supplement.

[LISTING INFORMATION]

[Application will be made to The Irish Stock Exchange Limited for the notes to be admitted to the Official List and to begin trading on its regulated market.  There can be no assurance that such a listing will be obtained. You may consult with the Irish listing agent to determine their status.  You can contact the listing agent at ____________________.]

RISK FACTORS

Some of the factors you should consider before making an investment in the offered notes are described in this prospectus supplement and in the accompanying base prospectus under “Risk Factors.”

RISK FACTORS

You should carefully consider the following risk factors in order to understand the structure and characteristics of the notes and the potential merits and risks of an investment in the notes.  Potential investors must review and be familiar with the following risk factors in deciding whether to purchase any note.  The accompanying base prospectus describes additional risk factors that you should also consider beginning on page 16 of the accompanying base prospectus.  These risk factors could affect your investment in or return on the notes.

The Notes Are Not Suitable Investments For All Investors

The notes are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, and tax consequences of an investment, as well as the interaction of these factors.

Sequential Payment Of The Class A, Class B And Class C Notes And Subordination Of The Class B And Class C Notes Results In A Greater Risk Of Loss For Some Holders

Class C noteholders, to a lesser extent class B noteholders and to a still lesser extent, holders of the class A notes with the higher numerical designations, bear a greater risk of loss than do holders of class A notes with lower numerical designations because:

•

In general, distributions of principal on any class A notes will be made only after the class A notes having a lower numerical designation have been paid.

•

Distributions of interest on the class B notes will be subordinate to the payment of interest and, to the extent described in this prospectus supplement, payments of principal on the class A notes.  Distributions of principal on the class B notes will be subordinate to the payment of both interest and principal on the class A notes.

•

Distributions of interest on the class C notes will be subordinate to the payment of interest and, to the extent described in this prospectus supplement, payments of principal on the class A and class B notes.  Distributions of principal on the class C notes will be subordinate to the payment of both interest and principal on the class A and class B notes.

•

Unless the balances of the class A notes have been reduced to zero, the class B and class C notes will not be entitled to any principal distributions before the ________ 20__ distribution date, or during any period in which cumulative realized losses on the trust student loans exceed specified levels.  As a result, the weighted average lives of the class B and class C notes will be longer than would be the case if distributions of principal were allocated among all of the notes at the same time.  As a result of the longer weighted average lives of the class B and class C notes, holders of those notes have a greater risk of suffering a loss on their investments.

The yields to maturity on the class A-2, class A-3, class A-4, class A-5, class B and class C notes may be more sensitive than the yield to maturity of the class A-1 notes because of losses due to defaults on the trust student loans and the timing of those losses, to the extent the losses are not covered by any applicable credit enhancement.  The timing of receipt of principal and interest on the class A-2, class A-3, class A-4, class A-5, class B and class C notes may be adversely affected by the losses even if those notes do not ultimately bear such losses.

Certain Credit And Liquidity Enhancement Features Are Limited And If They Are Depleted, There May Be Shortfalls In Distributions To Noteholders

Certain credit and liquidity enhancement features, including the reserve account and the cash capitalization account, are limited in amount.  In addition, the cash capitalization account will not be replenished, is available for a limited duration and will not be extended.  In certain circumstances, if there is a shortfall in available funds, such amounts may be depleted.  This depletion could result in shortfalls and delays in distributions to noteholders.

Certain Applications Of Funds In The Cash Capitalization Account May Result In Delays In Payments Of Principal On The Notes

The issuing entity may withdraw funds from the cash capitalization account to pay certain fees, swap payments and interest on the notes if, among other things, available funds are insufficient to make those payments. Any such application of funds in the cash capitalization account reduces the amounts that would otherwise be available to pay principal on the notes, and this may result in delays in the payment of principal.

The Characteristics Of The Trust Student Loans May Change

The statistical information in this prospectus supplement reflects only the characteristics of the trust student loans as of the statistical cutoff date.  The trust student loans actually sold to the issuing entity on the closing date will have characteristics that differ somewhat from the characteristics of the trust student loans as of the statistical cutoff date, due to payments received on and other changes in these loans that occur during the period from the statistical cutoff date to the closing date.  We do not expect the characteristics of the trust student loans actually sold to the issuing entity on the closing date to differ materially from the characteristics of the trust student loans as of the statistical cutoff date.

However, in making your investment decision, you should assume that the actual characteristics of the trust student loans will vary somewhat from the characteristics of the trust student loans presented in this prospectus supplement as of the statistical cutoff date.

The Issuing Entity Will Not Have the Benefit Of Any Guarantees Or Insurance On The Trust Student Loans

The trust student loans are not guaranteed, insured or reinsured by the United States or any state-sponsored guarantee agency or private insurer or by any other insurance or external credit enhancement.  The primary credit enhancement for the notes is overcollateralization, the reserve account, and, in the case of the class A notes, the subordination of the class B and class C notes and, in the case of the class B notes, the subordination of the class C notes.  The amount of credit enhancement is limited and can be depleted over time.  In this event, you may suffer a loss.

Your Notes Will Have Basis Risk And The Swap Agreement Does Not Eliminate All Of This Basis Risk

The issuing entity will enter into an interest rate swap agreement with the swap counterparty.  The swap agreement is intended to mitigate a specific type or amount of the basis risk associated with the notes.  Basis risk is the risk that shortfalls might occur because, among other things, the interest rates of the trust student loans either adjust on the basis of certain indexes or are fixed and the interest rates of the notes adjust on the basis of a different index.  See “Annex A—Characteristics of the Trust Student Loan Pool—Composition of the Trust Student Loans as of the Statistical Cutoff Date,” which is hereby incorporated into this prospectus supplement, and which specifies the percentages of trust student loans that adjust based on the prime rate or the 91-day Treasury bill rate, or that bear a fixed rate, as applicable.

The notional amount of the swap agreement will equal the aggregate principal balance of the prime rate-based trust student loans that are reset monthly, as determined periodically.  The notional amount of the swap agreement does not include the principal balances of the fixed rate-based, the T-bill rate-based or the other types of prime rate-based trust student loans. Consequently, you must rely on other forms of credit enhancement, to the extent available, to mitigate that portion of the basis risk not covered by the swap agreement.

The swap agreement is scheduled to terminate, by its terms, on the ________ 20__ distribution date.  In addition, an early termination of the swap agreement may occur upon the occurrence of certain events.  See “Swap Agreement—Default Under the Swap Agreement” and “—Termination Events.”

Upon the early termination of the swap agreement, you cannot be certain that the issuing entity will be able to enter into a substitute swap agreement.  In addition, the issuing entity will not enter into any substitute swap agreement after the swap agreement terminates on the ________ 20__ distribution date.  In this event, there can be no assurance that the amount of credit enhancement will be sufficient to cover the basis risk associated with the notes.

The Occurrence Of An Event Of Default Under The Indenture May Delay Payments On The Class B Notes And The Class C Notes

The issuing entity will not make any distributions of principal or interest on a subordinated class of notes until payment in full of principal and interest is received on the controlling class of notes, which is the most senior class of notes outstanding, following:

•

an event of default under the indenture relating to the payment of principal on any class of notes at their maturity date or the payment of interest on the controlling class of notes which has resulted in an acceleration of the notes;

•

an event of default under the indenture relating to an insolvency event or a bankruptcy with respect to the issuing entity which has resulted in an acceleration of the notes: or

•

a liquidation of the issuing entity assets following any event of default under the indenture.

This may result in a delay or default in making payments on the class B or class C notes.

Subordinated Noteholders May Not Be Able To Direct The Indenture Trustee Upon An Event of Default Under The Indenture

If an event of default occurs under the indenture, only the holders of the controlling class of notes may waive that event of default, accelerate the maturity dates of the notes or direct any remedial action under the indenture.  The holders of any outstanding subordinated class or classes of notes will not have any rights to direct any remedial action until each more senior class of notes has been paid in full.

Risk Of Bankruptcy Discharge Of Private Credit Student Loans

Private credit student loans made for qualified education expenses are generally not dischargeable by a borrower in bankruptcy.  Private credit student loans can become dischargeable if the borrower proves that keeping the loans non-dischargeable would impose an undue hardship on the debtor and the debtor’s dependents.  In addition, direct-to-consumer loans are disbursed directly to the borrowers based upon certifications and warranties contained in their promissory notes, including their certification of the cost of attendance for their education.  This process does not involve school certification as an additional control and, therefore, may be subject to some additional risk that the loans are not used for qualified education expenses.  If you own any notes, you will bear any risk of loss resulting from the discharge of any borrower of a private credit student loan to the extent the amount of the default is not covered by the issuing entity’s credit enhancement.

The Issuing Entity May Be Affected By Delayed Payments From Borrowers Called To Active Military Service

The Servicemembers Civil Relief Act and similar state and local laws provide payment relief to borrowers who enter active military service and to borrowers in reserve status who are called to active duty after the origination of their trust student loans. Recent and ongoing military operations by the United States have increased the number of citizens who are in active military service, including persons in reserve status who have been called or may be called to active duty.

The Servicemembers Civil Relief Act also limits the ability of a lender to take legal action against a borrower during the borrower’s period of active duty and, in some cases, during an additional three-month period thereafter.

We do not know how many trust student loans have been or may be affected by the application of these laws.  As a result, there may be unanticipated delays in payment and losses on the trust student loans.

DEFINED TERMS

In later sections, we use a few terms that we define in the Glossary at the end of this prospectus supplement.  These terms appear in bold face on their first use and in initial capital letters in all cases.

FORMATION OF THE ISSUING ENTITY

The Issuing Entity

Wells Fargo Private Credit Student Loan Trust 20__-_ is a statutory trust formed in accordance with Delaware law on __________, 20__ under a short-form trust agreement dated as of __________, 20__ between the depositor and the owner trustee.  The short-form trust agreement will be amended on the closing date pursuant to an amended and restated trust agreement to be dated the closing date among the depositor, the owner trustee and the indenture trustee.  We refer to the short-form trust agreement and the amended and restated trust agreement together as the “trust agreement.”

After its formation, the issuing entity will not engage in any activity other than:

•

acquiring, holding and managing the trust student loans and the other assets of the issuing entity and related proceeds;

•

issuing the notes;

•

making payments on them;

•

entering into the swap agreement and making the payments required thereunder; and

•

engaging in other activities that are necessary, suitable or convenient to accomplish, or are incidental to, the foregoing.

The net proceeds from the sale of the notes will be used by the issuing entity to purchase the trust student loans.  The issuing entity will purchase the trust student loans from the depositor under a sale agreement to be dated as of the closing date, between the depositor and the issuing entity.  On the closing date, the depositor will use the net proceeds it receives from the sale of the trust student loans to the issuing entity to pay the seller the purchase price for the trust student loans.

The property of the issuing entity will consist of:

•

the pool of trust student loans;

•

all funds collected on trust student loans on or after the applicable cutoff date;

•

all moneys and investments from time to time on deposit in the Trust Accounts;

•

its rights under the swap agreement and the related documents; and

•

its rights under the transfer and servicing agreements, including the right to require Wells Fargo Bank, N.A., the depositor or the servicer to repurchase trust student loans or to substitute student loans under certain conditions.

The sections “Transfer and Servicing Agreements,” “Servicing and Administration” and “Description of the Notes” in the accompanying base prospectus contain descriptions of the material provisions of the transaction documents.

The notes will be secured by the property of the issuing entity.  The Trust Accounts will be established and maintained in the name of the indenture trustee for the benefit of the noteholders.  To facilitate servicing and to minimize administrative burden and expense, the servicer will act as custodian of the promissory notes representing the trust student loans and other related documents.

The issuing entity’s principal offices are in _______________, in care of ____________________, as owner trustee, at its address shown below.  The owner trustee’s main phone number at that address is __________.

The capitalization of the issuing entity as of the closing date, upon the issuance and sale of the notes on the closing date, will be equal to the aggregate original principal amounts set forth in the table on the front cover of this prospectus supplement.

Owner Trustee

____________________ will be the owner trustee under the trust agreement.  [Add disclosure regarding the owner trustee’s organizational form, the general character of such owner trustee’s business, the prior experience of the owner trustee as an owner trustee for asset-backed securities transactions involving similar pool assets and any other required disclosure.]

The owner trustee will act on behalf of the trust certificateholder and represent and exercise the rights and interests of the trust certificateholder under the trust agreement.  Except as specifically delegated to the administrator in the administration agreement, the owner trustee will also execute and deliver all agreements required to be entered into on behalf of the issuing entity.

The liability of the owner trustee in connection with the issuance and sale of the notes will consist solely of the express obligations specified in the trust agreement.  The owner trustee will not be personally liable for any actions or omissions that were not the result of its own bad faith, willful misconduct or negligence.  The owner trustee will be entitled to be indemnified by the administrator (at the direction of the depositor) for any loss, liability or expense (including reasonable attorneys’ fees) incurred by it in connection with the performance of its duties under the trust agreement.  See “Description of the Notes” in this prospectus supplement and “Transfer and Servicing Agreements” in the accompanying base prospectus.  The depositor and its affiliates may maintain banking relations with the owner trustee and/or its affiliates.

The owner trustee may resign at any time. The administrator may also remove the owner trustee if it becomes insolvent or ceases to be eligible to continue as trustee.  In the event of such a resignation or removal, the administrator will appoint a successor. The resignation or removal of the owner trustee and the appointment of a successor will become effective only when a successor accepts its appointment. To the extent expenses incurred in connection with the replacement of the owner trustee are not paid by the owner trustee that is being replaced or by the successor trustee, the depositor will be responsible for the payment of such expenses.

Indenture Trustee

The issuing entity will issue the notes under an indenture to be dated as of the closing date.  Under the indenture, ______________________ will act as indenture trustee.

[Add disclosure regarding the indenture trustee’s organizational form, the general character of such indenture trustee’s business, the prior experience of the indenture trustee as an indenture trustee for asset-backed securities transactions involving similar pool assets and any other required disclosure.]

Affiliates of the depositor may maintain customary banking relations on arm’s-length terms with the indenture trustee.

The indenture trustee will act on behalf of the noteholders and represent their interests in the exercise of their rights under the indenture.

To the extent expenses incurred in connection with the replacement of an indenture trustee are not paid by the indenture trustee that is being replaced, the depositor will be responsible for the payment of such expenses.

The indenture trustee will not be personally liable for any actions or omissions that were not the result of its own bad faith, willful misconduct or negligence.  The indenture trustee will be entitled to be indemnified by the administrator (at the direction of the issuing entity) for any loss, liability or expense (including reasonable attorneys’ fees) incurred by it in connection with the performance of its duties under the indenture and the other transaction documents.  Upon the occurrence of an event of default, and in the event the administrator fails to reimburse the indenture trustee, the indenture trustee will be entitled to receive all such amounts owed from cashflow on the trust student loans prior to any amounts being distributed to the noteholders.

PRIVATE CREDIT STUDENT LOANS

The following four tables contain information concerning the managed private credit student loans and the off-balance sheet private credit student loans of Wells Fargo Bank, N.A. and its consolidated subsidiaries, the direct or indirect parent of the seller and the depositor.  Private credit student loans are also known as “private education loans” in this prospectus supplement and the accompanying base prospectus.

Wells Fargo Bank, N.A. analyzes its student loan portfolio on a “managed basis,” under which it views both on-balance sheet student loans and off-balance sheet student loans owned by the securitization trusts as a single portfolio, and the related on-balance sheet financings are combined with off-balance sheet debt.

The following table shows the consolidated loan loss experience of Wells Fargo Bank, N.A. on its managed private credit student loans for the fiscal years ended December 31, 2006, 2005, 2004, 2003 and 2002.

Wells Fargo Bank, N.A.

Managed Private Education Loans

Loan Loss Experience

(dollars in thousands, except as noted)

(unaudited)

Years ended December 31,
	2006	2005	2004	2003	2002
Gross charge-offs, managed1	$ _______	$ _______	$ _______	$ _______	$ _______
Recoveries, managed2	(_______)	(_______)	(_______)	(_______)	(_______)
Total charge-offs, net of recoveries3	$ _______	$ _______	$ _______	$ _______	$ _______
Average managed private education loans (in millions)	$ _______	$ _______	$ _______	$ _______	$ _______
Net charge-offs as a percentage of average managed private education loans	____%	____%	____%	____%	____%
Ending managed private education loans in repayment (in millions)4	$ _______	$ _______	$ _______	$ _______	$ _______
Average managed private education loans in repayment (in millions)	$ _______	$ _______	$ _______	$ _______	$ _______
Net charge-offs as a percentage of average managed private education loans in repayment 4	____%	____%	____%	____%	____%
Net charge-offs as a percentage of ending managed private education loans in repayment 4	____%	____%	____%	____%	____%

____________________

1

Represents the unpaid principal balance and accrued interest of loans at least ___ days past due recorded in the period when Wells Fargo Bank, N.A.’s management has deemed, in accordance with its practices and procedures in effect for such period, any further collections to be unlikely.

2

Represents the amount of cash collected during the period on previously charged-off loans without giving effect to any collection costs.  Also represents the outstanding principal balance of previously charged-off loans that were rehabilitated (generally, loans brought current during the period in which the ______ consecutive on-time payment was received).

3

An amount equal to gross charge-offs less recoveries during the reporting period.

4

Excludes loans for borrowers who still may be attending school or engaging in other permitted educational activities and are not yet required to make payments on the loans, e.g., residency periods for medical students or a grace period for bar exam preparation. Excludes loans for borrowers who have requested an extension of a grace period generally during employment transition or who have temporarily ceased making full payments due to hardship or other factors, consistent with the established loan program servicing procedures and policies.

The following table shows the loan status and delinquency history of Wells Fargo Bank, N.A.’s consolidated managed private credit student loan portfolio for the fiscal years ended December 31, 2006, 2005, 2004, 2003 and 2002.

Wells Fargo Bank, N.A.

Managed Private Education Loans

Loan Status and Delinquency

(dollars in millions)

(Unaudited)

As of December 31,
	2006		2005		2004		2003		2002
	Balance	%	Balance	%	Balance	%	Balance	%	Balance	%
Loans in-school/grace/ deferment1	$ ______		$ ____		$ ____		$ ____		$ ____
Loans in forbearance2	___		___		___		___		___
Loans in repayment and percentage of each status:
Loans current	___	___%	___	___%	___	___%	___	___%	___	___%
Loans delinquent 30-59 days3	___	___	___	___	___	___	___	___	___	___
Loans delinquent 60-89 days3	___	___	___	___	___	___	___	___	___	___
Loans delinquent 90-119 days3	___	___	___	___	___	___	___	___	___	___
Loans delinquent 120-149 days3	___	___	___	___	___	___	___	___	___	___
Loans delinquent 150-179 days3	___	___	___	___	___	___	___	___	___	___
Loans delinquent 180 or more days3, 4	___	___	___	___	___	___	___	___	___	___
Total managed private education loans in repayment	___	___	___	___	___	___	___	___	___	___
Total managed private education loans, gross	___		___		___		___		___
Private education loans unamortized discount	(___)		(___)		(___)		(___)		(___)
Total managed private education loans	___		___		___		___		___
Managed private education loan allowance for losses	(___)		(___)		(___)		(___)		(___)
Managed private education loans, net	$ ______		$ ____		$ ____		$_____		$ ____

_______________________________________

1

Loans for borrowers who still may be attending school or engaging in other permitted educational activities and are not yet required to make payments on the loans, e.g., residency periods for medical students or a grace period for bar exam preparation.

2

Loans for borrowers who have requested extension of grace period generally during employment transition or who have temporarily ceased making full payments due to hardship or other factors, consistent with the established loan program servicing policies and procedures.

3

The period of delinquency is based on the number of days scheduled payments are contractually past due.

4

Wells Fargo Bank, N.A.'s current policies and procedures provide for managed private education loans to be charged off after ___ days past due.

The following table shows the consolidated loan loss experience of Wells Fargo Bank, N.A. on its off-balance sheet private education loans for the fiscal years ended December 31, 2006, 2005, 2004, 2003 and 2002.

Wells Fargo Bank, N.A.

Off-Balance Sheet Private Education Loans

Loan Loss Experience

(dollars in thousands, except as noted)

(unaudited)

Years ended December 31,
	2006	2005	2004	2003	2002
Gross charge-offs, off-balance sheet1	$ _______	$ _______	$ _______	$ _______	$ _______
Recoveries, off-balance sheet2	___	___	___	___	___
Total charge-offs, net of recoveries3	$ _______	$ _______	$ _______	$ _______	$ _______
Average off-balance sheet private education loans (in millions)	$ _______	$ _______	$ _______	$ _______	$ _______
Net charge-offs as a percentage of average off-balance sheet private education loans	____%	____%	____%	____%	____%
Ending off-balance sheet private education loans in repayment (in millions)4	$ _______	$ _______	$ _______	$ _______	$ _______
Average off-balance sheet private education loans in repayment (in millions)	$ _______	$ _______	$ _______	$ _______	$ _______
Net charge-offs as a percentage of average off-balance sheet private education loans in repayment 4	____%	____%	____%	____%	____%
Net charge-offs as a percentage of ending off-balance sheet private education loans in repayment 4	____%	____%	____%	____%	____%

____________________

1

Represents the unpaid principal balance and accrued interest of loans at least ___ days past due recorded in the period when Wells Fargo Bank, N.A.’s management has deemed, in accordance with its practices and procedures in effect for such period, any further collections to be unlikely.

2

Represents the amount of cash collected during the period on previously charged-off loans without giving effect to any collection costs. Also represents the outstanding principal balance of previously charged-off loans that were rehabilitated (generally, loans brought current during the period in which the _____ consecutive on-time payment was received).

3

An amount equal to gross charge-offs less recoveries during the reporting period.

4

Excludes loans for borrowers who still may be attending school or engaging in other permitted educational activities and are not yet required to make payments on the loans, e.g., residency periods for medical students or a grace period for bar exam preparation. Excludes loans for borrowers who have requested an extension of a grace period generally during employment transition or who have temporarily ceased making full payments due to hardship or other factors, consistent with the established loan program servicing procedures and policies.

The following table shows the loan status and delinquency history of Wells Fargo Bank, N.A.’s consolidated off-balance sheet private education loan portfolio for the fiscal years ended December 31, 2006, 2005, 2004, 2003 and 2002.

Wells Fargo Bank, N.A.

Off-Balance Sheet Private Education Loans

Loan Status and Delinquency

(dollars in millions)

(Unaudited)

As of December 31,
	2006		2005		2004		2003		2002
	Balance	%	Balance	%	Balance	%	Balance	%	Balance	%
Loans in-school/grace/ deferment1	$ _____		$ _____		$ _____		$ _____		$ _____
Loans in forbearance2	___		___		___		___		___
Loans in repayment and percentage of each status:
Loans current	___	___%	___	___%	___	___%	___	___%	___	___%
Loans delinquent 31-60 days3	___	___	___	___	___	___	___	___	___	___
Loans delinquent 61-90 days3	___	___	___	___	___	___	___	___	___	___
Loans delinquent 91-120 days3	___	___	___	___	___	___	___	___	___	___
Loans delinquent 121-150 days3	___	___	___	___	___	___	___	___	___	___
Loans delinquent 151-180 days3	___	___	___	___	___	___	___	___	___	___
Loans delinquent greater than 180 days3, 4	___	___	___	___	___	___	___	___	___	___
Total off-balance sheet private education loans in repayment	_____	___%	_____	___%	_____	___%	_____	___%	_____	___%
Total off-balance sheet private education loans, gross	_____		_____		_____		_____		_____
Private education loans unamortized discount	(___)		(___)		(___)		(___)		(___)
Total off-balance sheet private education loans	_____		_____		_____		_____		_____
Off-balance sheet private education loan allowance for losses	(___)		(___)		(___)		(___)		(___)
Off-balance sheet private education loans, net	$ _____		$ _____		$ _____		$ _____		$ _____

_______________________________________

1

Loans for borrowers who still may be attending school or engaging in other permitted educational activities and are not yet required to make payments on the loans, e.g., residency periods for medical students or a grace period for bar exam preparation.

2

Loans for borrowers who have requested extension of grace period generally during employment transition or who have temporarily ceased making full payments due to hardship or other factors, consistent with the established loan program servicing policies and procedures.

3

The period of delinquency is based on the number of days scheduled payments are contractually past due.

4

Wells Fargo Bank, N.A.'s current policies and procedures provide for off-balance sheet private education loans to be charged off after ___ days past due.

The foregoing four tables are for all active private education loans of Wells Fargo Bank, N.A. and its consolidated subsidiaries and may not be representative or indicative of the loss or delinquency performance of the trust student loans. Wells Fargo Bank, N.A. owns private education loans that differ from the trust student loans. Loan losses, loan status and delinquency status may be influenced by a variety of economic, social and geographic conditions and other factors beyond our control. We cannot assure you that the actual loan losses, loan status and delinquency status of the trust student loans will be similar to that set forth above.

WELLS FARGO’S PRIVATE CREDIT STUDENT LOAN PROGRAM

[A description of the private credit student loan program applicable to a particular offering will be inserted here at the time of the offering.]

USE OF PROCEEDS

The issuing entity will use the net proceeds from the sale of the notes to make the initial deposits to the collection account, the cash capitalization account and the reserve account and to purchase the trust student loans from the depositor on the closing date under the sale agreement.

The depositor will then use the proceeds paid to the depositor by the issuing entity to pay to Wells Fargo Bank, N.A. the purchase price due to it for the trust student loans purchased by the depositor.

Expenses incurred to establish the issuing entity and issue the notes (other than fees that are due to the underwriters) are payable by the depositor. Expenses to be paid by the depositor are estimated to be $__________.

THE TRUST STUDENT LOAN POOL

General

The issuing entity will purchase the pool of trust student loans from the depositor on the closing date, and the issuing entity will be entitled to collections on and proceeds of the trust student loans on and after that date.

Eligible Trust Student Loans

The trust student loans were selected from the portfolio of student loans owned by Wells Fargo Bank, N.A. or one of its affiliates by employing several criteria, including requirements that each trust student loan as of the statistical cutoff date:

•

contains terms in accordance with those required by the loan program under which it was originated, the purchase agreement, and other applicable requirements;

•

is not more than 60 days past due; and

•

does not have a borrower who is noted in the related records of the servicer as being currently involved in a bankruptcy proceeding.

No trust student loan, as of the applicable cutoff date, was or will be subject to any prior obligation to sell that loan to a third party.

Certain Expenses

Expenses incurred in connection with the acquisition of the trust student loans and the establishment of the issuing entity (including the expenses of accountants, underwriters and rating agencies) are paid by Wells Fargo & Company and/or the depositor.  Such expenses are not paid from proceeds of the sale of the notes.

Characteristics of the Trust Student Loans

The tables contained in Annex A, which is hereby incorporated into this prospectus supplement, provide a description of specified characteristics of the trust student loans as of the statistical cutoff date. The aggregate outstanding principal balance of the trust student loans in each of the tables in Annex A includes the principal balance due from borrowers plus accrued interest to be capitalized of $__________ as of the statistical cutoff date.

Unless otherwise specified, all information with respect to the trust student loans presented in this prospectus supplement or in Annex A is as the statistical cutoff date.

Certain incentive programs that effectively reduce borrower payments or principal balances will be applicable to the trust student loans.  For a description of these incentive programs, see “Wells Fargo’s Student Loan Financing Business—Incentive Programs” in the accompanying base prospectus.

Insurance of Trust Student Loans

The trust student loans are not guaranteed, insured or reinsured by the United States or any state-sponsored guarantee agency or private insurer.

Cure Period for Trust Student Loans

The seller, the depositor or the servicer, as applicable, will be obligated to purchase, or to substitute qualified substitute student loans for, any trust student loan in the event of a material breach of certain representations, warranties or covenants concerning the trust student loan, following a period during which the breach may be cured.  For purposes of trust student loans the cure period will be 270 days. In each case the cure period begins on the date on which the breach is discovered.  The purchase or substitution will be made not later than the end of the 270-day cure period.

DESCRIPTION OF THE NOTES

General

The notes will be issued under an indenture substantially in the form filed as an exhibit to the registration statement to which this prospectus supplement relates.  The following summary describes some terms of the notes, the indenture, the swap agreement and the trust agreement.  The accompanying base prospectus describes other terms of the notes.  See “Description of the Notes” and “Additional Information Regarding the Notes” in the accompanying base prospectus.  The following summary does not cover every detail and is subject to the provisions of the notes, the indenture, the swap agreement and the trust agreement.

Interest

Interest will accrue on the outstanding principal balances of the class A notes, class B notes and class C notes at their respective interest rates.  Interest will accrue during each applicable accrual period and will be payable to the noteholders entitled to distributions on each applicable distribution date.  Interest accrued as of any applicable distribution date but not paid on that distribution date will be due on the next applicable distribution date together with an amount equal to interest on the unpaid amount at the applicable rate per annum.  Interest payments on the notes entitled to distributions for any applicable distribution date will generally be funded from Available Funds  and from amounts on deposit in the cash capitalization account and the reserve account to the extent necessary and available.  See “—Distributions” and “—Credit Enhancement.”  If these sources are insufficient to pay the Class A Noteholders’ Interest Distribution Amount for that distribution date, the shortfall will be allocated pro rata to the class A noteholders entitled to distributions on that distribution date, based upon the total amount of interest then payable on each class of the class A notes entitled to distributions on that distribution date.

Depending on the allocations of the administrator at the beginning of each month, the rate and timing of collections and the different distribution dates for different classes of notes, interest may be paid in full on one or more classes of class A notes, on the class B notes or on one or more classes of class C notes on a given distribution date while interest is not paid in full on all of the class A notes, class B notes or class C notes, or on certain classes thereof, on a later distribution date.

The interest rate for each class notes for each accrual period (except for the first accrual period) will be equal to the sum of three-month LIBOR and the applicable spread set forth in the table on the front cover of this prospectus supplement.

[LIBOR for the first accrual period will be determined by the following formula:

x + [  __ / __ * (y-x)]

where:

x =  _____-month LIBOR, and

y =  _____-month LIBOR.]

[LIBOR for the first accrual period will be [____]%]

The administrator will determine LIBOR for each accrual period on the second business day before the beginning of that accrual period, as described under “Additional Information Regarding the Notes—Determination of Indices” in the accompanying base prospectus.  The first accrual period for the notes will consist of ___ days.

Principal

On each distribution date, the indenture trustee will make the following distributions and allocations from the principal distribution account.  Principal will be paid on the notes on each distribution date.

With respect to each distribution date (a) before the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the holders of the class A notes will be entitled to receive 100% of the Principal Distribution Amount for such distribution date, paid sequentially, first, to the class A-1 notes, second, to the class A-2 notes, third, to the class A-3 notes, fourth, to the class A-4 notes, and fifth, to the class A-5 notes, in that order, until the principal balances thereof have been reduced to zero; provided, however, that on any distribution date on which the Class A Note Parity Trigger is in effect, the Principal Distribution Amount will be distributed pro rata (based on the outstanding principal balances of the class A notes) to the class A-1 notes, class A-2 notes, class A-3 notes, class A-4 notes and class A-5 notes, until the principal balances thereof have been reduced to zero.  Once the principal balances of the class A notes have been reduced to zero, the holders of the class B notes will be entitled to receive 100% of the Principal Distribution Amount for that distribution date until the principal balance of the class B notes has been reduced to zero.  Similarly, if the principal balance of the class B notes has been reduced to zero, the holders of the class C notes will be entitled to receive 100% of the Principal Distribution Amount for that distribution date until the principal balance of the class C notes has been reduced to zero.

On each distribution date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the holders of all classes of notes will be entitled to receive (or be allocated) payments of principal, in the order of priority and in the amounts set forth below and to the extent of the funds in the principal distribution account:

First, an amount up to the Class A Noteholders’ Principal Distribution Amount will be distributed sequentially, first, to the class A-1 notes, second, to the class A-2 notes, third, to the class A-3 notes, fourth, to the class A-4 notes, and, fifth, to the class A-5 notes, in that order, until the principal balances thereof have been reduced to zero; provided, however, that on any distribution date on which the Class A Note Parity Trigger is in effect, the Principal Distribution Amount will be distributed pro rata (based on the outstanding principal balances of the class A notes) to the class A-1 notes, class A-2 notes, class A-3 notes, class A-4 notes and class A-5 notes, until the principal balances thereof have been reduced to zero;

Second, amounts remaining in the principal distribution account up to the Class B Noteholders’ Principal Distribution Amount will be distributed  to the class B notes, until the principal balance thereof has been reduced to zero;

Third, amounts remaining in the principal distribution account up to the Class C Noteholders’ Principal Distribution Amount will be distributed to the class C notes, until the principal balance thereof has been reduced to zero; and

Fourth, amounts remaining in the principal distribution account after making all of the distributions in clauses First, Second and Third, above will be paid to the class C notes until the principal balances of the class C notes have been reduced to zero.  Once the principal balances of the class C notes have been reduced to zero, holders of the class B notes will be entitled to receive all remaining amounts until the principal balance of the class B notes has been reduced to zero.  Similarly, once the principal balance of the class B notes has been reduced to zero, the holders of the class A notes will be entitled to receive all remaining amounts, on a pro rata basis, until the principal balances of the class A notes have been reduced to zero.

Servicing Compensation

The servicer will be entitled to receive the servicing fee in an amount equal to the primary servicing fee and the carryover servicing fee as compensation for performing the functions as servicer for the issuing entity. The primary servicing fee will be payable on each monthly servicing payment date or distribution date, as applicable, and will be paid solely out of Available Funds and amounts on deposit in the cash capitalization account and the reserve account on that date.  Primary servicing fees due and payable to the servicer will include amounts from any prior distribution dates that remain unpaid.

The carryover servicing fee will be payable to the servicer on each distribution date out of Available Funds after payment on that distribution date of clauses (1) through (12) under “—Distributions— Quarterly Distributions from the Collection Account” in this prospectus supplement.  The carryover servicing fee will be subject to increase as agreed to by the administrator, the owner trustee and the servicer to the extent that a demonstrable and significant increase occurs in the costs incurred by the servicer in providing the services to be provided under the servicing agreement, whether due to changes in applicable governmental regulations or postal rates.

Distributions

Deposits into the Collection Account.  On the closing date, the issuing entity will make an initial deposit into the collection account of cash or eligible investments equal to $__________ plus the excess, if any, of the Pool Balance as of the statistical cutoff date over the Pool Balance as of the closing date.

On or before the business day immediately prior to each distribution date, the servicer and the administrator will provide the indenture trustee with certain information as to the preceding collection period, including the amount of Available Funds received from the trust student loans and the aggregate purchase amount of the trust student loans to be purchased from the issuing entity by the seller, the depositor or the servicer.

Except as provided in the next paragraph, the servicer will deposit all payments on the trust student loans and all proceeds of the trust student loans collected by it during each collection period into the collection account within two business days of receipt.

However, for so long as no administrator default has occurred and is continuing, the servicer will remit the amounts referred to above that would otherwise be deposited by it into the collection account to the administrator within two business days of receipt, and the administrator will remit those amounts to the collection account on or before the business day preceding each monthly servicing payment date, together with interest calculated from the first day of the month following receipt by the administrator to but excluding the day on which the administrator remits such amounts to the collection account at a rate no less than the federal funds rate for each day during that period less [0.20]%.  See “Servicing and Administration—Payments on Student Loans” in the accompanying base prospectus.

Monthly Distributions from the Collection Account.  On each monthly servicing payment date that is not a distribution date, the administrator will instruct the indenture trustee to pay to the servicer the primary servicing fee due for the period from and including the preceding monthly servicing payment date from amounts on deposit in the collection account.

Quarterly Distributions from the Collection Account.  On or before each distribution date, the administrator will instruct the indenture trustee to make the following deposits and distributions in the amounts and in the order of priority shown below, except as otherwise provided under “Description of the Notes—Principal” in this prospectus supplement, to the extent of Available Funds for that distribution date, plus funds (A) deposited into the collection account from the cash capitalization account with respect to that distribution date, if any, for payment of items (1) through (9), and (B) deposited into the collection account from the reserve account with respect to that distribution date, if any, for payment of items (1) through (4), (6) and (8) and on the respective maturity date of each class of notes, items (5), (7) and (9) to the extent necessary to reduce the outstanding principal balance of the related class of notes to zero, and, in the case of the final distribution upon termination of the issuing entity, item (12), as applicable:

(1)

to the servicer, the primary servicing fee due on that distribution date;

(2)

to the administrator, the administration fee due on that distribution date and all prior unpaid administration fees;

(3)

to the swap counterparty, any swap payments payable to the swap counterparty by the issuing entity under the swap agreement;

(4)

pro rata, based on the aggregate principal balance of the notes and the amount of any swap termination payment due and payable by the issuing entity to the swap counterparty under this item (4):

(a)

to the class A noteholders, the Class A Noteholders’ Interest Distribution Amount; and

(b)

to the swap counterparty, the amount of any swap termination payment due to the swap counterparty under the swap agreement due to a swap termination event resulting from a payment default by the issuing entity or the insolvency of the issuing entity; provided, that if any amounts allocable to the class A notes are not needed to pay the Class A Noteholders’ Interest Distribution Amount as of such distribution date, such amounts will be applied to pay the portion, if any, of any swap termination payment referred to above remaining unpaid;

(5)

to the principal distribution account (for distribution as described under “—Principal” above), the First Priority Principal Distribution Amount, if any;

(6)

to the class B noteholders, the Class B Noteholders’ Interest Distribution Amount;

(7)

to the principal distribution account (for distribution as described under “—Principal” above), the Second Priority Principal Distribution Amount, if any;

(8)

to the class C noteholders, the Class C Noteholders’ Interest Distribution Amount;

(9)

to the principal distribution account (for distribution as described under “—Principal” above), the Third Priority Principal Distribution Amount, if any;

(10)

to the reserve account, the amount, if any, necessary to reinstate the balance of the reserve account to the Specified Reserve Account Balance;

(11)

to the principal distribution account (for distribution as described under “—Principal” above), the Regular Principal Distribution Amount;

(12)

to the servicer, the aggregate unpaid amount of the carryover servicing fee, if any;

(13)

to the swap counterparty, the amount of any swap termination payments owed by the issuing entity to the swap counterparty under the swap agreement and not payable in item (4) above;

(14)

to the principal distribution account (for distribution as described under “—Principal” above), the Additional Principal Distribution Amount, if any; and

(15)

to the trust certificateholder (initially, Wells Fargo Bank, N.A.), any remaining amounts after application of the preceding clauses.

Distributions Following an Event of Default and Acceleration of the Maturity of the Notes

After any of the following:

•

an event of default under the indenture relating to the payment of principal on any class at its maturity date or to the payment of interest on the controlling class of notes which has resulted in an acceleration of the notes,

•

an event of default under the indenture relating to an insolvency event or a bankruptcy with respect to the issuing entity which has resulted in an acceleration of the notes, or

•

a liquidation of the trust assets following any event of default under the indenture,

the priority of the payment of the notes changes.  In particular, payments on the notes on each distribution date following the acceleration of the notes as provided above will be made in the following order of priority:

(1)

pro rata, to the indenture trustee, for annual fees and any other amounts due and owing under the indenture, and to the owner trustee, for annual fees and any other amounts due and owing under the trust agreement (but, in each case, only to the extent not paid by the administrator or the depositor);

(2)

to the servicer, the primary servicing fee due on that distribution date;

(3)

to the administrator, the administration fee due on that distribution date and all prior unpaid administration fees;

(4)

to the swap counterparty, any swap payments payable to the swap counterparty by the issuing entity under the swap agreement;

(5)

pro rata, based on the aggregate principal balance of the notes and the amount of any swap termination payment due and payable by the issuing entity to the swap counterparty under this item (5):

(a)

to the class A noteholders, pro rata, the Class A Noteholders’ Interest Distribution Amount; and

(b)

to the swap counterparty, the amount of any swap termination payment due to the swap counterparty under the swap agreement due to a swap termination event resulting from a payment default by the issuing entity or the insolvency of the issuing entity; provided, that if any amounts allocable to the class A notes are not needed to pay the Class A Noteholders’ Interest Distribution Amount as of such distribution date, such amounts will be applied to pay the portion, if any, of any swap termination payment referred to above remaining unpaid;

(6)

to the class A noteholders, pro rata, an amount sufficient to reduce the respective principal balances of all class A notes to zero;

(7)

to the class B noteholders, pro rata, all accrued and unpaid interest;

(8)

to the class B noteholders, pro rata, an amount sufficient to reduce the respective principal balances of all class B notes to zero;

(9)

to the class C noteholders, pro rata, all accrued and unpaid interest;

(10)

to the class C noteholders, pro rata, an amount sufficient to reduce the respective principal balances of all class C notes to zero;

(11)

to the servicer, the aggregate unpaid amount of the carryover servicing fee, if any;

(12)

to the swap counterparty, the amount of any swap termination payments owed by the issuing entity to the swap counterparty under the swap agreement and not payable in item (6) above; and

(13)

to the trust certificateholder (initially, Wells Fargo Bank, N.A.), any remaining amounts after application of the preceding clauses.

Voting Rights and Remedies; Insolvency Events

Noteholders will have the voting rights and remedies described in the accompanying base prospectus.  The rights of the senior notes specified in the accompanying base prospectus will be applicable.  References to senior notes in the accompanying base prospectus mean the class A notes (voting together as a single class), or if they have been paid in full, the class B notes, or if they have been paid in full, the class C notes.  See “Description of the Notes—The Indenture—Events of Default; Rights Upon Event of Default” in the accompanying base prospectus.

Cash Capitalization Account

The cash capitalization account will be created with an initial deposit by the issuing entity on the closing date of cash or eligible investments in an amount equal to $__________.  The initial deposit into the cash capitalization account will not be replenished.

Amounts held from time to time in the cash capitalization account will be held for the benefit of the noteholders.  Funds will be withdrawn from the cash capitalization account on any distribution date prior to the ________ 20__ distribution date to the extent that the amount of Available Funds on the distribution date is insufficient to pay items (1) through (10) under “—Distributions—Quarterly Distributions from the Collection Account” above.

The cash capitalization account is intended to enhance the likelihood of timely distributions of interest and certain payments of principal to the noteholders through the ________ 20__ distribution date.

Distributions of Excess Amounts.  Amounts on deposit in the cash capitalization account in excess of the amount required to be retained therein until the next distribution date will be withdrawn on the related distribution date as follows:

First, on each distribution date from the ________ 20__ distribution date through the ________ 20__ distribution date, any amount on deposit in the cash capitalization account (equal to "CI" for such distribution date in the definition of “Asset Balance” in the Glossary of this prospectus supplement) that is in excess of ____% of the Asset Balance on the closing date (including the initial deposit into the collection account) will be released to the collection account and treated as Available Funds if:

•

the sum of (1) the Pool Balance as of the last day of the second preceding collection period and (2) the amount on deposit in the cash capitalization account immediately following the preceding distribution date, minus the aggregate outstanding principal balance of the notes immediately following the preceding distribution date, is greater than or equal to $__________, which is the amount of overcollateralization that existed on the closing date; and

•

at least __% of the trust student loans by principal balance are in repayment and are not more than [30] days past due as of the end of the collection period for the current distribution date.

Second, on each distribution date from the ________ 20__ distribution date through the ________ 20__ distribution date, any amount on deposit in the cash capitalization account (equal to "CI" for such distribution date in the definition of "Asset Balance" in the Glossary of this prospectus supplement) that is in excess of ____% of the Asset Balance on the closing date (including the initial deposit into the collection account) will be released to the collection account and treated as Available Funds if:

•

the sum of (1) the Pool Balance as of the last day of the second preceding collection period and (2) the amount on deposit in the cash capitalization account immediately following the preceding distribution date, minus the aggregate outstanding principal balance of the notes immediately following the preceding distribution date, is greater than or equal to $__________, which is twice the amount of overcollateralization that existed on the closing date; and

•

at least __% of the trust student loans by principal balance are in repayment and are not more than [30] days past due as of the end of the collection period for the current distribution date.

Third, on the ________ 20__ distribution date, any amount on deposit in the cash capitalization account (equal to "CI" for such distribution date in the definition of "Asset Balance" in the Glossary of this prospectus supplement) that is in excess of ____% of the Asset Balance on the closing date (including the initial deposit into the collection account) will be released to the collection account and treated as Available Funds if:

•

the sum of (1) the Pool Balance as of the last day of the second preceding collection period and (2) the amount on deposit in the cash capitalization account immediately following the preceding distribution date, minus the aggregate outstanding principal balance of the notes immediately following the preceding distribution date, is greater than or equal to $__________, which is twice the amount of overcollateralization that existed on the closing date; and

•

at least __% of the trust student loans by principal balance are in repayment and are not more than 30 days past due as of the end of the collection period for the current distribution date.

Fourth, any amount remaining on deposit in the cash capitalization account on the ________ 20__ distribution date will be released to the collection account and treated as Available Funds.

Credit Enhancement

Reserve Account.  The reserve account will be created with an initial deposit by the issuing entity on the closing date of cash or eligible investments in an amount equal to $__________.  The reserve account may be replenished on each distribution date, by deposit into it of the amount, if any, necessary to reinstate the balance of the reserve account to the Specified Reserve Account Balance from the amount of Available Funds remaining after payment for that distribution date under clauses (1) through (10) under “—Distributions—Quarterly Distributions from the Collection Account” above.

If the amount on deposit in the reserve account on any distribution date is sufficient to pay the remaining principal balance of and interest accrued on the notes, any payments owing to the swap counterparty, and any carryover servicing fee, these assets will be so applied on that distribution date.

If the amount on deposit in the reserve account on any distribution date after giving effect to all deposits or withdrawals from the reserve account on that distribution date is greater than the Specified Reserve Account Balance for that distribution date, subject to certain limitations, the administrator will instruct the indenture trustee to deposit the amount of the excess into the collection account for distribution on that distribution date.

Amounts held from time to time in the reserve account will continue to be held for the benefit of the issuing entity.  Funds will be withdrawn from cash in the reserve account on any distribution date or, in the case of the payment of any primary servicing fee, on any monthly servicing payment date, to the extent that the amount of Available Funds and the amount on deposit in the cash capitalization account on that distribution date or monthly servicing payment date is insufficient to pay any of the items specified in clauses (1) through (4), (6) and (8) under “—Distributions— Quarterly Distributions from the Collection Account” above.  These funds also will be withdrawn at maturity of a class of notes or on the final distribution upon termination of the issuing entity to the extent that the amount of Available Funds at that time is insufficient to pay any of the items specified in clauses (5), (7) and (8) and, in the case of the final distribution upon termination of the issuing entity, clause (12) under “—Distributions— Quarterly Distributions from the Collection Account” above.

The reserve account is intended to enhance the likelihood of timely distributions of interest to the noteholders and to decrease the likelihood that the noteholders will experience losses.  In some circumstances, however, the reserve account could be reduced to zero.  Except on the final distribution upon termination of the issuing entity, amounts on deposit in the reserve account, other than amounts in excess of the Specified Reserve Account Balance, will not be available to cover any carryover servicing fees.  Amounts on deposit in the reserve account will be available to pay principal on the notes and accrued interest at the maturity of the notes, and to pay unpaid swap termination payments and the carryover servicing fee on the final distribution upon termination of the issuing entity.  See “Swap Agreement” in this prospectus supplement.

Subordination of the Class B Notes and Class C Notes.  The class B notes are subordinate to the class A notes and the class C notes are subordinate to the class A notes and class B notes as described below.  In addition, an event of default under the indenture will occur if the full amount of interest due on the most senior class of notes outstanding at any time is not paid within five days of the related distribution date.  The failure to pay interest on any other class of notes will not be an event of default.

Overcollateralization.  On the closing date, the Asset Balance of the issuing entity (including the initial deposit into cash capitalization account) will be approximately ____% of the aggregate balance of the notes.  Overcollateralization is intended to provide credit enhancement for the notes.  The amount of overcollateralization will vary from time to time depending on the rate and timing of principal payments on the trust student loans, capitalization of interest and of certain borrower fees and the incurrence of losses on the trust student loans.  In general, overcollateralization will not exceed the Specified Overcollateralization Amount.

Priority of the Notes.  On any distribution date, distributions of interest on the class B notes will be subordinated to the payment of interest on the class A notes and to the payment of the First Priority Principal Distribution Amount.  Principal payments on the class B notes will be subordinated to the payment of both interest and principal on the class A notes.  Consequently, on any distribution date, funds available to pay interest on and principal of the notes (after payment of items with a higher priority) will be applied to the payment of interest on the class A notes prior to any payment of interest on the class B notes, and no payments of the principal balance of the class B notes will be made until the class A notes have been paid the full amount of the Class A Noteholders’ Principal Distribution Amount to which they are entitled for such distribution date.

On any distribution date, distributions of interest on the class C notes will be subordinated to the payment of interest on the class A notes and class B notes and to the payment of the First Priority Principal Distribution Amount and Second Priority Principal Distribution Amount.  Principal payments on the class C notes will be subordinated to the payment of both interest and principal on the class A notes and class B notes.  Consequently, on any distribution date, funds available to pay interest on and principal of the notes (after payment of items with a higher priority) will be applied to the payment of interest on the class A notes and class B notes prior to any payment of interest on the class C notes, and no payments of the principal balance on the class C notes will be made until the class A notes and class B notes have been paid the full portion of the Class A Noteholders’ Principal Distribution Amount and the Class B Noteholders’ Principal Distribution Amount to which they are entitled for such distribution date.

[Credit Enhancement Provider.  Pursuant to Item 1114(b) of Regulation AB, if any credit enhancement provider is liable or contingently liable to provide payments representing 10% or more, but less than 20%, of the cash flow supporting any offered class of notes, financial data required by Item 301 of Regulation S–K (17 CFR § 229.301) for such credit enhancement provider will be provided.

If any credit enhancement provider is liable or contingently liable to provide payments representing 20% or more of the cash flow supporting any offered class of notes, financial statements meeting the requirements of Regulation S–X (17 CFR § 210.1-01 through 17 CFR § 210.12–29), except 17 CFR § 210.3-05 and Article 11 of Regulation S–X (17 CFR § 210.11-01  through 17 CFR § 210.11-03), of such credit enhancement provider will be provided.]

Administration Fee

As compensation for the performance of the administrator’s obligations under the administration agreement and as reimbursement for its related expenses, the administrator will be entitled to an administration fee in an amount equal to $_____ per collection period payable proportionately in arrears on each distribution date.

Determination of Indices

For a discussion of the determination of LIBOR, day count basis, interest rate determination dates, interest rate change dates and possible interest rate indices applicable to the notes, see “Additional Information Regarding the Notes—Determination of Indices” in the accompanying base prospectus.

Notice of Interest Rates

Information concerning the past and current LIBOR and the interest rates applicable to the notes, will be available on the administrator’s internet website or by telephoning the administrator at (866) 846-4526 between the hours of 9 a.m. and 4 p.m. Eastern time on any business day and will also be available through the Reuters Monitor Money Rates Service or Bloomberg L.P.  The administrator’s internet website will initially be located at “www.ctslink.com.”  [For each class of notes listed on the Irish Stock Exchange, the administrator will also notify the Irish paying agent, and will cause the Irish Stock Exchange to be notified, of the current interest rate for each class of notes listed on the exchange prior to the first day of each accrual period.]

Trust Accounts

The administrator will establish and maintain in the name of the indenture trustee the collection account, the cash capitalization account and the reserve account for the benefit of the noteholders.

Funds in each Trust Account will be invested as provided in the indenture in eligible investments.  See “Servicing and Administration—Accounts—Eligible Investments” in the accompanying base prospectus.

Issuing Entity Fees

The table below sets forth the fees payable by or on behalf of the issuing entity.

Party	Amount
Servicer

The primary servicing fee(1) for any month is equal to 1/12 of an amount not to exceed ____% of the outstanding principal amount of the trust student loans, plus the amount of any carryover servicing fee.

Indenture Trustee(2)	$_____ per annum, payable in advance.
Owner Trustee(3)	$_____ per annum, payable in advance.
Administrator(1)	$_____ per quarter, payable in arrears.
[Irish Paying Agent(4)	€____ per annum, payable annually in arrears from the date of listing.]

(1)

To be paid before any amounts are distributed to the noteholders.

(2)

To be paid by the depositor pursuant to a separate agreement with the indenture trustee, and may be paid by the issuing entity if there is an event of default on the notes, and such amount has not previously been paid.

(3)

To be paid by the depositor pursuant to a separate agreement with the owner trustee, and may be paid by the issuing entity if there is an event of default on the notes, and such amount has not previously been paid.

(4)

Subordinate to amounts payable to the noteholders.

Optional Purchase

The servicer or such other entity to whom the servicer has transferred its optional purchase right may purchase or arrange for the purchase of all remaining trust student loans on any distribution date on or after the first distribution date when the Pool Balance is 10% or less of the Initial Pool Balance.

The exercise of this purchase option will result in the early retirement of the remaining notes.  The purchase price will equal the amount required to prepay in full, including all accrued interest, the remaining trust student loans as of the end of the preceding collection period, but not less than a prescribed minimum purchase amount.

This prescribed minimum purchase amount is the amount that would be sufficient to:

•

pay any amount owing to the swap counterparty;

•

pay to noteholders the interest payable on the related distribution date; and

•

reduce the outstanding principal amount of each class of notes then outstanding on the related distribution date to zero.

However, for so long as the purchasing party is subject to regulation by the OCC, the FDIC, the Federal Reserve or the OTS, the purchasing party may exercise its purchase option only if the aggregate fair market value of the remaining trust student loans is greater than or equal to the purchase amount described in the preceding sentence.

See “The Student Loan Pools—Termination” in the accompanying base prospectus.

Auction of Issuing Entity Assets

The indenture trustee will offer for sale all remaining trust student loans at the end of the first collection period when the Pool Balance is 10% or less of the Initial Pool Balance.

The issuing entity auction date will be the third business day before the related distribution date. An auction will be consummated only if the servicer or such other entity to whom the servicer has transferred its optional purchase right has first waived its optional right to purchase all of the remaining trust student loans. The servicer or such other entity to whom the servicer has transferred its optional purchase right will waive its option to purchase all of the remaining trust student loans if it fails to notify the owner trustee and the indenture trustee, in writing, that it intends to exercise its purchase option before the indenture trustee accepts a bid to purchase the trust student loans. The depositor and its affiliates, including Wells Fargo Bank, N.A. and the servicer, and unrelated third parties may offer bids to purchase the trust student loans.  The depositor or any affiliate may not submit a bid representing greater than fair market value of the trust student loans.

If at least two bids are received, the indenture trustee will solicit and re-solicit new bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit bids. The indenture trustee will accept the highest of the remaining bids if it equals or exceeds the higher of:

•

the minimum purchase amount described under “—Optional Purchase” above (plus any amounts owed to the servicer as carryover servicing fees); or

•

the fair market value of the trust student loans as of the end of the related collection period.

If at least two bids are not received or the highest bid after the re-solicitation process does not equal or exceed that amount, the indenture trustee will not complete the sale. The indenture trustee may, and at the direction of the depositor will be required to, consult with a financial advisor, including an underwriter of the securities or the administrator, to determine if the fair market value of the trust student loans has been offered.  See “The Student Loan Pools—Termination” in the accompanying base prospectus.

The net proceeds of any auction sale will be used to retire any outstanding notes on the related distribution date.

If the sale is not completed, the indenture trustee may, but will not be under any obligation to, solicit bids for sale of the trust student loans after future collection periods upon terms similar to those described above, including the waiver by the servicer or such other entity to whom the servicer has transferred its optional purchase right. The indenture trustee may or may not succeed in soliciting acceptable bids for the trust student loans either on the issuing entity auction date or subsequently.

If the trust student loans are not sold as described above, on each subsequent distribution date, if the amount on deposit in the reserve account after giving effect to all withdrawals, except withdrawals payable to the depositor, exceeds the specified reserve account balance, the administrator will direct the indenture trustee to distribute the amount of the excess as accelerated payments of note principal.  See “The Student Loan Pools—Termination” in the accompanying base prospectus.

STATIC POOLS

Information concerning the sponsor’s prior originations and purchases of student loans is available on the internet at http: _________.

Without charge or registration, by clicking on the link in the row titled “WFSLT 20__-_,” investors can view on this website the following information:

•

summary information regarding original characteristics of the sponsor’s originations and purchases of student loans; and

•

delinquency, cumulative loss and prepayment information by vintage year for the five years preceding the date of first use of this prospectus supplement regarding the sponsor’s prior originations and purchases of student loans.

In the event any changes or updates are made to the information available on the sponsor’s website, the depositor will provide a copy of the original information upon request to any person who writes or calls the depositor at 301 East 58th Street, Sioux Falls, South Dakota 57104, telephone number (605) 575-6309.

The static pool reports available on the sponsor’s website relating to any information prior to January 1, 2006 are not deemed to be part of this prospectus supplement, the accompanying base prospectus or the depositor’s registration statement.

Static pool performance may have been affected by various factors relating to the underlying borrowers’ personal circumstances.  In addition, static pool performance may be sensitive to adverse economic conditions, either nationally or regionally and the level of interest rates.  In addition, changes over time in servicing practices or variations in student loan underwriting guidelines or the application of such guidelines may affect the static pool performance.  See “Wells Fargo’s Student Loan Financing Business” in the accompanying base prospectus.  The historical pool performance information contained in the static pool reports may be attributable to factors such as those described above, although there can be no assurance as to whether this information is the result of any particular factor or a combination of factors.  Due to these factors, the sponsor’s static pool performance data may not be indicative of the future performance of the trust student loans.

For additional information concerning the static pool information available on the website set forth above, see “The Student Loan Pool—Static Pool Data” in the accompanying base prospectus.

PREPAYMENTS, EXTENSIONS, WEIGHTED AVERAGE LIVES AND EXPECTED MATURITIES OF THE NOTES

The rate of payment of principal of the notes and the yield on the notes will be affected by prepayments on the trust student loans that may occur as described below. Therefore, payments on the notes could occur significantly earlier than expected. Consequently, the actual maturities on the notes could be significantly earlier, average lives of the notes could be significantly shorter, and periodic balances could be significantly lower, than expected. Each trust student loan is prepayable in whole or in part, without penalty, by the borrowers at any time, or as a result of a borrower’s default, death, disability or discharge in bankruptcy of the borrower and subsequent liquidation with respect thereto. The rate of such prepayments cannot be predicted and may be influenced by a variety of economic, social, competitive and other factors, including as described below. In general, the rate of prepayments may tend to increase to the extent that alternative financing becomes available on more favorable terms or at interest rates significantly below the interest rates applicable to the trust student loans. Prepayments could increase as a result of certain incentive programs, among other factors. In addition, the depositor is obligated to repurchase any trust student loan (or substitute an eligible student loan) as a result of a breach of any of its representations and warranties relating to trust student loans contained in the sale agreement, and the servicer is obligated to purchase any trust student loan pursuant to the servicing agreement as a result of a breach of certain covenants with respect to such trust student loan, in each case where such breach materially adversely affects the interests of the issuing entity in that trust student loan and is not cured within the applicable cure period.  See “Transfer and Servicing Agreements—Purchase of Student Loans by the Depositor; Representations and Warranties of the Sellers” and “Servicing and Administration—Servicer Covenants” in the accompanying base prospectus.  See also “Summary of Terms—Termination of the Issuing Entity” in this prospectus supplement regarding the servicer’s option to purchase the trust student loans when the Pool Balance is less than or equal to 10% of the Initial Pool Balance and the auction of the trust student loans if the servicer does not exercise such option.

On the other hand, the rate of principal payments and the yield on the notes will be affected by scheduled payments with respect to, and maturities and average lives of, the trust student loans. These may be lengthened as a result of, among other things, grace periods, deferral periods, forbearance periods, or repayment term or monthly payment amount modifications agreed to by the servicer. Therefore, payments on the notes could occur significantly later than expected. Consequently, actual maturities and weighted average lives of the notes could be significantly longer than expected and periodic balances could be significantly higher than expected. The rate of payment of principal of the notes and the yield on the notes may also be affected by the rate of defaults resulting in losses on defaulted trust student loans which have been liquidated, by the severity of those losses and by the timing of those losses. In addition, the maturity of certain of the trust student loans could extend beyond the latest legal maturity date for the notes.

The rate of prepayments on the trust student loans cannot be predicted due to a variety of factors, some of which are described above, and any reinvestment risks resulting from a faster or slower incidence of prepayment of trust student loans will be borne entirely by the noteholders.  Such reinvestment risks may include the risk that interest rates and the relevant spreads above particular interest rate indices are lower at the time noteholders receive payments from the issuing entity than such interest rates and such spreads would otherwise have been if such prepayments had not been made or had such prepayments been made at a different time.

Exhibit I, “Prepayments, Extensions, Weighted Average Lives and Expected Maturities of the Notes,” which is hereby incorporated into this prospectus supplement, shows, for each class of notes, the weighted average lives, expected maturities and percentages of the original principal amount remaining at certain distribution dates based on various assumptions.

SWAP AGREEMENT

[Each prospectus supplement will (a) provide the information required by Item 1115(a) of Regulation AB with respect to each external swap counterparty and swap agreement, and (b) provide information required under Item 1115(b) of Regulation AB for each swap counterparty that provides swap agreements with a Significance Percentage of 10% or more.]

On the closing date, the issuing entity will enter into an interest rate swap agreement with ____________________, which is an Eligible Swap Counterparty.  We sometimes refer to this interest rate swap agreement as the “swap agreement.”  As of the closing date, the Significance Percentage of the swap agreement will be [less than 10%].

The interest rate swap agreement will be documented under a 1992 ISDA Master Agreement (Multicurrency-Cross Border) modified to reflect the terms of the notes, the indenture and the trust agreement.  The swap agreement will terminate on the ________ 20__ distribution date.  The swap agreement may terminate earlier than that date if an event of default or termination event occurs.

Under the swap agreement, the swap counterparty will make the payments described below to the administrator on behalf of the issuing entity, on or before the third business day preceding each distribution date while the swap agreement is still in effect.

Under the swap agreement, the swap counterparty will pay to the issuing entity an amount equal to the product of:

•

three-month LIBOR, except for the first accrual period, as determined for the accrual period related to the applicable distribution date,

•

initially, $__________ and, for each calculation period thereafter, a notional amount equal to the aggregate principal balance, as of the last day of the collection period preceding the beginning of the related accrual period (or, for the initial distribution date, the statistical cut-off date), of the trust student loans bearing interest based upon the prime rate, reset monthly; and

•

a fraction, the numerator of which is the actual number of days elapsed in the related accrual period and the denominator of which is 360.

In exchange for the swap counterparty’s payments under the swap agreement, the issuing entity will pay to the swap counterparty, on or before each distribution date while such swap agreement is still in effect, prior to interest payments on the class A notes, an amount equal to the product of:

•

the weighted average of the prime rates published in The Wall Street Journal in the “Interest Rates & Bonds” section, “Consumer Rates” table as of the second business day before the first calendar day of each of the immediately preceding three months (or if The Wall Street Journal is not published on any such date the first preceding day for which that rate is published in The Wall Street Journal), rounded to the nearest one-eighth of one percent (0.125%) minus ____%;

•

initially, $__________ and, for each calculation period thereafter, a notional amount equal to the aggregate principal balance, as of the last day of the collection period preceding the beginning of the related accrual period (or, for the initial distribution date, the statistical cut-off date), of the trust student loans bearing interest based upon the prime rate, reset monthly; and

•

a fraction, the numerator of which is the actual number of days elapsed in the related accrual period and the denominator of which is 365 or 366, as the case may be.

In the event that the weighted average of the prime rates as of any date of determination is less than 2.75%, the rate payable by the swap counterparty will be correspondingly increased.

If there is more than one prime rate published in the applicable section of The Wall Street Journal on a relevant determination date, then the prime rate used in calculating the trust swap rate shall be the highest prime rate published on that day.

For purposes of the swap agreement, LIBOR for the first accrual period and three-month LIBOR for each subsequent accrual period will be determined as of the LIBOR determination date for the applicable accrual period in the same manner as applies to the notes, as described under “Additional Information Regarding the Notes—Determination of Indices—LIBOR” in the accompanying base prospectus.

In addition, at no time will the notional balance of the interest rate swap agreement exceed the aggregate principal balance of the notes outstanding as of the end of the first day of the related accrual period.

Modifications and Amendment of the Swap Agreement  The trust agreement and the indenture will contain provisions permitting the owner trustee, with the written consent of the indenture trustee, to enter into amendments to the swap agreement to cure any ambiguity in, or correct or supplement any provision of the swap agreement, so long as the owner trustee determines that the amendment will not adversely affect the interest of the noteholders and the indenture trustee confirms such determination in writing, at the written request of the issuing entity.

Default Under the Swap Agreement.  Events of default under the swap agreement include:

•

the failure of the issuing entity or the swap counterparty to pay any amount when due under the swap agreement after giving effect to the applicable grace period; provided, that with respect to the issuing entity, the issuing entity has available, after all prior obligations of the issuing entity, sufficient funds to make the payment;

•

the occurrence of certain events of bankruptcy and insolvency;

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an acceleration of the principal of the notes following an event of default under the indenture (other than an event of default relating to a breach of any covenant or a violation of any representation or warranty) which acceleration has become non-rescindable and non-waivable;

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an acceleration of the principal of the notes following an event of default under the indenture for a breach of any covenant or a violation of any representation or warranty which acceleration has become non-rescindable and non-waivable, and pursuant to which the indenture trustee has liquidated the trust student loans; and

•

the following other standard events of default under the 1992 ISDA Master Agreement: “Credit Support Default” (not applicable to the issuing entity), “Cross-Default” (not applicable to the issuing entity) and “Merger Without Assumption” (not applicable to the issuing entity), as described in Sections 5(a)(iii), 5(a)(vi) and 5(a)(viii), respectively, of the 1992 ISDA Master Agreement.

Termination Events. The swap agreement will contain usual and customary termination events, as well as an additional termination event regarding the swap counterparty's credit rating. This additional termination event will occur if the swap counterparty has not complied with the debt ratings downgrade and trigger events specified in the swap agreement.

Early Termination of the Swap Agreement.  Upon the occurrence of any event of default under the swap agreement or a termination event, the non-defaulting party or the non-affected party, as the case may be, will have the right to designate an early termination date. The issuing entity may not designate an early termination date without the consent of the administrator.

Upon any early termination of the swap agreement, either the issuing entity or the swap counterparty, as the case may be, may be liable to make a termination payment to the other, regardless of which party has caused that termination. The amount of that termination payment will be based on the value of the swap transaction as computed in accordance with the procedures in the swap agreement. In the event that the issuing entity is required to make a termination payment following an event of default under the swap agreement resulting from a payment default by the issuing entity or the bankruptcy of the issuing entity, the payment will be payable pari passu with the Class A Noteholders’ Interest Distribution Amount. However, in the event that a termination payment is owed to the swap counterparty following any other event of default by the issuing entity under the swap agreement, any swap default resulting from a default of the swap counterparty or a termination event under the swap agreement, the termination payment will be subordinate to the right of the noteholders to receive full payment of principal of and interest on the notes.

Upon termination of the swap agreement, the administrator, on behalf of the issuing entity will attempt to enter into a replacement swap agreement on substantially the same terms as the original swap agreement.  However, no assurance can be given that this will be possible under then existing economic or market conditions or that the issuing entity will have sufficient funds available for this purpose.

Swap Counterparty.  The swap counterparty for the swap agreement is____________________.  [Add disclosure regarding the swap counterparty’s organizational form, the general character of such swap counterparty’s business and any required financial disclosure (depending on the applicable Significance Percentage).]

The information in the preceding ____  paragraphs has been provided by the swap counterparty for use in this prospectus supplement, and has not been verified by the depositor, the issuing entity, the sponsor, the administrator, the servicer, the owner trustee, the indenture trustee or the underwriters.  Except for the preceding ____ paragraphs, the swap counterparty has not prepared and does not accept responsibility for the accuracy or completeness of this prospectus supplement.

U.S. FEDERAL INCOME TAX CONSEQUENCES

For a discussion of U.S. federal income tax consequences to holders of the notes, you should refer to the section entitled “U.S. Federal Income Tax Consequences” in the accompanying base prospectus.

ERISA CONSIDERATIONS

The Employee Retirement Income Security Act of 1974, as amended, (“ERISA”), and Section 4975 of the Code impose certain restrictions on employee benefit plans, individual retirement accounts, Keogh plans, other retirements arrangements and any entities whose underlying assets include plan assets by reason of a plan’s investment in such entities (including certain insurance company general accounts and wholly owned subsidiaries thereof) (collectively, “Plans”).

ERISA also imposes various duties on persons who are fiduciaries of Plans subject to ERISA, and ERISA and Section 4975 of the Code prohibit certain transactions between a Plan and its so-called Parties in Interest under ERISA or Disqualified Persons under the Code (“Parties in Interest”).  Parties in Interest and Disqualified Persons that participate in a prohibited transaction may be subject to a civil penalty imposed pursuant to ERISA or an excise tax pursuant to Section 4975 of the Code unless a statutory or administrative exemption is available.

Although there can be no certainty in this regard, the notes, which are denominated as debt, should be treated as debt and not as “equity interests” for purposes of ERISA and Section 4975 of the Code, pursuant to U.S. Department of Labor Regulation 29 CFR § 2510.3-101, as further described in the accompanying base prospectus.  However, acquisition of the notes could still cause prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code if a note is acquired or held by a Plan with respect to which any of the issuing entity or any owner of an equity interest therein or the seller is a Party in Interest or Disqualified Person.  Accordingly, before making an investment in the notes, a Plan investor must determine whether, and each fiduciary causing the notes to be purchased by, on behalf of or using the assets of a Plan, will be deemed to have represented that, the Plan’s purchase and holding of the notes will not constitute or otherwise result in a prohibited transaction in violation of Section 406 of ERISA or Section 4975 of the Code which is not covered by a class or other applicable exemption from the prohibited transaction rules as described in the accompanying base prospectus.

Before making an investment in the notes, prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and Section 4975 of the Code and the potential consequences of the investment in their specific circumstances.  Moreover, in addition to determining whether the investment constitutes a direct or indirect prohibited transaction with a Party in Interest or Disqualified Person and whether exemptive relief is available to cover such transaction, each Plan fiduciary should take into account, among other considerations:

•

whether the fiduciary has the authority to make the investment;

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the Plan’s funding objectives; and

•

whether under the general fiduciary standards of investment prudence and diversification an investment in the notes is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan’s investment portfolio.

Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to Section 406 of ERISA or Section 4975 of the Code.  However, those plans may be subject to the provisions of applicable federal, state or local law (“Similar Law”) materially similar to the foregoing provisions of ERISA or Section 4975 of the Code.  Fiduciaries of those plans should consider applicable Similar Law when investing in the notes.  Each fiduciary of such a plan will be deemed to represent that the plan’s acquisition and holding of the notes will not result in a non-exempt violation of applicable Similar Law.

ACCOUNTING CONSIDERATIONS

Various factors may influence the accounting treatment applicable to an investor’s acquisition and holding of asset-backed securities.  Accounting standards, and the application and interpretation of such standards, are subject to change from time to time. Before making an investment in the notes, potential investors are strongly encouraged to consult their own accountants for advice as to the appropriate accounting treatment for their class of notes.

REPORTS TO NOTEHOLDERS

Quarterly and annual reports concerning the issuing entity will be delivered to noteholders. See “Reports to Noteholders” in the accompanying base prospectus.  [These reports also will be available at the office of the Irish paying agent or Irish listing agent for so long as any class of notes is listed on the Irish Stock Exchange.] The first of these quarterly distribution reports is expected to be available not later than __________, 20__.  See “Reports to Noteholders” in the accompanying base prospectus.

Except in very limited circumstances, you will not receive these reports directly from the issuing entity.  Instead, you will receive them through Cede & Co., as nominee of DTC and registered holder of the notes.  See “Additional Information Regarding the Notes—Book-Entry Registration” in the accompanying base prospectus.

UNDERWRITING

Subject to the terms and conditions of the underwriting agreement, dated __________, 20__, among the underwriters, Wells Fargo Bank and the depositor, the notes being offered hereby are being purchased from the depositor by the underwriters upon issuance thereof.  The underwriters are committed to purchase all of the notes offered hereby if any such notes are purchased.  Each underwriter has advised the depositor that it proposes to offer the notes purchased by such underwriter, from time to time, for sale in negotiated transactions or otherwise at prices determined at the time of sale.  Proceeds to the depositor from the sale of the notes are expected to be approximately $__________ plus accrued interest thereon from the cutoff date to (but not including) the closing date before deducting expenses payable by the depositor estimated to be $__________.  None of the underwriters is an affiliate of the depositor.   Any dealers that participate with the underwriters in the distribution of the notes will be underwriters, and any discounts or commissions received by them and any profit on the resale of notes by them may be deemed to be underwriting discounts or commissions, under the Securities Act of 1933, as amended.

The underwriting agreement provides that the depositor or the sponsor will indemnify the underwriters against certain civil liabilities under the Securities Act of 1933, as amended, or contribute to payments which the underwriters may be required to make in respect thereof.

[NOTICE TO CANADIAN RESIDENTS]

[Resale Restrictions

The distribution of the notes in Canada is being made only on a private placement basis exempt from the requirement that we prepare and file a prospectus with the securities regulatory authorities in each province where trades of notes are made.  Any resale of the notes in Canada must be made under applicable securities laws which will vary depending on the relevant jurisdiction, and which may require resales to be made under available statutory exemptions or under a discretionary exemption granted by the applicable Canadian securities regulatory authority.  Purchasers are advised to seek legal advice prior to any resale of the notes.

Representations of Purchasers

By purchasing notes in Canada and accepting a purchase confirmation a purchaser is representing to us and the dealer from whom the purchase confirmation is received that:

•

the purchaser is entitled under applicable provincial securities laws to purchase the notes without the benefit of a prospectus qualified under those securities laws,

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where required by law, that the purchaser is purchasing as principal and not as agent,

•

the purchaser has reviewed the text above under “—Resale Restrictions”,  and

•

the purchaser acknowledges and consents to the provision of specified information concerning its purchase of the notes to the regulatory authority that by law is entitled to collect the information.

Further details concerning the legal authority for this information is available on request.

Rights of Action – Ontario Purchasers Only

Under Ontario securities legislation, certain purchasers who purchase a note offered by this prospectus supplement and prospectus during the period of distribution will have a statutory right of action for damages, or while still the owner of the notes, for rescission against us if this prospectus supplement and prospectus contain a misrepresentation without regard to whether the purchaser relied on the misrepresentation.  The right of action for damages is exercisable not later than the earlier of 180 days from the date the purchaser first had knowledge of the facts giving rise to the cause of action and three years from the date on which payment is made for the notes.  The right of action for rescission is exercisable not later than 180 days from the date on which payment is made for the notes.  If a purchaser elects to exercise the right of action for rescission, the purchaser will have no right of action for damages against us.  In no case will the amount recoverable in any action exceed the price at which the notes were offered to the purchaser and if the purchaser is shown to have purchased the securities with knowledge of the misrepresentation, we will have no liability. In the case of an action for damages, we will not be liable for all or any portion of the damages that are proven to not represent the depreciation in value of the note as a result of the misrepresentation relied upon. These rights are in addition to, and without derogation from, any other rights or remedies available at law to an Ontario purchaser.  The foregoing is a summary of the rights available to an Ontario purchaser.  Ontario purchasers should refer to the complete text of the relevant statutory provisions.

Enforcement of Legal Rights

All of our directors and officers as well as any experts named herein may be located outside of Canada and, as a result, it may not be possible for Canadian purchasers to effect service of process within Canada upon us or those persons.  All or a substantial portion of our assets and the assets of those persons may be located outside of Canada and, as a result, it may not be possible to satisfy a judgment against us or those persons in Canada or to enforce a judgment obtained in Canadian courts against us or those persons outside of Canada.

Taxation and Eligibility for Investment

Canadian purchasers of notes should consult their own legal and tax advisors with respect to the tax consequences of an investment in the notes in their particular circumstances and about the eligibility of the notes for investment by the purchaser under relevant Canadian legislation.]

[LISTING INFORMATION]

[Application will be made to The Irish Stock Exchange Limited for the notes to be admitted to the Official List and to begin trading on its regulated market.  There can be no assurance that such listing will be obtained.

For so long as the notes are listed on The Irish Stock Exchange Limited from the date of this prospectus supplement, all of the material contracts referred to herein and in the accompanying base prospectus, including the indenture, the sale agreement, the purchase agreement, the servicing agreement, the administration agreement and other basic documents will be made available for inspection at the principal office of the depositor, where electronic or physical copies thereof may be obtained upon request.  Once the notes have been listed, trading may be effected on The Irish Stock Exchange Limited.  The Irish Stock Exchange Limited will also be advised if any class of notes is delisted.

The notes, the indenture, the sale agreement, the purchase agreement, the servicing agreement and the administration agreement are governed by the laws of the State of New York.  The trust agreement is governed by the laws of the State of Delaware.

The depositor has taken all reasonable care to confirm that the information contained in this prospectus supplement and the attached prospectus is true and accurate in all material respects.  In relation to the depositor, the issuing entity, Wells Fargo Bank, N.A. and the notes, the depositor accepts full responsibility for the accuracy of the information contained in this prospectus supplement and the accompanying base prospectus.  [Having made all reasonable inquiries, the depositor confirms that, to the best of its knowledge, there have not been omitted material facts the omission of which would make misleading any statements of fact or opinion contained in this prospectus supplement or the accompanying base prospectus, when taken as a whole.]

The depositor confirms that there has been no material adverse change in the assets of the issuing entity since the statistical cutoff date, and the date of the information with respect to the assets of the issuing entity set forth in this prospectus supplement.]

The indenture trustee will serve as the registrar for the notes.  The address for the indenture trustee is _________.

LEGAL PROCEEDINGS

As of the date of this prospectus supplement, none of the depositor, Wells Fargo Bank, N.A., the indenture trustee or the owner trustee are involved in any governmental, legal or arbitration proceeding relating to the issuance of the notes that could be considered to be material to the noteholders.  We are not aware of any proceedings relating to the issuance of the notes, whether pending or threatened.

RATINGS OF THE NOTES

It is a condition to the issuance and sale of the class A notes that they be rated in the highest investment rating category by at least two of Fitch, Moody’s or S&P.  It is a condition to the issuance and sale of the class B notes that they be rated in one of the three highest investment rating categories by at least two of those rating agencies.  It is a condition to the issuance and sale of the class C notes that they be rated in one of the four highest investment rating categories by at least two of those rating agencies.  A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

A rating addresses only the likelihood of the timely payment of stated interest and the payment of principal at final maturity, and does not address the timing or likelihood of principal distributions prior to final maturity with respect to the notes.

LEGAL MATTERS

McKee Nelson LLP, New York, New York, acting as counsel to the issuing entity, the sponsor, the servicer, the administrator and the depositor, will give opinions on specified legal matters for the issuing entity, the sponsor, the servicer, the administrator and the depositor.

McKee Nelson LLP, New York, New York will give opinions on specified federal income tax matters for the issuing entity.

____________________ also will give opinions on specified legal matters for the underwriters.

GLOSSARY FOR PROSPECTUS SUPPLEMENT

“Additional Principal Distribution Amount” means, for any distribution date after the last day of the collection period on which the Pool Balance has declined to __% or less of the Initial Pool Balance, an amount equal to the lesser of (i) amounts available to be distributed on such distribution date after payment of clauses (1) through (13) under “Description of the Notes—Distributions—Quarterly Distributions from the Collection Account” in this prospectus supplement and (ii) the aggregate outstanding principal balance of the notes after giving effect to all prior distributions on that distribution date.

“Asset Balance” means, with respect to any distribution date, an amount equal to:

PB + CI - R

Where:

CI = the amount on deposit in the cash capitalization account on the last day of the related collection period less the excess for the distribution date of (i) interest due on the notes plus any primary servicing and administration fees, any swap payments owed to the swap counterparty by the issuing entity, and any swap termination payments owed by the issuing entity that are pari passu with interest payments on the class A notes due, over (ii) Available Funds on deposit in the collection account.  In no case shall CI be less than zero;

PB = the Pool Balance at the last day of the related collection period; and

R = the amount to be released from the cash capitalization account on such distribution date as excess amounts, as set forth in paragraphs First through Third under “Description of the Notes—Cash Capitalization Account—Distributions of Excess Amounts” in this prospectus supplement.

provided, however, that, as of the closing date, the Asset Balance shall equal $__________ and that, for all distribution dates occurring on or after the ________ 20__ distribution date, the Asset Balance will be equal to the Pool Balance as of the last day of the related collection period.

“Available Funds” means, as to each distribution date or monthly servicing payment date, as applicable, the sum of the following amounts received with respect to the related collection period or, in the case of a monthly servicing payment date, the applicable portion of these amounts:

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with respect to the initial distribution date, all amounts deposited into the collection account on the closing date;

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all collections received by the servicer from borrowers on the trust student loans;

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all Recoveries received during that collection period;

•

the aggregate purchase amounts received during that collection period for those trust student loans repurchased by the depositor or purchased by the servicer or Wells Fargo Bank, N.A.;

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amounts received by the issuing entity pursuant to the servicing agreement during that collection period related to yield or principal adjustments;

•

investment earnings for that distribution date and any interest remitted by the administrator to the collection account prior to such distribution date or monthly servicing payment date; and

•

amounts received from the swap counterparty for that distribution date.

provided that if on any distribution date there would not be sufficient funds to pay all of the items specified in clauses (1) through (11) under “Description of the Notes—Distributions— Quarterly Distributions from the Collection Account” in this prospectus supplement, after application of Available Funds, as defined above, and application of (a) amounts available from the cash capitalization account to pay any of the items specified in clauses (1) through (9) under “Description of the Notes—Distributions—Quarterly Distributions from the Collection Account,” in this prospectus supplement and (b) amounts available from the reserve account to pay any of the items specified in clauses (1) through (4), (6) and (8) and on the respective maturity dates of each class of notes, clauses (5), (7) and (9), then Available Funds for that distribution date will include, in addition to the Available Funds as defined above, amounts on deposit in the collection account, or amounts held by the administrator, or which the administrator reasonably estimates to be held by the administrator, for deposit into the collection account which would have constituted Available Funds for the distribution date succeeding that distribution date, up to the amount necessary to pay such items, and the Available Funds for the succeeding distribution date will be adjusted accordingly.  In addition, Available Funds on the distribution dates from ________ 20__ through ________ 20__ shall include all funds released from the cash capitalization account for deposit into the collection account on those dates.

“Charged-Off Loan” means a trust student loan which is written-off in accordance with the servicer’s policies and procedures, but in any event, not later than the date such loan becomes ___ days past due.

“Class A Enhancement” means, for any distribution date, the excess of (i) the Asset Balance as of the prior distribution date (or as of the closing date, in the case of the first distribution date) over (ii) the aggregate outstanding principal balance of the class A notes immediately prior to any distributions of principal for such distribution date.

“Class A Note Interest Shortfall” means, for any distribution date, the sum for all of the class A notes of the excess of:

●

the amount of interest that was payable on the preceding distribution date to each class of class A notes, over

●

the amount of interest actually distributed with respect to each such class A note on that preceding distribution date,

plus interest on the amount of that excess, to the extent permitted by law, at the interest rate applicable for each such class of notes from that preceding distribution date to the current distribution date.

“Class A Note Parity Trigger” means, with respect to any distribution date, that (i) the aggregate outstanding principal balance of the class A notes (prior to giving effect to distributions on such date) is in excess of the sum of (a) the Pool Balance as of the last day of the related collection period and (b) amounts on deposit in the collection account and cash capitalization account after payment of items (1) through (4) under “Description of the Notes—Distributions—Quarterly Distributions from the Collection Account” in this prospectus supplement or (ii) the aggregate outstanding principal balance of the class A notes as of such related distribution date (prior to giving effect to any distributions on that date) is greater than or equal to the Asset Balance for the prior distribution date.  The Class A Note Parity Trigger will remain in effect until the Class A Enhancement is greater than or equal to the Specified Class A Enhancement.

“Class A Noteholders’ Interest Distribution Amount” means, for any distribution date, the sum of:

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the amount of interest accrued at the respective class A note interest rates for the related accrual period; and

●

the Class A Note Interest Shortfall for that distribution date.

“Class A Noteholders’ Principal Distribution Amount” means (a) as of any distribution date prior to the Stepdown Date or on which a Trigger Event is in effect, the lesser of (i) 100% of the excess, if any, of (x) the aggregate outstanding principal balance of all classes of notes immediately prior to any distributions of principal for such distribution date over (y) the excess, if any, of (1) the Asset Balance for such distribution date over (2) the Specified Overcollateralization Amount and (ii) the aggregate outstanding principal balance of the class A notes immediately prior to any distributions for such distribution date and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect for such distribution date, the excess, if any, of (x) the aggregate outstanding principal balance of the class A notes immediately prior to any distributions of principal for such distribution date over (y) the lesser of (A) the product of (i) 85% and (ii) the Asset Balance as of such distribution date and (B) the excess, if any, of the Asset Balance for such distribution date over the Specified Overcollateralization Amount.  Notwithstanding the foregoing, on or after the maturity date for the class A-1, class A-2, class A-3, class A-4 or class A-5 notes, the Class A Noteholders’ Principal Distribution Amount shall not be less than the amount that is necessary to reduce the balance of the class A-1, class A-2, class A-3, class A-4 or class A-5 notes, as applicable, to zero.

“Class B Enhancement” means for any distribution date, the excess of (i) the Asset Balance as of the prior distribution date (or as of the closing date, in the case of the first distribution date) over (ii) the sum of the aggregate outstanding principal balance of the class A notes and class B notes immediately prior to any distributions of principal for such distribution date.

“Class B Note Interest Shortfall” means, for any distribution date, the sum for all of the class B notes with a distribution date on this distribution date, of the excess of:

●

the amount of interest (excluding carryover amounts) that was payable on the preceding distribution date to the class B notes with a distribution date on this distribution date, over

●

the amount of interest actually distributed with respect to such class B notes on that preceding distribution date,

plus interest on the amount of that excess, to the extent permitted by law, at the interest rate on the class B notes from that preceding distribution date to the current distribution date.

“Class B Note Parity Trigger” means, with respect to any distribution date, that (i) the aggregate outstanding principal balance of the class A and class B notes (prior to giving effect to any distributions on such date) is in excess of the sum of (a) the Pool Balance as of the last day of the related collection period and (b) amounts on deposit in the collection account, principal distribution account and cash capitalization account after payment of items (1) through (7) under “Description of the Notes—Distributions— Quarterly Distributions from the Collection Account” in this prospectus supplement or (ii) the aggregate outstanding principal balance of the class A and class B notes as of the related distribution date (prior to giving effect to any distributions on that date) is greater than or equal to the Asset Balance for the prior distribution date.  The Class B Note Parity Trigger will remain in effect until the Class B Enhancement is greater than or equal to the Specified Class B Enhancement.

“Class B Noteholders’ Interest Distribution Amount” means, for any distribution date, the sum of:

●

the amount of interest accrued at the class B note interest rate for the related accrual period on the aggregate outstanding balance of the class B notes on the applicable immediately preceding distribution date (or in the case of the first distribution date, the closing date) after giving effect to all principal distributions to class B noteholders on preceding distribution dates; and

●

the Class B Note Interest Shortfall for that distribution date.

“Class B Noteholders’ Principal Distribution Amount” means, as of any distribution date on or after the Stepdown Date and as long as a Trigger Event is not in effect on such distribution date, the excess, if any, of (x) the sum of (i) the aggregate outstanding principal balance of the class A notes (after taking into account the Class A Noteholders’ Principal Distribution Amount due on such distribution date) and (ii) the outstanding principal balance of the class B notes immediately prior to such distribution date over (y) the lesser of (A) the product of (i) ____% and (ii) the Asset Balance for such distribution date and (B) the excess, if any, of the Asset Balance for such distribution date over the Specified Overcollateralization Amount.  Prior to the Stepdown Date or on any distribution date for which a Trigger Event is in effect, the excess, if any, of (i) the amounts in clause (a)(i) of the definition of Class A Noteholders’ Principal Distribution Amount over (ii) the aggregate outstanding principal balance of the class A notes.  Notwithstanding the foregoing, on or after the maturity date for the class B notes, the Class B Noteholders’ Principal Distribution Amount shall not be less than the amount that is necessary to reduce the outstanding principal balance of the class B notes to zero.

“Class C Enhancement” means, for any distribution date, the excess of (i) the Asset Balance as of the prior distribution date (or as of the closing date, in the case of the first distribution date) over (ii) the aggregate outstanding principal balance of the class A, class B and class C notes immediately prior to any distributions (or allocations) of principal for such distribution date.

“Class C Note Interest Shortfall” means, for any distribution date, the sum for all of the class C notes with a distribution date on this distribution date, of the excess of:

●

the amount of interest (excluding carry over amounts) that was payable on the preceding distribution date to the class C notes with a distribution date on this distribution date, over

●

the amount of interest actually distributed with respect to such class C notes on that preceding distribution date,

plus interest on the amount of that excess, to the extent permitted by law, at the interest rate on the class C notes from that preceding distribution date to the current distribution date.

“Class C Note Parity Trigger” means, with respect to any distribution date, that (i) the aggregate outstanding principal balance of the class A, class B and class C notes (prior to giving effect to any distributions (or allocations) on such date) is in excess of the sum of (a) the Pool Balance as of the last day of the related collection period and (b) amounts on deposit in the collection account, principal distribution account and cash capitalization account after payment of items (1) through (7) under “Description of the Notes—Distributions—Quarterly Distributions from the Collection Account” in this prospectus supplement or (ii) the aggregate outstanding principal balance of the class A, class B and class C notes as of the related distribution date (prior to giving effect to any distributions (or allocations) on that date) is greater than or equal to the Asset Balance for the prior distribution date.  The Class C Note Parity Trigger will remain in effect until the Class C Enhancement is greater than or equal to the Specified Class C Enhancement.

“Class C Noteholders’ Interest Distribution Amount” means, for any distribution date, the sum of:

(a)

the amount of interest accrued at the class C note interest rates for the related accrual period with respect to all classes of class C notes with a distribution date on this distribution date on the aggregate outstanding principal balance of these classes of class C notes on the applicable immediately preceding distribution date(s) after giving effect to all principal distributions to class C noteholders on preceding distribution dates or, in the case of the first distribution date for these classes, on the closing date, and

(b)

the Class C Note Interest Shortfall for that distribution date.

“Class C Noteholders’ Principal Distribution Amount” means, as of any distribution date on or after the Stepdown Date and as long as a Trigger Event is not in effect on such distribution date, the excess, if any, of (x) the sum of (i) the aggregate outstanding principal balance of the class A notes (after taking into account the Class A Noteholders’ Principal Distribution Amount due on such distribution date), (ii) the outstanding principal balance of the class B notes (after taking into account the Class B Noteholders’ Principal Distribution Amount due on such distribution date) and (iii) the outstanding principal balance of the class C notes immediately prior to such distribution date over (y) the lesser of (A) the product of (i) 97% and (ii) the Asset Balance for such distribution date and (B) the excess, if any, of the Asset Balance for such distribution date over the Specified Overcollateralization Amount.  Prior to the Stepdown Date or on any distribution date for which a Trigger Event is in effect, the excess, if any, of (i) the amounts in clause (a)(i) of the definition of Class A Noteholders’ Principal Distribution Amount over (ii) the aggregate outstanding principal balance of the class A and class B notes.  Notwithstanding the foregoing, on or after the maturity date for the class C notes, the Class C Noteholders’ Principal Distribution Amount shall not be less than the amount that is necessary to reduce the outstanding principal balance of the class C notes to zero.

“Clearstream, Luxembourg” means Clearstream Banking, sociéte anonyme (formerly known as Cedelbank, sociéte anonyme), or any successor thereto.

The “Cumulative Realized Losses Test” is satisfied for any distribution date on which the cumulative principal amount of Charged-Off Loans, net of Recoveries, is equal to or less than the percentage of the Initial Pool Balance set forth below for the specified period:

Distribution date	Percentage of Initial Pool Balance
Closing Date through ________ 20__ distribution date	___%
________ 20__ distribution date through ________ 20__ distribution date	___%
________ 20__ distribution date and thereafter	___%

“DTC” means The Depository Trust Company, or any successor thereto.

“Eligible Swap Counterparty” means an entity, which may be an underwriter or an affiliate of an underwriter, engaged in the business of entering into derivative instrument contracts that satisfies the Rating Agency Condition.

“Euroclear” means the Euroclear System in Europe, or any successor thereto.

“First Priority Principal Distribution Amount” means, with respect to any distribution date, an amount not less than zero equal to:

AN – AB

Where:

AN = the aggregate outstanding principal balance of the class A notes as of such distribution date (before giving effect to any distributions on such distribution date); and

AB = the Asset Balance for such distribution date;

provided, however, that:

•

if a Class A Note Parity Trigger is in effect, then the First Priority Principal Distribution Amount shall equal the Class A Noteholders’ Principal Distribution Amount;

•

on or after the class A-1 maturity date, the First Priority Principal Distribution Amount shall not be less than the amount that is necessary to reduce the outstanding principal balance of the class A-1 notes to zero;

•

on or after the class A-2 maturity date, the First Priority Principal Distribution Amount shall not be less than the amount that is necessary to reduce the outstanding principal balance of the class A-2 notes to zero;

•

on or after the class A-3 maturity date, the First Priority Principal Distribution Amount shall not be less than the amount that is necessary to reduce the aggregate outstanding principal balance of the class A-3 notes to zero;

•

on or after the class A-4 maturity date, the First Priority Principal Distribution Amount shall not be less than the amount that is necessary to reduce the aggregate outstanding principal balance of the class A-4 notes to zero; and

•

on or after the class A-5 maturity date, the First Priority Principal Distribution Amount shall not be less than the amount that is necessary to reduce the aggregate outstanding principal balance of the class A-5 notes to zero.

“Fitch” means Fitch, Inc., also known as Fitch Ratings, or any successor rating agency.

“Initial Pool Balance” means the Pool Balance of the trust student loans as of the closing date.

“Moody’s” means Moody’s Investors Service, Inc., or any successor rating agency.

“Pool Balance” means, as of the last day of a collection period, the aggregate principal balance of the trust student loans as of the beginning of such collection period, including accrued interest as of the beginning of such collection period that is expected to be capitalized, plus interest and fees that accrue during such collection period that are capitalized or are to be capitalized and which were not included in the prior Pool Balance, as reduced by:

•

all payments allocable to principal and received by the issuing entity in the related collection period from borrowers (other than Recoveries);

•

all amounts received by the issuing entity in the related collection period from purchases of the trust student loans by any of the seller, the depositor or the servicer;

•

the aggregate principal balance of all trust student loans that became Charged-Off Loans in the related collection period; and

•

the amount of any adjustments to balances of the trust student loans that the servicer makes under the servicing agreement in the related collection period.

“Principal Distribution Amount” means the sum of the First Priority Principal Distribution Amount, the Second Priority Principal Distribution Amount, the Third Priority Principal Distribution Amount and the Regular Principal Distribution Amount.

“Rating Agency Condition” means the written confirmation or reaffirmation, as the case may be, from each rating agency then rating the notes that any intended action will not result in the downgrading of its then-current rating of any class of notes.

“Recoveries” means, as of any date of determination, all amounts received by the issuing entity in respect of a Charged-Off Loan after such trust student loan became a Charged-Off Loan.

“Regular Principal Distribution Amount” means, with respect to any distribution date, an amount not less than zero equal to:

(N – (AB – SOA)) – (FPDA + SPDA + TPDA)

Where:

N = the sum of the aggregate outstanding principal balance of all of the notes as of such distribution date (before giving effect to any distributions on such distribution date);

AB = the Asset Balance for such distribution date;

SOA = the Specified Overcollateralization Amount for such distribution date;

FPDA = the First Priority Principal Distribution Amount, if any, for such distribution date;

SPDA = the Second Priority Principal Distribution Amount, if any, for such distribution date; and

TPDA = the Third Priority Principal Distribution Amount, if any, for such distribution date;

provided, however, that the Regular Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal balance of all of the notes (after taking into account the allocation of the First Priority Principal Distribution Amount, the Second Priority Principal Distribution Amount and the Third Priority Principal Distribution Amount, if any, on such distribution date).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor rating agency.

“Second Priority Principal Distribution Amount” means, with respect to any distribution date, an amount not less than zero equal to:

(ABN – AB) – FPDA

Where:

ABN = the aggregate outstanding principal balance of the class A and class B notes as of such distribution date (before giving effect to any distributions on such distribution date);

AB = the Asset Balance for such distribution date; and

FPDA = the First Priority Principal Distribution Amount, if any, with respect to such distribution date;

provided, however, that:

•

if a Class B Note Parity Trigger is in effect, then the Second Priority Principal Distribution Amount shall equal (a) the sum of (i) the Class A Noteholders’ Principal Distribution Amount and (ii) the Class B Noteholders’ Principal Distribution Amount less (b) the First Priority Principal Distribution Amount;

•

on or after the maturity date for the class B notes, the Second Priority Principal Distribution Amount shall not be less than the amount that is necessary to reduce the outstanding principal balance of the class B notes to zero; and

•

the Second Priority Principal Distribution Amount shall not exceed the aggregate outstanding principal balance of the class A and class B notes (after taking into account the allocation of the First Priority Principal Distribution Amount, if any, on such distribution date).

“Significance Estimate” means, as of the closing date, with respect to the swap agreement, the reasonable good faith estimate of the maximum probable exposure of the issuing entity to the swap counterparty, which estimate is made in the same manner as that utilized in the sponsor’s internal risk management process for similar instruments.

“Significance Percentage” means, as of the closing date, the percentage that the Significance Estimate represents of the notes.

“Specified Class A Enhancement” means, for any distribution date, the greater of (a) ____% of the Asset Balance for such distribution date or (b) the Specified Overcollateralization Amount for such distribution date.

“Specified Class B Enhancement” means, for any distribution date, the greater of (a) ____% of the Asset Balance for such distribution date or (b) the Specified Overcollateralization Amount for such distribution date.

“Specified Class C Enhancement” means, for any distribution date, the greater of (a) ____% of the Asset Balance for such distribution date or (b) the Specified Overcollateralization Amount for such distribution date.

 “Specified Overcollateralization Amount” means, as of any distribution date, ____% of the initial Asset Balance.

“Specified Reserve Account Balance” means, for any distribution date, the lesser of:

(a)

the aggregate outstanding principal amount of the notes; and

(b)

$__________;

“Stepdown Date” means the earlier to occur of (1) the ________ 20__ distribution date, or (2) the first date on which the outstanding principal amount of the class A notes have been reduced to zero.

“Third Priority Principal Distribution Amount” means, with respect to any distribution date, an amount not less than zero equal to:(N – AB) – (FPDA + SPDA)

Where:

N = the aggregate outstanding principal balance of all of the notes as of such distribution date (before giving effect to any distributions on such distribution date);

AB = the Asset Balance for such distribution date;

FPDA = the First Priority Principal Distribution Amount, if any, for such distribution date; and

SPDA = the Second Priority Principal Distribution Amount, if any, for such distribution date;

provided, however, that:

•

if a Class C Note Parity Trigger is in effect, then the Third Priority Principal Distribution Amount shall equal (a) the sum of (i) the Class A Noteholders’ Principal Distribution Amount, (ii) the Class B Noteholders’ Principal Distribution Amount and (iii) the Class C Noteholders’ Principal Distribution Amount less (b) the First Priority Principal Distribution Amount plus the Second Priority Principal Distribution Amount;

•

on or after the maturity date for the class C notes, the Third Priority Principal Distribution Amount shall not be less than the amount that is necessary to reduce the outstanding principal balance of the class C notes to zero; and

•

the Third Priority Principal Distribution Amount shall not exceed the aggregate outstanding principal balance of all of the notes on such distribution date (after taking into account the allocation of the First Priority Principal Distribution Amount and the Second Priority Principal Distribution Amount, if any, on such distribution date).

“Trigger Event” means, on any distribution date, that the Cumulative Realized Losses Test is not satisfied.

“Trust Accounts” means, collectively, the collection account, the reserve account and the cash capitalization account.

ANNEX A

CHARACTERISTICS OF THE TRUST STUDENT LOAN POOL

[To be updated for each transaction]

The following tables provide a description of specified characteristics of the trust student loans as of the statistical cutoff date. The aggregate outstanding principal balance of the trust student loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $__________ as of the statistical cutoff date to be capitalized upon commencement of repayment.

The distribution by interest rates applicable to the trust student loans on any date following the statistical cutoff date may vary significantly from that in the following tables as a result of variations in the rates of interest applicable to the trust student loans. Moreover, the information below about the remaining terms to maturity of the trust student loans as of the statistical cutoff date may vary significantly from the actual terms to maturity of the trust student loans as a result of defaults or prepayments or of the granting of deferral and forbearance periods.

Percentages and dollar amounts in any table may not total 100% or the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS

AS OF THE STATISTICAL CUTOFF DATE

Aggregate Outstanding Principal Balance—Treasury Bill	$
Percent of Trust Student Loans Indexed to Treasury Bill Rate	%
Aggregate Outstanding Principal Balance—Prime	$
Percent of Trust Student Loans Indexed to Prime Rate	%
Aggregate Outstanding Principal Balance—Fixed	$
Percent of Trust Student Loans Indexed to Fixed Rate	%
Number of Borrowers
Average Outstanding Principal Balance Per Borrower	$
Number of Loans
Weighted Average Remaining Term to Maturity	months
Weighted Average Annual Interest Rate	%
Weighted Average Margin—Treasury Bill	%
Weighted Average Margin—Prime	%
Weighted Average Annual Interest Rate—Fixed	%

We have determined the weighted average remaining term to maturity shown in the table above from the statistical cutoff date to the stated maturity dates of the trust student loans without giving effect to any deferral or forbearance periods that may be granted in the future.  See Appendix A to the accompanying base accompanying base prospectus and “The Student Loan Pools” and “Wells Fargo’s Student Loan Financing Business” in the accompanying base prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY LOAN PROGRAM AS OF THE STATISTICAL CUTOFF DATE

Loan Program	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Undergraduate and Graduate Student Loan Programs(1)		$	%
Law Loan Programs
MBA Loan Programs
Medical Loan Programs
Direct-to-Consumer Loan Programs
Private Consolidation Loan Program
Total			$100.0%

1

Includes approximately $ _________ of trust student loans for students attending 2-year institutions.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY INTEREST RATES AS OF THE STATISTICAL CUTOFF DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than 4.50%		$	%
4.50% to 5.74%
5.75% to 7.25%
Greater than 7.25%
Total			$100.0%

We have determined the interest rates shown in the table using the interest rates applicable to the trust student loans as of the statistical cutoff date. Because most of the trust student loans bear interest at rates that reset quarterly, the above information will not necessarily remain applicable to the trust student loans on the closing date or any later date.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER

AS OF THE STATISTICAL CUTOFF DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000		$	%
$5,000 to $9,999
$10,000 to $14,999
$15,000 to $19,999
$20,000 to $24,999
$25,000 to $29,999
$30,000 to $34,999
$35,000 to $39,999
$40,000 to $44,999
$45,000 to $49,999
$50,000 to $54,999
$55,000 to $59,999
$60,000 to $64,999
$65,000 to $69,999
$70,000 to $74,999
$75,000 to $79,999
$80,000 to $84,999
$85,000 to $89,999
$90,000 to $94,999
$95,000 to $99,999
$100,000 and greater
Total			$100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY REMAINING TERM TO SCHEDULED MATURITY

AS OF THE STATISTICAL CUTOFF DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
1 to 84		$	%
85 to 144
145 to 192
193 to 228
229 to 276
277 to 348
349 and greater
Total			$100.0%

*

Represents a percentage greater than 0% but less than [0.05]%.

We have determined the numbers of months remaining to scheduled maturity shown in the table from the statistical cutoff date to the stated maturity dates of the applicable trust student loans without giving effect to any deferral or forbearance periods that may be granted in the future. See "Risk Factors—You Will Bear Prepayment And Extension Risk Due To Actions Taken By Individual Borrowers And Other Variables Beyond Our Control" in the accompanying base prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY CURRENT BORROWER PAYMENT STATUS

AS OF THE STATISTICAL CUTOFF DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
In-School		$	%
Grace
Deferral
Forbearance
Repayment
First year in repayment
Second year in repayment
Third year in repayment
More than 3 years in repayment
Total			$100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical cutoff date. The borrower:

•

may still be attending school—in-school;

•

may be in a grace period after completing school and prior to repayment commencing—grace;

•

may be currently required to repay the loan—repayment; or

•

may have temporarily ceased repaying the loan through a deferral or a forbearance period.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately [___], calculated as the term to scheduled maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical cutoff date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL CUTOFF DATE

Scheduled Remaining Months in Status
Current Borrower Payment Status	In-School	Grace	Deferral	Forbearance	Repayment
In-School			—	—
Grace	—		—	—
Deferral	—	—		—
Forbearance	—	—	—
Repayment	—	—	—	—

We have determined the scheduled months in status shown in the table without giving effect to any deferral or forbearance periods that may be granted in the future.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS

AS OF THE STATISTICAL CUTOFF DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama		$	%
Alaska
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
District of Columbia
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming
Other
Total			$100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer's records as of the statistical cutoff date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments. Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan. The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In addition, if a borrower pays a monthly installment after its scheduled due date, the borrower may owe a fee on that late payment. If a late fee is applied, such payment will be applied first to the applicable late fee, second to interest and third to principal. As a result, the portion of the payment applied to reduce the unpaid principal balance may be less than it would have been had the payment been made as scheduled.

In either case, subject to any applicable deferral periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The seller makes available through the servicer to some of its borrowers payment terms that may lengthen the remaining term of the student loans. For example, not all of the loans owned by the seller provide for level payments throughout the repayment term of the loans. Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans. Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis. The seller also offers an income-sensitive repayment plan through the servicer, under which repayments are based on the borrower's income. Under that plan, ultimate repayment may be delayed up to five years. Borrowers under trust student loans will continue to be eligible for these graduated payment and income-sensitive repayment plans. See “The Student Loan Pools” and “Wells Fargo’s Student Loan Financing Business”  in the accompanying base prospectus.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY REPAYMENT TERMS AS OF THE STATISTICAL CUTOFF DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment(1)		$	%
Other Repayment Options(2)
Total			$100.0%

1

Includes in-school and grace period loans.

2

Includes, among others, graduated repayment, income sensitive and interest only period loans.

The servicer, at the request of the borrower and on behalf of the issuing entity, may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical cutoff date. If repayment terms are offered to and accepted by borrowers, the weighted average lives of the notes could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY YEAR OF DISBURSEMENT AS OF THE STATISTICAL CUTOFF DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
1986		$	*
1987			*
1988			*
1989			*
1990			%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
Total			$100.0%

*

Represents a percentage greater than 0% but less than [0.05]%.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY DAYS LATE AS OF THE STATISTICAL CUTOFF DATE

Days Late	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-29 days		$	%
Total			$100.0%

The following tables provide FICO credit scores for certain trust student loans as of a date near the date of the loan application. FICO credit scores are a statistical credit model developed by Fair Isaac and Company. The score is designed to be a relative measure of the degree of risk a potential borrower represents to a lender based upon credit-related data contained in an applicant's credit bureau reports. FICO scores are influenced by a number of factors and can change over time. There can be no assurance that the FICO scores shown have not changed as of the date of this prospectus supplement or will not change in the future. Where FICO scores for both the borrower and co-borrower of trust student loans are available, the co-borrower's FICO score is used for purposes of the information contained in this prospectus supplement.

DISTRIBUTION OF FICO CREDIT SCORES AS OF A DATE NEAR THE LOAN APPLICATION ALL BORROWERS AND CO-BORROWERS(1)

FICO Score	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than 630	$	%
630 - 639
640 - 649
650 - 659
660 - 669
670 - 679
680 - 689
690 - 699
700 - 709
710 - 719
720 - 729
730 - 739
740 - 749
750 - 759
760 - 769
770 - 779
780 - 789
790 - 799
800 - 809
810 and greater
Other(2)
Total		$100.0%

1

Co-borrowers include joint and several obligors.

2

Includes trust student loans which were underwritten without relying upon FICO scores and loans where no FICO scores are available.

*

Represents a percentage greater than 0% but less than 0.05%.

The weighted average FICO score for the borrowers and co-borrowers of trust student loans for which FICO scores are available as of a date near the date of the loan application on loans which were underwritten in reliance upon credit scores was [   ]. As of [       ] 20[  ], the weighted average FICO score for all borrowers and co-borrowers of trust student loans, for whom FICO scores were available as of that date (which may include some borrowers or co-borrowers whose trust student loans were not originally underwritten using credit scores, was [   ]. In addition, as of [       ] 20[  ], approximately [   ]% of all borrowers and co-borrowers of the trust student loans (by outstanding principal balance of the trust student loans) had FICO scores less than [   ]. As of [       ] 20[   ], FICO scores were not available for approximately [   ]% of the trust student loans (by outstanding principal balance of the trust student loans).

CO-BORROWER LOANS

FICO Score(1)	Aggregate Outstanding Principal Balance	Percent by Outstanding Principal Balance
Less than 630	$	%
630 - 639
640 - 649
650 - 659
660 - 669
670 - 679
680 - 689
690 - 699
700 - 709
710 - 719
720 - 729
730 - 739
740 - 749
750 - 759
760 - 769
770 - 779
780 - 789
790 - 799
800 - 809
810 - 819
820 - 829
830 - 839
840 - 849
850 and greater
Other(2)
Total		$100.0%

1

The FICO scores shown are for the co-borrower on the trust student loan.

2

Includes student loans which were underwritten without relying upon FICO scores and loans where no FICO scores are available.

*

Represents a percentage greater than 0% but less than [0.05]%.

The weighted average FICO score for co-borrower trust student loans for which FICO scores are available as of a date near the date of the loan application on loans which were underwritten in reliance upon credit scores was [   ]. As of [       ] 20[   ], the weighted average FICO score for all trust student loan co-borrowers, for whom FICO scores were available as of that date (which may include some co-borrowers whose trust student loans were not originally underwritten using credit scores), was [   ]. In addition, as of [       ] 20[  ], approximately [   ]% of the trust student loan co-borrowers (by outstanding principal balance of co-borrower trust student loans) had FICO scores less than [   ]. As of [       ] 20[  ], FICO scores were not available for approximately [   ]% of the co-borrowers (by outstanding principal balance of co-borrower trust student loans).

LOANS WITHOUT CO-BORROWERS

FICO Score	Aggregate Outstanding Principal Balance	Percent by Outstanding Principal Balance
Less than 630	$	%
630 - 639
640 - 649
650 - 659
660 - 669
670 - 679
680 - 689
690 - 699
700 - 709
710 - 719
720 - 729
730 - 739
740 - 749
750 - 759
760 - 769
770 - 779
780 - 789
790 - 799
800 - 809
810 - 819
820 - 829
830 - 839
840 - 849
850 and greater
Other(1)
Total		$100.0%

1

Includes trust student loans which were underwritten without relying upon FICO scores and where no FICO scores are available.

*

Represents a percentage greater than 0% but less than 0.05%.

The weighted average FICO score for trust student loans without co-borrowers for which FICO scores are available as of a date near the date of the loan application on loans which were underwritten in reliance upon credit scores was [   ]. As of [       ] 20[  ], the weighted average FICO score for all trust student loans without co-borrowers, for which FICO scores were available as of that date (which may include some borrowers whose trust student loans were not originally underwritten using credit scores), was [   ]. In addition, as of [       ] 20[  ], approximately [   ]% of borrowers for trust student loans without co-borrowers (by outstanding principal balance of trust student loans without co-borrowers) had FICO scores less than [   ]. As of [       ] 20[  ], FICO scores were not available for approximately [   ]% of the borrowers for trust student loans without co-borrowers (by outstanding principal balance of trust student loans without co-borrowers).

EXHIBIT I

PREPAYMENTS, EXTENSIONS, WEIGHTED AVERAGE LIVES AND EXPECTED MATURITIES OF THE NOTES

Prepayments on pools of student loans can be measured or calculated based on a variety of prepayment models.  The models used to calculate these prepayments are the constant prepayment rate (or “CPR”) model and the consolidation loan ramp (or “CLR”) model.

The CPR Model

The CPR model is based on prepayments assumed to occur at a constant percentage rate.  CPR is stated as an annualized rate and is calculated as the percentage of the loan amount outstanding at the beginning of a period (including accrued interest to be capitalized), after applying scheduled payments, that are paid during that period. The CPR model assumes that student loans will prepay in each month according to the following formula:

Monthly Prepayments = Balance After Scheduled Payments x (1-(1-CPR)^1/12)

Accordingly, monthly prepayments assuming a $1,000 balance after scheduled payments would be as follows for the percentages of CPR listed below:

CPR	0%	4%	8%	12%	16%
Monthly Prepayment	$0.00	$3.40	$6.92	$10.60	$14.42

The CLR Model

The CLR model assumes that:

•

student loans will prepay at a CPR of 1/15 of 1.0% one month after origination;

•

the CPR will increase by a rate of 1/15 of 1.0% per month through the 119th month after origination; and

•

the CPR will be constant at 8% per annum in the 120th month after origination and in all subsequent months.

This assumption is called “100% CLR.”  For example, at 100% CLR, student loans with a loan age of 72 months are assumed to prepay at 4.80% CPR; at 50% CLR, student loans with a loan age of 48 months are assumed to prepay at 1.60% CPR; at 200% CLR, student loans with a loan age of 96 months are assumed to prepay at 12.80% CPR; and so forth.  The following table illustrates the CPR in effect for the indicated months of seasoning at various percentages of CLR.

Constant Prepayment Rate

	Number of Months Seasoning
	24	48	72	96	120
Percentage of CLR
50%	0.80%	1.60%	2.40%	3.20%	4.00%
100%	1.60%	3.20%	4.80%	6.40%	8.00%
150%	2.40%	4.80%	7.20%	9.60%	12.00%
200%	3.20%	6.40%	9.60%	12.80%	16.00%

Neither the CPR model nor the CLR model purports to describe historical prepayment experience or to predict the prepayment rate of any actual student loan pool.  The student loans will not prepay at any constant CPR or any constant percentage of CLR, nor will all of the student loans prepay at the same rate.  You must make an independent decision regarding the appropriate principal prepayment scenarios to use in making any investment decision.

Additional Assumptions

For purposes of the CLR model and the CPR model, it is assumed, among other things, that:

•

the statistical cutoff date for the trust student loans is as of _________;

•

all trust student loans are in repayment with interest to be capitalized added to principal balance;

•

no trust student loan moves from repayment to any other status;

•

no delinquencies or defaults occur on any of the trust student loans, and all borrower payments are collected, in full, on the ___ day of each month;

•

index levels for calculation of borrower and government payments:

•

91-day Treasury bill rate of ____%; and

•

three-month commercial paper rate of ____%;

•

distributions begin on ___________, and occur on each monthly allocation date and payments are made quarterly on the __th day of every ________, ________, ________ and ________ thereafter, whether or not the __th is a business day;

•

the interest rate for each class of outstanding notes is a constant rate of three-month LIBOR plus the applicable spread, which on all quarterly distribution dates will be equal to:

•

class A-1 notes: ______%;

•

class A-2 notes: ______%;

•

class A-3 notes: ______%;

•

class A-4 notes: ______%;

•

class A-5 notes: ______%;

•

class B notes: ______%; and

•

class C notes: ______%;

•

an administration fee equal to $______ is paid quarterly by the issuing entity to the administrator;

•

a servicing fee equal to 1/12th of the then outstanding principal amount of the trust student loans times ____% is paid monthly by the issuing entity to the servicer;

•

the reserve account has an initial balance equal to $_________ and at all times a balance equal to the greater of (1) ____% of the applicable Pool Balance, and (2) $__________;

•

the collection account has an initial current balance equal to $0 and the remarketing fee account has an initial balance equal to $0;

•

prepayments on the trust student loans:

•

are applied monthly in accordance with CLR as described above and the weighted average number of months since origination is ____ months; and

•

are collected with all other payments on the ___th day of each month and reinvested in eligible investments until the next applicable quarterly distribution date;

•

[there are no accumulation accounts and no interest rate swaps or interest rate caps entered into by the issuing entity;]

•

collections are reinvested in eligible investments until the day before the applicable quarterly distribution date at the assumed reinvestment rate of ____%; reinvestment earnings are available for distribution from the prior collection period;

•

no funds in the remarketing fee account are included in Available Funds;

•

the pool of trust student loans consists of representative loans (“rep lines”), which have been created from individual trust student loans based on combinations of similar individual student loan characteristics, which include, but are not limited to, loan status, interest rate, loan type, index, margin, rate cap and remaining term.  Each rep line containing the relevant characteristics, aggregate totals and weighted averages of the underlying student loans is used for modeling purposes; and

•

[incentive program assumptions].

The following tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the rep lines, which will differ from the characteristics and performance of the actual pool of trust student loans) and should be read in conjunction therewith.  In addition, the diverse characteristics, remaining terms and loan ages of the trust student loans could produce slower or faster principal payments than indicated in the following tables, even if the dispersions of weighted average characteristics, remaining terms and loan ages are the same as the assumed characteristics, remaining terms and loan ages.

CLR Tables

The following tables show the weighted average remaining lives, expected maturity dates and percentages of original principal remaining of each class of the notes at various percentages of CLR from the closing date until the optional redemption date.

Weighted Average Lives and Expected Maturities of the Notes
at Various CLR Percentages(1)

Weighted Average Life (years)(2)	0%	50%	100%	150%	200%

Class A-1 Notes	____	____	____	____	____
Class A-2 Notes	____	____	____	____	____
Class A-3 Notes	____	____	____	____	____
Class A-4 Notes	____	____	____	____	____
Class A-5 Notes	____	____	____	____	____
Class B Notes	____	____	____	____	____
Class C Notes	____	____	____	____	____

Expected Maturity Date

Class A-1 Notes	_________, 20__	_________, 20__	_________, 20__	_________, 20__	________, 20__
Class A-2 Notes	_________, 20__	_________, 20__	_________, 20__	_________, 20__	________, 20__
Class A-3 Notes	_________, 20__	_________, 20__	_________, 20__	_________, 20__	________, 20__
Class A-4 Notes	_________, 20__	_________, 20__	_________, 20__	_________, 20__	________, 20__
Class A-5 Notes	_________, 20__	_________, 20__	_________, 20__	_________, 20__	________, 20__
Class B Notes	_________, 20__	_________, 20__	_________, 20__	_________, 20__	________, 20__
Class C Notes	_________, 20__	_________, 20__	_________, 20__	_________, 20__	________, 20__

______________________

 (1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

(2)

The weighted average life of the notes (assuming a 360-day year consisting of twelve 30-day months) is determined by: (1) multiplying the amount of each principal payment on the applicable class of notes by the number of years from the closing date to the related distribution date, (2) adding the results, and (3) dividing that sum by the aggregate principal amount of the applicable class of notes as of the closing date.

Class A-1 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CLR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
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________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class A-2 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CLR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
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________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class A-3 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CLR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
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________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class A-4 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CLR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
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________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class A-5 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CLR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
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________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class B Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CLR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
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__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class C Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CLR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
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__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

CPR Tables

The following tables show the weighted average remaining lives, expected maturity dates and percentages of original principal of each class of the notes at various percentages of CPR from the closing date until the optional redemption date.

Weighted Average Lives and Expected Maturities of the Notes
at Various CPR Percentages(1)

Weighted Average Life (years)(2)	___%	___%	___%	___%	___%

Class A-1 Notes	____	____	____	____	____
Class A-2 Notes	____	____	____	____	____
Class A-3 Notes	____	____	____	____	____
Class A-4 Notes	____	____	____	____	____
Class A-5 Notes	____	____	____	____	____
Class B Notes	____	____	____	____	____
Class C Notes	____	____	____	____	____

Expected Maturity Date

Class A-1 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class A-2 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class A-3 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class A-4 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class A-5 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class B-1 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class B-2 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__

______________________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance..

(2)

The weighted average life of the notes (assuming a 360-day year consisting of twelve 30-day months) is determined by: (1) multiplying the amount of each principal payment on the applicable class of notes by the number of years from the closing date to the related distribution date, (2) adding the results, and (3) dividing that sum by the aggregate principal amount of the applicable class of notes as of the closing date.

Class A-1 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CPR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
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__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class A-2 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CPR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
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__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class A-3 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CPR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
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__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class A-4 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CPR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class A-5 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CPR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class B Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CPR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class C Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CPR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

CLR/CPR Equivalence Table

Listed below is a table of equivalent CPR percentages.  “Equivalent CPR Percentages” are the CPRs, on the closing date, that will result in the same weighted average life of a class of notes as the corresponding percentage of CLR. For example, in the case of a note with a weighted average life of 2.0 years in the 100% CLR scenario, the single CPR that will result in the same weighted average life is approximately 1.2% CPR.

Equivalent CPR Percentages at Various CLR Assumptions(1)(2)

CLR Percentage	___%	___%	___%	___%	___%

Class A-1 Notes	___%	___%	___%	___%	___%
Class A-2 Notes	___	___	___	___	___
Class A-3 Notes	___	___	___	___	___
Class A-4 Notes	___	___	___	___	___
Class A-5 Notes	___	___	___	___	___
Class B Notes	___	___	___	___	___
Class C Notes	___	___	___	___	___

__________

 (1)

These CLR/CPR equivalents are calculated as of the closing date.  These relationships will vary from the table values for any date after the closing date.

(2)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

PRINCIPAL OFFICES
DEPOSITOR
Wells Fargo Student Loans Receivables I, LLC 301 East 58th Street Sioux Falls, South Dakota 57104
SELLER, SPONSOR, SERVICER AND ADMINISTRATOR
Wells Fargo Bank, N.A. 420 Montgomery Street San Francisco, California 94163
WELLS FARGO PRIVATE CREDIT STUDENT LOAN TRUST 20__-__
____________________, as Owner Trustee ____________________ ____________________	____________________, as Indenture Trustee ____________________ ____________________
[IRISH PAYING AGENT]
____________________ ____________________ ____________________
[IRISH LISTING AGENT]
____________________ ____________________ ____________________
LEGAL ADVISORS TO THE DEPOSITOR, THE ISSUING ENTITY, THE ADMINISTRATOR AND THE SERVICER
McKee Nelson LLP One Battery Park Plaza New York, New York 10004
____________________ ____________________ ____________________
LEGAL ADVISORS TO UNDERWRITERS
____________________ ____________________ ____________________
UNDERWRITERS
____________________ ____________________ ____________________	____________________ ____________________ ____________________	____________________ ____________________ ____________________

$__________

Wells Fargo Private Credit Student Loan Trust 20__-_

Issuing Entity

$__________	Class A-1 Student Loan-Backed Notes
$__________	Class A-2 Student Loan-Backed Notes
$__________	Class A-3 Student Loan-Backed Notes
$__________	Class A-4 Student Loan-Backed Notes
$__________	Class A-5 Student Loan-Backed Notes
$__________	Class B Student Loan-Backed Notes
$__________	Class C Student Loan-Backed Notes

Wells Fargo Student Loans Receivables I, LLC

Depositor

Wells Fargo Bank, N.A.

Sponsor, Seller, Servicer and Administrator

Student Loan Asset-Backed Notes

PROSPECTUS SUPPLEMENT

____________________

[UNDERWRITERS]

___________________

__________, 20__

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying base prospectus.  No one has been authorized to provide you with different information.

We are not offering the notes in any state where the offer is not permitted.

The depositor does not claim the accuracy of the information in this prospectus supplement and the accompanying base prospectus as of any date other than the dates stated on their respective covers.

Upon request, dealers will deliver a prospectus supplement and a base prospectus when acting as underwriters of the notes and with respect to their unsold allotments or subscriptions.  In addition, upon request all dealers selling the notes will deliver a prospectus supplement and a base prospectus until ninety days following the date of this prospectus supplement.

SUBJECT TO COMPLETION, DATED __________, 20__

PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED __________, 20__

The information in this prospectus supplement is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus supplement is not an offer to sell these securities and is not a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

$__________

Wells Fargo Student Loan Trust 20__-_
Issuing Entity

Wells Fargo Student Loans Receivables I, LLC
Depositor

Wells Fargo Bank, N.A.
Sponsor, Seller, Servicer and Administrator

Student Loan Asset-Backed Notes

On or about __________, 20__, the issuing entity will issue the following classes of notes:

Class	Original Principal Amount	Interest Rate	Maturity	Initial Public Offering Price	Underwriting Discount	Proceeds to The Depositor
A-1 Notes	$__________	3-month LIBOR plus ____%	__________, 20__	100%	____%	____%
A-2 Notes	$__________	3-month LIBOR plus ____%	__________, 20__	100%	____%	____%
A-3 Notes	$__________	3-month LIBOR plus ____%	__________, 20__	100%	____%	____%
A-4 Notes	$__________	3-month LIBOR plus ____%	__________, 20__	100%	____%	____%
A-5 Notes	$__________	3-month LIBOR plus ____%	__________, 20__	100%	____%	____%
B-1 Notes	$__________	3-month LIBOR plus ____%	__________, 20__	100%	____%	____%
B-2 Notes	$__________	3-month LIBOR plus ____%	__________, 20__	100%	____%	____%

The issuing entity will make payments primarily from collections on a pool of consolidation student loans.  Interest and principal on the notes will be paid to the applicable noteholders quarterly on the __ of each ________, ________, ________ and ________, beginning in ________ 20__.  In general, the issuing entity will pay principal, sequentially, to the class A-1 through class A-5 notes, in that order, until each such class is paid in full.  The class B notes will not receive principal until the stepdown date, which is expected to be the ________ 20__ distribution date.  These payments will be made sequentially, to the class B-1 notes and then to the class B-2 notes, until each such class is paid in full.  Interest on the class B notes will be subordinate to interest on the class A notes and principal on the class B notes will be subordinate to both principal and interest on the class A notes.  Credit enhancement for the notes consists of excess interest on the trust student loans, subordination of the class B notes to the class A notes, and the reserve account.  On the closing date, the issuing entity will make a deposit into the capitalized interest account, which will be available for a limited period of time.  The notes are LIBOR-based notes.  A description of how LIBOR is determined appears under “Additional Information Regarding the Notes—Determination of Indices—LIBOR” in the accompanying base prospectus.

We are offering the notes through the underwriters at the prices shown above, when and if issued.  [Application will be made to The Irish Stock Exchange Limited for the notes to be admitted to the Official List and to begin trading on its regulated market.  There can be no assurance that such a listing will be obtained.  The issuance and settlement of the notes is not conditioned on the listing of the notes on The Irish Stock Exchange Limited.]

We are not offering the notes in any state or other jurisdiction where the offer is prohibited.

We expect the proceeds to the depositor from the sale of the notes to be $__________, before deducting expenses payable by the depositor estimated to be $__________.

You should consider carefully the risk factors beginning on page S-13 of this prospectus supplement and on page 16 of the accompanying base prospectus.  The notes are asset-backed securities and are obligations of the issuing entity, which is a trust.  They are not obligations of or interests in Wells Fargo Bank, N.A., the depositor, the seller or any of their affiliates.  The notes are not guaranteed or insured by the United States or any governmental agency.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the notes or determined whether this prospectus supplement or the accompanying base prospectus is accurate or complete.  Any contrary representation is a criminal offense.

________________________

          [Underwriters]

    ________________________

__________, 20__

PROSPECTUS SUPPLEMENT

Page

Summary of Terms

S-1

●

Issuing Entity

S-1

●

Depositor

S-1

●

Sponsor, Seller, Servicer,

Administrator and Paying Agent

S-1

●

Indenture Trustee

S-1

●

Eligible Lender Trustee

S-1

●

Owner Trustee

S-1

●

The Notes

S-1

Class A Notes:

S-1

Class B Notes:

S-1

●

Dates

S-2

●

Information About the Trust Student

Loans

S-2

●

Information About the Notes

S-2

The Notes

S-2

●

Administrator

S-4

●

[Irish Listing Agent and Paying

Agent]

S-4

●

Information About the Issuing Entity

S-4

Formation of the Issuing Entity

S-4

Its Assets

S-4

●

Administration of the Issuing Entity

S-7

Distributions

S-7

●

Distribution date Cashflows

S-8

Servicing of the Assets

S-9

Compensation of the Servicer

S-9

●

Termination of the Issuing Entity

S-10

Optional Purchase

S-10

Auction of Issuing Entity Assets

S-10

●

[Swap Agreement]

S-11

●

Trust Certificateholder

S-11

●

Tax Considerations

S-11

●

ERISA Considerations

S-11

●

Ratings of the Notes

S-12

●

[Listing Information]

S-12

●

Risk Factors

S-12

Risk Factors

S-13

●

The Notes Are Not Suitable

Investments For All Investors

S-13

●

Subordination Of The Class B Notes

And Sequential Payment Of The

Notes Result In A Greater Risk Of

Loss

S-13

●

Investors In The Class B Notes Bear

Greater Risk Of Loss Because The

Priority Of Payment Of Interest And

The Timing Of Principal Payments

On The Class B Notes May Change

Due To The Variability Of Cashflows

S-13

●

Certain Credit And Liquidity

Enhancement Features Are Limited

And If They Are Depleted, There

May Be Shortfalls In Distributions

To Noteholders

S-13

●

The Characteristics Of The Trust

Student Loans May Change

S-14

●

Because The Initial Principal Balance

Of The Notes Exceeds The Balance

Of Certain Of The Issuing Entity

Assets, You May Be Adversely

Affected By A High Rate Of

Prepayments

S-14

●

Your Notes May Have A Degree Of

Basis Risk, Which Could

Compromise The Issuing Entity’s

Ability To Pay Principal And Interest

On Your Notes

S-14

●

The Issuing Entity May Be Affected

By Delayed Payments From

Borrowers Called To Active Military

Service

S-15

Defined Terms

S-16

Formation of the Issuing Entity

S-16

●

The Issuing Entity

S-16

●

Eligible Lender Trustee

S-17

●

Owner Trustee

S-18

●

Indenture Trustee

S-18

Use of Proceeds

S-19

The Trust Student Loan Pool

S-19

●

General

S-19

●

Eligible Trust Student Loans

S-19

●

Certain Expenses

S-20

●

Characteristics of the Trust Student

Loans

S-20

●

Insurance of Trust Student Loans;

Guarantors of Trust Student Loans

S-20

●

Cure Period for Trust Student Loans

S-21

●

Consolidation of Federal Benefit

Billings and Receipts and Guarantor

Claims with Other Issuing Entities

S-22

●

Exceptional Performance

Designation

S-23

●

Third-Party Originators of FFELP

Loans

S-23

Recent Developments

S-23

Description of the Notes

S-24

●

General

S-24

●

The Notes

S-24

●

Consolidation Loan Add-On Period

S-26

●

Servicing Compensation

S-27

●

Distributions

S-27

●

Distributions Following an Event of

Default and Acceleration of the

Maturity of the Notes

S-28

●

Voting Rights and Remedies;

Insolvency Events

S-29

●

Credit Enhancement

S-29

●

[Interest Rate Swap Agreement]

S-31

●

Administration Fee

S-31

●

Determination of Indices

S-31

●

Notice of Interest Rates

S-31

●

Trust Accounts

S-31

●

Issuing Entity Fees

S-31

●

Optional Purchase

S-32

●

Auction of Issuing Entity Assets

S-32

Static Pools

S-33

Prepayments, Extensions, Weighted

Average Lives and Expected Maturities of

the Notes

S-34

U.S. Federal Income Tax Consequences

S-35

ERISA Considerations

S-35

Accounting Considerations

S-36

Reports to Noteholders

S-36

Underwriting

S-36

[Notice To Canadian Residents]

S-37

●

[Resale Restrictions

S-37

●

Representations of Purchasers

S-37

●

Rights of Action – Ontario

Purchasers Only

S-37

●

Enforcement of Legal Rights

S-37

●

Taxation and Eligibility for Investment

S-38

[Listing Information]

S-38

Legal Proceedings

S-38

Ratings of the Notes

S-38

Legal Matters

S-38

Glossary for Prospectus Supplement

S-40

Annex A:  Characteristics of the Trust

Student Loan Pool

A-1

Exhibit I:  Prepayments, Extensions,

Weighted Average Lives and Expected

Maturities of the Notes

I-1

Summary of Prospectus

6

Risk Factors

16

Formation of the Issuing Entities

33

Use of Proceeds

34

The Depositor

34

The Sponsor, Seller, Servicer and

Administrator

36

The Student Loan Pools

37

Wells Fargo’s Student Loan Financing

Business

39

Transfer and Servicing Agreements

41

Servicing and Administration

45

Trading Information

55

Description of the Notes

56

Additional Information Regarding the Notes

61

Certain Legal Aspects of the Student Loans

94

U.S. Federal Income Tax Consequences

96

European Union Directive on the Taxation of

Savings Income

105

State Tax Consequences

105

ERISA Considerations

105

Available Information

108

Reports to Noteholders

108

Incorporation of Documents by Reference

108

The Plan of Distribution

109

Legal Matters

110

Appendix A: Federal Family Education Loan

Program

A-1

Appendix B: Global Clearance, Settlement and

Tax Documentation Procedures

B-1

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT
AND THE ACCOMPANYING BASE PROSPECTUS

Information is provided to you about the notes in two separate documents that progressively provide more detail:

•

the accompanying base prospectus, which provides general information, some of which may not apply to your notes; and

•

this prospectus supplement, which incorporates and includes the appendices, and describes the specific terms of your notes.

Cross-references are included in this prospectus supplement and the accompanying base prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying base prospectus provide the pages on which these captions are located.

_______________

NOTICE TO INVESTORS

[European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), it has not made and will not make an offer of offered certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the offered certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of offered certificates to the public in that Relevant Member State at any time:

(a)

to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)

to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(c)

in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of offered certificates to the public” in relation to any offered certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the offered certificates to be offered so as to enable an investor to decide to purchase or subscribe the offered certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.]

[United Kingdom

Each underwriter has represented and agreed that:

(a)

it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of the offered certificates in circumstances in which Section 21(1) of the FSMA does not apply to the trust; and

(b)

it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the offered certificates in, from or otherwise involving the United Kingdom.]

[Notice to United Kingdom Investors

The distribution of this prospectus supplement and the accompanying base prospectus, if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) (“high net worth companies, unincorporated associations, etc.”) or 19 (Investment Professionals) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the “Relevant Persons”).  This prospectus supplement and the accompanying base prospectus must not be acted on or relied on by persons who are not Relevant Persons.  Any investment or investment activity to which this prospectus supplement and the accompanying prospectus relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the offered certificates and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.]

_______________

[IRISH STOCK EXCHANGE INFORMATION

In connection with the proposed listing of the notes on the Official List of The Irish Stock Exchange Limited, the depositor accepts responsibility for the information contained in this prospectus supplement and the accompanying base prospectus.  To the best of the depositor’s knowledge and belief, having taken all reasonable care to ensure that such is the case, the information contained in this prospectus supplement and the accompanying base prospectus is in accordance with the facts and does not omit anything likely to affect the import of such information.

Reference in this prospectus supplement and the accompanying base prospectus to any website addresses set forth in this prospectus supplement and the accompanying base prospectus will not be deemed to constitute a part of this prospectus supplement and the accompanying base prospectus filed with the Irish Stock Exchange Limited in connection with the listing of the notes.]

FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying base prospectus contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended.  Such forward-looking statements, together with related qualifying language and assumptions, are found in the material, including each of the tables, set forth under “Risk Factors,” “Prepayments, Extensions, Weighted Average Lives and Expected Maturities of the Notes,” in this prospectus supplement and in Exhibit I, “Prepayments, Extensions, Weighted Average Lives and Expected Maturities of the Note,” which is hereby incorporated into this prospectus supplement.  Forward-looking statements are also found elsewhere in this prospectus supplement and the accompanying base prospectus, and may be identified by, among other things, accompanying language including the words “expects,” “intends,” “anticipates,” “estimates” or analogous expressions, or by qualifying language or assumptions. Such statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results or performance to differ materially from such forward-looking statements.  Such risks, uncertainties and other factors include, among others, general economic and business conditions, competition, changes in political, social and economic conditions, regulatory initiatives and compliance with government regulations, customer preference and various other matters, many of which are beyond the depositor’s control.  These forward-looking statements speak only as of the date of this prospectus supplement.  The depositor expressly disclaims any obligation or undertaking to disseminate any updates or revisions to such forward-looking statements to reflect any change in the depositor’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

SUMMARY OF PARTIES TO THE TRANSACTION

This chart provides only a simplified overview of the relations between the principal parties to the transaction.  Refer to this prospectus supplement for a further description.

Affiliations, Certain Relationships and Related Transactions

•

The depositor is a wholly-owned, special-purpose subsidiary of the sponsor; and

•

The sponsor, seller, servicer, administrator and paying agent are the same entity, which is a subsidiary of Wells Fargo & Company.

There are no business relationships, agreements, arrangements, transactions or understandings entered into outside the ordinary course of business or on terms other than those that would be obtained in an arm’s length transaction with an unrelated third party that are material to noteholders other than as described in this prospectus supplement and the accompanying base prospectus between or among the sponsor and the issuing entity and any other principal party.

PAYMENT FLOWS AND DELIVERIES

SUMMARY OF TERMS

This summary highlights selected information about the offered notes.  It does not contain all of the information that you might find important in making your investment decision.  It provides only an overview to aid your understanding and is qualified by the full description of the information contained in this prospectus supplement and the accompanying base prospectus.  You should read the full description of this information appearing elsewhere in this document and in the accompanying base prospectus to understand all of the terms of the offering of the offered notes.

ISSUING ENTITY

Wells Fargo Student Loan Trust 20__-_, which is a Delaware statutory trust.  It was formed on __________, 20__, under a trust agreement dated as of __________, 20__.  Its principal address is in care of the owner trustee, at __________________________.

DEPOSITOR

Wells Fargo Student Loans Receivables I, LLC, which is a Delaware limited liability company.  Its principal address is 301 East 58th Street, Sioux Falls, South Dakota 57104.

SPONSOR, SELLER, SERVICER, ADMINISTRATOR AND PAYING AGENT

Wells Fargo Bank, N.A., which is a national banking association.  Wells Fargo Bank, N.A. is an affiliate of the depositor.

The address of the principal executive offices of Wells Fargo Bank, N.A. is 420 Montgomery Street, San Francisco, California 94163.  The mailing address for Wells Fargo Bank, N.A. in its capacity as sponsor, seller and servicer is 301 East 58th Street, Sioux Falls, South Dakota 57104.  The mailing address for Wells Fargo Bank, N.A. in its capacity as administrator and paying agent is Sixth and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services/Structured Products Group.

INDENTURE TRUSTEE

____________________, which is a ____________________.  Its principal corporate trust address is __________________________.

Under the indenture, _____________________ will act as indenture trustee for the benefit of and to protect the interests of the noteholders.

ELIGIBLE LENDER TRUSTEE

____________________, which is a ____________________.  It is the initial eligible lender trustee and will hold legal title to the assets of the issuing entity.  Its principal address is __________________________.

OWNER TRUSTEE

__________________________, which is a __________________________.  The owner trustee will act in the capacities required under the Delaware Statutory Trust Act.  Its principal Delaware address is __________________________.

THE NOTES

The issuing entity will issue the notes under an indenture to be dated as of the closing date.  The issuing entity is offering the following classes of notes in the original principal amounts set forth in the table on the front cover of this prospectus supplement, which are debt obligations of the issuing entity:

Class A Notes:

•

Class A-1 Student Loan-Backed Notes;

•

Class A-2 Student Loan-Backed Notes;

•

Class A-3 Student Loan-Backed Notes;

•

Class A-4 Student Loan-Backed Notes; and

•

Class A-5 Student Loan-Backed Notes.

Class B Notes:

•

Class B-1 Student Loan-Backed Notes; and

•

Class B-2 Student Loan-Backed Notes.

We sometimes refer to:

•

the class A-1 notes through the class A-5 notes as the class A notes;

•

the class B-1 notes and the class B-2 notes as the class B notes; and

•

the class A notes and the class B notes as the notes.

DATES

The closing date for this offering will be __________, 20__.

The information about the trust student loans in this prospectus supplement is calculated and presented as of __________, 20__.  We refer to this date as the statistical cutoff date.

The issuing entity will be entitled to receive all collections and proceeds on the trust student loans on or after the [closing date].

A distribution date for each class of notes is the __th of each ________, ________, ________ and ________, beginning in ________ 20__.  If any __________, __________, __________ or __________ is not a business day, the distribution date will be the next business day.

In months with a distribution date, the monthly servicing payment date is the same as the distribution date.  In other months, the monthly servicing payment date is the __th day of the month, or if the __th day of the month is not a business day, the next business day.

Interest and principal will be payable to holders of record as of the close of business on the record date, which is the day before the related distribution date.

INFORMATION ABOUT THE TRUST STUDENT LOANS

From the closing date through __________, 20__ [not more than one year from the closing date], which we refer to as the consolidation loan add-on period, certain trust student loans may be supplemented by add-on consolidation loans. The Higher Education Act permits borrowers to add additional student loans to a consolidation loan during the 180-day period following origination of the consolidation loan. Add-on consolidation loans require additional disbursements by the issuing entity, pursuant to which additional eligible education loans that were not originally included in a borrower’s consolidation loan are added to an existing trust student loan by repaying in full the eligible education loan to the lender then holding that loan, thereby increasing the principal balance of the related trust student loan. Only amounts on deposit in the add-on consolidation loan account may be used by the issuing entity to fund such add-on consolidation loans.

INFORMATION ABOUT THE NOTES

The Notes

Interest Payments.  Interest will accrue generally on the outstanding principal balance of each class of the notes during three-month accrual periods and will be paid on each distribution date.

Generally, each accrual period for the notes begins on a distribution date and ends on the day before the next distribution date.  The first accrual period for the notes, however, will begin on the closing date and end on __________, 20__, the day before the first distribution date.

Each class of notes will bear interest at a rate equal to the sum of three-month LIBOR (except for the first accrual period), and the applicable spread listed in the table on the front cover of this prospectus supplement.

[LIBOR for the first accrual period will be determined by the following formula:

x + [__ / __ * (y-x)]

where:

x =  _____-month LIBOR, and

y =  _____-month LIBOR]

[LIBOR for the first accrual period will be [__]%]

The administrator will determine LIBOR as specified under “Additional Information Regarding the Notes—Determination of Indices—LIBOR” in the accompanying base prospectus.  The administrator will calculate interest on the notes based on the actual number of days elapsed in each accrual period divided by 360.

Principal Payments.  Principal will be payable on each distribution date in an amount generally equal to:

•

the principal distribution amount for that distribution date, plus

•

any shortfall in the payment of principal as of the preceding distribution date.

Priority of Principal Payments.  We will apply principal sequentially on each distribution date as follows:

•

first, the class A noteholders’ principal distribution amount, sequentially, to the class A-1 notes through class A-5 notes, in that order, until their respective principal balances are reduced to zero; and

•

second, on each distribution date on and after the stepdown date, and provided that no trigger event is in effect on such distribution date, the class B noteholders’ principal distribution amount, sequentially, to the class B-1 notes and class B-2 notes, in that order, until their respective principal balances are reduced to zero.

Until the stepdown date, the class B notes will not be entitled to any payments of principal. On each distribution date on and after the stepdown date, provided that no trigger event is in effect, the class B notes will be entitled to their pro rata share of principal, subject to the existence of sufficient available funds.

The stepdown date will be the earlier of:

•

the ________ 20__ distribution date, or

•

the first date on which no class A notes remain outstanding.

The class A noteholders’ principal distribution amount is equal to the principal distribution amount times the class A percentage, which is equal to 100% minus the class B percentage. The class B noteholders’ principal distribution amount is equal to the principal distribution amount times the class B percentage.

The class B percentage is zero (i) for each distribution date occurring prior to the stepdown date and (ii) for each other distribution date when a trigger event is in effect.  On each other distribution date, it is the percentage obtained by dividing:

•

the aggregate principal balance of the class B notes, by

•

the aggregate principal balance of all outstanding notes determined immediately prior to that distribution date.

A trigger event will be in effect on any distribution date if the outstanding aggregate principal balance of the notes, after giving effect to distributions to be made on that distribution date, would exceed the adjusted pool balance for that distribution date.

See “Description of the Notes—Distributions” in this prospectus supplement for a more detailed description of principal payments.  See also “Description of the Notes—Distributions Following an Event of Default and Acceleration of the Maturity of the Notes” in this prospectus supplement for a description of the cashflows on each distribution date following the occurrence of an event of default and an acceleration of the maturity of the notes.

Maturity Dates.  Each class of notes will mature no later than the date set forth for that class in the table on the front cover of this prospectus supplement.

The actual maturity of any class of notes could occur earlier if, for example,

•

there are prepayments on the trust student loans;

•

the servicer exercises its option to purchase all remaining trust student loans, which will not occur until the first distribution date on which the pool balance is 10% or less of the initial pool balance; or

•

the indenture trustee auctions all remaining trust student loans, which absent an event of default under the indenture, will not occur until the first distribution date on which the pool balance is 10% or less of the initial pool balance.

The initial pool balance is equal to the sum of: (i) the pool balance as of the closing date and (ii) all amounts deposited into the add-on consolidation loan account on the closing date.

Prepayments, Extensions, Weighted Average Lives and Expected Maturities of the Notes.  The projected weighted average life, expected maturity date and percentages of remaining principal balance of each class of notes under various assumed prepayment scenarios may be found in Exhibit I, “Prepayments, Extensions, Weighted Average Lives and Expected Maturities of the Notes,” which is hereby incorporated into this prospectus supplement.

Subordination of the Class B Notes.  Payments of interest on the class B notes will be subordinate to the payments of interest on the class A notes.  In general, payments of principal on the class B notes will be subordinate to the payment of both interest and principal on the class A notes.  See “Description of the Notes—The Notes—The Class B Notes—Subordination of the Class B Notes” in this prospectus supplement.

Denominations.  The notes will be available for purchase in minimum denominations of $100,000 and additional increments of $1,000.  The notes will be available only in book-entry form through The Depository Trust Company, Clearstream, Luxembourg and the Euroclear System.  You will not receive a certificate representing your notes except in very limited circumstances.

Security for the Notes.  The notes will be secured by the assets of the issuing entity, primarily the trust student loans.

[Prefunding Period.  Description of prefunding period - if applicable, each prospectus supplement will provide the information required by Item 1103(a)(5) of Regulation AB with respect to any prefunding period.]

[Revolving Period.  Description of revolving period - if applicable, each prospectus supplement will provide the information required by Item 1103(a)(5) of Regulation AB with respect to any revolving period and will also include the maximum amount of additional assets that may be acquired during the revolving period pursuant to Item 1111(g)(3) of Regulation AB and the percentage of the pool represented by the amount of additional assets acquired during the revolving period pursuant to Item 1111(g)(4) of Regulation AB.]

[Supplemental Purchase Period.  If applicable, each prospectus supplement will describe any supplemental purchase period.]

ADMINISTRATOR

Wells Fargo Bank, N.A. will act as the administrator of the issuing entity under an administration agreement to be dated as of the closing date.  Wells Fargo Bank, N.A. is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company.  Subject to certain conditions, Wells Fargo Bank, N.A. may transfer its obligations as administrator to an affiliate.  See “Servicing and Administration—Administration Agreement” in the accompanying base prospectus.

[IRISH LISTING AGENT AND PAYING AGENT]

[____________________ will act as the Irish listing agent and ____________________ will act as the paying agent in Ireland for the notes.  The depositor will at all times maintain an Irish paying agent with a specific office in Dublin, Ireland.  The Irish paying agent will make no representations as to the validity or sufficiency of the notes, the trust student loans, this prospectus supplement, the accompanying base prospectus or other related documents.]

INFORMATION ABOUT THE ISSUING ENTITY

Formation of the Issuing Entity

The issuing entity is a Delaware statutory trust.

The only activities of the issuing entity are acquiring, owning and managing the trust student loans and the other assets of the issuing entity, issuing and making payments on the notes, entering into the interest rate cap agreement, if any, and other related activities. See “Formation of the Issuing Entity—The Issuing Entity” in this prospectus supplement.

The depositor is Wells Fargo Student Loans Receivables I, LLC.  The depositor is a Delaware limited liability company and a subsidiary of Wells Fargo Bank, N.A.

The depositor will acquire the trust student loans from Wells Fargo Bank, N.A. under the purchase agreement and will subsequently sell them to the issuing entity on the closing date under the sale agreement.  The sale agreement and the purchase agreement will each be dated as of the closing date.

____________________, as interim eligible lender trustee, will hold legal title to the student loans for the depositor under an interim trust agreement.

Its Assets

The assets of the issuing entity will include:

•

the trust student loans;

•

collections and other payments on the trust student loans; and

•

funds it will hold from time to time in its trust accounts, including a collection account, a reserve account, an add-on consolidation loan account, a capitalized interest account, [a prefunding account] and a floor income rebate account.

The rest of this section describes the trust student loans and trust accounts more fully.

●

Trust Student Loans.  The trust student loans (including the trust student loans and any add-on consolidation loans) are education loans to students and parents of students made under the Federal Family Education Loan Program, known as the FFELP. All of the trust student loans will be consolidation loans.  See “Appendix A—Federal Family Education Loan Program” in the accompanying base prospectus.

Consolidation loans are used to combine a borrower’s obligations under various federally authorized student loan programs into a single loan.

The trust student loans have been selected from the student loans owned by Wells Fargo Bank, N.A. based on the criteria established by the depositor, as described in this prospectus supplement and the accompanying base prospectus.

As of the statistical cutoff date, the trust student loans had a pool balance of approximately $____________________.

As of the statistical cutoff date, the weighted average annual borrower interest rate of the trust student loans was approximately ____% and their weighted average remaining term to scheduled maturity was approximately ___ months.

For more details concerning the trust student loans, see “Annex A—Characteristics of the Trust Student Loan Pool,” which is hereby incorporated into this prospectus supplement.

●

Significant Guarantor.  The guarantee agencies described in this prospectus supplement guarantee all of the trust student loans.  ____________________, which guarantees approximately ____% of the trust student loans by principal balance, is the only guarantor that guarantees more than 10% of the trust student loans.  See “The Trust Student Loan Pool—Insurance of Trust Student Loans; Guarantors of Trust Student Loans” in this prospectus supplement.  The trust student loans are also reinsured by the United States Department of Education.

●

Add-on Consolidation Loans.  From time to time during the consolidation loan add-on period, the issuing entity may fund add-on consolidation loans to the extent that the issuing entity has sufficient funds on deposit in the add-on consolidation loan account.

Amounts withdrawn from the add-on consolidation loan account will be remitted, as applicable, by the servicer or the indenture trustee to the applicable lender in repayment of the related student loan, the principal amount of which (including accrued and unpaid interest, if any,) will be added to the related existing trust student loan.

●

Collection Account.  The administrator will establish and maintain the collection account as an asset of the issuing entity in the name of the indenture trustee. The issuing entity will make an initial deposit from the net proceeds of the sale of the notes into the collection account on the closing date. The deposit will be in cash or eligible investments equal to $__________ plus the excess, if any, of the pool balance as of the statistical cutoff date over the pool balance as of the closing date.  See “Servicing and Administration—Accounts” in the accompanying base prospectus for a more complete description of eligible investments.

The administrator will deposit collections on the trust student loans, interest subsidy payments, special allowance payments and certain other funds into the collection account, all as described in this prospectus supplement and the accompanying base prospectus.

●

Add-on Consolidation Loan Account.  On the closing date, the administrator will establish and maintain the add-on consolidation loan account as an asset of the issuing entity in the name of the indenture trustee. The issuing entity will make a deposit in cash or eligible investments from the net proceeds of the sale of the notes equal to $__________ into the add-on consolidation loan account on the closing date. Amounts on deposit in the add-on consolidation loan account will not be replenished.  Funds in the add-on consolidation loan account will be used to fund add-on consolidation loans from time to time during the consolidation loan add-on period.

All add-on consolidation loans will be added to the issuing entity at a price equal to 100% of the outstanding principal balance of each add-on consolidation loan, plus accrued and unpaid interest, if any.

Any amounts remaining on deposit in the add-on consolidation loan account at the end of the consolidation loan add-on period will be transferred to the collection account on the business day immediately following the end of that period and will be included as a part of available funds on the immediately following distribution date.

●

Reserve Account.  The administrator will establish and maintain a reserve account as an asset of the issuing entity in the name of the indenture trustee. The issuing entity will make an initial deposit from the net proceeds from the sale of the notes into the reserve account on the closing date. The deposit will be in cash or eligible investments equal to $__________.

Funds in the reserve account may be replenished on each distribution date by additional funds available after all prior required distributions have been made. See “Description of the Notes—Distributions” in this prospectus supplement.

Amounts remaining in the reserve account on any distribution date in excess of the specified reserve account balance, after payments described below, will be deposited into the collection account for distribution on that distribution date.

The specified reserve account balance is the amount required to be maintained in the reserve account. The specified reserve account balance for any distribution date will be equal to the greater of:

•

____% of the sum of the pool balance and the amount, if any, on deposit in the add-on consolidation loan account (excluding any amounts in such account that will become available funds on the next distribution date), each as of the end of the related collection period; and

•

$__________.

A collection period is the three-month period ending on the last day of ________, ________, ________ and ________, in each case for the distribution date in the following month.  However, the first collection period will be the period from the closing date through __________, 20__.

The specified reserve account balance will be subject to adjustment as described in this prospectus supplement. In no event will it exceed the outstanding balance of the notes.

The reserve account will be available on each distribution date and each monthly servicing payment date to cover any shortfalls in payments of primary servicing and administration fees, the class A noteholders’ interest distribution amount and the class B noteholders’ interest distribution amount.

In addition, the reserve account will be available:

•

on the related maturity date for each class of class A notes and upon termination of the issuing entity, to cover shortfalls in payments of the class A noteholders’ principal and accrued interest to the related class of notes; and

•

on the class B maturity date and upon termination of the issuing entity, to pay the class B noteholders the unpaid principal balance on the class B notes and accrued interest and any carryover servicing fees.

If the amount on deposit in the reserve account on any distribution date is sufficient to pay the remaining principal balance, interest accrued on the notes and any carryover servicing fees, amounts on deposit in that account will be so applied on that distribution date.

The reserve account enhances the likelihood of payment to noteholders.  In certain circumstances, however, the reserve account could be depleted.  This depletion could result in shortfalls in distributions to noteholders.  See “Description of the Notes—Credit Enhancement—Reserve Account” in this prospectus supplement.

●

Capitalized Interest Account.  The administrator will establish and maintain a capitalized interest account as an asset of the issuing entity in the name of the indenture trustee. The issuing entity will make an initial deposit from the net proceeds of the sale of the notes into the capitalized interest account on the closing date. The deposit will be in cash or eligible investments equal to $__________.

Funds in the capitalized interest account will be available to cover shortfalls in payments of primary servicing and administration fees, the class A noteholders’ interest distribution amount and the class B noteholders’ interest distribution amount after application of funds available in the collection account at the end of the related collection period but before application of the reserve account.

Funds in the capitalized interest account will not be replenished.

All remaining funds on deposit in the capitalized interest account on the ________ 20__ distribution date will be transferred to the collection account and included in available funds on that distribution date.

The capitalized interest account further enhances the likelihood of timely interest payments to noteholders through the __________ 20__ distribution date.

●

Floor Income Rebate Account.  The administrator will establish and maintain a floor income rebate account as an asset of the issuing entity in the name of the indenture trustee.  On or before each monthly servicing payment date, the administrator will instruct the indenture trustee to transfer from the collection account to the floor income rebate account the monthly accrual of interest paid by borrowers on trust student loans originated on or after __________, 20__ that exceeds the special allowance support levels applicable to such trust student loans, which we refer to in this prospectus supplement as “floor income.”  These deposited amounts will be used to offset the amount of floor income, if any, that is expected to be netted by the Department of Education against the interest subsidy payments and/or special allowance payments otherwise due to the issuing entity for that collection period.  At the end of the next succeeding collection period all sums deposited into the floor income rebate account during the previous collection period will be withdrawn on the related distribution date and become part of available funds on such date.

●

[Prefunding Account.  The administrator will establish and maintain a prefunding account as an asset of the issuing entity in the name of the indenture trustee.  The issuing entity will make an initial deposit from the net proceeds of the sale of the notes into the prefunding account on the closing date. The deposit will be in cash or eligible investments equal to $__________.]

[If a prefunding account is applicable, add a description of the permitted uses of any funds in the prefunding account, the conditions for their application and the length of time during which additional student loans may be purchased with amounts on deposit in the prefunding account.]

ADMINISTRATION OF THE ISSUING ENTITY

Distributions

Wells Fargo Bank, N.A., as administrator, will instruct [the indenture trustee to withdraw funds] on deposit in the collection account, floor income rebate account and, to the extent required, the reserve account and the capitalized interest account on each monthly servicing payment date and/or distribution date, as applicable.  Available funds will be applied on each applicable distribution date generally as shown in the charts on page S-8 of this prospectus supplement.   Funds on deposit in the collection account and, to the extent required, the reserve account and the capitalized interest account, will be applied monthly to the payment of the primary servicing fee.

See “Description of the Notes—Distributions” in this prospectus supplement for a more detailed description of distributions.

DISTRIBUTION DATE CASHFLOWS

COLLECTION ACCOUNT

Transfer of the Assets to the Issuing Entity

Under a sale agreement, the depositor will sell the trust student loans to the issuing entity.  The eligible lender trustee will hold legal title to the trust student loans on behalf of the issuing entity.

If the depositor breaches a representation under the sale agreement regarding a trust student loan, generally the depositor will have to cure the breach, repurchase or replace that trust student loan or reimburse the issuing entity for losses resulting from the breach.

The seller will have similar obligations under the purchase agreement. See “Transfer and Servicing Agreements—Purchase of Student Loans by the Depositor; Representations and Warranties of the Seller” in the accompanying base prospectus.

Servicing of the Assets

Under a servicing agreement, Wells Fargo Bank, N.A., as servicer, will be responsible for servicing, maintaining custody of and making collections on the trust student loans. It will also bill and collect payments from the guarantee agencies and the Department of Education.  See “Servicing and Administration—Servicing Procedures” and “—Administration Agreement” in the accompanying base prospectus. Under some circumstances, the servicer may transfer its obligations as servicer. See “Servicing and Administration— Matters Regarding the Servicer” in the accompanying base prospectus.

If the servicer breaches a covenant under the servicing agreement regarding a trust student loan, generally it will have to cure the breach, purchase that trust student loan or reimburse the issuing entity for losses resulting from the breach.  See “The Trust Student Loan Pool—Insurance of Trust Student Loans; Guarantors of Trust Student Loans” in this prospectus supplement.

For the period from __________, 20__ through __________, 20__, the servicer was awarded the “exceptional performance” designation by the United States Department of Education.  So long as the servicer’s exceptional performance designation remains in effect (or is not revoked), federally reinsured student loans serviced by the servicer for at least 270 days before the date of default, including the trust student loans, will be eligible to receive at least 99% reimbursement on any default claim properly submitted for payment.  See “The Trust Student Loan Pool—Exceptional Performance Designation” in this prospectus supplement.  A bill has been passed by the U.S. House of Representatives entitled the “College Student Relief Act of 2007” (H.R. 5), which, among other things, eliminates the exceptional performance designation and the higher reimbursement percentage, effective July 1, 2007.  At this time, passage of this bill by the U.S. Senate and its enactment into law are uncertain.  For a further discussion of this legislation, see “Recent Developments” in this prospectus supplement and “Appendix A—Federal Family Education Loan Program—Recent Developments” in the accompanying base prospectus.

Compensation of the Servicer

The servicer will receive two separate fees: a primary servicing fee and a carryover servicing fee.

The primary servicing fee for any month is equal to 1/12 of an amount not to exceed ____% of the outstanding principal amount of the trust student loans.

The primary servicing fee will be payable in arrears out of available funds and amounts on deposit in the collection account, the capitalized interest account and the reserve account on each monthly servicing payment date or distribution date, as applicable, beginning in ________ 20__. The fee paid in each month is calculated based upon the outstanding principal amount of the trust student loans as of the first day of the preceding calendar month. Primary servicing fees due and payable to the servicer will include amounts from any prior distribution dates that remain unpaid.

The carryover servicing fee will be payable to the servicer on each distribution date out of available funds.

The carryover servicing fee is the sum of:

●

the amount of specified increases in the costs incurred by the servicer;

●

the amount of specified conversion, transfer and removal fees;

●

any amounts described in the first two bullets that remain unpaid from prior distribution dates; and

●

interest on any unpaid amounts.

See “Description of the Notes—Servicing Compensation” in this prospectus supplement.

TERMINATION OF THE ISSUING ENTITY

The issuing entity will terminate upon:

●

the maturity or other liquidation of the last trust student loan and the disposition of any amount received upon its liquidation; and

●

the payment of all amounts required to be paid to the noteholders.

See “The Student Loan Pools—Termination” in the accompanying base prospectus.

Optional Purchase

The servicer or such other entity to whom the servicer has transferred its optional purchase right may purchase or arrange for the purchase of all remaining trust student loans on any distribution date on or after the first distribution date on which the pool balance is 10% or less of the initial pool balance.

The exercise of this purchase option will result in the early retirement of the remaining notes. The purchase price will equal the amount required to prepay in full, including all accrued and unpaid interest, the remaining trust student loans as of the end of the preceding collection period, but not less than a prescribed minimum purchase amount.

This prescribed minimum purchase amount is the amount that would be sufficient to:

●

pay to noteholders the interest payable on the related distribution date; and

●

reduce the outstanding principal amount of each class of notes then outstanding on the related distribution date to zero.

However, for so long as the purchasing party is subject to regulation by the OCC, the FDIC, the Federal Reserve or the OTS, the purchasing party may exercise its purchase option only if the aggregate fair market value of the remaining trust student loans is greater than or equal to the purchase amount described in the preceding sentence.

See “The Student Loan Pools—Termination” in the accompanying base prospectus.

Auction of Issuing Entity Assets

The indenture trustee will offer for sale all remaining trust student loans at the end of the first collection period when the pool balance is 10% or less of the initial pool balance.

The issuing entity auction date will be the third business day before the related distribution date. An auction will be consummated only if the servicer or such other entity to whom the servicer has transferred its optional purchase right has first waived its optional purchase right to purchase all of the remaining trust student loans as described above. The servicer or such other entity to whom the servicer has transferred its optional purchase right will waive its option to purchase all of the remaining trust student loans if it fails to notify the eligible lender trustee and the indenture trustee, in writing, that it intends to exercise its purchase option before the indenture trustee accepts a bid to purchase the trust student loans. The depositor and its affiliates, including Wells Fargo Bank, N.A., and unrelated third parties may offer bids to purchase the trust student loans. The depositor or any affiliate may not submit a bid representing greater than fair market value of the trust student loans.

If at least two bids are received, the indenture trustee will solicit and re-solicit new bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit bids. The indenture trustee will accept the highest of the remaining bids if it equals or exceeds the higher of:

●

the minimum purchase amount described under “—Optional Purchase” above (plus any amounts owed to the servicer as carryover servicing fees); or

●

the fair market value of the trust student loans as of the end of the related collection period.

If at least two bids are not received or the highest bid after the re-solicitation process does not equal or exceed that amount, the indenture trustee will not complete the sale. The indenture trustee may, and at the direction of the depositor will be required to, consult with a financial advisor, including an underwriter of the notes or the administrator, to determine if the fair market value of the trust student loans has been offered.  See “The Student Loan Pools—Termination” in the accompanying base prospectus.

The net proceeds of any auction sale will be used to retire any outstanding notes on the related distribution date.

If the sale is not completed, the indenture trustee may, but will not be under any obligation to, solicit bids for sale of the trust student loans after future collection periods upon terms similar to those described above, including the waiver by the servicer or such other entity to whom the servicer has transferred its optional purchase right of its option to purchase all of the remaining trust student loans. The indenture trustee may or may not succeed in soliciting acceptable bids for the trust student loans either on the issuing entity auction date or subsequently.

If the trust student loans are not sold as described above, on each subsequent distribution date, if the amount on deposit in the reserve account after giving effect to all withdrawals, except withdrawals payable to the depositor, exceeds the specified reserve account balance, the administrator will direct the indenture trustee to distribute the amount of the excess as accelerated payments of note principal.

See “The Student Loan Pools—Termination” in the accompanying base prospectus.

[SWAP AGREEMENT]

[Each prospectus supplement will (a) provide the information required by Item 1115(a) of Regulation AB with respect to each external swap counterparty and swap agreement, and (b) provide information required under Item 1115(b) of Regulation AB for each swap counterparty that provides swap agreements with a significance percentage of 10% or more.]

[CREDIT ENHANCEMENT PROVIDERS]

[Each prospectus supplement will identify any credit enhancement providers referenced under Item 1114 of Regulation AB pursuant to Item 1103(a)(3)(ix) of Regulation AB.]

TRUST CERTIFICATEHOLDER

Under the trust agreement, the issuing entity will also issue a trust certificate to the depositor. This trust certificate will represent the ownership of the residual interest in the issuing entity. Under the purchase agreement between the depositor and Wells Fargo Bank, N.A., the depositor will transfer the trust certificate to Wells Fargo Bank, N.A. as a part of the consideration for the sale of the trust student loans being sold to the depositor by Wells Fargo Bank, N.A. under the purchase agreement.  The trust certificate is not being offered by this prospectus supplement.

Distributions on the Trust Certificate.  The trust certificate will not bear interest and will not have a principal balance.  In general, distributions on the trust certificate will be made only after all of the notes have received all amounts due on a distribution date.  See “—Principal Distributions” above and “Description of the Notes—Distributions” in this prospectus supplement.

TAX CONSIDERATIONS

Subject to important considerations described in the accompanying base prospectus:

●

In the opinion of federal tax counsel for the issuing entity, the notes will be characterized as debt for federal income tax purposes.

●

In the opinion of federal tax counsel for the issuing entity, the issuing entity will not be characterized as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes.

See “U.S. Federal Income Tax Consequences” in this prospectus supplement and in the accompanying base prospectus.

ERISA CONSIDERATIONS

Subject to important considerations and conditions described in this prospectus supplement and the accompanying base prospectus, the notes may, in general, be purchased by or on behalf of an employee benefit plan or other retirement arrangement, including an insurance company general account, only if:

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an exemption from the prohibited transaction provisions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended, and Section 4975 of the Internal Revenue Code of 1986, as amended, applies, so that the purchase and holding of the notes will not result in a non-exempt prohibited transaction; and

●

the purchase will not cause a non-exempt violation of any substantially similar federal, state, local or foreign laws.

Each fiduciary who purchases a note will be deemed to represent that an exemption exists and applies to it and that no non-exempt violations of any substantially similar laws will occur.

See “ERISA Considerations” in this prospectus supplement and the accompanying base prospectus for additional information concerning the application of ERISA.

RATINGS OF THE NOTES

The notes are required to be rated as follows:

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Class A notes: Highest rating category from at least two of Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

●

Class B notes: One of the two highest rating categories from at least two of Fitch, Moody’s and S&P.

A rating addresses only the likelihood of the timely payment of stated interest and the payment of principal at final maturity, and does not address the timing or likelihood of principal distributions prior to final maturity with respect to the notes.  See “Ratings of the Notes” in this prospectus supplement.

[LISTING INFORMATION]

[Application will be made to The Irish Stock Exchange Limited for the notes to be admitted to the Official List and to begin trading on its regulated market.  There can be no assurance that such a listing will be obtained. You may consult with the Irish listing agent to determine their status.  You can contact the listing agent at ____________________.]

RISK FACTORS

Some of the factors you should consider before making an investment in the offered notes are described in this prospectus supplement and in the accompanying base prospectus under “Risk Factors.”

RISK FACTORS

You should carefully consider the following risk factors in order to understand the structure and characteristics of the notes and the potential merits and risks of an investment in the notes.  Potential investors must review and be familiar with the following risk factors in deciding whether to purchase any note.  The accompanying base prospectus describes additional risk factors that you should also consider beginning on page 16 of the accompanying base prospectus.  These risk factors could affect your investment in or return on the notes.

The Notes Are Not Suitable Investments For All Investors

The notes are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, and tax consequences of an investment, as well as the interaction of these factors.

Subordination Of The Class B Notes And Sequential Payment Of The Notes Result In A Greater Risk Of Loss

Holders of class B notes (and in particular, the class B-2 notes) and, to a lesser extent, holders of class A notes with higher numerical designations, bear a greater risk of loss than do holders of class A notes with lower numerical designations because:

●

distributions of interest on the class B notes will be subordinate to the payment of interest on the class A notes, and distributions of principal of the class B notes will be subordinate to the payment of both interest and principal on the class A notes;

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no principal will be paid to the class B noteholders until all principal due to the class A noteholders on each distribution date has been paid in full; and

●

no principal will be paid to any class A noteholders until each class of the class A notes having a lower numerical designation has been paid in full.

Investors In The Class B Notes Bear Greater Risk Of Loss Because The Priority Of Payment Of Interest And The Timing Of Principal Payments On The Class B Notes May Change Due To The Variability Of Cashflows

Interest on the class B notes generally will be paid prior to principal on the class A notes. However, if after giving effect to all required distributions of principal and interest on the notes on any distribution date, the outstanding principal balance of the trust student loans, plus accrued but unpaid interest thereon, and amounts then on deposit in the capitalized interest account (after any distributions of interest from that account), in the add-on consolidation loan account and in the reserve account in excess of the specified reserve account balance, would be less than the outstanding principal balance of the class A notes, interest on the class B notes will be subordinated to the payment of principal on the class A notes on that distribution date.

Principal on the class B notes will not begin to be paid until the stepdown date. However, the class B notes will not receive any payments of principal on or after the stepdown date if a trigger event is in effect on any distribution date until the class A notes have been paid in full.

Thus, investors in the class B notes will bear a greater risk of loss than the holders of class A notes. Investors in the class B notes will also bear the risk of any adverse changes in the anticipated yield and weighted average life of their notes resulting from any variability in payments of principal and/or interest on the class B notes.

Certain Credit And Liquidity Enhancement Features Are Limited And If They Are Depleted, There May Be Shortfalls In Distributions To Noteholders

Certain credit and liquidity enhancement features, including the reserve account and the capitalized interest account, are limited in amount.  In addition, the capitalized interest account will not be replenished, is available for a limited duration and will not be extended.  In certain circumstances, if there is a shortfall in available funds, such amounts may be depleted.  This depletion could result in shortfalls and delays in distributions to noteholders.

The Characteristics Of The Trust Student Loans May Change

The statistical information in this prospectus supplement reflects only the characteristics of the trust student loans as of the statistical cutoff date. The trust student loans actually sold to the issuing entity on the closing date will have characteristics that differ somewhat from the characteristics of the trust student loans as of the statistical cutoff date, due to payments received on and other changes in these loans that occur during the period from the statistical cutoff date to the closing date. We do not expect the characteristics of the trust student loans actually sold to the issuing entity on the closing date to differ materially from the characteristics of the trust student loans as of the statistical cutoff date.

However, in making your investment decision, you should assume that the actual characteristics of the trust student loans will vary somewhat from the characteristics of the trust student loans presented in this prospectus supplement as of the statistical cutoff date.

Further, certain characteristics of the final pool of trust student loans may vary from the characteristics of the initial pool of trust student loans described in this prospectus supplement due to the addition of add-on consolidation loans during the consolidation loan add-on period.

Because The Initial Principal Balance Of The Notes Exceeds The Balance Of Certain Of The Issuing Entity Assets, You May Be Adversely Affected By A High Rate Of Prepayments

The sum of the pool balance as of the statistical cutoff date and the initial balance of the add-on consolidation loan account is approximately ____% of the aggregate principal balance of the notes minus the initial balance of the capitalized interest account.   Noteholders must rely primarily on interest payments on the trust student loans and other issuing entity assets, in excess of servicing and administration fees and interest payable on the notes, to reduce the aggregate principal balance of the notes to the pool balance.  The noteholders, especially class B noteholders, could be adversely affected by a high rate of prepayments, which would reduce the amount of interest available for this purpose.  Prepayments may result from borrowers further consolidating their student loans (as tends to occur more frequently in low interest rate environments), from borrower defaults and from voluntary full or partial prepayments, among other things.  In addition, the principal balance of the trust student loans on which interest will be collected will be less than the principal balance of the notes for some period.

Your Notes May Have A Degree Of Basis Risk, Which Could Compromise The Issuing Entity’s Ability To Pay Principal And Interest On Your Notes

There is a degree of basis risk associated with the notes. Therefore, there is a risk that shortfalls might occur because, among other things, while the effective interest rates of the trust student loans adjust on the basis of specified indices, the interest rates of the notes adjust on the basis of a different index.  If a shortfall were to occur, the issuing entity’s ability to pay your principal and/or interest on the notes could be compromised.  See “Annex A—Characteristics of the Trust Student Loan Pool—Composition of the Trust Student Loans as of the Statistical Cutoff Date,” which is hereby incorporated into this prospectus supplement, and which specifies the percentages of trust student loans that adjust based on the three-month commercial paper rate or the 91-day Treasury bill rate, as applicable.

The Issuing Entity May Be Affected By Delayed Payments From Borrowers Called To Active Military Service

The Higher Education Act, the Servicemembers Civil Relief Act and similar state and local laws provide payment relief to borrowers who enter active military service and to borrowers in reserve status who are called to active duty after the origination of their trust student loans. Recent and ongoing military operations by the United States have increased the number of citizens who are in active military service, including persons in reserve status who have been called or may be called to active duty.

The Servicemembers Civil Relief Act also limits the ability of a lender in the FFELP to take legal action against a borrower during the borrower’s period of active duty and, in some cases, during an additional three-month period thereafter.

We do not know how many trust student loans have been or may be affected by the application of these laws.  As a result, there may be unanticipated delays in payment and losses on the trust student loans.

DEFINED TERMS

In later sections, we use a few terms that we define in the Glossary at the end of this prospectus supplement.  These terms appear in bold face on their first use and in initial capital letters in all cases.

FORMATION OF THE ISSUING ENTITY

The Issuing Entity

Wells Fargo Student Loan Trust 20__-_ is a statutory trust formed in accordance with Delaware law on __________, 20__, under a short-form trust agreement dated as of __________, 20__ among the depositor, the owner trustee and the eligible lender trustee.  The short-form trust agreement will be amended on the closing date pursuant to an amended and restated trust agreement to be dated the closing date among the depositor, the eligible lender trustee, the owner trustee and the indenture trustee. We refer to the short-form trust agreement and the amended and restated trust agreement together as the “trust agreement.”

After its formation, the issuing entity will not engage in any activity other than:

•

acquiring, holding and managing the trust student loans and the other assets of the issuing entity and related proceeds;

•

issuing the notes;

•

making payments on them;

•

entering into any interest rate cap agreement at the direction of the administrator from time to time and making the payments required thereunder; and

•

engaging in other activities that are necessary, suitable or convenient to accomplish, or are incidental to, the foregoing.

The net proceeds from the sale of the notes will be used by the eligible lender trustee to make the initial deposits into the reserve account, the capitalized interest account, the add-on consolidation loan account and the collection account, and to purchase, on behalf of the issuing entity, the trust student loans. The issuing entity will purchase the trust student loans from the depositor under a sale agreement to be dated as of the closing date, among the depositor, the issuing entity and the eligible lender trustee. On the closing date, the depositor will use the net proceeds it receives from the sale of the trust student loans to the issuing entity to pay the seller the purchase price for the trust student loans.

With respect to add-on consolidation loans, the servicer, or the indenture trustee at the direction of the servicer, as applicable, will transfer from the add-on consolidation loan account (but only to the extent of available amounts on deposit therein) an amount equal to the principal balance of each add-on consolidation loan plus accrued and unpaid interest, if any, thereon to the applicable lender in repayment of the related student loan, and the principal balance of the related trust student loan will be increased by the same amount.

The property of the issuing entity will consist of:

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the pool of trust student loans, legal title to which is held by the eligible lender trustee on behalf of the issuing entity;

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all funds collected on trust student loans, including any special allowance payments and interest subsidy payments, on or after the applicable cutoff date;

●

all moneys and investments from time to time on deposit in the Trust Accounts;

●

its rights under any interest rate cap agreement entered into from time to time and the related documents;

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its rights under the transfer and servicing agreements, including the right to require Wells Fargo Bank, N.A., the depositor or the servicer to repurchase trust student loans or to substitute student loans under certain conditions; and

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its rights under the guarantee agreements with guarantors.

The sections “Transfer and Servicing Agreements,” “Servicing and Administration” and “Description of the Notes” in the accompanying base prospectus contain descriptions of the material provisions of the transaction documents.

The notes will be secured by the property of the issuing entity. The Trust Accounts will be established and maintained in the name of the indenture trustee for the benefit of the noteholders.  To facilitate servicing and to minimize administrative burden and expense, the servicer will act as custodian of the promissory notes representing the trust student loans and other related documents.

The issuing entity’s principal offices are in _______________, in care of ____________________, as owner trustee, at its address shown below.  The owner trustee’s main phone number at that address is __________.

The capitalization of the issuing entity as of the closing date, upon the issuance and sale of the notes on the closing date, will be equal to the aggregate original principal amounts set forth in the table on the front cover of this prospectus supplement.

Eligible Lender Trustee

____________________ is the eligible lender trustee.  [Add disclosure regarding the eligible lender trustee’s organizational form, the general character of such eligible lender trustee’s business, the prior experience of the eligible lender trustee as an eligible lender trustee for asset-backed securities transactions involving similar pool assets and any other required disclosure.]

Other than the above paragraph, the eligible lender trustee has not participated in the preparation of any other information contained in this prospectus supplement.

The eligible lender trustee will acquire on behalf of the trust legal title to all the trust student loans purchased on the closing date.  The eligible lender trustee, on behalf of the issuing entity, has entered into separate guarantee agreements with the guarantee agencies described in this prospectus supplement with respect to the trust student loans.  The eligible lender trustee qualifies as an eligible lender and the holder of the trust student loans for all purposes under the Higher Education Act and the guarantee agreements.  Failure of the trust student loans to be owned by an eligible lender would result in the loss of guarantor and Department of Education payments on the trust student loans.  See “Appendix A—Federal Family Education Loan Program—Eligible Lenders, Students and Educational Institutions” in the accompanying base prospectus.

The liability of the eligible lender trustee in connection with the issuance and sale of the notes will consist solely of the express obligations specified in the eligible lender trust agreement and sale agreement.  The eligible lender trustee will not be personally liable for any actions or omissions that were not the result of its own bad faith, willful misconduct or negligence.  The eligible lender trustee will be entitled to be indemnified by the administrator (at the direction of the depositor) for any loss, liability or expense (including reasonable attorneys’ fees) incurred by it in connection with the performance of its duties under the indenture and the other transaction documents.  See “Description of the Notes” in this prospectus supplement and “Transfer and Servicing Agreements” in the accompanying base prospectus.  Affiliates of the depositor maintain banking relations with the eligible lender trustee.

The eligible lender trustee may resign at any time. The administrator may also remove the eligible lender trustee if it becomes insolvent or ceases to be eligible to continue as trustee.  In the event of such a resignation or removal, the administrator will appoint a successor. The resignation or removal of the eligible lender trustee and the appointment of a successor will become effective only when a successor accepts its appointment. To the extent expenses incurred in connection with the replacement of the eligible lender trustee are not paid by the eligible lender trustee that is being replaced or by the successor trustee, the depositor will be responsible for the payment of such expenses.

Owner Trustee

____________________ will be the owner trustee under the trust agreement.  [Add disclosure regarding the owner trustee’s organizational form, the general character of such owner trustee’s business, the prior experience of the owner trustee as an owner trustee for asset-backed securities transactions involving similar pool assets and any other required disclosure.]

The owner trustee will act on behalf of the trust certificateholder and represent and exercise the rights and interests of the trust certificateholder under the trust agreement.  Except as specifically delegated to the administrator in the administration agreement, the owner trustee will also execute and deliver all agreements required to be entered into on behalf of the issuing entity.

The liability of the owner trustee in connection with the issuance and sale of the notes will consist solely of the express obligations specified in the trust agreement.  The owner trustee will not be personally liable for any actions or omissions that were not the result of its own bad faith, willful misconduct or negligence.  The owner trustee will be entitled to be indemnified by the administrator (at the direction of the depositor) for any loss, liability or expense (including reasonable attorneys’ fees) incurred by it in connection with the performance of its duties under the trust agreement.  See “Description of the Notes” in this prospectus supplement and “Transfer and Servicing Agreements” in the accompanying base prospectus.  The depositor and its affiliates may maintain banking relations with the owner trustee and/or its affiliates.

The owner trustee may resign at any time. The administrator may also remove the owner trustee if it becomes insolvent or ceases to be eligible to continue as trustee.  In the event of such a resignation or removal, the administrator will appoint a successor. The resignation or removal of the owner trustee and the appointment of a successor will become effective only when a successor accepts its appointment. To the extent expenses incurred in connection with the replacement of the owner trustee are not paid by the owner trustee that is being replaced or by the successor trustee, the depositor will be responsible for the payment of such expenses.

Indenture Trustee

The issuing entity will issue the notes under an indenture to be dated as of the closing date.  Under the indenture, ______________________ will act as indenture trustee.

[Add disclosure regarding the indenture trustee’s organizational form, the general character of such indenture trustee’s business, the prior experience of the indenture trustee as an indenture trustee for asset-backed securities transactions involving similar pool assets and any other required disclosure.]

Affiliates of the depositor may maintain customary banking relations on arm’s-length terms with the indenture trustee.

The indenture trustee will act on behalf of the noteholders and represent their interests in the exercise of their rights under the indenture.

To the extent expenses incurred in connection with the replacement of an indenture trustee are not paid by the indenture trustee that is being replaced, the depositor will be responsible for the payment of such expenses.

The indenture trustee will not be personally liable for any actions or omissions that were not the result of its own bad faith, willful misconduct or negligence.  The indenture trustee will be entitled to be indemnified by the administrator (at the direction of the issuing entity) for any loss, liability or expense (including reasonable attorneys’ fees) incurred by it in connection with the performance of its duties under the indenture and the other transaction documents.  Upon the occurrence of an event of default, and in the event the administrator fails to reimburse the indenture trustee, the indenture trustee will be entitled to receive all such amounts owed from cashflow on the trust student loans prior to any amounts being distributed to the noteholders.

USE OF PROCEEDS

The issuing entity will use the net proceeds from the sale of the notes to make the initial deposits to the collection account, the add-on consolidation loan account, the capitalized interest account and the reserve account and to purchase the trust student loans from the depositor on the closing date under the sale agreement.

The depositor will then use the proceeds paid to the depositor by the issuing entity to pay to Wells Fargo Bank, N.A. the purchase price due to it for the trust student loans purchased by the depositor.

Expenses incurred to establish the issuing entity and issue the notes (other than fees that are due to the underwriters) are payable by the depositor. Expenses to be paid by the depositor are estimated to be $__________.

THE TRUST STUDENT LOAN POOL

General

The eligible lender trustee, on behalf of the issuing entity, will purchase the pool of trust student loans from the depositor on the closing date, and the issuing entity will be entitled to collections on and proceeds of the trust student loans on and after that date.

Eligible Trust Student Loans

The trust student loans were selected from the portfolio of student loans owned by Wells Fargo Bank, N.A. or one of its affiliates by employing several criteria, including requirements that each trust student loan as of the statistical cutoff date:

•

is a consolidation loan made under the FFELP that is guaranteed as to at least (1) 100% with respect to trust student loans with an initial date of disbursement prior to October 1, 1993, (2) 98% with respect to trust student loans with an initial date of disbursement prior to July 1, 2006 and on or after October 1, 1993 or (3) 97% with respect to trust student loans with an initial date of disbursement on or after July 1, 2006, of its principal and interest by a guarantee agency under a guarantee agreement and the guarantee agency is, in turn, reinsured by the Department of Education in accordance with the FFELP;

•

contains terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

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is fully disbursed;

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is not more than 210 days past due;

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does not have a borrower who is noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

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has special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was or will be subject to any prior obligation to sell that loan to a third party.

The addition of any add-on consolidation loans will not be a sale of a new loan to the issuing entity; rather, such addition will merely serve to increase the principal balance of the existing trust student loan and, in the event of a breach of any representation or warranty, Wells Fargo Bank, N.A. will be required to repurchase the entire trust student loan, including the portion attributable to the add-on consolidation loan.

Certain Expenses

Expenses incurred in connection with the acquisition of the trust student loans and the establishment of the issuing entity (including the expenses of accountants, underwriters and rating agencies) are paid by Wells Fargo & Company and/or the depositor.  Such expenses are not paid from proceeds of the sale of the notes.

Characteristics of the Trust Student Loans

The tables contained in Annex A, which is hereby incorporated into this prospectus supplement, provide a description of specified characteristics of the trust student loans as of the statistical cutoff date.  The aggregate outstanding principal balance of the trust student loans in each of the tables in Annex A includes the principal balance due from borrowers plus accrued interest to be capitalized of $__________ as of the statistical cutoff date.

Unless otherwise specified, all information with respect to the trust student loans presented in this prospectus supplement or in Annex A is as the statistical cutoff date.

Following the addition of any add-on consolidation loans, the aggregate characteristics of the final pool of trust student loans may vary from those shown in Annex A for the initial pool of trust student loans.  If the aggregate characteristics of the final pool of trust student loans are materially different from those shown in Annex A, updated information will be provided in the first quarterly servicing report provided by the administrator for the period in which the add-on consolidation period ends.

Certain incentive programs that effectively reduce borrower payments or principal balances and are not required by the Higher Education Act will be applicable to the trust student loans.  For a description of these incentive programs, see “Wells Fargo’s Student Loan Financing Business—Incentive Programs” in the accompanying base prospectus.

Insurance of Trust Student Loans; Guarantors of Trust Student Loans

In general, student loans disbursed prior to October 1, 1993 are 100% guaranteed by the applicable guarantor, and reinsured against default by the Department of Education.  Student loans disbursed on or after October 1, 1993, but before July 1, 2006, are 98% guaranteed by the applicable guarantor, and reinsured against default by the Department of Education.  Student loans disbursed on or after July 1, 2006 are 97% guaranteed by the applicable guarantor, and reinsured against default by the Department of Education.  However, if and so long as the servicer’s “exceptional performance” designation remains in effect, all federally insured student loans serviced by the servicer, including the trust student loans acquired by the issuing entity, will be eligible to receive at least 99% reimbursement on any default claim properly submitted for payment.  See “Appendix A—Federal Family Education Loan Program—Guarantee Agencies under the FFELP” in the accompanying base prospectus.

No insurance premium is charged to a borrower or a lender in connection with a consolidation loan. However, FFELP lenders must pay a monthly rebate fee to the Department of Education at an annualized rate of 1.05% on principal of and interest on consolidation loans disbursed on or after October 1, 1993, or at an annualized rate of 0.62% on consolidation loans for which consolidation loan applications were received between October 1, 1998 and January 31, 1999. The issuing entity will pay this consolidation loan rebate fee prior to calculating Available Funds.

The eligible lender trustee has entered into a separate guarantee agreement with each of the guarantee agencies listed on page A-9 in Annex A, which is hereby incorporated into this prospectus supplement, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

Under the Higher Education Amendments of 1992, if the Department of Education has determined that a guarantee agency is unable to meet its insurance obligations, a loan holder may submit claims directly to the Department of Education and the Department of Education is required to pay the full guarantee payment in accordance with guarantee claim processing standards no more stringent than those of the guarantee agency. However, the Department of Education’s obligation to pay guarantee claims directly in this fashion is contingent upon the Department of Education making the determination referred to above. We cannot assure you that the Department of Education would ever make that determination with respect to a guarantee agency or, if that determination were made, whether that determination or the ultimate payment of guarantee claims would be made in a timely manner. See “Appendix A—Federal Family Education Loan Program—Guarantee Agencies under the FFELP” in the accompanying base prospectus.

The table on page A-9 of Annex A to this prospectus supplement provides information with respect to the applicable percentage by outstanding principal balance of the trust student loans guaranteed by each guarantor.

Some historical information about the guarantee agency that guarantees trust student loans comprising at least 10% of the Initial Pool Balance is also provided beginning on page A-10 in Annex A, which is hereby incorporated into this prospectus supplement.  For purposes of the tables in Annex A, we refer to this guarantee agency as the Significant Guarantor.

The Department of Education is required to make reinsurance payments to guarantors with respect to FFELP loans in default. This requirement is subject to specified reductions when the guarantor’s claims rate for a fiscal year equals or exceeds certain trigger percentages of the aggregate original principal amount of FFELP loans guaranteed by that guarantor that are in repayment on the last day of the prior fiscal year. See “Appendix A—Federal Family Education Loan Program” to the accompanying base prospectus.

Each guarantee agency’s guarantee obligations with respect to any trust student loan is conditioned upon the satisfaction of all the conditions in the applicable guarantee agreement. These conditions include, but are not limited to, the following:

•

the origination and servicing of the trust student loan being performed in accordance with the FFELP, the Higher Education Act, the guarantee agency’s rules and other applicable requirements;

•

the timely payment to the guarantee agency of the guarantee fee payable on the trust student loan; and

•

the timely submission to the guarantee agency of all required pre-claim delinquency status notifications and of the claim on the trust student loan.

Failure to comply with any of the applicable conditions, including those listed above, may result in the refusal of the guarantee agency to honor its guarantee agreement on the trust student loan, in the denial of guarantee coverage for certain accrued interest amounts or in the loss of certain interest subsidy payments and special allowance payments.

Cure Period for Trust Student Loans

The seller, the depositor or the servicer, as applicable, will be obligated to purchase, or to substitute qualified substitute student loans for, any trust student loan in the event of a material breach of certain representations, warranties or covenants concerning the trust student loan, following a period during which the breach may be cured. For purposes of trust student loans the cure period will be 210 days. However, in the case of breaches that may be cured by the reinstatement of the guarantor’s guarantee of the trust student loan, the cure period will be 360 days. In each case the cure period begins on the earlier of the date on which the breach is discovered and the date of the servicer’s receipt of the guarantor reject transmittal form with respect to the trust student loan. The purchase or substitution will be made not later than the end of the 210-day cure period or not later than the 60th day following the end of the 360-day cure period, as applicable.

Notwithstanding the foregoing, if as of the last business day of any month the aggregate principal amount of trust student loans for which claims have been filed with and rejected by a guarantor as a result of a breach by the depositor or the servicer or for which the servicer determines that claims cannot be filed pursuant to the Higher Education Act as a result of that breach exceeds 1% of the Pool Balance, then the servicer or the depositor, as applicable, will be required to purchase, within 30 days of a written request by the eligible lender trustee or the indenture trustee, affected trust student loans in an aggregate principal amount so that after the purchases the aggregate principal amount of affected trust student loans is less than 1% of the Pool Balance. The trust student loans to be purchased by the servicer or the depositor pursuant to the preceding sentence will be based on the date of claim rejection, with the trust student loans with the earliest of these dates to be purchased first.  See “Servicing and Administration—Servicer Covenants” and “Transfer and Servicing Agreements—Sale of Student Loans to the Issuing Entity; Representations and Warranties of the Depositor” and “—Purchase of Student Loans by the Depositor; Representations and Warranties of the Seller” in the accompanying base prospectus.

Consolidation of Federal Benefit Billings and Receipts and Guarantor Claims with Other Issuing Entities

Due to a Department of Education policy limiting the granting of new lender identification numbers, the eligible lender trustee will be allowed under the trust agreement to permit other issuing entities established by the depositor to securitize student loans to use the Department of Education lender identification number applicable to the issuing entity. In that event, the billings submitted to the Department of Education for interest subsidy and special allowance payments on loans in the issuing entity would be consolidated with the billings for the payments for student loans in other issuing entities using the same lender identification number and payments on the billings would be made by the Department of Education in lump sum form. These lump sum payments would then be allocated on a loan-by-loan basis among the various issuing entities using the same lender identification number.

In addition, the sharing of the lender identification number with other issuing entities established by the depositor may result in the receipt of claim payments from guarantee agencies in lump sum form. In that event, these payments would be allocated among the issuing entities in a manner similar to the allocation process for interest subsidy and special allowance payments.

The Department of Education regards the eligible lender trustee as the party primarily responsible to the Department of Education for any liabilities owed to the Department of Education or guarantee agencies resulting from the eligible lender trustee’s activities in the FFELP. As a result, if the Department of Education or a guarantee agency were to determine that the eligible lender trustee owes a liability to the Department of Education or a guarantee agency on any student loan included in an issuing entity using the shared lender identification number, the Department of Education or that guarantee agency would be likely to collect that liability by offset against amounts due the eligible lender trustee under the shared lender identification number, including amounts owed in connection with the issuing entity.

In addition, other trusts using the shared lender identification number may in a given quarter incur consolidation origination fees, consolidation loan rebate fees or floor income rebates that exceed the interest subsidy and special allowance payments payable by the Department of Education on the loans in the other issuing entities, resulting in the consolidated payment from the Department of Education received by the eligible lender trustee under the lender identification number for that quarter equaling an amount that is less than the amount owed by the Department of Education on the loans in the issuing entity for that quarter.

The servicing agreement for the issuing entity and the servicing agreements for the other issuing entities established by the depositor that share the lender identification number to be used by the issuing entity will require any issuing entity to indemnify the other issuing entities against a shortfall or an offset by the Department of Education or a guarantee agency arising from the trust student loans held by the eligible lender trustee on the issuing entity’s behalf.

Exceptional Performance Designation

For the period from __________, 20__ through __________, 20__, the servicer was awarded the “exceptional performance” designation by the United States Department of Education.  So long as the servicer’s exceptional performance designation remains in effect (or is not revoked), all federally reinsured student loans serviced by the servicer for at least 270 days before the date of default, including the trust student loans to be acquired with the proceeds of the notes, will be eligible to receive at least 99% reimbursement on any default claim properly submitted for payment.

The Secretary of Education may revoke (including potentially on a retroactive basis) the servicer’s exceptional performance designation if, among other things, subsequent audits of the servicer’s servicing operations reflect a failure to meet certain due diligence standards, the required audits are not provided to the Secretary or the Secretary determines that an overall level of regulatory compliance has not been maintained. There can be no assurance that the servicer will maintain its exceptional performance designation in the future. Failure by the servicer to maintain its exceptional performance designation in the future is not a default under the servicing agreement between the issuing entity and the servicer.  If the servicer fails to maintain its exceptional performance designation, reimbursement on default claims will revert to the guaranteed percentage applicable to such student loan at the time of its origination (generally either 98% or 97%), which will be effective from either the annual renewal date, the date the Secretary determines the non-compliance occurred, or another date determined by the Secretary.  In this event, any recoupment by the Secretary or any guarantor from the issuing entity of amounts previously reimbursed by a guarantor, which is not reimbursed by the servicer or any affiliate, will reduce Available Funds for any applicable distribution date.  A bill has been passed by the U.S. House of Representatives entitled the “College Student Relief Act of 2007” (H.R. 5), which, among other things, eliminates the exceptional performance designation and the higher reimbursement percentage, effective July 1, 2007.  At this time, passage of this bill by the U.S. Senate and its enactment into law are uncertain.  For a further discussion of this legislation, see “Recent Developments” below in this prospectus supplement and “Appendix A—Federal Family Education Loan Program—Recent Developments” in the accompanying base prospectus.

Third-Party Originators of FFELP Loans

With respect to consolidation loans, the identity of the actual originator of any particular student loan is not material, as the requisite underwriting criteria, if any, are in each case prescribed by provisions of the Higher Education Act or the rules and regulations promulgated thereunder.

RECENT DEVELOPMENTS

College Student Relief Act of 2007.  On January 17, 2007, the U.S. House of Representatives passed the “College Student Relief Act of 2007” (H.R. 5), which amends the Higher Education Act of 1965, as amended, to, among other things, (1) eliminate the exceptional performance status for lenders, servicers, and guaranty agencies as of July 1, 2007 and (2) provide for a series of graduated reductions in the percentage of collections on defaulted FFELP loans a guaranty agency is allowed to retain.  At this time, it is uncertain whether this bill will be enacted into law.  If this bill were to become law in its present form, it could have an adverse effect on the financial condition of the guaranty agencies and would, due to the loss of the exceptional performance status, effectively reduce the guaranteed percentage of almost all of the trust student loans.  For a further discussion of this legislation, see “The Trust Student Loan Pool—Exceptional Performance Designation” in this prospectus supplement and “Appendix A—Federal Family Education Loan Program—Recent Developments” in the accompanying base prospectus.  In addition, there are various other legislative proposals under consideration by the United States Congress.  We cannot predict the likelihood that any of these proposals would become law or the potential effect of such legislation on the guaranty agencies, the servicer or the trust student loans.

DESCRIPTION OF THE NOTES

General

The notes will be issued under an indenture substantially in the form filed as an exhibit to the registration statement to which this prospectus supplement relates.  The following summary describes some terms of the notes, the indenture and the trust agreement.  The accompanying base prospectus describes other terms of the notes.  See “Description of the Notes” and “Additional Information Regarding the Notes” in the accompanying base prospectus.  The following summary does not cover every detail and is subject to the provisions of the notes, the indenture and the trust agreement.

The Notes

The Class A Notes

Distributions of Interest.  Interest will accrue on the outstanding principal balances of the class A notes at their respective interest rates. Interest will accrue during each accrual period and will be payable to the class A noteholders on each distribution date.  Interest accrued as of any distribution date but not paid on that distribution date will be due on the next distribution date together with an amount equal to interest on the unpaid amount at the applicable rate per annum specified in the definition of Class A Note Interest Shortfall in the Glossary. Interest payments on the class A notes for any distribution date will generally be funded from Available Funds and the other sources of funds for payment described in this prospectus supplement (subject to all prior required distributions). See “—Distributions” and “—Credit Enhancement” in this prospectus supplement. If these sources are insufficient to pay the Class A Noteholders’ Interest Distribution Amount for that distribution date, the shortfall will be allocated pro rata to the class A noteholders, based upon the total amount of interest then due on each class of class A notes.

Interest will be payable on each class of notes on each distribution date.  Each class of class A notes will bear interest at a rate equal to the sum of three-month LIBOR (except for the first accrual period), and the applicable spread set forth in the table on the front cover of this prospectus supplement.

[LIBOR for the first accrual period will be determined by the following formula:

x + [__ / __ * (y-x)]

where:

x =  _____-month LIBOR, and

y =  _____-month LIBOR.]

[LIBOR for the first accrual period will be [__]%]

The administrator will determine LIBOR for each accrual period on the second business day before the beginning of that accrual period, as described under “Additional Information Regarding the Notes—Determination of Indices” in the accompanying base prospectus.  The first accrual period for the notes will consist of ___ days.

Distributions of Principal.  Principal payments will be made to the class A noteholders on each distribution date in an amount generally equal to the Principal Distribution Amount times the Class A Percentage for that distribution date, until the principal balance of each class of the class A notes is reduced to zero.

Principal payments on the class A notes will generally be funded from Available Funds and the other sources of funds for payment described in this prospectus supplement (subject to all prior required distributions). See “—Distributions,” “—Credit Enhancement” and “—The Class B Notes—Subordination of the Class B Notes” in this prospectus supplement. If these sources are insufficient to pay the Class A Noteholders’ Principal Distribution Amount for a distribution date, the shortfall will be added to the principal payable to the class A noteholders with respect to principal on subsequent distribution dates.

Amounts on deposit in the reserve account, other than amounts in excess of the Specified Reserve Account Balance, will not be available to make principal payments on the class A notes except at maturity of the applicable class of notes or on the final distribution upon termination of the issuing entity.

Principal payments generally will be applied on each distribution date in the priorities set forth under “—Distributions” in this prospectus supplement.

However, notwithstanding any other provision to the contrary, following the occurrence of an event of default and the exercise by the indenture trustee of remedies under the indenture, principal payments on the class A notes will be made pro rata, without preference or priority.

The aggregate outstanding principal balance of each class of class A notes will be due and payable in full on its maturity date. The actual date on which the aggregate outstanding principal and accrued interest of a class of class A notes is paid may be earlier than its maturity date, based on a variety of factors as described in “You Will Bear Prepayment And Extension Risk Due To Actions Taken By Individual Borrowers And Other Variables Beyond Our Control” under “Risk Factors” in the accompanying base prospectus.

The Class B Notes

Distributions of Interest.  Interest will accrue on the outstanding principal balances of the class B notes at their respective interest rates. Interest will accrue during each applicable accrual period and will be payable to the class B noteholders on each applicable distribution date. Interest accrued as of any applicable distribution date but not paid on that distribution date will be due on the next applicable distribution date together with an amount equal to interest on the unpaid amount at the applicable rate per annum specified in the definition of Class B Note Interest Shortfall in the Glossary. Interest payments on the class B notes for any applicable distribution date will generally be funded from Available Funds and other sources of funds available for payment described in this prospectus supplement (subject to all prior required distributions). See “—Distributions,” “—Credit Enhancement—Reserve Account” and “—The Class B Notes—Subordination of the Class B Notes” in this prospectus supplement.  If these sources are insufficient to pay the Class B Noteholders’ Interest Distribution Amount for that distribution date, the shortfall will be allocated pro rata to the class B noteholders, based upon the total amount of interest then due on each class of class B notes.

Each class of class B notes will bear interest at a rate equal to the sum of three-month LIBOR (except for the first accrual period), and the applicable spread set forth in the table on the front cover of this prospectus supplement.

The administrator will determine LIBOR for the class B notes for the initial accrual period and all subsequent accrual periods in the same manner as for the class A notes as described above.

Distributions of Principal.  Principal payments will be made to the class B noteholders on each distribution date on and after the Stepdown Date, provided that a Trigger Event has not occurred and is continuing, in an amount generally equal to the Class B Noteholders’ Principal Distribution Amount for that distribution date. Principal payments will generally be funded from the portion of Available Funds and the other sources of funds described in this prospectus supplement (subject to all prior required distributions). Amounts on deposit in the reserve account, other than amounts in excess of the Specified Reserve Account Balance, will not be available to make principal payments on the class B notes except at their maturity and on the final distribution upon termination of the issuing entity.  See “—Distributions” and “—Credit Enhancement—Reserve Account” in this prospectus supplement.

The aggregate outstanding principal balance of each class of class B notes will be due and payable in full on its maturity date. The actual date on which the aggregate outstanding principal and accrued interest of a class of class B notes is paid may be earlier than its maturity date, based on a variety of factors as described in “You Will Bear Prepayment And Extension Risk Due To Actions Taken By Individual Borrowers And Other Variables Beyond Our Control” under “Risk Factors” in the accompanying base prospectus.

Subordination of the Class B Notes.  On any distribution date, distributions of interest on the class B notes will be subordinated to the payment of interest on the class A notes and principal payments on the class B notes will be subordinated to the payment of both interest and principal on the class A notes. Consequently, on any applicable distribution date, Available Funds, amounts on deposit in the reserve account remaining after payment of the primary servicing fee, the administration fee and, through the ________ 20__ distribution date, amounts on deposit in the capitalized interest account, will be applied to the payment of interest on the class A notes prior to any payment of interest on the class B notes, and no payments of the principal balance on the class B notes will be made on that distribution date until the class A notes have received the applicable Class A Noteholders’ Principal Distribution Amount.

Notwithstanding the foregoing, if

(1)

on any distribution date following distributions under clauses (a) through (e) under “—Distributions—Quarterly Distributions from the Collection Account” to be made on that distribution date, the outstanding principal balance of the class A notes, would be in excess of:

•

the outstanding principal balance of the trust student loans, plus

•

any accrued but unpaid interest on the trust student loans as of the last day of the related collection period, plus

•

the balance of the capitalized interest account on the distribution date following those distributions made with respect to clauses (c) and (d) under “—Distributions— Quarterly Distributions from the Collection Account” below, plus

•

the balance of the add-on consolidation loan account on such distribution date, plus

•

the balance of the reserve account on the distribution date following those distributions made under clauses (a) through (e) under “—Distributions— Quarterly Distributions from the Collection Account” below, minus

•

the Specified Reserve Account Balance for that distribution date, or

(2)

an event of default under the indenture affecting the class A notes has occurred and is continuing,

then, until the conditions described in (1) or (2) above no longer exist, the amounts on deposit in the collection account and the reserve account will be applied on that distribution date and each applicable subsequent distribution date to the payment of the Class A Noteholders’ Distribution Amount before any amounts are applied to the payment of the Class B Noteholders’ Distribution Amount.

Consolidation Loan Add-On Period

The Higher Education Act permits borrowers to add additional eligible education loans to an existing consolidation loan up to 180 days after the origination of such consolidation loan. If the borrower of a trust student loan wanted to include an additional student loan in that borrower’s existing consolidation loan and if the issuing entity could not fund such additional student loan, the related trust student loan would have to be removed from the issuing entity and treated as having been prepaid in full. To mitigate this effect, during the consolidation loan add-on period, which is the period from the closing date through __________, 20__, the issuing entity will be permitted to fund add-on consolidation loans, which would increase the outstanding principal balance of an existing trust student loan, but only to the extent of funds on deposit in the add-on consolidation loan account.

On the closing date, the depositor will fund the add-on consolidation loan account with proceeds from the sale of the notes in an amount equal to $__________.   No additional deposits will be made into the add-on consolidation loan account.  Amounts may be withdrawn from time to time during the consolidation loan add-on period to fund add-on consolidation loans and for no other purposes.  Add-on consolidation loans will be added to the issuing entity at a price equal to their outstanding principal balance plus accrued and unpaid interest, if any, thereon, and following the repayment in full of the outstanding eligible education loan which the borrower wants to add to an existing trust student loan, the outstanding principal balance of the related trust student loan will be increased by the amount withdrawn from the add-on consolidation loan account.

Any amounts remaining on deposit in the add-on consolidation loan account at the end of the consolidation loan add-on period will be transferred to the collection account on the business day immediately following the end of that period and will be included as a part of Available Funds on the immediately following distribution date.

Servicing Compensation

The servicer will be entitled to receive the servicing fee in an amount equal to the primary servicing fee and the carryover servicing fee as compensation for performing the functions as servicer for the issuing entity. The primary servicing fee will be payable on each monthly servicing payment date or distribution date, as applicable, and will be paid solely out of Available Funds and amounts on deposit in the capitalized interest account and the reserve account on that date.  Primary servicing fees due and payable to the servicer will include amounts from any prior distribution dates that remain unpaid.

The carryover servicing fee will be payable to the servicer on each distribution date out of Available Funds after payment on that distribution date of clauses (a) through (g) under “—Distributions— Quarterly Distributions from the Collection Account” in this prospectus supplement.  The carryover servicing fee will be subject to increase as agreed to by the administrator, the eligible lender trustee and the servicer to the extent that a demonstrable and significant increase occurs in the costs incurred by the servicer in providing the services to be provided under the servicing agreement, whether due to changes in applicable governmental regulations, guarantor program requirements or regulations, or postal rates.

Distributions

Deposits into the Collection Account.  On the closing date, the issuing entity will make an initial deposit into the collection account of cash or eligible investments equal to $__________ plus the excess, if any, of the Pool Balance as of the statistical cutoff date over the Pool Balance as of the closing date.

On or before the business day immediately prior to each distribution date, the servicer and the administrator will provide the indenture trustee with certain information as to the preceding collection period, including the amount of Available Funds received from the trust student loans and the aggregate purchase amount of the trust student loans to be purchased from the issuing entity by the seller, the depositor or the servicer.

Except as provided in the next paragraph, the servicer will deposit all payments on the trust student loans and all proceeds of the trust student loans collected by it during each collection period into the collection account within two business days of receipt. Except as provided in the next paragraph, the eligible lender trustee will deposit all interest subsidy payments and all special allowance payments on the trust student loans received by it for each collection period into the collection account within two business days of receipt.

However, for so long as no administrator default has occurred and is continuing, the servicer and the eligible lender trustee will remit the amounts referred to above that would otherwise be deposited by it into the collection account to the administrator within two business days of receipt, and the administrator will remit those amounts to the collection account on or before the business day preceding each monthly servicing payment date, together with interest calculated from the first day of the month following receipt by the administrator to but excluding the day on which the administrator remits such amounts to the collection account at a rate no less than the federal funds rate for each day during that period less [0.20]%. See “Servicing and Administration—Payments on Student Loans” in the accompanying base prospectus.

Monthly Distributions from the Collection Account.  On each monthly servicing payment date that is not a distribution date, the administrator will instruct the indenture trustee to pay to the servicer the primary servicing fee due for the period from and including the preceding monthly servicing payment date from amounts on deposit in the collection account.

Quarterly Distributions from the Collection Account.  On or before each distribution date, the administrator will instruct the indenture trustee to make the following deposits and distributions in the amounts and in the order of priority shown below, except as otherwise provided under “—The Notes—The Class B Notes—Subordination of the Class B Notes” and “—The Notes—The Class A Notes—Distributions of Principal” in this prospectus supplement, to the extent of Available Funds for that distribution date, together with amounts transferred from the capitalized interest account through the ________ 20__ distribution date (with respect to clauses (a), (b), (c) and (d) below for that distribution date), and amounts transferred from the reserve account with respect to that distribution date:

(a)

to the servicer, the primary servicing fee due on that distribution date;

(b)

to the administrator, the administration fee due on that distribution date and all prior unpaid administration fees;

(c)

to the class A noteholders, the Class A Noteholders’ Interest Distribution Amount, pro rata, based on the amounts payable as Class A Noteholders’ Interest Distribution Amount;

(d)

to the class B noteholders, the Class B Noteholders’ Interest Distribution Amount, pro rata, based on the amounts payable as Class B Noteholders’ Interest Distribution Amount;

(e)

sequentially, to the class A-1, class A-2, class A-3, class A-4 and class A-5 noteholders, in that order, until the principal balance of each such class is paid in full, the Class A Noteholders’ Principal Distribution Amount;

(f)

on each distribution date on and after the Stepdown Date, and provided that no Trigger Event is in effect on such distribution date, sequentially, to the class B-1 and class B-2 noteholders, in that order, until the principal balance of each such class is paid in full, the Class B Noteholders’ Principal Distribution Amount;

(g)

to the reserve account, the amount, if any, necessary to reinstate the balance of the reserve account to the Specified Reserve Account Balance;

(h)

to the servicer, the aggregate unpaid amount of the carryover servicing fee, if any; and

(i)

to the trust certificateholder (initially, Wells Fargo Bank, N.A.), any remaining amounts after application of the preceding clauses.

Notwithstanding the foregoing, in the event the trust student loans are not sold on the issuing entity auction date, on each subsequent distribution date on which the Pool Balance is equal to 10% or less of the Initial Pool Balance, the administrator will direct the indenture trustee to distribute as accelerated payments of principal on the notes all amounts that otherwise would be paid to the trust certificateholder.

Distributions Following an Event of Default and Acceleration of the Maturity of the Notes

After any of the following:

•

an event of default under the indenture relating to the payment of principal on any class at its maturity date or to the payment of interest on the controlling class of notes which has resulted in an acceleration of the notes,

•

an event of default under the indenture relating to an insolvency event or a bankruptcy with respect to the issuing entity which has resulted in an acceleration of the notes, or

•

a liquidation of the trust assets following any event of default under the indenture,

the priority of the payment of the notes changes.  In particular, payments on the notes on each distribution date following the acceleration of the notes as provided above will be made in the following order of priority:

(1)

pro rata, to the indenture trustee, for annual fees and any other amounts due and owing under the indenture, and to the eligible lender trustee and owner trustee, for annual fees and any other amounts due and owing under the trust agreement (but, in each case, only to the extent not paid by the administrator or the depositor);

(2)

to the servicer, the primary servicing fee due on that distribution date;

(3)

to the administrator, the administration fee due on that distribution date and all prior unpaid administration fees;

(4)

to the class A noteholders, for amounts due and unpaid on the class A notes for interest at the applicable rate of interest due on such class, pro rata, without preference or priority of any kind, according to the amounts due and payable on the class A notes for such interest;

(5)

to the class A noteholders, pro rata, an amount sufficient to reduce the respective principal balances of all class A notes to zero;

(6)

to the class B noteholders, for amounts due and unpaid on the class B notes for interest at the applicable rate of interest due on such class, pro rata, without preference or priority of any kind, according to the amounts due and payable on the class B notes for such interest;

(7)

to the class B noteholders, pro rata, an amount sufficient to reduce the respective principal balances of all class B notes to zero;

(8)

to the servicer, the aggregate unpaid amount of the carryover servicing fee, if any; and

(9)

to the trust certificateholder (initially, Wells Fargo Bank, N.A.), any remaining amounts after application of the preceding clauses.

Voting Rights and Remedies; Insolvency Events

Noteholders will have the voting rights and remedies described in the accompanying base prospectus. The notes will all vote and exercise remedies together as if they were a single class other than with respect to exercising the right to liquidate collateral, in which case the class A notes and class B notes have different rights. See “Description of the Notes—The Indenture—Events of Default; Rights Upon Event of Default” in the accompanying base prospectus.

Credit Enhancement

Reserve Account.  The reserve account will be created with an initial deposit by the issuing entity on the closing date of cash or eligible investments in an amount equal to $__________.  The reserve account may be replenished on each distribution date, by deposit into it of the amount, if any, necessary to reinstate the balance of the reserve account to the Specified Reserve Account Balance from the amount of Available Funds remaining after payment for that distribution date under clauses (a) through (f) under “—Distributions—Quarterly Distributions from the Collection Account” above.

If the amount on deposit in the reserve account on any distribution date is sufficient to pay the remaining principal balance of and interest accrued on the notes and any carryover servicing fee, these assets will be so applied on that distribution date.

If the amount on deposit in the reserve account on any distribution date after giving effect to all deposits or withdrawals from the reserve account on that distribution date is greater than the Specified Reserve Account Balance for that distribution date, subject to certain limitations, the administrator will instruct the indenture trustee to deposit the amount of the excess into the collection account for distribution on that distribution date.

Amounts held from time to time in the reserve account will continue to be held for the benefit of the issuing entity. Funds will be withdrawn from cash in the reserve account on any distribution date or, in the case of the payment of any primary servicing fee, on any monthly servicing payment date, to the extent that the amount of Available Funds and the amount on deposit in the capitalized interest account on that distribution date or monthly servicing payment date is insufficient to pay any of the items specified in clauses (a), (b), (c) and (d) under “—Distributions—Quarterly Distributions from the Collection Account” above.  These funds also will be withdrawn at maturity of a class of notes or on the final distribution upon termination of the issuing entity to the extent that the amount of Available Funds at that time is insufficient to pay any of the items specified in clauses (e) and (f) and, in the case of the final distribution upon termination of the issuing entity, clause (h) under “—Distributions—Quarterly Distributions from the Collection Account” above.

The reserve account is intended to enhance the likelihood of timely distributions of interest to the noteholders and to decrease the likelihood that the noteholders will experience losses. In some circumstances, however, the reserve account could be reduced to zero. Except on the final distribution upon termination of the issuing entity, amounts on deposit in the reserve account, other than amounts in excess of the Specified Reserve Account Balance, will not be available to cover any carryover servicing fees.  Amounts on deposit in the reserve account will be available to pay principal on the notes and accrued interest at the maturity of the notes, and to pay the carryover servicing fee on the final distribution upon termination of the issuing entity.

Capitalized Interest Account.  The capitalized interest account will be created with an initial deposit by the issuing entity on the closing date of cash or eligible investments in an amount equal to $__________. The initial deposit will not be replenished.

Amounts held from time to time in the capitalized interest account will be held for the benefit of the class A noteholders and the class B noteholders, as applicable. If on any distribution date through the ________ 20__ distribution date, the amount of Available Funds is insufficient to pay any of the items specified in clauses (a), (b), (c) and (d) under “—Distributions—Quarterly Distributions from the Collection Account” above, amounts on deposit in the capitalized interest account on that distribution date will be withdrawn by the indenture trustee to cover such shortfalls, to the extent of funds on deposit therein, and will be allocated in the same order of priority shown under “—Distributions —Quarterly Distributions from the Collection Account” above.

All remaining funds on deposit in the capitalized interest account on the ________ 20__ distribution date will be transferred to the collection account and included in Available Funds on that distribution date.

The capitalized interest account is intended to enhance the likelihood of timely distributions of interest to the noteholders through the ________ 20__  distribution date.

Subordination of the Class B Notes.  On any distribution date, distributions of interest on the class B notes will be subordinated to the payment of interest on the class A notes and distributions of principal on the class B notes will be subordinated to the payment of both interest and principal on all of the class A notes. See “—The Notes—The Class B Notes—Subordination of the Class B Notes” above.

[Credit Enhancement Provider.  Pursuant to Item 1114(b) of Regulation AB, if any credit enhancement provider is liable or contingently liable to provide payments representing 10% or more, but less than 20%, of the cash flow supporting any offered class of notes, financial data required by Item 301 of Regulation S–K (17 CFR § 229.301) for such credit enhancement provider will be provided.

If any credit enhancement provider is liable or contingently liable to provide payments representing 20% or more of the cash flow supporting any offered class of notes, financial statements meeting the requirements of Regulation S–X (17 CFR § 210.1-01 through 17 CFR § 210.12–29), except 17 CFR § 210.3-05 and Article 11 of Regulation S–X (17 CFR § 210.11-01  through 17 CFR § 210.11-03), of such credit enhancement provider will be provided.]

[Interest Rate Swap Agreement]

[Each prospectus supplement will (a) provide the information required by Item 1115(a) of Regulation AB with respect to each external cap or swap counterparty and cap or swap agreement, and (b) provide information required under Item 1115(b) of Regulation AB for each cap or swap counterparty that provides cap or swap agreements with a significance percentage of 10% or more.]

Administration Fee

As compensation for the performance of the administrator’s obligations under the administration agreement and as reimbursement for its related expenses, the administrator will be entitled to an administration fee in an amount equal to $_____ per collection period payable proportionately in arrears on each distribution date.

Determination of Indices

For a discussion of the determination of LIBOR, day count basis, interest rate determination dates, interest rate change dates and possible interest rate indices applicable to the notes, see “Additional Information Regarding the Notes—Determination of Indices” in the accompanying base prospectus.

Notice of Interest Rates

Information concerning the past and current LIBOR and the interest rates applicable to the notes, will be available on the administrator’s internet website or by telephoning the administrator at (866) 846-4526 between the hours of 9 a.m. and 4 p.m. Eastern time on any business day and will also be available through the Reuters Monitor Money Rates Service or Bloomberg L.P.  The administrator’s internet website will initially be located at “www.ctslink.com.”  [For each class of notes listed on the Irish Stock Exchange, the administrator will also notify the Irish paying agent, and will cause the Irish Stock Exchange to be notified, of the current interest rate for each class of notes listed on the exchange prior to the first day of each accrual period.]

Trust Accounts

The administrator will establish and maintain in the name of the indenture trustee the collection account, the capitalized interest account, the floor income rebate account, the add-on consolidation loan account and the reserve account for the benefit of the noteholders.

Funds in each Trust Account will be invested as provided in the indenture in eligible investments.  See “Servicing and Administration—Accounts—Eligible Investments” in the accompanying base prospectus.

Issuing Entity Fees

The table below sets forth the fees payable by or on behalf of the issuing entity.

Party	Amount
Servicer

The primary servicing fee(1) for any month is equal to 1/12 of an amount not to exceed ____% of the outstanding principal amount of the trust student loans, plus the amount of any carryover servicing fee.

Indenture Trustee(2)	$_____ per annum, payable in advance.
Eligible Lender Trustee(3)	$_____ per annum, payable in advance.
Administrator(1)	$_____ per quarter, payable in arrears.
[Irish Paying Agent(4)	€____ per annum, payable annually in arrears from the date of listing.]

(1)

To be paid before any amounts are distributed to the noteholders.

(2)

To be paid by the depositor pursuant to a separate agreement with the indenture trustee, and may be paid by the issuing entity if there is an event of default on the notes, and such amount has not previously been paid.

(3)

To be paid by the depositor pursuant to a separate agreement with the eligible lender trustee, and may be paid by the issuing entity if there is an event of default on the notes, and such amount has not previously been paid.

(4)

Subordinate to amounts payable to the noteholders.

Optional Purchase

The servicer or such other entity to whom the servicer has transferred its optional purchase right may purchase or arrange for the purchase of all remaining trust student loans on any distribution date on or after the first distribution date when the Pool Balance is 10% or less of the Initial Pool Balance.

The exercise of this purchase option will result in the early retirement of the remaining notes. The purchase price will equal the amount required to prepay in full, including all accrued interest, the remaining trust student loans as of the end of the preceding collection period, but not less than a prescribed minimum purchase amount.

This prescribed minimum purchase amount is the amount that would be sufficient to:

•

pay to noteholders the interest payable on the related distribution date; and

•

reduce the outstanding principal amount of each class of notes then outstanding on the related distribution date to zero.

However, for so long as the purchasing party is subject to regulation by the OCC, the FDIC, the Federal Reserve or the OTS, the purchasing party may exercise its purchase option only if the aggregate fair market value of the remaining trust student loans is greater than or equal to the purchase amount described in the preceding sentence.

See “The Student Loan Pools—Termination” in the accompanying base prospectus.

Auction of Issuing Entity Assets

The indenture trustee will offer for sale all remaining trust student loans at the end of the first collection period when the Pool Balance is 10% or less of the Initial Pool Balance.

The issuing entity auction date will be the third business day before the related distribution date. An auction will be consummated only if the servicer or such other entity to whom the servicer has transferred its optional purchase right has first waived its optional right to purchase all of the remaining trust student loans. The servicer or such other entity to whom the servicer has transferred its optional purchase right will waive its option to purchase all of the remaining trust student loans if it fails to notify the eligible lender trustee and the indenture trustee, in writing, that it intends to exercise its purchase option before the indenture trustee accepts a bid to purchase the trust student loans. The depositor and its affiliates, including Wells Fargo Bank, N.A. and the servicer, and unrelated third parties may offer bids to purchase the trust student loans. The depositor or any affiliate may not submit a bid representing greater than fair market value of the trust student loans.

If at least two bids are received, the indenture trustee will solicit and re-solicit new bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit bids. The indenture trustee will accept the highest of the remaining bids if it equals or exceeds the higher of:

•

the minimum purchase amount described under “—Optional Purchase” above (plus any amounts owed to the servicer as carryover servicing fees); or

•

the fair market value of the trust student loans as of the end of the related collection period.

If at least two bids are not received or the highest bid after the re-solicitation process does not equal or exceed that amount, the indenture trustee will not complete the sale. The indenture trustee may, and at the direction of the depositor will be required to, consult with a financial advisor, including an underwriter of the securities or the administrator, to determine if the fair market value of the trust student loans has been offered. See “The Student Loan Pools— Termination” in the accompanying base prospectus.

The net proceeds of any auction sale will be used to retire any outstanding notes on the related distribution date.

If the sale is not completed, the indenture trustee may, but will not be under any obligation to, solicit bids for sale of the trust student loans after future collection periods upon terms similar to those described above, including the waiver by the servicer or such other entity to whom the servicer has transferred its optional purchase right. The indenture trustee may or may not succeed in soliciting acceptable bids for the trust student loans either on the issuing entity auction date or subsequently.

If the trust student loans are not sold as described above, on each subsequent distribution date, if the amount on deposit in the reserve account after giving effect to all withdrawals, except withdrawals payable to the depositor, exceeds the specified reserve account balance, the administrator will direct the indenture trustee to distribute the amount of the excess as accelerated payments of note principal.  See “The Student Loan Pools— Termination” in the accompanying base prospectus.

STATIC POOLS

Information concerning the sponsor’s prior originations and purchases of student loans is available on the internet at http:_________ .

Without charge or registration, by clicking on the link in the row titled “WFSLT 20__-_,” investors can view on this website the following information:

•

summary information regarding original characteristics of the sponsor’s originations and purchases of student loans; and

•

delinquency, cumulative loss and prepayment information by vintage year for the five years preceding the date of first use of this prospectus supplement regarding the sponsor’s prior originations and purchases of student loans.

In the event any changes or updates are made to the information available on the sponsor’s website, the depositor will provide a copy of the original information upon request to any person who writes or calls the depositor at 301 East 58th Street, Sioux Falls, South Dakota 57104, telephone number (605) 575-6309.

The static pool reports available on the sponsor’s website relating to any information prior to January 1, 2006 are not deemed to be part of this prospectus supplement, the accompanying base prospectus or the depositor’s registration statement.

Static pool performance may have been affected by various factors relating to the underlying borrowers’ personal circumstances.  In addition, static pool performance may be sensitive to adverse economic conditions, either nationally or regionally and the level of interest rates.  In addition, changes over time in servicing practices or variations in student loan underwriting guidelines or the application of such guidelines may affect the static pool performance.  See “Wells Fargo’s Student Loan Financing Business” in the accompanying base prospectus.  The historical pool performance information contained in the static pool reports may be attributable to factors such as those described above, although there can be no assurance as to whether this information is the result of any particular factor or a combination of factors.  Due to these factors, the sponsor’s static pool performance data may not be indicative of the future performance of the trust student loans.

For additional information concerning the static pool information available on the website set forth above, see “The Student Loan Pool—Static Pool Data” in the accompanying base prospectus.

PREPAYMENTS, EXTENSIONS, WEIGHTED AVERAGE LIVES AND EXPECTED MATURITIES OF THE NOTES

The rate of payment of principal of the notes and the yield on the notes will be affected by prepayments on the trust student loans that may occur as described below. Therefore, payments on the notes could occur significantly earlier than expected. Consequently, the actual maturities on the notes could be significantly earlier, average lives of the notes could be significantly shorter, and periodic balances could be significantly lower, than expected. Each trust student loan is prepayable in whole or in part, without penalty, by the borrowers at any time, or as a result of a borrower’s default, death, disability or discharge in bankruptcy of the borrower or the crime of identity theft and subsequent liquidation or collection of guarantee payments with respect thereto. The rate of such prepayments cannot be predicted and may be influenced by a variety of economic, social, competitive and other factors, including as described below. In general, the rate of prepayments may tend to increase to the extent that alternative financing becomes available on more favorable terms or at interest rates significantly below the interest rates applicable to the trust student loans.  Prepayments could increase as a result of certain incentive programs, among other factors.   In addition, the depositor is obligated to repurchase any trust student loan (or substitute an eligible student loan) as a result of a breach of any of its representations and warranties relating to trust student loans contained in the sale agreement, and the servicer is obligated to purchase any trust student loan pursuant to the servicing agreement as a result of a breach of certain covenants with respect to such trust student loan, in each case where such breach materially adversely affects the interests of the issuing entity in that trust student loan and is not cured within the applicable cure period. See “Transfer and Servicing Agreements—Purchase of Student Loans by the Depositor; Representations and Warranties of the Sellers” and “Servicing and Administration—Servicer Covenants” in the accompanying base prospectus. See also “Summary of Terms—Termination of the Issuing Entity” in this prospectus supplement regarding the servicer’s option to purchase the trust student loans when the Pool Balance is less than or equal to 10% of the Initial Pool Balance, and the auction of the trust student loans if the servicer does not exercise such option.

On the other hand, the rate of principal payments and the yield on the notes will be affected by scheduled payments with respect to, and maturities and average lives of, the trust student loans. These may be lengthened as a result of, among other things, grace periods, deferral periods, forbearance periods, or repayment term or monthly payment amount modifications agreed to by the servicer. Therefore, payments on the notes could occur significantly later than expected.  Consequently, actual maturities and weighted average lives of the notes could be significantly longer than expected and periodic balances could be significantly higher than expected. The rate of payment of principal of the notes and the yield on the notes may also be affected by the rate of defaults resulting in losses on defaulted trust student loans which have been liquidated, by the severity of those losses and by the timing of those losses, which may affect the ability of the guarantors to make timely guarantee payments with respect thereto. In addition, the maturity of certain of the trust student loans could extend beyond the latest legal maturity date for the notes.

The rate of prepayments on the trust student loans cannot be predicted due to a variety of factors, some of which are described above, and any reinvestment risks resulting from a faster or slower incidence of prepayment of trust student loans will be borne entirely by the noteholders.  Such reinvestment risks may include the risk that interest rates and the relevant spreads above particular interest rate indices are lower at the time noteholders receive payments from the issuing entity than such interest rates and such spreads would otherwise have been if such prepayments had not been made or had such prepayments been made at a different time.

Exhibit I, “Prepayments, Extensions, Weighted Average Lives and Expected Maturities of the Notes,” which is hereby incorporated into this prospectus supplement, shows, for each class of notes, the weighted average lives, expected maturities and percentages of the original principal amount remaining at certain distribution dates based on various assumptions.

U.S. FEDERAL INCOME TAX CONSEQUENCES

For a discussion of U.S. federal income tax consequences to holders of the notes, you should refer to the section entitled “U.S. Federal Income Tax Consequences” in the accompanying base prospectus.

ERISA CONSIDERATIONS

The Employee Retirement Income Security Act of 1974, as amended, (“ERISA”), and Section 4975 of the Code impose certain restrictions on employee benefit plans, individual retirement accounts, Keogh plans, other retirements arrangements and any entities whose underlying assets include plan assets by reason of a plan’s investment in such entities (including certain insurance company general accounts and wholly owned subsidiaries thereof) (collectively, “Plans”).

ERISA also imposes various duties on persons who are fiduciaries of Plans subject to ERISA, and ERISA and Section 4975 of the Code prohibit certain transactions between a Plan and its so-called Parties in Interest under ERISA or Disqualified Persons under the Code (“Parties in Interest”).  Parties in Interest and Disqualified Persons that participate in a prohibited transaction may be subject to a civil penalty imposed pursuant to ERISA or an excise tax pursuant to Section 4975 of the Code unless a statutory or administrative exemption is available.

Although there can be no certainty in this regard, the notes, which are denominated as debt, should be treated as debt and not as “equity interests” for purposes of ERISA and Section 4975 of the Code, pursuant to U.S. Department of Labor Regulation 29 CFR § 2510.3-101, as further described in the accompanying base prospectus.  However, acquisition of the notes could still cause prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code if a note is acquired or held by a Plan with respect to which any of the issuing entity or any owner of an equity interest therein or the seller is a Party in Interest or Disqualified Person.  Accordingly, before making an investment in the notes, a Plan investor must determine whether, and each fiduciary causing the notes to be purchased by, on behalf of or using the assets of a Plan, will be deemed to have represented that, the Plan’s purchase and holding of the notes will not constitute or otherwise result in a prohibited transaction in violation of Section 406 of ERISA or Section 4975 of the Code which is not covered by a class or other applicable exemption from the prohibited transaction rules as described in the accompanying base prospectus.

Before making an investment in the notes, prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and Section 4975 of the Code and the potential consequences of the investment in their specific circumstances.  Moreover, in addition to determining whether the investment constitutes a direct or indirect prohibited transaction with a Party in Interest or Disqualified Person and whether exemptive relief is available to cover such transaction, each Plan fiduciary should take into account, among other considerations:

•

whether the fiduciary has the authority to make the investment;

•

the Plan’s funding objectives; and

•

whether under the general fiduciary standards of investment prudence and diversification an investment in the notes is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan’s investment portfolio.

Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to Section 406 of ERISA or Section 4975 of the Code.  However, those plans may be subject to the provisions of applicable federal, state or local law (“Similar Law”) materially similar to the foregoing provisions of ERISA or Section 4975 of the Code.  Fiduciaries of those plans should consider applicable Similar Law when investing in the notes.  Each fiduciary of such a plan will be deemed to represent that the plan’s acquisition and holding of the notes will not result in a non-exempt violation of applicable Similar Law.

ACCOUNTING CONSIDERATIONS

Various factors may influence the accounting treatment applicable to an investor’s acquisition and holding of asset-backed securities.  Accounting standards, and the application and interpretation of such standards, are subject to change from time to time. Before making an investment in the notes, potential investors are strongly encouraged to consult their own accountants for advice as to the appropriate accounting treatment for their class of notes.

REPORTS TO NOTEHOLDERS

Quarterly and annual reports concerning the issuing entity will be delivered to noteholders. See “Reports to Noteholders” in the accompanying base prospectus.  [These reports also will be available at the office of the Irish paying agent or Irish listing agent for so long as any class of notes is listed on the Irish Stock Exchange.] The first of these quarterly distribution reports is expected to be available not later than __________, 20__.  See “Reports to Noteholders” in the accompanying base prospectus.

Except in very limited circumstances, you will not receive these reports directly from the issuing entity. Instead, you will receive them through Cede & Co., as nominee of DTC and registered holder of the notes. See “Additional Information Regarding the Notes—Book-Entry Registration” in the accompanying base prospectus.

UNDERWRITING

Subject to the terms and conditions of the underwriting agreement, dated __________, 20__, among the underwriters, Wells Fargo Bank and the depositor, the notes being offered hereby are being purchased from the depositor by the underwriters upon issuance thereof.  The underwriters are committed to purchase all of the notes offered hereby if any such notes are purchased.  Each underwriter has advised the depositor that it proposes to offer the notes purchased by such underwriter, from time to time, for sale in negotiated transactions or otherwise at prices determined at the time of sale.  Proceeds to the depositor from the sale of the notes are expected to be approximately $__________ plus accrued interest thereon from the cutoff date to (but not including) the closing date before deducting expenses payable by the depositor estimated to be $__________.  None of the underwriters is an affiliate of the depositor.   Any dealers that participate with the underwriters in the distribution of the notes will be underwriters, and any discounts or commissions received by them and any profit on the resale of notes by them may be deemed to be underwriting discounts or commissions, under the Securities Act of 1933, as amended.

The underwriting agreement provides that the depositor or the sponsor will indemnify the underwriters against certain civil liabilities under the Securities Act of 1933, as amended, or contribute to payments which the underwriters may be required to make in respect thereof.

[NOTICE TO CANADIAN RESIDENTS]

[Resale Restrictions

The distribution of the notes in Canada is being made only on a private placement basis exempt from the requirement that we prepare and file a prospectus with the securities regulatory authorities in each province where trades of notes are made.  Any resale of the notes in Canada must be made under applicable securities laws which will vary depending on the relevant jurisdiction, and which may require resales to be made under available statutory exemptions or under a discretionary exemption granted by the applicable Canadian securities regulatory authority.  Purchasers are advised to seek legal advice prior to any resale of the notes.

Representations of Purchasers

By purchasing notes in Canada and accepting a purchase confirmation a purchaser is representing to us and the dealer from whom the purchase confirmation is received that:

•

the purchaser is entitled under applicable provincial securities laws to purchase the notes without the benefit of a prospectus qualified under those securities laws,

•

where required by law, that the purchaser is purchasing as principal and not as agent,

•

the purchaser has reviewed the text above under “—Resale Restrictions”,  and

•

the purchaser acknowledges and consents to the provision of specified information concerning its purchase of the notes to the regulatory authority that by law is entitled to collect the information.

Further details concerning the legal authority for this information is available on request.

Rights of Action – Ontario Purchasers Only

Under Ontario securities legislation, certain purchasers who purchase a note offered by this prospectus supplement and prospectus during the period of distribution will have a statutory right of action for damages, or while still the owner of the notes, for rescission against us if this prospectus supplement and prospectus contain a misrepresentation without regard to whether the purchaser relied on the misrepresentation.  The right of action for damages is exercisable not later than the earlier of 180 days from the date the purchaser first had knowledge of the facts giving rise to the cause of action and three years from the date on which payment is made for the notes.  The right of action for rescission is exercisable not later than 180 days from the date on which payment is made for the notes.  If a purchaser elects to exercise the right of action for rescission, the purchaser will have no right of action for damages against us.  In no case will the amount recoverable in any action exceed the price at which the notes were offered to the purchaser and if the purchaser is shown to have purchased the securities with knowledge of the misrepresentation, we will have no liability. In the case of an action for damages, we will not be liable for all or any portion of the damages that are proven to not represent the depreciation in value of the note as a result of the misrepresentation relied upon. These rights are in addition to, and without derogation from, any other rights or remedies available at law to an Ontario purchaser.  The foregoing is a summary of the rights available to an Ontario purchaser.  Ontario purchasers should refer to the complete text of the relevant statutory provisions.

Enforcement of Legal Rights

All of our directors and officers as well as any experts named herein may be located outside of Canada and, as a result, it may not be possible for Canadian purchasers to effect service of process within Canada upon us or those persons.  All or a substantial portion of our assets and the assets of those persons may be located outside of Canada and, as a result, it may not be possible to satisfy a judgment against us or those persons in Canada or to enforce a judgment obtained in Canadian courts against us or those persons outside of Canada.

Taxation and Eligibility for Investment

Canadian purchasers of notes should consult their own legal and tax advisors with respect to the tax consequences of an investment in the notes in their particular circumstances and about the eligibility of the notes for investment by the purchaser under relevant Canadian legislation.]

[LISTING INFORMATION]

[Application will be made to The Irish Stock Exchange Limited for the notes to be admitted to the Official List and to begin trading on its regulated market.  There can be no assurance that such listing will be obtained.

For so long as the notes are listed on The Irish Stock Exchange Limited from the date of this prospectus supplement, all of the material contracts referred to herein and in the accompanying base prospectus, including the indenture, the sale agreement, the purchase agreement, the servicing agreement, the administration agreement and other basic documents will be made available for inspection at the principal office of the depositor, where electronic or physical copies thereof may be obtained upon request.  Once the notes have been listed, trading may be effected on The Irish Stock Exchange Limited.  The Irish Stock Exchange Limited will also be advised if any class of notes is delisted.

The notes, the indenture, the sale agreement, the purchase agreement, the servicing agreement and the administration agreement are governed by the laws of the State of New York.  The trust agreement is governed by the laws of the State of Delaware.

The depositor has taken all reasonable care to confirm that the information contained in this prospectus supplement and the attached prospectus is true and accurate in all material respects.  In relation to the depositor, the issuing entity, Wells Fargo Bank, N.A. and the notes, the depositor accepts full responsibility for the accuracy of the information contained in this prospectus supplement and the accompanying base prospectus.  [Having made all reasonable inquiries, the depositor confirms that, to the best of its knowledge, there have not been omitted material facts the omission of which would make misleading any statements of fact or opinion contained in this prospectus supplement or the accompanying base prospectus, when taken as a whole.]

The depositor confirms that there has been no material adverse change in the assets of the issuing entity since the statistical cutoff date, and the date of the information with respect to the assets of the issuing entity set forth in this prospectus supplement.]

The indenture trustee will serve as the registrar for the notes.  The address for the indenture trustee is __________.

LEGAL PROCEEDINGS

As of the date of this prospectus supplement, none of the depositor, Wells Fargo Bank, N.A., the eligible lender trustee, the indenture trustee or the owner trustee are involved in any governmental, legal or arbitration proceeding relating to the issuance of the notes that could be considered to be material to the noteholders.  We are not aware of any proceedings relating to the issuance of the notes, whether pending or threatened.

RATINGS OF THE NOTES

It is a condition to the issuance and sale of the class A notes that they be rated in the highest investment rating category by at least two of Fitch, Moody’s or S&P.  It is a condition to the issuance and sale of the class B notes that they be rated in one of the three highest investment rating categories by at least two of those rating agencies.  A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

A rating addresses only the likelihood of the timely payment of stated interest and the payment of principal at final maturity, and does not address the timing or likelihood of principal distributions prior to final maturity with respect to the notes.

LEGAL MATTERS

McKee Nelson LLP, New York, New York, acting as counsel to the issuing entity, the sponsor, the servicer, the administrator and the depositor, will give opinions on specified legal matters for the issuing entity, the sponsor, the servicer, the administrator and the depositor.

McKee Nelson LLP, New York, New York will give opinions on specified federal income tax matters for the issuing entity.

____________________ also will give opinions on specified legal matters for the underwriters.

GLOSSARY FOR PROSPECTUS SUPPLEMENT

“Adjusted Pool Balance” means, for any distribution date,

●

 if the Pool Balance is greater than 40% of the Initial Pool Balance, then the Adjusted Pool Balance shall be the sum of the Pool Balance, Capitalized Interest, the amounts (if any) on deposit in the add-on consolidation loan account and the Specified Reserve Account Balance for that distribution date, or

●

if the Pool Balance is less than or equal to 40% of the Initial Pool Balance, then the Adjusted Pool Balance shall be the sum of the Pool Balance, Capitalized Interest and the amounts (if any) on deposit in the add-on consolidation loan account.

“Available Funds” means, as to each distribution date or monthly servicing payment date, as applicable, the sum of the following amounts received with respect to the related collection period or, in the case of a monthly servicing payment date, the applicable portion of these amounts:

●

all collections on the trust student loans, including any guarantee payments received on the trust student loans, but net of:

(1)

any collections in respect of principal on the trust student loans applied by the issuing entity to repurchase guaranteed loans from the guarantors under the guarantee agreements,

(2)

all amounts required by the Higher Education Act to be paid to the Department of Education or to be repaid to borrowers, whether or not in the form of a principal reduction of the applicable trust student loan, on the trust student loans for that collection period, including floor income rebate fees and consolidation loan rebate fees, and

(3)

amounts deposited into the floor income rebate account during the related collection period;

●

any interest subsidy payments and special allowance payments with respect to the trust student loans during that collection period;

●

all proceeds of the liquidation of defaulted trust student loans which were liquidated during that collection period in accordance with the servicer’s customary servicing procedures, net of expenses incurred by the servicer related to their liquidation and any amounts required by law to be remitted to the borrower on the liquidated student loans, and all recoveries on liquidated student loans which were written off in prior collection periods or during that collection period;

●

the aggregate purchase amounts received during that collection period for those trust student loans repurchased by the depositor or purchased by the servicer or for trust student loans sold to another eligible lender pursuant to the servicing agreement;

●

the aggregate purchase amounts received during that collection period for those trust student loans repurchased by the seller;

●

the aggregate amounts, if any, received from the seller, the depositor or the servicer, as the case may be, as reimbursement of non-guaranteed interest amounts, or lost interest subsidy payments and special allowance payments, on the trust student loans pursuant to the sale agreement or the servicing agreement;

●

amounts received by the issuing entity pursuant to the servicing agreement during that collection period as to yield or principal adjustments;

●

any interest remitted by the administrator to the collection account prior to that distribution date or monthly servicing payment date;

●

investment earnings for that distribution date earned on amounts on deposit in each Trust Account;

●

amounts transferred from the reserve account in excess of the Specified Reserve Account Balance as of that distribution date;

●

amounts on deposit in the floor income rebate account that were deposited into such account during the collection period preceding that collection period;

●

all amounts received by the issuing entity from the cap counterparty, or otherwise under any interest rate cap agreement, for deposit into the collection account for that distribution date;

●

on the initial distribution date, the collection account initial deposit;

●

on the ________ 20__ distribution date, any amounts transferred from the add-on consolidation loan account following the end of the consolidation loan add-on period; and

●

on the ________ 20__ distribution date, all funds then on deposit in the capitalized interest account that are transferred into the collection account on that distribution date.

provided that if on any distribution date there would not be sufficient funds, after application of Available Funds, as defined above, and application of amounts available from the capitalized interest account and the reserve account, to pay any of the items specified in clauses (a), (b), (c) and (d) under “Description of the Notes—Distributions—Quarterly Distributions from the Collection Account” in this prospectus supplement (but excluding clause (c), and including clause (e), if a condition exists as described in either (1) or (2) under “Description of the Notes—The Notes—The Class B Notes—Subordination of the Class B Notes” in this prospectus supplement), then Available Funds for that distribution date will include, in addition to Available Funds as defined above, amounts on deposit in the collection account, or amounts held by the administrator, or which the administrator reasonably estimates to be held by the administrator, for deposit into the collection account which would have constituted Available Funds for the distribution date succeeding that distribution date, up to the amount necessary to pay those items, and Available Funds for the succeeding distribution date will be adjusted accordingly.

“Capitalized Interest” means for any distribution date through and including the ________ 20__ distribution date:

●

if neither of conditions (1) and (2) described under “Description of the Notes—The Notes—The Class B Notes—Subordination of the Class B Notes” in this prospectus supplement are in effect, the amount on deposit in the capitalized interest account on the distribution date following those distributions with respect to clauses (a), (b), (c) and (d) under “Description of the Notes—Distributions—Quarterly Distributions from the Collection Account” in this prospectus supplement, or

●

if either of conditions (1) or (2) described under “Description of the Notes— The Notes—The Class B Notes—Subordination of the Class B Notes” above is in effect, the excess, if any, of (x) the amount on deposit in the capitalized interest account on the distribution date following those distributions with respect to clauses (a), (b) and (c) under “Description of the Notes—Distributions—Quarterly Distributions from the Collection Account” in this prospectus supplement over (y) the Class B Noteholders’ Interest Distribution Amount.

“Class A Note Interest Shortfall” means, for any distribution date, the sum for all of the class A notes of the excess of:

●

the amount of interest that was payable on the preceding distribution date to each class of class A notes, over

●

the amount of interest actually distributed with respect to each such class A note on that preceding distribution date,

plus interest on the amount of that excess, to the extent permitted by law, at the interest rate applicable for each such class of notes from that preceding distribution date to the current distribution date.

“Class A Note Principal Shortfall” means, as of the close of any distribution date, the excess of:

●

the Class A Noteholders’ Principal Distribution Amount on that distribution date, over

●

the amount of principal actually distributed with respect to such class A notes on that distribution date.

“Class A Noteholders’ Distribution Amount” means, for any distribution date, the sum of the Class A Noteholders’ Interest Distribution Amount and the Class A Noteholders’ Principal Distribution Amount for that distribution date.

“Class A Noteholders’ Interest Distribution Amount” means, for any distribution date, the sum of:

●

the amount of interest accrued at the respective class A note interest rates for the related accrual period; and

●

the Class A Note Interest Shortfall for that distribution date.

“Class A Noteholders’ Principal Distribution Amount” means, for any distribution date, the Principal Distribution Amount times the Class A Percentage for that distribution date, plus any Class A Note Principal Shortfall as of the close of business on the preceding distribution date; provided that the Class A Noteholders’ Principal Distribution Amount will not exceed the aggregate outstanding principal balance of the class A notes.

In addition, on the maturity date for any class of class A notes, the principal required to be distributed to the related noteholders will include the amount required to reduce the outstanding balance of that class to zero.

“Class A Percentage” means 100% minus the Class B Percentage.

“Class B Note Interest Shortfall” means, for any distribution date, the sum for all of the class B notes with a distribution date on this distribution date, of the excess of:

●

the amount of interest (excluding carryover amounts) that was payable on the preceding distribution date to each class of class B notes with a distribution date on this distribution date, over

●

the amount of interest actually distributed with respect to each such class B note on that preceding distribution date,

plus interest on the amount of that excess, to the extent permitted by law, at the interest rate applicable for each such class of notes from that preceding distribution date to the current distribution date.

“Class B Note Principal Shortfall” means, as of the close of any distribution date, the excess of:

●

the Class B Noteholders’ Principal Distribution Amount on that distribution date, over

●

the amount of principal actually distributed to the class B noteholders on that distribution date.

“Class B Noteholders’ Distribution Amount” means, for any distribution date, the sum of the Class B Noteholders’ Interest Distribution Amount and the Class B Noteholders’ Principal Distribution Amount for that distribution date.

“Class B Noteholders’ Interest Distribution Amount” means, for any distribution date, the sum of:

●

the amount of interest accrued at the class B note interest rates for the related accrual period on the aggregate outstanding balance of these classes of class B notes on the applicable immediately preceding distribution date (or in the case of the first distribution date, the closing date) after giving effect to all principal distributions to class B noteholders on preceding distribution dates; and

●

the Class B Note Interest Shortfall for that distribution date.

“Class B Noteholders’ Principal Distribution Amount” means, for any distribution date, the Principal Distribution Amount times the Class B Percentage for that distribution date, plus any Class B Note Principal Shortfall as of the close of business on the preceding distribution date; provided that the Class B Noteholders’ Principal Distribution Amount will not exceed the principal balance of the class B notes.

In addition, on the class B maturity date for any class of class B notes, the principal required to be distributed to the class B noteholders will include the amount required to reduce the outstanding principal balance of that class to zero.

“Class B Percentage” means, with respect to any distribution date:

●

prior to the Stepdown Date or with respect to any distribution date on which a Trigger Event is in effect, zero; and

●

on and after the Stepdown Date and provided that no Trigger Event is in effect, a fraction expressed as a percentage, the numerator of which is the aggregate principal balance of the class B notes immediately prior to that distribution date and the denominator of which is the aggregate principal balance of all outstanding notes immediately prior to that distribution date.

“Clearstream, Luxembourg” means Clearstream Banking, sociéte anonyme (formerly known as Cedelbank, sociéte anonyme), or any successor thereto.

“DTC” means The Depository Trust Company, or any successor thereto.

“Euroclear” means the Euroclear System in Europe, or any successor thereto.

“FFELP” means the Federal Family Education Loan Program.

“Fitch” means Fitch Inc., also known as Fitch Ratings, or any successor rating agency.

“Initial Pool Balance” means the sum of the Pool Balance of the trust student loans as of the closing date and all amounts deposited into the add-on consolidation loan account on the closing date.

“Moody’s” means Moody’s Investors Service, Inc., or any successor rating agency.

“Pool Balance” means, as of the last day of a collection period, the aggregate principal balance of the trust student loans as of the beginning of such collection period, including accrued interest as of the beginning of such collection period that is expected to be capitalized, plus interest and fees that accrue during such collection period that are capitalized or are to be capitalized and which were not included in the prior Pool Balance, as reduced by:

●

all payments allocable to principal and received by the issuing entity in the related collection period from borrowers, the guarantee agencies and the Department of Education;

●

all amounts received by the issuing entity in the related collection period from repurchases of the trust student loans by any of the seller, the depositor or the servicer;

●

the amount of any adjustments to balances of the trust student loans that the servicer makes under the servicing agreement in the related collection period; and

●

the amount by which guarantor reimbursements of principal on defaulted trust student loans for the related collection period are less than 100% of the principal balance of such defaulted trust student loans.

“Principal Distribution Amount” means:

●

as to the initial distribution date, the amount by which the aggregate outstanding principal balance of the notes exceeds the Adjusted Pool Balance for that distribution date, and

●

as to each subsequent distribution date, the amount by which the Adjusted Pool Balance for the preceding distribution date exceeds the Adjusted Pool Balance for that distribution date.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor rating agency.

“Significant Guarantor” means the guarantee agency that guarantees trust student loans comprising at least 10% of the initial Pool Balance of the trust student loans as of the statistical cutoff date.

“Specified Reserve Account Balance” means, for any distribution date, the greater of:

(a)

____% of the sum of (i) the Pool Balance, (ii) the amounts, if any, on deposit in the add-on consolidation loan account as of the close of business on the last day of the related collection period; and

(b)

$__________;

provided that in no event will that balance exceed the sum of the aggregate outstanding principal balance of the notes.

“Stepdown Date” means the earlier to occur of (1) the ________ 20__ distribution date or (2) the first date on which the outstanding principal amount of the class A notes have been reduced to zero.

“Trigger Event” means, on any distribution date while any of the class A notes are outstanding, that the sum of the aggregate outstanding principal balance of the notes, after giving effect to distributions to be made on that distribution date, would exceed the Adjusted Pool Balance as of the end of the related collection period.

“Trust Accounts”  means, collectively, the collection account, the reserve account, the capitalized interest account, the add-on consolidation loan account and the floor income rebate account.

ANNEX A

CHARACTERISTICS OF THE TRUST STUDENT LOAN POOL

[To be updated for each transaction]

The trust student loans were selected from the portfolio of student loans owned by Wells Fargo Bank, N.A. or one of its affiliates by employing several criteria, including requirements that each trust student loan as of the statistical cutoff date:

•

is a consolidation loan made under the FFELP that is guaranteed as to at least (1) 100% with respect to trust student loans with an initial date of disbursement prior to October 1, 1993, (2) 98% with respect to trust student loans with an initial date of disbursement prior to July 1, 2006 and on or after October 1, 1993 or (3) 97% with respect to trust student loans with an initial date of disbursement on or after July 1, 2006, of its principal and interest by a guarantee agency under a guarantee agreement and the guarantee agency is, in turn, reinsured by the Department of Education in accordance with the FFELP;

•

contains terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•

is fully disbursed;

•

is not more than 210 days past due;

•

does not have a borrower who is noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•

has special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

Unless otherwise specified, all information with respect to the trust student loans is presented herein as of ________ __, 200__, which is the statistical cutoff date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical cutoff date. The aggregate outstanding principal balance of the trust student loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest to be capitalized of $_________ as of the statistical cutoff date.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical cutoff date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction. Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical cutoff date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of grace, deferral and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments if that consolidation loan has both subsidized and unsubsidized segments.  The following tables reflect those loan segments within the number of loans.  In addition, approximately ___ borrowers have more than one trust student loan.

Percentages and dollar amounts in any table may not total 100% or the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL CUTOFF DATE

Aggregate Outstanding Principal Balance
Aggregate Outstanding Principal Balance—Treasury Bill
Aggregate Outstanding Principal Balance—Commercial Paper
Number of Borrowers
Average Outstanding Principal Balance Per Borrower
Number of Loans
Range of Outstanding Principal Balances
Average Outstanding Principal Balance Per Loan —Treasury Bill
Percentage of Loans indexed to Treasury Bill
Average Outstanding Principal Balance Per Loan —Commercial Paper
Percentage of Loans indexed to Commercial Paper
Range of Remaining Terms to Scheduled Maturity
Weighted Average Remaining Term to Scheduled Maturity
Range of Annual Borrower Interest Rates
Weighted Average Annual Borrower Interest Rate

We determined the weighted average remaining term to maturity shown in the table from the statistical cutoff date to the stated maturity date of the applicable trust student loan without giving effect to any deferral or forbearance periods that may be granted in the future. See Appendix A to the accompanying base prospectus and “The Student Loan Pools” and “Wells Fargo’s Student Loan Financing Business” in the accompanying base prospectus.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments. The weighted average spread, including special allowance payments, to the 91-day Treasury bill rate was ____% as of the statistical cutoff date.

The weighted average spread, including special allowance payments, to the three-month commercial paper rate was ____% as of the statistical cutoff date. See “Federal Family Education Loan Program—Special Allowance Payments” in Appendix A to the accompanying base prospectus.

For these purposes, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter. The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL CUTOFF DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.50%
3.51% to 4.00%
4.01% to 4.50%
4.51% to 5.00%
5.01% to 5.50%
5.51% to 6.00%
6.01% to 6.50%
6.51% to 7.00%
7.01% to 7.50%
7.51% to 8.00%
8.01% to 8.50%
Equal to or greater than 8.51%
Total

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL CUTOFF DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00
$5,000.00 — $9,999.99
$10,000.00 — $14,999.99
$15,000.00 — $19,999.99
$20,000.00 — $24,999.99
$25,000.00 — $29,999.99
$30,000.00 — $34,999.99
$35,000.00 — $39,999.99
$40,000.00 — $44,999.99
$45,000.00 — $49,999.99
$50,000.00 — $54,999.99
$55,000.00 — $59,999.99
$60,000.00 — $64,999.99
$65,000.00 — $69,999.99
$70,000.00 — $74,999.99
$75,000.00 — $79,999.99
$80,000.00 — $84,999.99
$85,000.00 — $89,999.99
$90,000.00 — $94,999.99
$95,000.00 — $99,999.99
$100,000.00 and above
Total

______________

* Represents a percentage greater than 0% but less than 0.05%.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL CUTOFF DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30
31-60
61-90
121-150
151-180
Total

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL CUTOFF DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 36
37 to 48
49 to 60
61 to 72
73 to 84
85 to 96
97 to 108
109 to 120
121 to 132
133 to 144
145 to 156
157 to 168
169 to 180
181 to 192
193 to 204
205 to 216
217 to 228
229 to 240
241 to 252
253 to 264
265 to 276
277 to 288
289 to 300
301 to 312
313 to 324
325 to 336
337 to 348
349 to 360
361 and greater
Total

_____________________

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the numbers of months remaining to scheduled maturity shown in the table from the statistical cutoff date to the stated maturity date of the applicable trust student loan without giving effect to any deferral or forbearance periods that may be granted in the future. See Appendix A to the accompanying base prospectus and “The Student Loan Pools” and “Wells Fargo’s Student Loan Financing Business” in the accompanying base prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL CUTOFF DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment
Forbearance
Repayment
First year in repayment
Second year in repayment
Third year in repayment
More than 3 years in repayment
Total

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical cutoff date. The borrower:

•

may have temporarily ceased repaying the loan through a deferral or a forbearance period; or

•

may be currently required to repay the loan—repayment.

See Appendix A to the accompanying base prospectus and “The Student Loan Pools” and “Wells Fargo’s Student Loan Financing Business” in the accompanying base prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately ____, calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical cutoff date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL CUTOFF DATE

Scheduled Remaining Months in Status
Current Borrower Payment Status	Deferral	Forbearance	Repayment
Deferment
Forbearance
Repayment

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferral or forbearance periods that may be granted in the future.  Of the $___________ aggregate outstanding principal balance of the trust student loans in deferral as of the statistical cutoff date, $_________ or approximately ___% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferrals or forbearances at the end of their current deferral periods as the related borrowers continue their education beyond their current degree programs.   As a result, the overall duration of any applicable deferral and forbearance periods as well as the likelihood of future deferral and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the accompanying base prospectus and "The Student Loan Pools” and “Wells Fargo’s Student Loan Financing Business" in the accompanying base prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL CUTOFF DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama
Alaska
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
District of Columbia
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming
Other
Total

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical cutoff date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments. Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan. The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In addition, if a borrower pays a monthly installment after its scheduled due date, the borrower may owe a fee on that late payment. If a late fee is applied, that payment will be applied first to the applicable late fee, second to interest and third to principal. As a result, the portion of the payment applied to reduce the unpaid principal balance may be less than it would have been had the payment been made as scheduled.

In either case, subject to any applicable deferral periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The seller makes available, through the servicer, to borrowers of student loans it holds, payment terms that may result in the lengthening of the remaining term of the student loans. For example, not all of the loans owned by the seller provide for level payments throughout the repayment term of the loans. Some student loans provide for interest-only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans. Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis. The seller also offers, through the servicer, an income-sensitive repayment plan, under which repayments are based on the borrower’s income. Under that plan, ultimate repayment may be delayed up to five years. Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans. See “The Student Loan Pools” and “Wells Fargo’s Student Loan Financing Business” in the accompanying base prospectus.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF
THE STATISTICAL CUTOFF DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized
Unsubsidized
Total

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL CUTOFF DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Payment
Graduated Repayment(1)
Income-Sensitive
Total

_______________________

(1)

Graduated repayment loans include loans with interest-only periods.

[With respect to interest-only loans, there are ____ loans with an outstanding principal balance of $_______ currently in an interest-only period.  The lengths of the applicable interest-only periods, as of the statistical cutoff date, range from ____ months to ___ months, with a weighted average remaining interest-only period of ___ months.]

The servicer, at the request of the seller or the depositor and on behalf of the trust, may in the future offer repayment terms similar to those described above to borrowers of loans in the trust who are not entitled to these repayment terms as of the statistical cutoff date. If repayment terms are offered to and accepted by borrowers, the weighted average life of the securities could be lengthened.

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
DATE OF DISBURSEMENT AS OF
THE STATISTICAL CUTOFF DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Pre-October 1, 1993
October 1, 1993 and after
Total

Guarantee Agencies for Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guarantee agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor:

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
GUARANTEE AGENCY AS OF THE STATISTICAL CUTOFF DATE*

Name of Guarantee Agency	Number of Loans Guaranteed	Aggregate Outstanding Principal Balance of Loans Guaranteed	Percent of Pool by Outstanding Principal Balance Guaranteed

Total

________________________

*

Represents a percentage greater than 0% but less than 0.05%.

[The following table provides information about the trust student loans regarding distribution by school type:]

[DISTRIBUTION OF THE TRUST STUDENT LOANS BY SCHOOL TYPE AS OF THE STATISTICAL CUTOFF DATE]

School Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
4-year Institutions
2-year Institutions
Proprietary/Vocational
Unidentified
Total

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by such Significant Guarantor.

We obtained the information in these tables from various sources, including Department of Education publications and data or from the Significant Guarantors themselves.

Guarantee Volume.  The following table describes the approximate aggregate principal amount of federally reinsured student loans, excluding consolidation loans, that first became guaranteed by each Significant Guarantor in each of the last five federal fiscal years:

	Loans Guaranteed
Name of	Federal Fiscal Year
Guarantee
Agency	2002	2003	2004	2005	2006

Reserve Ratio.  Each Significant Guarantor’s reserve ratio is determined by dividing its cumulative cash reserves by the original principal amount of the outstanding loans it has agreed to guarantee. For this purpose:

•

Cumulative cash reserves are cash reserves plus (1) sources of funds, including insurance premiums, state appropriations, federal advances, federal reinsurance payments, administrative cost allowances, collections on claims paid and investment earnings, minus (2) uses of funds, including claims paid to lenders, operating expenses, lender fees, the Department of Education’s share of collections on claims paid, returned advances and reinsurance fees.

•

The original principal amount of outstanding loans consists of the original principal amount of loans guaranteed by the Significant Guarantor minus the original principal amount of loans cancelled, claims paid, loans paid in full and loan guarantees transferred to the Significant Guarantor from other guarantors.

The following table shows each Significant Guarantor’s reserve ratios for the last five federal fiscal years:

Reserve Ratio as of Close of Federal
Fiscal Year
Guarantor	2002	2003	2004	2005	2006

________________

*

Excludes data from guarantors that do not report a reserve ratio pursuant to the terms of their voluntary flexible agreements with the Department of Education.

Recovery Rates.  A guarantor’s recovery rate, which provides a measure of the effectiveness of the collection efforts against defaulting borrowers after the guarantee claim has been satisfied, is determined for each year by dividing the cumulative amount recovered from borrowers by the guarantor by the cumulative aggregate amount of default claims paid by the guarantor. The table below shows the cumulative recovery rates for each Significant Guarantor for the last five federal fiscal years:

Recovery Rate
Federal Fiscal Year
Guarantor	2002	2003	2004	2005	2006

Claims Rate.  The following table shows the claims rates of each Significant Guarantor for the last five federal fiscal years:

Claims Rate
Federal Fiscal Year
Guarantor	2002	2003	2004	2005	2006

EXHIBIT I

PREPAYMENTS, EXTENSIONS, WEIGHTED AVERAGE LIVES AND EXPECTED MATURITIES OF THE NOTES

Prepayments on pools of student loans can be measured or calculated based on a variety of prepayment models.  The models used to calculate these prepayments are the constant prepayment rate (or “CPR”) model and the consolidation loan ramp (or “CLR”) model.

The CPR Model

The CPR model is based on prepayments assumed to occur at a constant percentage rate.  CPR is stated as an annualized rate and is calculated as the percentage of the loan amount outstanding at the beginning of a period (including accrued interest to be capitalized), after applying scheduled payments, that are paid during that period. The CPR model assumes that student loans will prepay in each month according to the following formula:

Monthly Prepayments = Balance After Scheduled Payments x (1-(1-CPR)^1/12)

Accordingly, monthly prepayments assuming a $1,000 balance after scheduled payments would be as follows for the percentages of CPR listed below:

CPR	0%	4%	8%	12%	16%
Monthly Prepayment	$0.00	$3.40	$6.92	$10.60	$14.42

The CLR Model

The CLR model assumes that:

•

student loans will prepay at a CPR of 1/15 of 1.0% one month after origination;

•

the CPR will increase by a rate of 1/15 of 1.0% per month through the 119th month after origination; and

•

the CPR will be constant at 8% per annum in the 120th month after origination and in all subsequent months.

This assumption is called “100% CLR.”  For example, at 100% CLR, student loans with a loan age of 72 months are assumed to prepay at 4.80% CPR; at 50% CLR, student loans with a loan age of 48 months are assumed to prepay at 1.60% CPR; at 200% CLR, student loans with a loan age of 96 months are assumed to prepay at 12.80% CPR; and so forth.  The following table illustrates the CPR in effect for the indicated months of seasoning at various percentages of CLR.

Constant Prepayment Rate

	Number of Months Seasoning
	24	48	72	96	120
Percentage of CLR
50%	0.80%	1.60%	2.40%	3.20%	4.00%
100%	1.60%	3.20%	4.80%	6.40%	8.00%
150%	2.40%	4.80%	7.20%	9.60%	12.00%
200%	3.20%	6.40%	9.60%	12.80%	16.00%

Neither the CPR model nor the CLR model purports to describe historical prepayment experience or to predict the prepayment rate of any actual student loan pool.  The student loans will not prepay at any constant CPR or any constant percentage of CLR, nor will all of the student loans prepay at the same rate.  You must make an independent decision regarding the appropriate principal prepayment scenarios to use in making any investment decision.

Additional Assumptions

For purposes of the CLR model and the CPR model, it is assumed, among other things, that:

•

the statistical cutoff date for the trust student loans is _________, 20__;

•

the closing date will be __________, 20__;

•

all trust student loans (as grouped within the "rep lines" described below) are in repayment status (with accrued interest having been capitalized upon entering repayment), and no trust student loan moves from repayment to any other status;

•

no delinquencies or defaults occur on any of the trust student loans, no repurchases for breaches of representations, warranties or covenants occur and all borrower payments are collected in full;

•

consolidation rebate fees are paid based on the principal balance of the student loans at the beginning of the related monthly collection period and reduce the amount in the collection account that would otherwise earn investment income;

•

there are government payment delays of 60 days for interest subsidy and special allowance payments;

•

index levels for calculation of borrower and government payments are:

•

a 91-day Treasury bill rate of ____%; and

•

a three-month commercial paper rate of ____%;

•

all funds deposited into the supplemental purchase account will be transferred to the collection account on the day after the end of the supplemental purchase period;

•

distributions begin on __________, 20__, and payments are made quarterly on the __th day of every ________, ________, ________ and ________ thereafter, whether or not the __th is a business day;

•

the interest rate for each class of outstanding notes at all times will be equal to:

•

class A-1 notes:  ____%;

•

class A-2 notes:  ____%;

•

class A-3 notes:  ____%;

•

class A-4 notes:  ____%;

•

class A-5 notes:  ____%;

•

class B-1 notes:  ____%; and

•

class B-2 notes:  ____%;

•

an administration fee equal to $_____ is paid quarterly by the issuing entity to the administrator, beginning in ________ 20__;

•

a servicing fee equal to 1/12 of the then outstanding principal amount of the trust student loans times ____% is paid monthly by the issuing entity to the servicer;

•

the reserve account has an initial balance equal to $__________ and at all times a balance equal to the greater of (1) ____% of the applicable pool balance and (2) $__________;

•

the collection account has an initial balance equal to $0;

•

the add-on consolidation loan account has an initial balance equal to $__________ and the full amount is used to purchase add-on consolidation loans on the closing date;

•

the capitalized interest account has an initial balance equal to $__________, and on the ________ 20__ distribution date, all funds remaining on deposit in the capitalized interest account will be included in Available Funds;

•

all payments are assumed to be made at the end of the month and amounts on deposit in the collection account, reserve account and capitalized interest account, including reinvestment income earned in the previous month, net of servicing fees and consolidation rebate fees, are reinvested in eligible investments at the assumed reinvestment rate of ____% per annum through the end of the collection period, and reinvestment earnings are available for distribution from the prior collection period;

•

the average loan age is __ months;

•

prepayments on the trust student loans are applied monthly in accordance with CLR or CPR, as the case may be, as described above;

•

an optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance;

•

the pool of trust student loans consists of ____ representative loans (“rep lines”), which have been created for modeling purposes from individual trust student loans based on combinations of similar individual student loan characteristics, which include, but are not limited to, loan status, interest rate, loan type, index, margin, rate cap and remaining term; and

•

[incentive program assumptions].

The following tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the rep lines, which will differ from the characteristics and performance of the actual pool of trust student loans) and should be read in conjunction therewith.  In addition, the diverse characteristics, remaining terms and loan ages of the trust student loans could produce slower or faster principal payments than indicated in the following tables, even if the dispersions of weighted average characteristics, remaining terms and loan ages are the same as the assumed characteristics, remaining terms and loan ages.

CLR Tables

The following tables show the weighted average remaining lives, expected maturity dates and percentages of original principal remaining of each class of the notes at various percentages of CLR from the closing date until the optional redemption date.

Weighted Average Lives and Expected Maturities of the Notes
at Various CLR Percentages(1)

Weighted Average Life (years)(2)	0%	50%	100%	150%	200%

Class A-1 Notes	____	____	____	____	____
Class A-2 Notes	____	____	____	____	____
Class A-3 Notes	____	____	____	____	____
Class A-4 Notes	____	____	____	____	____
Class A-5 Notes	____	____	____	____	____
Class B-1 Notes	____	____	____	____	____
Class B-2 Notes	____	____	____	____	____

Expected Maturity Date

Class A-1 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class A-2 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class A-3 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class A-4 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class A-5 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class B-1 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class B-2 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__

______________________

 (1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

(2)

The weighted average life of the notes (assuming a 360-day year consisting of twelve 30-day months) is determined by: (1) multiplying the amount of each principal payment on the applicable class of notes by the number of years from the closing date to the related distribution date, (2) adding the results, and (3) dividing that sum by the aggregate principal amount of the applicable class of notes as of the closing date.

Class A-1 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CLR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class A-2 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CLR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class A-3 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CLR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class A-4 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CLR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class A-5 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CLR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class B-1 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CLR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class B-2 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CLR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

CPR Tables

The following tables show the weighted average remaining lives, expected maturity dates and percentages of original principal of each class of the notes at various percentages of CPR from the closing date until the optional redemption date.

Weighted Average Lives and Expected Maturities of the Notes
at Various CPR Percentages(1)

Weighted Average Life (years)(2)	___%	___%	___%	___%	___%

Class A-1 Notes	____	____	____	____	____
Class A-2 Notes	____	____	____	____	____
Class A-3 Notes	____	____	____	____	____
Class A-4 Notes	____	____	____	____	____
Class A-5 Notes	____	____	____	____	____
Class B-1 Notes	____	____	____	____	____
Class B-2 Notes	____	____	____	____	____

Expected Maturity Date

Class A-1 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class A-2 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class A-3 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class A-4 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class A-5 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class B-1 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__
Class B-2 Notes	__________, 20__	__________, 20__	__________, 20__	__________, 20__	__________, 20__

______________________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance..

(2)

The weighted average life of the notes (assuming a 360-day year consisting of twelve 30-day months) is determined by: (1) multiplying the amount of each principal payment on the applicable class of notes by the number of years from the closing date to the related distribution date, (2) adding the results, and (3) dividing that sum by the aggregate principal amount of the applicable class of notes as of the closing date.

Class A-1 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CPR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class A-2 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CPR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class A-3 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CPR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class A-4 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CPR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class A-5 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CPR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class B-1 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CPR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

Class B-2 Notes

Percentages Of Original Principal Of The Notes Remaining At Certain Distribution Dates At Various CPR Percentages(1)

Distribution Date	___%	___%	___%	___%	___%
Closing Date	100%	100%	100%	100%	100%
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___
________ 20__	___	___	___	___	___

__________

(1)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

*

An asterisk indicates a percentage greater than 0.0% but less than 0.5%.

CLR/CPR Equivalence Table

Listed below is a table of equivalent CPR percentages.  “Equivalent CPR Percentages” are the CPRs, on the closing date, that will result in the same weighted average life of a class of notes as the corresponding percentage of CLR. For example, in the case of a note with a weighted average life of 2.0 years in the 100% CLR scenario, the single CPR that will result in the same weighted average life is approximately 1.2% CPR.

Equivalent CPR Percentages at Various CLR Assumptions(1)(2)

CLR Percentage	___%	___%	___%	___%	___%

Class A-1 Notes	___%	___%	___%	___%	___%
Class A-2 Notes	___	___	___	___	___
Class A-3 Notes	___	___	___	___	___
Class A-4 Notes	___	___	___	___	___
Class A-5 Notes	___	___	___	___	___
Class B-1 Notes	___	___	___	___	___
Class B-2 Notes	___	___	___	___	___

__________

 (1)

These CLR/CPR equivalents are calculated as of the closing date.  These relationships will vary from the table values for any date after the closing date.

(2)

Assuming for purposes of this table that, among other things, the optional redemption by the servicer occurs on the distribution date immediately following the collection period during which the pool balance falls below 10% of the initial pool balance.

PRINCIPAL OFFICES
DEPOSITOR
Wells Fargo Student Loans Receivables I, LLC 301 East 58th Street Sioux Falls, South Dakota 57104
SELLER, SPONSOR, SERVICER AND ADMINISTRATOR
Wells Fargo Bank, N.A. 420 Montgomery Street San Francisco, California 94163
WELLS FARGO STUDENT LOAN TRUST 20__-__
____________________, as Owner Trustee ____________________ ____________________	____________________, as Indenture Trustee ____________________ ____________________
[IRISH PAYING AGENT]
____________________ ____________________ ____________________
[IRISH LISTING AGENT]
____________________ ____________________ ____________________
LEGAL ADVISORS TO THE DEPOSITOR, THE ISSUING ENTITY, THE ADMINISTRATOR AND THE SERVICER
McKee Nelson LLP One Battery Park Plaza New York, New York 10004
____________________ ____________________ ____________________
LEGAL ADVISORS TO UNDERWRITERS
____________________ ____________________ ____________________
UNDERWRITERS
____________________ ____________________ ____________________	____________________ ____________________ ____________________	____________________ ____________________ ____________________

$__________

Wells Fargo Student Loan Trust 20__-_

Issuing Entity

$__________	Class A-1 Student Loan-Backed Notes
$__________	Class A-2 Student Loan-Backed Notes
$__________	Class A-3 Student Loan-Backed Notes
$__________	Class A-4 Student Loan-Backed Notes
$__________	Class A-5 Student Loan-Backed Notes
$__________	Class B-1 Student Loan-Backed Notes
$__________	Class B-2 Student Loan-Backed Notes

Wells Fargo Student Loans Receivables I, LLC

Depositor

Wells Fargo Bank, N.A.

Sponsor, Seller, Servicer and Administrator

Student Loan Asset-Backed Notes

PROSPECTUS SUPPLEMENT

____________________

[UNDERWRITERS]

___________________

__________, 20__

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying base prospectus.  No one has been authorized to provide you with different information.

We are not offering the notes in any state where the offer is not permitted.

The depositor does not claim the accuracy of the information in this prospectus supplement and the accompanying base prospectus as of any date other than the dates stated on their respective covers.

Upon request, dealers will deliver a prospectus supplement and a base prospectus when acting as underwriters of the notes and with respect to their unsold allotments or subscriptions.  In addition, upon request all dealers selling the notes will deliver a prospectus supplement and a base prospectus until ninety days following the date of this prospectus supplement.

PART II

Item 14. Other Expenses of Issuance and Distribution*

The following table sets forth the expenses payable by us in connection with the offering of the securities being registered herein. They are estimated as follows:**

SEC registration fee	$[ ]
Legal fees and expenses	$[ ]
Accounting fees and expenses	$[ ]
Blue Sky fees and expenses	$[ ]
Rating agency fees	$[ ]
Eligible Lender Trustee fees and expenses	$[ ]
Indenture Trustee fees and expenses	$[ ]
Printing expenses	$[ ]
Miscellaneous	$[ ]
Total	$[ ]

*  All amounts, other than the Securities and Exchange Commission registration fee, aggregate estimates of costs and expenses incurred or to be incurred in connection with the issuance and distribution of separate series of securities to be offered from time to time.

** To be completed by pre-effective amendment.

Item 15. Indemnification of Directors and Officers

Section 18-108 of the Delaware Limited Liability Company Act, as amended (6 Del. C. Section 18-101 et seq.), empowers a limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

The registrant has undertaken in its Limited Liability Company Agreement to indemnify, to the maximum extent permitted by the Delaware Limited liability Company Act, as from time to time amended, any of its currently acting or former directors, officers, employees and agents against any and all liabilities incurred in connection with their services in such capacities.  Under each underwriting agreement, the underwriters will undertake in certain circumstances to indemnify certain controlling persons of the registrant, including the officers and directors, against liabilities incurred under the Securities Act of 1933, as amended.

Item 16. Exhibits The following exhibits are filed herewith or incorporated by reference:

Exhibit No.	Description of Document
1.1	Form of Underwriting Agreement*
3.1	Form of Certificate of Trust for the Wells Fargo Student Loan Trusts (included as Exhibit B to Exhibit 4.2)*
3.2	Limited Liability Company Agreement of Wells Fargo Student Loans Receivables I LLC*
4.1	Form of Indenture*
4.2	Form of Amended and Restated Trust Agreement*
4.3	Form of Eligible Lender Trust Agreement (Depositor)*
4.4	Form of Eligible Lender Trust Agreement (Trust)*
5.1	Opinion of McKee Nelson LLP with respect to legality*
8.1	Opinion of McKee Nelson LLP with respect to tax matters*
23.1	Consent of McKee Nelson LLP (to be included as part of Exhibit 5.1 and 8.1)*
24.1	Power of Attorney for Wells Fargo Student Loans Receivables I LLC (included with this Part II)
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the Indenture Trustee**
99.1	Form of Sale Agreement*
99.2	Form of Servicing Agreement*
99.3	Form of Purchase Agreement*
99.4	Form of Administration Agreement*
99.5	Form of Remarketing Agreement *

*  To be filed by pre-effective amendment.

** To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act at the time of an offering of debt securities.

Item 17. Undertakings.

(a) As to Rule 415:

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.  Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change of such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the registration statement is on Form S-3 and the information required to be included in the post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934,a s amended, that are incorporated by reference in the registration statement or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

provided, further, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is for an offering of asset-backed securities on Form S-3, and the information required to be included in a post-effective amendment is provided pursuant to Item 1100(c) of Regulation AB.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial “bona fide” offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933, as amended, to any purchaser:  If the registrant is relying on Rule 430B of the Securities Act of 1933, as amended,:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) of the Securities Act of 1933, as amended, shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) of the Securities Act of 1933, as amended, as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) of the Securities Act of 1933, as amended, for the purpose of providing the information required by section 10(a) of the Securities Act of 1933, as amended, shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933, as amended, to any purchaser in the initial distribution of the securities:

The undersigned undertakes that in a primary offering of securities of the undersigned pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned or used or referred to by the undersigned;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned or its securities provided by or on behalf of the undersigned; and

(iv) Any other communication that is an offer in the offering made by the undersigned to the purchaser.

(b)    As to documents subsequently filed that are incorporated by reference: The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial “bona fide” offering thereof.

(c)    As to indemnification: Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

(d)    As to Rule 430A: The undersigned registrant hereby undertakes that:

(1) For the purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus files as part of the registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial “bona fide” offering thereof.

(e) Undertaking in respect of qualification of Indentures under the Trust Indenture Act of 1939, as amended:

The registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended, in accordance with the rules and regulations prescribed by the Security and Exchange Commission under Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.

(f)  Undertaking in respect of filings regarding asset-backed securities incorporating by reference subsequent Securities Exchange Act of 1934, as amended, documents by third parties:

The registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended, of a third party that is incorporated by reference in the registration statement in accordance with Item 1100(c)(1) of Regulation AB shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(g)  Undertaking in respect of filings regarding asset-backed securities that provide certain information through an Internet web site:

The registrant hereby undertakes that, except as otherwise provided by Item 1105 of Regulation AB, information provided in response to that Item pursuant to Rule 312 of Regulation S-T through the specified Internet address in the prospectus is deemed to be a part of the prospectus included in the registration statement.  In addition, the registrant hereby undertakes to provide to any person without charge, upon request, a copy of the information provided in response to Item 1105 of Regulation AB pursuant to Rule 312 of Regulation S-T through the specified Internet address as of the date of the prospectus included in this registration statement if a subsequent update or change is made to the information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 (including the requirement that the securities be rated investment grade at the time of sale) and has duly caused this Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Paul, State of Minnesota on June 1, 2007.

WELLS FARGO STUDENT LOANS RECEIVABLES I LLC
(Registrant)
By: /s/ Ross Tollefson
Name: Ross Tollefson
Title: Chief Executive Officer and Director

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ross Tollefson, Greg Jaeger and Lawrence D. Rubenstein, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in such person's name, place and stead, in any and all capacities to sign any or all amendments (including post-effective amendments) to this Form S-3 Registration Statement and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Form S-3 Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Ross Tollefson Ross Tollefson	Chief Executive Officer (Principal Executive Officer) and Director	June 1, 2007

/s/ Greg Jaeger Greg Jaeger	Chief Financial Officer (Principal Financial and Accounting Officer) and Director	June 1, 2007

/s/ Evelyn Echevarria Evelyn Echevarria	Independent Director	June 1, 2007

Exhibit No.	Description of Document
1.1	Form of Underwriting Agreement*
3.1	Form of Certificate of Trust for the Wells Fargo Student Loan Trusts (included as Exhibit B to Exhibit 4.2)*
3.2	Limited Liability Company Agreement of Wells Fargo Student Loans Receivables I LLC*
4.1	Form of Indenture*
4.2	Form of Amended and Restated Trust Agreement*
4.3	Form of Eligible Lender Trust Agreement (Depositor)*
4.4	Form of Eligible Lender Trust Agreement (Trust)*
5.1	Opinion of McKee Nelson LLP with respect to legality*
8.1	Opinion of McKee Nelson LLP with respect to tax matters*
23.1	Consent of McKee Nelson LLP (to be included as part of Exhibit 5.1 and 8.1)*
24.1	Power of Attorney for Wells Fargo Student Loans Receivables I LLC (included with this Part II)
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the Indenture Trustee**
99.1	Form of Sale Agreement*
99.2	Form of Servicing Agreement*
99.3	Form of Purchase Agreement*
99.4	Form of Administration Agreement*
99.5	Form of Remarketing Agreement *

*  To be filed by pre-effective amendment.

** To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act at the time of an offering of debt securities.